WRL SERIES FUND, INC.
                                                 SEMI-ANNUAL REPORT JUNE 30,1999







August 1999
ACC00001-8/99

Fellow Contract and Policy Owners:
What goes around...

Encouraged by a thriving U.S. economy, and heartened by others recovering around the world, financial markets moved higher across this six-month stretch. Indeed, many of the equity markets favorite indexes reached all-time highs at some point this period, not the least of which was the Dow Jones Industrial Average ("Dow"). The storied Dow, in fact, closed above 10,000 for the first time ever in its 100-year history.

For the better part of the period, fortune, as its done for the last few years, smiled brightly on "growth" stocks, most notably those in the high-flying technology arena. "Value" stocks, meanwhile, remained, as they've been for the last few years, almost totally out of favor. As a result, the disparity in performance between the growth and value styles of investing reached a level never before seen in the marketplace. But sometime this spring there came a dramatic shift in market sentiment, and many of those "diamond in the rough" value issues began to cruise past their growth rivals. Long-shunned sectors like energy, chemicals, and metals at once displaced fast-growing, mega-size companies like Microsoft Corporation and America Online, Inc. as the dominant drivers of the stock market. And, with that, many previously dormant fund categories rapidly revived providing instant vindication for investors holding a balanced portfolio.

[PHOTO]  Shown is John R. Kenney, Chairman of the Board
John R. Kenney,
Chairman of the Board

We'll be the first to admit the cost of diversification over the last few years has been unpleasantly steep. Worse yet, we suspect many frustrated investors, mistakenly believing large U.S. growth stocks were forever to be the stock markets' stars, abandoned their diversified investment strategies. But the last couple of months have been a stark reminder that no one is clever enough to identify the next market leader at the most opportune time. Investing for the long haul is still all about discipline, determination, and diversification.

In this markedly changeful environment, we're proud of the results the portfolio managers of the WRL Series Fund, Inc. ("Fund") have produced. All have vigilantly measured the rhythms of this marketplace and stayed altogether true to their stated objectives. I invite you to examine their individual comments contained in this Report. Understanding how these capable professionals dealt with this complex market can only make it easier for you to stick to your own investment plan. Make special note, if you will, of the seven new options inside the Fund. Check with your financial advisor to see if one or more of these new portfolios, which represent some of Wall Street's finest talent by the way, would be fitting for your situation.

INVESTING FOR THE LONG HAUL IS STILL ABOUT DISCIPLINE, DETERMINATION, AND DIVERSIFICATION.

From here, there's no reason to think that globally competitive businesses should do anything but excel for years to come. Or that long-term investors should be anything but rewarded for their time in the market. Those in the marketplace will, of course, need steady nerves and a commitment to stick with what works. And what works is simply time in the market and a properly allocated portfolio. We recognize the challenges you face with respect to your investment plan and appreciate the opportunity to help.

Sincerely yours,

/s/ JOHN R. KENNEY
--------------------------
John R. Kenney
CHAIRMAN OF THE BOARD

                                                       1999 SEMI-ANNUAL REPORT 1

TABLE OF CONTENTS


                                                                                            PAGE
   WRL SERIES FUND, INC.
    CHAIRMAN'S LETTER ....................................................................   1
    PORTFOLIO MANAGER'S COMMENTARY:
     WRL J.P. Morgan Money Market (FORMERLY MONEY MARKET PORTFOLIO) ......................   4
     WRL AEGON Bond (FORMERLY BOND PORTFOLIO) ............................................   6
     WRL Janus Growth (FORMERLY GROWTH PORTFOLIO) ........................................   8
     WRL Janus Global (FORMERLY GLOBAL PORTFOLIO) ........................................  10
     WRL LKCM Strategic Total Return (FORMERLY STRATEGIC TOTAL RETURN PORTFOLIO) .........  12
     WRL VKAM Emerging Growth (FORMERLY EMERGING GROWTH PORTFOLIO) .......................  14
     WRL Alger Aggressive Growth (FORMERLY AGGRESSIVE GROWTH PORTFOLIO) ..................  16
     WRL AEGON Balanced (FORMERLY BALANCED PORTFOLIO) ....................................  18
     WRL Federated Growth & Income (FORMERLY GROWTH & INCOME PORTFOLIO) ..................  20
     WRL Dean Asset Allocation (FORMERLY TACTICAL ASSET ALLOCATION PORTFOLIO) ............  22
     WRL C.A.S.E. Growth (FORMERLY C.A.S.E. GROWTH PORTFOLIO) ............................  24
     WRL NWQ Value Equity (FORMERLY VALUE EQUITY PORTFOLIO) ..............................  26
     WRL GE/Scottish Equitable International Equity (FORMERLY INTERNATIONAL EQUITY
       PORTFOLIO).........................................................................  28
     WRL GE U.S. Equity (FORMERLY U.S. EQUITY PORTFOLIO) .................................  30
     WRL Third Avenue Value (FORMERLY THIRD AVENUE VALUE PORTFOLIO) ......................  32
     WRL J.P. Morgan Real Estate Securities (FORMERLY REAL ESTATE SECURITIES PORTFOLIO) ..  34
     WRL Goldman Sachs Growth ............................................................  36
     WRL Goldman Sachs Small Cap .........................................................  38
     WRL T. Rowe Price Dividend Growth ...................................................  40
     WRL T. Rowe Price Small Cap .........................................................  42
     WRL Salomon All Cap .................................................................  44
     WRL Pilgrim Baxter Mid Cap Growth ...................................................  46
     WRL Dreyfus Mid Cap .................................................................  48
    SCHEDULE OF INVESTMENTS:
     WRL J.P. Morgan Money Market ........................................................  50
     WRL AEGON Bond ......................................................................  52
     WRL Janus Growth ....................................................................  54
     WRL Janus Global ....................................................................  56
     WRL LKCM Strategic Total Return .....................................................  59
     WRL VKAM Emerging Growth ............................................................  62
     WRL Alger Aggressive Growth .........................................................  65
     WRL AEGON Balanced ..................................................................  67
     WRL Federated Growth & Income .......................................................  68
     WRL Dean Asset Allocation ...........................................................  70
     WRL C.A.S.E. Growth .................................................................  72
     WRL NWQ Value Equity ................................................................  74
     WRL GE/Scottish Equitable International Equity ......................................  76
     WRL GE U.S. Equity ..................................................................  81
     WRL Third Avenue Value ..............................................................  84

2  WRL SERIES FUND, INC.


                                                                                           PAGE

    SCHEDULE OF INVESTMENTS: (continued)
     WRL J.P. Morgan Real Estate Securities .............................................   85
     WRL Goldman Sachs Growth ...........................................................   86
     WRL Goldman Sachs Small Cap ........................................................   88
     WRL T. Rowe Price Dividend Growth ..................................................   95
     WRL T. Rowe Price Small Cap ........................................................   98
     WRL Salomon All Cap ................................................................  103
     WRL Pilgrim Baxter Mid Cap Growth ..................................................  106
     WRL Dreyfus Mid Cap ................................................................  108
    STATEMENTS OF ASSETS AND LIABILITIES ................................................  111
    STATEMENTS OF OPERATIONS ............................................................  116
    STATEMENTS OF CHANGES IN NET ASSETS .................................................  121
    FINANCIAL HIGHLIGHTS ................................................................  128
    NOTES TO THE FINANCIAL STATEMENTS ...................................................  137

 The Portfolios of the WRL Series Fund, Inc. are made available through variable life insurance, variable annuity, and group annuity products issued by Western Reserve Life Assurance Co. of Ohio and certain of its affiliates. The availability of certain Portfolios may vary from product to product.

                                                     1999 SEMI-ANNUAL REPORT   3

WRL J.P. MORGAN MONEY MARKET
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS MAXIMUM CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY.

MARKET ENVIRONMENT

The U.S. economy continued to be very strong with growth for the first half of 1999 likely to be in excess of 4%. While at the end of the first quarter, most market participants believed that the Federal Reserve Board ("Fed") would remain on hold for at least the next several months, the improving economic outlook led to higher interest rates on June 30. In a surprise move, however, the Fed announced a shift back to a neutral bias from a tightening one.

PERFORMANCE

The Portfolio became more barbelled in anticipation of the 25 basis point Fed tightening. The portfolio's average maturity has been pared down and is currently maintained at 51 days. we continued to invest in floating rate notes which reset higher with each Fed tightening move. Throughout the first half of the year, our holdings in commercial paper and agency securities were increased. Effective liquidity and duration management were key factors in the Portfolio's performance during the past six months.

OUTLOOK

The wealth effect from the strong equity market is bolstering consumer confidence and implying continued solid demand in the U.S. This, combined with improving domestic manufacturing activity and signs of renewed economic life in Europe and Asia, leads us to believe that the Fed will continue to raise interest rates, despite its recent switch to a neutral bias. We Expect that another 25 basis point upward move by the Fed will most likely occur in August and more may be needed to slow the economy. Though an increase could happen at the October meeting, we think it's unlikely that the Fed would move to raise rates in the fourth quarter, as that would further hamper liquidity at a time when it may already be a concern due to potential Y2K-related problems. We will remain short in the Portfolio in light of our expectation of additional Fed tightenings.

/s/ ROBERT R. JOHNSON
---------------------
Robert R. Johnson

WRL J.P. MORGAN MONEY MARKET
PORTFOLIO MANAGER

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio manager through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


4  WRL SERIES FUND, INC.

                                                   [J.P. MORGAN INVESTMENT LOGO]

PORTFOLIO COMPOSITION 6/30/99
(INCLUDES 0.10% OF OTHER ASSETS)

Pie chart depicting portfolio composition as a percentage of total portfolio net assets.
                 Commercial Paper                           33.90%
                 Short-Term Obligations                     27.15%
                 Certificates of Deposits                   14.34%
                 Short-Term US Government Obligations       24.51%


Bar chart depicting maturity composition of the portfolio at June 30, 1999. (All amounts in thousands.)

                                                        MARKET VALUE
                                                        ------------
                 30 days                                  $150,536
                 31-60 days                                $21,988
                 61-90 days                                 $6,999
                 91-180 days                               $17,201
                 181-270 days                              $30,488
                 271 days to 1 year                        $19,996


MATURITY COMPOSITION 6/30/99
(ALL AMOUNTS IN THOUSANDS)


                31-60         61-90          91-180       181-270         271-
 30 DAYS         DAYS         DAYS            DAYS          DAYS         1 YEAR
---------      -------       ------         -------       -------        ------
$150,536       $21,988       $6,999         $17,201       $30,488       $19,996


FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Student Loan Marketing
     Association              4.60%     07/01/1999     21.68%

Associates First Capital
     Corporation              5.78%     07/01/1999      4.85%

Koch Industries, Inc.-144A    5.52%     07/01/1999      4.85%

Comerica Incorporated         4.90%     03/22/2000      4.04%

Mobil Corporation-144A        4.97%     07/01/1999      3.03%


"EFFECTIVE LIQUIDITY AND DURATION MANAGEMENT WERE KEY FACTORS IN THE PORTFOLIO'S PERFORMANCE DURING THE PAST SIX MONTHS."

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

Past performance does not guarantee future results. An investment in WRL J.P. Morgan Money Market is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

                                                      1999 SEMI-ANNUAL REPORT  5

WRL AEGON BOND
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS THE HIGHEST POSSIBLE CURRENT INCOME WITHIN THE CONFINES OF THE PRIMARY GOAL OF ENSURING PROTECTION OF CAPITAL.

MARKET ENVIRONMENT

Interest rates generally trended higher across for the first six months of 1999. The movement in rates reflected, for the most part, the easing of concerns related to Latin America, continued strong economic growth, and signs of an up-tick in inflation. Essentially, the market began to discount its expectations regarding the Federal Reserve Board ("Fed") action to slow the economy and head off inflation. Although corporate bond spreads widened modestly during the period, their relative return versus Treasuries was strong.

PERFORMANCE

WRL AEGON Bond produced a total return of (2.60)% for the six-month period ended June 30, 1999, slightly lagging its benchmark, the Lehman Brothers Government/Corporate Bond Index, which decreased to (2.28)%. While performance for the six months was slightly disappointing, we are pleased with our total return over the last twelve months.

STRATEGY REVIEW

Our generally neutral duration posture through the period allowed us to largely avoid the negative relative impact from the rise in interest rates. The Portfolio was, too, the beneficiary of the incremental yields from allocations to the spread sectors, including corporate, asset-backed, and mortgage-backed securities. The contribution to performance was not as strong as it could have been, however, given our emphasis on higher quality within the sector. Performance was also enhanced somewhat by security selection, in particular some of our lower quality financial institution holdings where the relative spread performance was the most significant (including one security that tightened dramatically on an acquisition announcement).

At the same time, performance in the yield curve flattening environment was hindered somewhat by the Portfolio's maturity structure. While we made the right call, we were not aggressive enough in adjusting the Portfolios maturity weightings away from the bulleted structure. As it turned out, intermediate (five to ten years) maturities, where we had the largest relative exposure along the yield curve, rose most in yield.

OUTLOOK

A strong economy and increased inflationary pressures continue to impact interest rate expectations. While rates could continue to trend higher in the near term, we believe the Fed's vigilance on the inflation front is supportive for the market in the long term. Including several technical factors, we are neutral to modestly bullish on the bond market. Despite the historically flat yield curve, the current environment suggests that a more neutral bias for weighting along the yield curve. We continue to have a relatively large exposure to intermediate maturities, as the average maturity of the Portfolio remains shorter than its benchmark, but we will continue to reduce this emphasis in accordance with our market outlook. Although the Portfolio is broadly diversified across all dimensions, it continues to have a focus on the corporate bond sector, with the heaviest exposure to financials. Though there exists a substantial overweight to single-A rated securities, the average quality of the Portfolio remains high at AA.

/s/ CLIFFORD A. SHEETS                                    /s/ JARRELL D. FREY
----------------------                                    -------------------
Clifford A. Sheets                                        Jarrell D. Frey

                                 WRL AEGON BOND
                             CO-PORTFOLIO MANAGERS

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio managers through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

6 WRL SERIES FUND, INC.

                                                                    [AEGON LOGO]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL AEGON BOND AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

[GRAPH OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Lehman Brothers Government/Corporate Bond Index (LB) over the same time frame.

                                               PORTFOLIO        LB INDEX
                                               ---------        --------
           Inception 10/2/86 *                  $10,000         $10,000
           Period Ended 12/31/86                $10,412         $10,310
           FYE 12/31/87                          $9,823         $10,540
           FYE 12/31/88                         $10,583         $11,340
           FYE 12/31/89                         $12,133         $12,960
           FYE 12/31/90                         $12,887         $14,030
           FYE 12/31/91                         $15,317         $16,290
           FYE 12/31/92                         $16,358         $17,530
           FYE 12/31/93                         $18,547         $19,460
           FYE 12/31/94                         $17,260         $18,780
           FYE 12/31/95                         $21,228         $22,390
           FYE 12/31/96                         $21,258         $23,040
           FYE 12/31/97                         $23,204         $25,290
           FYE 12/31/98                         $25,366         $27,685
           FPE 06/30/99                         $24,707         $27,055

* Inception

o WRL AEGON BOND $24,707
o LB GOV'T CORP.
    BOND         $27,055

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investors units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

U.S. Treasury Bond         6.50%   11/15/2026    6.47%
U.S. Treasury Bond         7.25%   05/15/2016    3.44%
U.S. Treasury Note         6.50%   05/15/2005    3.21%
U.S. Treasury Bond         6.25%   08/15/2023    3.14%
U.S. Treasury Note         5.75%   10/31/2002    3.13%


WHILE RATES COULD CONTINUE TO TREND HIGHER IN THE NEAR TERM, WE BELIEVE THE FED'S VIGILANCE ON THE INFLATION FRONT IS SUPPORTIVE FOR THE MARKET IN THE LONG TERM.


FIXED INCOME MATRIX

INTERMEDIATE TERM: Average duration equal to or greater than 3.5 years, but less than or equal to 6 years.

HIGH QUALITY: Average credit rating equal to or greater than AA.

 THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                      1999 SEMI-ANNUAL REPORT  7

WRL JANUS GROWTH
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS GROWTH OF CAPITAL THROUGH INVESTMENTS IN COMMON STOCKS WITH SUPERIOR EARNINGS GROWTH POTENTIAL.

MARKET ENVIRONMENT

Despite resurgent interest rate fears and higher volatility, equity markets finished the period on positive ground. The first half got out of the gates quickly as the narrow rally of the fourth quarter carried over into the first quarter. Large caps continued to outperform small- and mid-size companies, and the Dow Jones Industrial Average reached the 10,000-point level before falling into a trading range. Despite remarkable economic strength and low unemployment, inflation remained at its mildest levels in years.

In May, the market changed as the threat of higher interest rates pressured stocks. Early in the period, investors reacted to healthy economic numbers by investing heavily in cyclical stocks that stood to benefit from a renewed global expansion. As the second quarter progressed, concern mounted that the surging economy would force the Federal Reserve Board ("Fed") to raise interest rates. Nevertheless, this expectation and the eventual reality the Fed did raise rates by 25 basis points at the end of June were not enough to suppress the bulls, and stocks of all capitalizations moved higher.

PERFORMANCE

Against this backdrop, the Portfolio outperformed its benchmark. For the six months ended June 30, 1999, WRL Janus Growth returned 19.71% while the Standard and Poors Index of 500 Common Stocks gained 12.38%.

STRATEGY REVIEW

Overall, we enjoyed strong performance from holdings in a diverse mix of industries, including technology, cable, telecommunications, and retail. Stand out performers included Nokia Oyj, the wireless communications hardware manufacturer, and Cisco Systems, Inc., the dominant supplier of Internet infrastructure equipment.

Despite exhibiting dramatic price oscillations throughout the period, America Online, Inc. ("AOL"), the world's leading Internet service provider, finished higher. The company experienced a period of rough sailing as investors came down with a case of "Internet-valuation-vertigo", and the stock declined. However, we believe AOL's future remains very bright. It has yet to meaningfully tap into foreign markets and there is still room to grow in the U.S. market as well.

Meanwhile, Pfizer, Inc. and several other pharmaceutical holdings declined on fears of potential governmental drug price regulation. Many of these companies, Pfizer, Inc. in particular, are coming off blockbuster years and they have extremely difficult earnings comparisons to beat as a result.

OUTLOOK

As we move ahead, volatility and uncertainty should continue in the second half of the year as the market wrestles with the possibility of additional rate hikes. If these hikes materialize, then many companies will find the business environment quite inhospitable and equities could be in for a rough period. Nevertheless, we remain optimistic on the long-term prospects of our holdings because each possesses an open-ended, organic growth story that we believe the market ultimately will reward.

/s/ SCOTT W. SCHOELZEL                    /s/ ED KEELY
----------------------                    ------------
Scott W. Schoelzel                        Edward Keely

                       WRL JANUS GROWTH
                     CO-PORTFOLIO MANAGERS

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio managers through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

8 WRL SERIES FUND, INC.

                                                                    [JANUS LOGO]

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL JANUS GROWTH AND THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS

[GRAPH OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                                 PORTFOLIO       S&P INDEX
                                                 ---------       ---------
             Inception 10/2/86 *                  $10,000         $10,000
             Period Ended 12/31/86                $10,144         $10,560
             FYE 12/31/87                         $11,249         $11,110
             FYE 12/31/88                         $13,344         $12,940
             FYE 12/31/89                         $19,621         $17,040
             FYE 12/31/90                         $19,578         $16,511
             FYE 12/31/91                         $31,284         $21,542
             FYE 12/31/92                         $32,021         $23,183
             FYE 12/31/93                         $33,293         $25,519
             FYE 12/31/94                         $30,527         $25,856
             FYE 12/31/95                         $44,912         $35,572
             FYE 12/31/96                         $52,979         $43,740
             FYE 12/31/97                         $62,274         $58,333
             FYE 12/31/98                        $102,424         $75,004
             FPE 06/30/99                        $122,613         $84,291

* Inception

o   WRL JANUS GROWTH  $122,613
o   S&P 500            $84,291

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investors units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)

America Online                                7.57%

Microsoft Corporation                         7.56%

Nokia Oyj-Sponsored ADR                       7.49%

Cisco Systems, Inc.                           4.99%

Texas Instruments Incorporated                4.91%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Computer & Data Processing Services          16.43%

Telecommunications                           10.61%

Communications Equipment                      8.12%

Computer & Office Equipment                   7.02%

Electronic Components & Accessories           5.77%


WE ENJOYED STRONG PERFORMANCE FROM HOLDINGS IN A DIVERSE MIX OF INDUSTRIES, INCLUDING TECHNOLOGY, CABLE, TELECOMMUNICATIONS, AND RETAIL.


EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks.

 THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.


                                                       1999 SEMI-ANNUAL REPORT 9

WRL JANUS GLOBAL
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS LONG-TERM GROWTH OF CAPITAL IN A MANNER CONSISTENT WITH THE PRESERVATION OF CAPITAL PRIMARILY THROUGH INVESTMENTS IN COMMON STOCKS OF FOREIGN AND DOMESTIC ISSUERS.

MARKET ENVIRONMENT

International markets moved cautiously higher during the first six months of 1999. Japan joined the roster of rebounding Asian economies late in the period by reporting much stronger-than-expected Gross Domestic Product growth. Although many economists remain skeptical about the report's validity, returning confidence in Japan helped Asian markets stand out against lackluster performances in Europe. Latin America also surged late in the period as confidence crept back into emerging markets following a string of negative news early in the period. Domestically, continued strength in the U.S. economy proved to be a mixed blessing during the period, first compelling investors to bid up large, growth oriented companies and later forcing a shift in favor of economically sensitive cyclical shares. All shares moved higher, however, when the Federal Reserve Board ("Fed") announced a modest 25 basis point increase in short-term rates and adopted a neutral bias toward future rate increases.

PERFORMANCE

The Portfolio performed well behind the strength of a broad range of holdings. For the six months ended June 30, 1999, WRL Janus Global gained 13.91%, outdistanding its benchmark, the Morgan Stanley Capital International World Index, which returned 8.51%.

STRATEGY REVIEW

A number of our U.S. positions participated in the somewhat erratic run-up of the domestic market. Tyco International Ltd. gained as markets sounded a vote of confidence in the company's knack for turning underperforming companies into healthy, dynamic businesses, while Cisco Systems, Inc. gained in tandem with the explosive growth in the Internet. Overseas, Japanese media concern SOFTBANK Corporation gained substantially as the company continued to build its impressive Internet portfolio. Our global telecommunications and cellular positions also performed well, led by China Telecom (Hong Kong) Limited, Telefonos de Mexico SA, and Sprint PCS. Finnish cellular handset and equipment maker Nokia Oyj, also continued to outperform, as did its Swedish peer, Telefonaktiebolaget LM Ericsson.

Despite generally strong performance, a number of positions gave ground. The uncertain interest rate environment and the possibility of substantial Medicare reform in the United States pressured the entire pharmaceutical sector, and our holdings in Pfizer Inc., Roche Holding AG, and SmithKline Beecham PLC traded lower. Our performance was also held back by a deliberate lack of exposure to cyclical shares, a class of investments that gained favor toward the end of the period as it became increasingly apparent that U.S. interest rates were trending higher.

OUTLOOK

Looking forward, we were encouraged by the Fed's restraint at its June meeting but view further rate increases in the U.S. as a possibility. Meanwhile, we are confident in our positions and look forward to a geographic broadening of the economic prosperity that has carried the U.S. forward for so long. In addition, despite a modest underweighting in emerging market shares, we were among the beneficiaries of the ongoing rebound abroad and will likely allow our exposure to emerging markets to creep higher in coming months through the careful addition of well-selected companies.

/s/ HELEN YOUNG HAYES
------------------------------
HELEN YOUNG HAYES
WRL JANUS GLOBAL
PORTFOLIO MANAGER

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio manager through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


10 WRL SERIES FUND, INC.

                                                                    [JANUS LOGO]

 COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC.
   WRL JANUS GLOBAL AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX

[GRAPHIC OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International World Index (MS) over the same time frame.

                                              PORTFOLIO        MS INDEX
                                              ---------        --------
         Inception 12/3/92 *                   $10,000         $10,000
         Period Ended 12/31/92                 $10,162         $10,008
         FYE 12/31/93                          $13,724         $12,415
         FYE 12/31/94                          $13,759         $13,110
         FYE 12/31/95                          $16,932         $15,900
         FYE 12/31/96                          $21,628         $18,130
         FYE 12/31/97                          $25,683         $21,070
         FYE 12/31/98                          $33,392         $26,198
         FPE 06/30/99                          $38,035         $28,428

* Inception

o  WRL JANUS GLOBAL $38,035
o  MS INTL. WORLD   $28,428

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investors units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Cisco Systems, Inc.                               5.80%

Tyco International Ltd.                           4.57%

Microsoft Corporation                             3.58%

Mannesmann AG                                     3.15%

Nokia Oyj                                         2.91%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Telecommunications                               21.48%

Computer & Data Processing Services               9.16%

Communications Equipment                          7.63%

Computer & Office Equipment                       6.84%

Pharmaceuticals                                   6.62%


WE ARE CONFIDENT IN OUR POSITIONS AND LOOK FORWARD TO A GEOGRAPHIC BROADENING OF THE ECONOMIC PROSPERITY THAT HAS CARRIED THE U.S. FORWARD FOR SO LONG.

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS. FOREIGN SECURITIES INVOLVE SPECIAL RISKS DESCRIBED IN THE PROSPECTUS THAT SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.


                                                      1999 SEMI-ANNUAL REPORT 11

WRL LKCM STRATEGIC TOTAL RETURN
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS CURRENT INCOME, LONG-TERM GROWTH OF INCOME, AND CAPITAL APPRECIATION BY INVESTING IN A BLEND OF EQUITY AND FIXED-INCOME SECURITIES.

MARKET ENVIRONMENT

Amidst the strong stock market gains of 1999's first half, the Portfolio's equity holdings continued to drive overall performance. While the Portfolio's bond component remains an integral part of managing risk, when bond yields rise, as they did this period, the resulting pressure on prices dampens total returns. Nevertheless, our fixed-income allocation and conservative management style served as a cushion during market downdrafts, as did a sensitivity to valuation in the stock selection process.

In a sense, the drivers of the strong stock market performance this period, in the face of rising interest rates, were also the drivers of a greater number of stocks participating in the market advance. Over the last two quarters, company earnings have generally exceeded expectations held by investors as we entered the year. At the same time, the emerging economies, whose problems troubled global financial markets last year, showed signs of recovery. These factors were the major forces behind the stock market gains year to date.

PERFORMANCE

For the six months ended June 30, 1999, WRL LKCM Strategic Total Return achieved a total return of 6.74%. By comparison, the Standard and Poor's Index of 500 Common Stocks gained 12.38% and the Lehman Brothers Government/Corporate Intermediate Bond Index declined 0.58% for the same period.

STRATEGY REVIEW

The Portfolio enjoyed quite a few successes in the first half of 1999. While our exposure to various economic sectors is always a key element to performance, selection of individual investments, rather than "macro" exposures, was the larger contributor this period. For instance, we continued to have a lower-than-market exposure to the volatile technology sector, but the strong performance of our individual technology holdings more than offset the lower weighting. Though the reward/risk profile of many technology stocks limits our exposure to computer-related issues, the risk characteristics of communications-related technology companies have been compelling. Motorola, Inc. and Nortel Networks Corporation are examples of strong performing communications-technology holdings in the portfolio. This theme indirectly extended to other areas such as an investment in the retailer, Tandy Corporation, whose stock price more than doubled this period. The healthcare sector, which continued to enjoy strong fundamentals but was mired in fears about increased government involvement, probably was the largest single adverse factor effecting the Portfolio over the period.

OUTLOOK

While we continue to be optimistic about the durability of the bull market that has characterized the 1990s, our more immediate attention is on a rising level of market risk as we enter the late summer or early fall. After taking the first step of raising interest rates in June, we would expect the Federal Reserve Board to raise interest rates again if the economy continues to exhibit signs of above-average growth in conjunction with upward pressure on wages or prices. Nevertheless, as we relay these cautions, we are excited about the attractive investment opportunities we continue to uncover. The current environment, a mix of optimism, and near-term caution is especially suited for the philosophy of WRL LKCM Strategic Total Return.

/s/ LUTHER KING                                             /s/ SCOT C. HOLLMANN
---------------                                            ---------------------
Luther King                                                   Scot C. Hollmann

                         WRL LKCM STRATEGIC TOTAL RETURN
                              CO-PORTFOLIO MANAGERS

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio managers through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


12 WRL SERIES FUND, INC.

                                                                     [LKCM LOGO]


COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL LKCM STRATEGIC TOTAL RETURN, THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX

[GRAPH OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) and Lehman Brothers Government/Corporate Intermediate Bond Index
(LB) over the same time frame.

                                    PORTFOLIO       S&P INDEX        LB INDEX
                                    ---------       ---------        --------
        Inception 3/1/93 *           $10,000         $10,000         $10,000
        Period Ended 12/31/93        $11,349         $10,770         $10,490
        FYE 12/31/94                 $11,288         $10,912         $10,805
        FYE 12/31/95                 $14,072         $14,996         $12,461
        FYE 12/31/96                 $16,182         $18,459         $12,966
        FYE 12/31/97                 $19,178         $24,618         $13,986
        FYE 12/31/98                 $21,619         $31,654         $15,167
        FPE 06/30/99                 $23,076         $35,573         $15,079

* Inception

o  WRL LKCM STRATEGIC
     TOTAL RETURN          $23,076

o  S&P 500                 $35,573

o   LB GOV'T/CORP.
     INTM. BOND            $15,079

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investors units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Altel Corporation                         2.54%

Motorola, Inc.                            2.32%

CBS Corporation                           2.31%

Hewlett-Packard Company                   2.28%

Tyco International Ltd.                   2.25%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Telecommunications                       11.40%

Commercial Banks                          7.68%

Pharmaceuticals                           6.41%

Chemicals & Allied Products              6.00%

U.S. Government Obligations               5.71%


OUR MORE IMMEDIATE ATTENTION IS ON A RISING LEVEL OF MARKET RISK AS WE ENTER THE LATE SUMMER OR EARLY FALL.

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

FIXED INCOME MATRIX

INTERMEDIATE TERM: Average duration equal to or greater than 3.5 years, but less than or equal to 6 years.

MEDIUM QUALITY: Average credit rating of BBB or A.

 THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.


                                                     1999 SEMI-ANNUAL REPORT  13

WRL VKAM EMERGING GROWTH
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS CAPITAL APPRECIATION BY INVESTING IN THE COMMON STOCKS OF SMALL- AND MEDIUM-SIZED COMPANIES.

MARKET ENVIRONMENT

As has been its trademark in recent times, the stock market was volatile during the first six months of the year. With inflation beginning to show signs of creeping upwards, fears of tighter monetary policy put pressure on the stock market. Growth stocks in particular were impacted, as investors rotated into more traditional cyclical issues. The Federal Reserve Board did raise rates on the last day of the reporting period, but the increase was widely expected and the effect on stock prices was limited.

PERFORMANCE

WRL VKAM Emerging Growth performed extremely well in this environment. For the six months ended June 30, 1999, the Portfolio gained 20.92%. By comparison the Standard and Poor's Index of 500 Common Stocks returned 12.38% and the Russell 2000 Index, which more closely resembles the Portfolio, gained 8.47% for the same period.

STRATEGY REVIEW

We look for stocks with rising earnings expectations and rising valuations, and we invest in those companies we believe have the potential to outperform earnings expectations. Conversely, we sell stocks when earnings estimates or valuations decline. As the period went on, it became more difficult to identify stocks that met our investment criteria. As a result, we moved into a handful of cyclical stocks with high-growth characteristics.

Companies involved in wireless communications were particularly successful investments for the Portfolio. Leading cellular phone manufacturer Nokia Oyj continued to be a mainstay of the Portfolio and performed very well during the period, as did RF Micro Devices, Inc., a component supplier to Nokia Oyj. Internet companies continued to appreciate in value, although we shifted our focus from service companies to those firms that are providing the Internets infrastructure. Cisco Systems, Inc. has been a successful part of the Portfolio for some time and continued to perform well this period. The Portfolio also was helped by the performance of Broadcom Corporation and Uniphase Corporation, both component suppliers to equipment manufacturers involved in building the Internet information and data "superhighway".

We also found success with a number of our retail holdings especially those that could capitalize on high consumer-demand for technology. Companies like Tandy Corporation and Circuit City Stores - Circuit City Group, newly purchased during the period, and Best Buy Co., Inc., a holding in the Portfolio for some time, performed very well because they were the beneficiaries of this increased demand.

OUTLOOK

Concerns about interest rates will make for an interesting summer, and questions about the Year 2000 problem will be a factor in people's investment decisions, although to what extent is uncertain. We're also continuing to adjust to a new "day trading" stock market culture, which has led to a new standard of volatility. In volatile times our job is somewhat more difficult because it can be challenging to find stocks that meet our criteria. Through all of these situations, we continue to do what has worked well for us in the past, which is invest according to our discipline.

/s/ GARY M. LEWIS
-----------------
GARY M. LEWIS
WRL VKAM EMERGING GROWTH
PORTFOLIO MANAGER

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio manager through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

14  WRL SERIES FUND, INC.

                                                   [VAN KAMPEN INVESTMENTS LOGO]


COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL VKAM EMERGING GROWTH AND THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS

[GRAPH OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                                    PORTFOLIO       S&P INDEX
                                                    ---------       ---------
                Inception 3/1/93 *                   $10,000         $10,000
                FYE 12/31/93                         $12,471         $10,770
                FYE 12/31/94                         $11,553         $10,912
                FYE 12/31/95                         $16,960         $14,996
                FYE 12/31/96                         $20,162         $18,459
                FYE 12/31/97                         $24,488         $24,618
                FYE 12/31/98                         $33,629         $31,654
                FPE 06/30/99                         $40,666         $35,573


* Inception

o  WRL VKAM
    EMERGING GROWTH   $40,666

o  S&P 500            $35,573

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investors units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Best Buy Co., Inc.                              3.82%

QUALCOMM, Incorporated                          2.28%

Broadcom Corporation                            2.27%

Circuit City Stores--Circuit City Group         2.13%

Uniphase Corporation                            2.09%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Electronic Components & Accessories            17.04%

Computer & Data Processing Services            12.83%

Communications Equipment                        7.44%

Radio, Television & Computer Stores             7.36%

Pharmaceuticals                                 5.72%


AS THE PERIOD WENT ON, IT BECAME MORE DIFFICULT TO IDENTIFY STOCKS THAT MET OUR INVESTMENT CRITERIA.


EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

SMALL CAPITALIZATION: Smallest 80% of the top 5,000 U.S. stocks. This material 3must be preceded or accompanied by the Funds current prospectus.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                     1999 SEMI-ANNUAL REPORT  15

WRL ALGER AGGRESSIVE GROWTH
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN EQUITY SECURITIES.

MARKET ENVIRONMENT

After fluctuations amid profit taking, the Dow Jones Industrial Average ("Dow") finally closed over 10,000 on March 29. The economy, meanwhile, was robust, interest rates and inflation were at low levels, and we saw the beginnings of a technological revolution led by the Internet. All of these factors contributed to a strong quarter for the stock market in general, and for WRL Alger Aggressive Growth in particular. With our all-cap investment style focusing primarily on large cap stocks, the portfolio easily outdistanced the broad averages for the first quarter.

The second quarter also saw the stock market approach new heights, with the Dow briefly crossing the 11,000 boundary during the period. Internet stocks once again played a prominent role as they reversed the trend of the first quarter, posting, in some cases, huge losses. Inflation remained one of the paramount concerns in the market as the Federal Reserve Board ("Fed") shifted to a tightening bias at its May meeting. For its part, the economy remained robust, though there were some signs of slowing. All of these factors contributed to a challenging quarter for the Portfolio, as small-cap stocks performed better than their larger-cap peers.

PERFORMANCE

For the six-month period ended June 30, 1999, WRL Alger Aggressive Growth, with a return of 17.63%, outperformed its benchmarks, the Value Line (Arithmetic) Index which gained 12.88%, and the Standard and Poor's Index of 500 Common Stocks, which gained 12.38%.

STRATEGY REVIEW

Technology stocks, specifically those in the Internet arena, were among the market's stronger performers early in the year and the Portfolio benefited from large positions in this sector. Among the best performing stocks in the first quarter were At Home Corporation, America Online, Inc., EMC Corporation, ASM Lithography Holding NV, and Yahoo! Inc. Together, these stocks accounted for over 12% of the Portfolio's assets at the end of the first period.

Across the second quarter, however, the poor performance of our Internet-related holdings and our overweighting of the consumer cyclicals sector resulted in relatively weak performance. Indeed, many of our previously strong performing technology holdings gave back some of their gains

OUTLOOK

While the economy still appears to be robust, there are signs of slowing. Nevertheless, we believe interest rates should be considerably lower by year-end and the Fed should maintain its neutral bias which, together, could spark a year-end rally. Beyond that, it appears that the year 2000 will be one of moderate growth and even lower interest rates. Throughout it all, we will continue to seek out and invest in companies that we feel will grow their earnings rapidly and consistently.


/s/ DAVID D. ALGER
------------------
DAVID D. ALGER
PRESIDENT, FRED ALGER MANAGEMENT, INC.


The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio manager through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


16  WRL SERIES FUND, INC.

                                              [FRED ALGER MANAGEMENT, INC. LOGO]

 COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC.
     WRL ALGER AGGRESSIVE GROWTH, THE VALUE LINE (ARITHMETIC) INDEX AND THE
                 STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS

[GRAPHIC OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Value Line (Arithmetic) Index (VL) and the Standard's and Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                        PORTFOLIO       VL INDEX       S&P INDEX
                                        ---------       --------       ---------
      Inception 3/1/94 *                 $10,000         $10,000        $10,000
      Period Ended 12/31/94               $9,874          $9,685        $10,072
      FYE 12/31/95                       $13,628         $12,197        $13,857
      FYE 12/31/96                       $15,052         $14,609        $17,039
      FYE 12/31/97                       $18,702         $18,766        $22,724
      FYE 12/31/98                       $27,807         $19,857        $29,218
      FPE 06/30/99                       $32,708         $22,415        $32,836

* Inception

o  WRL Alger
    Aggressive Growth    $32,708

o  Value Line            $22,415

o  S&P 500               $32,836

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Microsoft Corporation                              4.48%

broadcast.com Inc.                                 3.99%

America Online, Inc.                               3.67%

Cisco Systems, Inc.                                3.64%

Citigroup Inc.                                     3.48%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Computer & Data Processing Services               13.39%

Telecommunications                                10.92%

Electronic Components & Accessories                9.31%

Computer & Office Equipment                        8.61%

Communication                                      7.36%


TECHNOLOGY STOCKS WERE AMONG THE MARKETS' STRONGER PERFORMERS EARLY IN THE YEAR AND THE PORTFOLIO BENEFITED FROM LARGE POSITIONS IN THIS SECTOR.

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.


                                                     1999 SEMI-ANNUAL REPORT  17

WRL AEGON BALANCED
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS PRESERVATION OF CAPITAL, REDUCED VOLATILITY, AND SUPERIOR LONG-TERM RISK-ADJUSTED RETURNS BY INVESTING IN COMMON STOCK, CONVERTIBLE SECURITIES, AND U.S. TREASURIES.

MARKET ENVIRONMENT

In the early part of the second quarter, the market experienced what is known as a rotation. Until then, the market had been dominated by large-cap growth stocks. Since September 1998, the trend actually accelerated as the Federal Reserve Board ("Fed") both lowered interest rates and increased the growth of money supply, providing liquidity to flow back into the market. The Fed's actions reinvigorated the equity market to the point of frenzy, as evidenced by the Internet craze during the first quarter.

We viewed the move to cyclicals as a normal market reaction to the extreme valuation spread. It was a reversion to the mean for valuations, but we don't think it should have happened in such a short period of time. The huge upward move, in our opinion, was a panic reaction by fund managers who had little exposure to cyclicals. To continue to outperform, we believe cyclicals need to report positive news and show quarter-to-quarter earnings growth, something that in the past has been very difficult for the group to do.

PERFORMANCE

For the six months ended June 30, 1999, WRL AEGON Balanced produced a total return of 6.56%. By comparison, the Standard and Poor's Index of 500 Common Stocks ("S&P 500") gained 12.38% and the Lehman Brothers Government/Corporate Intermediate Bond Index declined 0.58%.

STRATEGY REVIEW

The highlight this year for the Portfolio has been the stock selection. Of the twenty three stocks remaining in the Portfolio at the end of the second quarter, nine outperformed the S&P 500 year-to-date. Notable performers included Frontier Corporation, Sun Microsystems, Inc., Hewlett-Packard Company, Citigroup Inc., and J.P. Morgan & Co. Incorporated. One important addition to the Portfolio this period was Tyco International Ltd.

We have to remember, of course, this is a balanced portfolio. The fixed-income market was not kind to our performance as yields rose, meaning bond prices fell. For its part, the yield on the 30-year U.S. Treasury bond rose from 5.09% to 5.96% this period. At quarter end, about 25% of the Portfolio was in varying durations of U.S. Treasuries. For the first six months of 1999, this part of the Portfolio was down approximately 7%. Clearly this was a disappointment, but we believe that most of the decline in bond prices is over.

OUTLOOK

WRL AEGON Balanced has shied away from classic cyclicals like basic materials. We believe, instead, in cyclicals with good fundamentals, like financials, capital goods and retailing. These groups have more control over their destiny and generate positive returns on capital. They also have the ability to sustain profitability even in an economic downturn. If we begin to see signs of a global economic recovery, we may move into some "deep" cyclicals, but at this time we feel the Portfolio has an appropriate amount of exposure to the group.

/s/ MICHAEL VAN METER
---------------------
MICHAEL VAN METER
WRL AEGON BALANCED
PORTFOLIO MANAGER

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio manager through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


18  WRL SERIES FUND, INC.

                                                                    [AEGON LOGO]


 COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL AEGON BALANCED, THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS AND THE
          LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX

[GRAPH OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard's and Poor's Index of 500 Common Stocks (S&P) and the Lehman Brothers Government/Corporate Intermediate Bond Index (LB) over the same time frame.

                                        PORTFOLIO       S&P INDEX       LB INDEX
                                        ---------       ---------       --------
       Inception 3/1/94 *                $10,000         $10,000        $10,000
       Period Ended 12/31/94              $9,427         $10,072         $9,840
       FYE 12/31/95                      $11,293         $13,857        $11,348
       FYE 12/31/96                      $12,504         $17,039        $11,808
       FYE 12/31/97                      $14,642         $22,724        $12,737
       FYE 12/31/98                      $15,657         $29,218        $13,812
       FPE 06/30/99                      $16,683         $32,836        $13,732

* Inception

o  WRL AEGON
     Balanced       $16,683

o  S&P 500          $32,836

o  LB Gov't./Corp.
     Intm. Bond     $13,732

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)

U.S. Treasury Bond        5.25%    11/15/2028     3.93%

Sun Microsystems, Inc.                            3.67%

Frontier Corporation                              3.62%

Tyco International Ltd.                           3.45%

PepsiCo, Inc.                                     3.42%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

U.S. Government Obligations                      25.65%

Pharmaceuticals                                   8.96%

Commercial Banks                                  8.80%

Computer & Office Equipment                       6.80%

Insurance                                         6.75%


THE FIXED-INCOME MARKET WAS NOT KIND TO OUR PERFORMANCE AS YIELDS ROSE, MEANING BOND PRICES FELL.

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks.

FIXED INCOME MATRIX

LONG TERM: Average duration of more than 6 years.

HIGH QUALITY: Average credit rating equal to or greater than AA.



THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.


                                                      1999 SEMI-ANNUAL REPORT 19

WRL FEDERATED GROWTH & INCOME
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS TOTAL RETURN BY INVESTING IN SECURITIES THAT HAVE DEFENSIVE CHARACTERISTICS.

MARKET ENVIRONMENT

Conditions in the stock market shifted abruptly this period, from a focus on large capitalization growth stocks the first quarter to one on value stocks and smaller capitalization stocks the second. This transition is apparent in the quarterly returns of the Portfolio--a minus 7.99% in the first quarter but a positive 12.15% in the second. Our strong second quarter performance was enhanced by the real estate investment trust ("REIT") and electric and gas utility sectors.

PERFORMANCE

For the six-months ended June 30, 1999, WRL Federated Growth & Income gained 3.19%, while the Russell 3000 Index, our market benchmark, returned 10.80%. The Russell Mid Cap Value Index returned 7.72%. This index is a fairer comparison for the value-oriented, defensive nature of the Portfolio.

STRATEGY REVIEW

In accordance with our emphasis towards mid-cap value, we have increased the diversification of the Portfolio at the expense of utilities. We are confident this move will enhance returns without impairing the Portfolio's fine defensive characteristics. Utilities overall are now approximately 38% of the Portfolio, down from a high of 50% last year. Meanwhile, several of our new holdings were strong performers during the period, including DENTSPLY International Inc. (dental supplies), Westvaco Corporation (forest products), and Flowserve Corporation (capital goods).

Among individual stocks, our top contributor was Kerr-McGee Corporation, which rode surging oil prices to a solid return. Equity Residential Properties Trust and Apartment Investment and Management Company led the strong REIT sector. In contrast, K N Energy, Inc.'s convertible preferred shares were the Portfolio's weakest, declining on lower earnings and the termination of the company's planned merger with Sempra Energy.

With the exception of the highly volatile technology sector, all major industry sectors are now represented in WRL Federated Growth & Income. Natural gas, REITs, electric utilities, consumer staples, and basic industry are the Portfolio's largest sectors.

OUTLOOK

We are optimistic about the Portfolio's prospects. On average, valuations appear excellent, the dividend yield exceeds 4.5%, and average earnings growth of our companies is 9%. These mid-cap companies also offer takeover prospects given their moderate size, attractive valuations, and strong cash flows. After the sharp rise by the large growth stocks over the last few years and because of the likelihood that market conditions will be more challenging, we think WRL Federated Growth & Income is a fine place to be positioned.

/s/ STEVEN J. LEHMAN                             /s/ LINDA A. DUESSEL
--------------------                             --------------------
Steven J. Lehman                                 Linda A. Duessel

                   WRL FEDERATED GROWTH & INCOME
                       CO-PORTFOLIO MANAGERS

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio managers through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


20  WRL SERIES FUND, INC.

                                                                [FEDERATED LOGO]

 COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC.
            WRL FEDERATED GROWTH & INCOME AND THE RUSSELL 3000 INDEX

[GRAPH OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Dow Jones Utilities Average Index (Dow
Util) and the Russell 3000 Index over the same time frame.

                                                          RUSSELL
                                       PORTFOLIO         3000 INDEX
                                       ---------         ----------
          Inception 3/1/94 *            $10,000            $10,000
          Period Ended 12/31/94          $9,542             $9,872
          FYE 12/31/95                  $11,952            $13,068
          FYE 12/31/96                  $13,343            $15,575
          FYE 12/31/97                  $16,631            $20,165
          FYE 12/31/98                  $17,139            $24,667
          FPE 06/30/99                  $17,686            $27,330

* Inception

o  WRL Federated
     Growth & Income     $17,686

o  Russell 3000          $27,330

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge. For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)

KeySpan Corporation                          2.31%

Pennzoil-Quaker State Corporation            2.19%

New Jersey Resources Company                 2.04%

General Mills, Inc.                          2.02%

Gables Residential Trust                     1.99%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Gas Production & Distribution               17.59%

Holding & Other Investment Offices          12.72%

Electric Services                           10.09%

Electric, Gas & Sanitary Services            5.90%

Real Estate                                  5.69%


IN ACCORDANCE WITH OUR EMPHASIS TOWARDS MID-CAP VALUE, WE HAVE INCREASED THE DIVERSIFICATION OF THE PORTFOLIO AT THE EXPENSE OF UTILITIES.

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.


                                                     1999 SEMI-ANNUAL REPORT  21

WRL DEAN ASSET ALLOCATION
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS PRESERVATION OF CAPITAL AND COMPETITIVE RETURNS BY INVESTING IN STOCKS, DEBT OBLIGATIONS OF U.S. ISSUERS, U.S. TREASURY SECURITIES, AND MONEY MARKETS.

MARKET ENVIRONMENT

Stocks continued to rally in the first part of 1999, with most of the major indexes advancing into record territory. This bullish optimism has been fueled by the robust economy, solid corporate earnings, and benign inflation. In December we noted the market's lack of "breadth"--that a relatively few large-cap growth stocks were driving overall returns while the median stock in the market had produced relatively mediocre gains. This same type of environment persisted in the first quarter, further widening the valuation between "value" and "growth" to disproportionate levels. In April, the market began to broaden out, with several previously ignored segments such as cyclicals and small- and midcaps performing relatively well. Our research suggests that this recent shift to value has historical precedent, and that the relatively stronger returns have a probability of lasting for an extended period of several years.

PERFORMANCE

For the six months ended June 30, 1999, the Portfolio produced a total return of 1.34%. By comparison, the Standard and Poor's Index of 500 Common Stocks gained 12.38% while the Lehman Brothers Government/Corporate Intermediate Bond Index declined 0.58%.

STRATEGY REVIEW

Our research has uncovered a number of companies with solid management teams, robust operating fundamentals, and leading positions in growing markets. Disappointingly, the share prices of these companies have stagnated in this market environment. Our conviction is that the underlying sales and earnings growth will eventually be reflected in the prices of these stocks. At the same time, we utilize our models to determine the inherent risks in the overall market and the appropriate mix of stocks and bonds given the risk profile of our customer base. The current forecasts are indicating a difficult/risky market in the near term, with a probability of continued volatility, while affirming the longer-term potential of investing in equities. Accordingly, equity allocation was trimmed during the period, and as of June 30, the Portfolio was 53.5% invested in stocks, compared to a 60 % "neutral" allocation. In the fixed-income portion of the Portfolio, we are positioning the investments to pick up additional yield and capitalize on the recent difficulties in the bond market.

We continue to emphasize investment themes that will reduce the Portfolio's risk profile. For example, the Portfolio's average market capitalization has steadily increased over the past year. Additionally, given the recessionary conditions in several overseas markets and the wide currency fluctuations that have hampered the results of many multi-nationals, we have reduced our international exposure and emphasized firms with a domestic business profile. Finally, we maintain a healthy commitment to income-producing "defensive" stocks, such as electric utilities and real estate investment trusts.

OUTLOOK

Our stock selection process and asset allocation models have provided long-term investors with relatively stable returns that have been competitive with the market indexes. Going forward, we expect our approach to continue to reward investors, while providing downside protection in times of market instability.

/s/ ARVIND SACHDEVA                           /s/ JOHN C. RIAZZI
-------------------                           ------------------
Arvind Sachdeva                               John C. Riazzi

                     WRL DEAN ASSET ALLOCATION
                       CO-PORTFOLIO MANAGERS


The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio managers through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


22  WRL SERIES FUND, INC.

                                               [DEAN INVESTMENT ASSOCIATES LOGO]


COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL DEAN ASSET ALLOCATION, THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS, AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX

[GRAPHIC OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard's and Poor's Index of 500 Common Stocks( S&P) and the Lehman Brothers Government/Corporate Intermediate Bond Index (LB) over the same time frame.

                                       PORTFOLIO       S&P INDEX       LB INDEX
                                       ---------       ---------       --------
    Inception 1/3/95 *                  $10,000         $10,000        $10,000
    Period Ended 12/31/95               $12,009         $13,758        $11,533
    FYE 12/31/96                        $13,741         $16,917        $12,000
    FYE 12/31/97                        $16,020         $22,560        $12,944
    FYE 12/31/98                        $17,354         $29,008        $14,037
    FPE 06/30/99                        $17,586         $32,599        $13,956

* Inception

o  WRL Dean Asset
     Allocation          $17,586

o  S&P 500               $32,599

o  LB Gov't./Corp.
     Intm. Bond          $13,956

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

AT&T Corp.                                                  3.26%

U.S. Treasury Note            6.50%    05/15/2005           3.00%

Philip Morris Companies Inc.                                2.93%

U.S. Treasury Note            5.88%    02/15/2004           2.93%

Fannie Mae                    6.97%    09/04/2007           2.89%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Insurance                                             10.16%

Finance                                                9.99%

U.S. Government Obligations                            8.82%

Electric Services                                      5.74%

U.S. Government Agency Obligations                     5.13%


THE CURRENT FORECASTS ARE INDICATING A DIFFICULT/RISKY MARKET IN THE NEAR TERM, WHILE AFFIRMING THE LONGER-TERM POTENTIAL OF INVESTING IN EQUITIES.

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

FIXED INCOME MATRIX

SHORT TERM: Average duration of 3.5 years.

HIGH QUALITY: Average credit rating equal to or greater than AA.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.


                                                     1999 SEMI-ANNUAL REPORT  23

WRL C.A.S.E. GROWTH
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS ANNUAL GROWTH OF CAPITAL THROUGH INVESTMENTS IN COMPANIES WHOSE MANAGEMENT, FINANCIAL RESOURCES AND FUNDAMENTALS APPEAR ATTRACTIVE ON A SCALE MEASURED AGAINST EACH COMPANY'S PRESENT VALUE.

MARKET ENVIRONMENT

Late in the period, the ever-vigilant Federal Reserve Board ("Fed") raised interest rates. This move came as a result of concerns over inflation, the global economic recovery, strong U.S. growth, higher commodity pricing, and rising earnings expectations. Indeed, after a year of deceleration, earnings are on the move again. Manufacturing, globalization, and productivity gains are the principal reasons that inflation is low during this period of economic growth.

We have believed that many of our nation's blue-chip stocks were overvalued, their growth rates were slowing, and they were losing their dominance over the broad market. With that in mind, the great majority of the Portfolio's assets were invested in large cap stocks, with above-average growth rates and below market valuations. This combination was apparently the right formula for the market this period.

PERFORMANCE

For the six months ended June 30, 1999, WRL C.A.S.E. Growth produced a total return of 26.33%, comparing very favorably to the Wilshire 5000 Index which gained 11.19% over the same period.

STRATEGY REVIEW

During the period, we increased both the number of corporate turnaround investments in the Portfolio and the number of stocks less sensitive to interest rate hikes. Fortunately, the market seems to be broadening its appetite, searching for similar investments. These factors should bode well for the future price potential of the Portfolio. We look to the Fed to raise interest rates an additional 25-50 basis points over the next six months. During this upcoming period, we intend to closely monitor our investments and eliminate any stocks that appear overpriced based upon their underlying fundamentals. We think maintaining a proper sell discipline is as important as maintaining a good buy discipline.

OUTLOOK

As a core manager, we try to blend the advantages of both "value" and "growth" investing. We do this because value stocks are known to offer a measure of downside protection often missing from the high-growth-rate, high-priced style of investing. We feel investment returns should be viewed in the context of the amount of market risk that is incurred in the process of achieving such returns. The Portfolio is currently selling at earnings and book value multiples measurably less than those of the Standard and Poor's Index of 500 Common Stocks. On the growth rate side of the equation, the Portfolio's average profit margin and earnings growth rate are higher as well. All together, we believe the stocks in the Portfolio not only represent faster-growing companies, but they are selling at a discount to the broad market.

/s/ WILLIAM E. LANGE
--------------------
William E. Lange
PRESIDENT & CHIEF EXECUTIVE OFFICER
C.A.S.E. MANAGEMENT, INC.

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio manager through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


24  WRL SERIES FUND, INC.

                                                          [C.A.S.E. GROWTH LOGO]

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WRL SERIES FUND, INC.
                WRL C.A.S.E. GROWTH AND THE WILSHIRE 5000 INDEX

[GRAPHIC OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Wilshire 5000 Index (Wilshire) over the same time frame.

                                              PORTFOLIO     WILSHIRE INDEX
                                              ---------     --------------
      Inception 5/1/95 *                       $10,000         $10,000
      Period Ended 12/31/95                    $12,065         $12,028
      FYE 12/31/96                             $14,176         $14,294
      FYE 12/31/97                             $16,306         $18,464
      FYE 12/31/98                             $16,709         $22,474
      FPE 06/30/99                             $21,108         $24,988

* Inception

o  WRL C.A.S.E
     Growth         $21,108
o  Wilshire 5000    $24,988

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Genesco Inc.                            7.01%

CIENA Corporation                       5.07%

Jones Apparel Group, Inc.                4.33%

Claire's Stores, Inc.                   4.16%

Nortel Networks Corporation             4.12%



FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Telecommunications                     12.31%

Communications Equipment               11.34%

Computer & Data Processing Services     8.35%

Apparel Products                        7.99%

Shoe Stores                             7.01%


THE GREAT MAJORITY OF THE PORTFOLIO'S ASSETS WERE INVESTED IN LARGE CAP STOCKS, WITH ABOVE-AVERAGE GROWTH RATES AND BELOW MARKET VALUATIONS.

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.


                                                     1999 SEMI-ANNUAL REPORT  25

WRL NWQ VALUE EQUITY
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS TO ACHIEVE MAXIMUM, CONSISTENT TOTAL RETURN WITH MINIMUM RISK TO PRINCIPAL BY INVESTING IN COMMON STOCKS WITH ABOVE-AVERAGE STATISTICAL VALUE.

MARKET ENVIRONMENT

Starting in February and March, an increasing number of indications appeared that the crisis and economic chaos affecting much of the rest of the world was receding. While the U.S. stock market continued its record setting ways, the improved world outlook led to a broadening of individual performance. Along with value-oriented issues, mid- and small-capitalization stocks significantly outperformed for the first time in several years.

PERFORMANCE

In this environment, the Portfolio performed well, outperforming, in fact, the Standard and Poor's Index of 500 Common Stocks ("S&P 500") across the second quarter. The number of takeover bids--four--received so far this year seems to confirm the level of undervaluation for many of our holdings. For the full six months ended June 30, 1999, WRL NWQ Value Equity returned 18.47%. The S&P 500, by comparison, gained 12.38% for the same period.

STRATEGY REVIEW

While the Asian crisis in 1998 derailed our long held export-oriented investment theme, we had been moving towards a concentration of industrial and capital goods stocks for more than two years. Our position in Caterpillar Tractor, at one time one of the Portfolio's largest holdings, is gone, and in its place are major investments in banking and insurance. We've also added consumer stocks, airlines, cable television, and technology to our holdings. At the same time, we held our positions in energy and energy service companies despite the industry falling very much out of favor in 1998. We believed very strongly in the investment potential for the industry despite falling oil prices. The dramatic recovery this period of Weatherford International, Inc. and Halliburton Company, our two largest energy holdings, gave performance results a strong lift. We believe superior performance comes from early identification of changes in fundamentals as well as a conviction to those investments during a difficult environment.

OUTLOOK

Predicting the future course of the stock market, especially over a short period, is always a hazardous undertaking. Still, the market's movements in the second quarter represent a significant shift. With the threat of worldwide recession fading, the implications for the entire universe of value stocks are quite positive. We view the recent change in market sentiment towards value as the first step in the long overdue process of rationalizing extreme market valuations. The Internet is, to be sure, growing more rapidly than anything we have seen in many years, but is a company like America Online, Inc. really worth more than the entire domestic airline, aluminum, and paper industries combined? In our view the answer is a simple no. The fact is, investor fears generated by the Asian flu, coupled with the euphoria of internet investing, created a stock market in 1998 that carried the largest valuation discrepancies in over thirty years. The past three months have witnessed some unwinding of this situation, but there is still a long way to go. As long as monetary authorities do not get so afraid of a strong economy they blunder into significant rate hikes, the return of value, and of more rational pricing in the stock market, appears to be in the first inning.

/s/ EDWARD C. FRIEDEL
---------------------
EDWARD C. FRIEDEL
WRL NWQ VALUE EQUITY
PORTFOLIO MANAGER

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio manager through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

26  WRL Series Fund, Inc.

                                                         [NWQ VALUE EQUITY LOGO]


  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL NWQ VALUE EQUITY AND THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS

[GRAPH OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                                     PORTFOLIO       S&P INDEX
                                                     ---------       ---------
                 Inception 5/1/96 *                   $10,000         $10,000
                 Period Ended 12/31/96                $11,319         $11,500
                 FYE 12/31/97                         $14,153         $15,337
                 FYE 12/31/98                         $13,477         $19,720
                 FPE 06/30/99                         $15,966         $22,162


* Inception

o WRL NWQ
   Value Equity     $15,966

o  S&P 500          $22,163

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Texas Instruments Incorporated          5.13%

Philip Morris companies Inc.            4.20%

MediaOne Group, Inc.                    3.89%

Loews Corporation                       3.52%

Halliburton Company                     3.48%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Commercial Banks                       14.65%

Insurance                               9.73%

Industrial Machinery & Equipment        8.00%

Telecommunications                      6.88%

Electronic Components & Accessories     5.13%


WE VIEW THE RECENT CHANGE IN MARKET SENTIMENT TOWARDS VALUE AS THE FIRST STEP IN THE LONG OVERDUE PROCESS OF RATIONALIZING EXTREME MARKET VALUATIONS.

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                     1999 SEMI-ANNUAL REPORT  27

WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN THE COMMON STOCK OF FOREIGN ISSUERS TRADED ON OVERSEAS EXCHANGES.

MARKET ENVIRONMENT

While global growth has been positive this period, overall performance hides significant variations from region to region. Asia has been the economic success story of the first half of 1999, a reverse of the previous six months. Investors returned to Japan as the government began bank restructuring and more Japanese companies announced their own restructuring plans. Investment money also began to flow back into other Asian markets, which are restructuring their economies, too. Market indexes are up sharply for Korea, Thailand and Indonesia. In contrast, Europe's economic indicators, although positive, were weak in the first half of 1999, reflecting the disappointing performance of the Euro.

PERFORMANCE

For the six months ended June 30, 1999, the Portfolio produced a total return of 1.03%. By comparison, the Morgan Stanley Capital International (EAFE) Index gained 5.97% and the Morgan Stanley Capital International World (excl. United States) Index rose 6.22%.

STRATEGY REVIEW

GE INVESTMENT MANAGEMENT INCORPORATED: Technology and oil companies were among our top performers this period, with Taiwan Semiconductor Manufacturing Company Ltd., the performance leader. Also turning in strong results were Mannesmann AG of Germany in telecommunications, and Invensys PLC, a process control company from the United Kingdom ("UK"). Many European financial companies in the Portfolio took a beating during the first half, reflecting the region's weak currency and anemic economic performance.

SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED: In mainland Europe, our technology stocks did well, as did most cyclicals. Interest rate-sensitive stocks, on the other hand, performed poorly, with insurance and utility stocks vying for bottom place in the performance tables. Defensive sectors such as media and food did not perform much better. During June, we sharply reduced our holdings in continental Europe, redeploying the funds into Asian markets which we believe offer greater gearing into the Asian recovery, most notably that of Singapore. UK stocks within the Portfolio have lagged the market of late, primarily due to our underweighting of the manufacturing sector, which saw a bounce as expectations for global growth improved.

OUTLOOK

GE INVESTMENT MANAGEMENT INCORPORATED: Although we remain cautious about investments in Japan, we are actively seeking out more opportunities among companies that show potential and fit our valuation discipline. We also are searching out sound investments in Asia. We continue to have faith in European stocks, believing the sector is taking a breather and will return to profitability over the long term.

SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED: We remain uncertain regarding the prospects for UK manufacturing, given negligible pricing power and the existence of excess capacity in many industries. We prefer UK domestic consumer cyclical sectors such as brewing, leisure and media. Summer is rarely exciting in European markets, and on this occasion markets will be looking for confirmation of economic recovery before they establish a clear trend. Growth should be steady but slow--too slow to ignite inflation, but sufficient to ensure no further interest rate cuts.

Conditions may be ideal for Far Eastern equities. Better domestic demand is evident in many economies, U.S. growth has been strong, and interest rates have continued to fall. Recent economic trends in Japan have, too, been favorable. If these continue, we will be on the lookout to increase our exposure to good quality cyclical companies.

/s/ RUSSELL HOGAN                              /s/ RALPH LAYMAN
-----------------                              ----------------
RUSSELL HOGAN                                  RALPH LAYMAN
SCOTTISH EQUITABLE INVESTMENT                  GE INVESTMENT
MANAGEMENT LIMITED                             MANAGEMENT INCORPORATED
FOR THE INVESTMENT                             PORTFOLIO MANAGER
MANAGEMENT BOARD

                 WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
                            CO-PORTFOLIO MANAGEMENT

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio managers through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

28  WRL SERIES FUND, INC.

                                                       [SCOTTISH EQUITABLE LOGO]

                                                           [GE INVESTMENTS LOGO]

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WRL SERIES FUND, INC.
   WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY, THE MORGAN STANLEY CAPITAL INTERNATIONAL (EAFE) INDEX, AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD
(EXCL. UNITED STATES) INDEX

[GRAPH OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International (EAFE) Index, and the Morgan Stanley Capital International World (excl. United States) Index over the same time frame.

                                                       MSCI           MSCI
                                     PORTFOLIO        (EAFE)        (EXC. US)
                                     ---------        ------        ---------
        Inception 1/2/97 *            $10,000         $10,000        $10,000
        Period Ended 12/31/97         $10,750          $9,993        $10,018
        FYE 12/31/98                  $12,131         $11,305        $11,255
        FPE 06/30/99                  $12,256         $11,980        $11,956


* Inception

o WRL GE/Scottish
   Equitable
   International Equity   $12,256

o MS Cap, Intl.           $11,980
   (EAFE)

o MS Cap. Intl.
   World (Excl. US)       $11,956


The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Preussag AG                   2.33%

Mannesmann AG                 2.27%

Axa                           2.13%

ING Groep NV                  1.82%

Telefonica SA                 1.62%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Commercial Banks             10.49%

Telecommunications            7.34%

Pharmaceuticals               4.14%

Food Stores                   4.02%

Primary Metal Industries      3.78%



WE CONTINUE TO HAVE FAITH IN EUROPEAN STOCKS.

EQUITY MATRIX
BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS. FOREIGN SECURITIES INVOLVE SPECIAL RISKS DESCRIBED IN THE PROSPECTUS THAT SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

                                                     1999 SEMI-ANNUAL REPORT  29

WRL GE U.S. EQUITY
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN EQUITY
SECURITIES.

MARKET ENVIRONMENT

After a relatively quiet first quarter, the U.S. stock market became more volatile during the second. The market began the year by consolidating gains it made during late 1998's strong recovery, which led to a fairly broad-based rally in March. Across the second quarter, small- and mid-cap stocks outperformed large caps and value stocks did better than growth stocks. While small- and mid-cap stocks still lag the Standard and Poor's Index of 500 Common Stocks ("S&P 500") year-to-date, value stocks have actually outperformed the broad market.

The stocks finished the first half on an upswing, prices dipped and rose for much of the second quarter. Fears surfaced that the Federal Reserve Board ("Fed") would raise interest rates to reign in above-trend-line economic growth. When the Fed finally acted at the end of June, increasing interest rates by 25 basis points, the markets had already discounted the move and rose on the news.

PERFORMANCE

For the six months ended June 30, 1999, WRL GE U.S. Equity gained 13.43%, outperforming its benchmark, the S&P 500, which rose 12.38%. Helping performance was the healthy economy and the broadening market.

STRATEGY REVIEW

Our valuation discipline paid off this year with our technology holdings, which were major contributors to performance. Among the top performers were Analog Devices, Inc., which manufactures electronic controls, computer maker Sun Microsystems, Inc., First Data Corporation, a database processing company, and EMC Corporation, which manufactures data storage equipment.

Also turning in strong performances were consumer cyclical stocks and energy holdings. Among the standouts in the consumer cyclical sector were Comcast Corporation and United Kingdom-based NTL Incorporated, both cable television companies, and Dayton Hudson Corporation in the retail trade sector. Energy stocks with strong first-half performances included Unocal Corporation, an oil producer, and Halliburton Company and Schlumberger Limited, both oil service companies.

On the downside, the Portfolio was underweighted in basic materials stocks, a depressed sector that showed some recovery during the second quarter. In capital goods, Dover Corporation, Martin Marietta Materials, Inc., and Waste Management, Inc. turned in weak performances for reasons specific to each company.

OUTLOOK

The U.S. stock market continues to do well despite fears of excessive valuations. A contrary view holds that if just a few extremely high valuation stocks were removed from the S&P 500, market valuation as a whole would not seem disproportionately high. U.S. economic growth is strong, corporate profits are good, and unemployment remains low. At the same time, intense global competition, technology, and worker insecurity in the face of layoffs, mergers, and restructuring combine to keep inflation low. While we believe that the economic picture remains bright, it is still uncertain whether inflation will return, a factor we are watching carefully.

/s/ EUGENE K. BOLTON
--------------------
EUGENE K. BOLTON
WRL GE U.S. EQUITY
PORTFOLIO MANAGER

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio manager through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

30  WRL SERIES FUND, INC.

                                                           [GE INVESTMENTS LOGO]

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WRL SERIES FUND, INC.
   WRL GE U.S. EQUITY AND THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS


[GRAPH OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                                  PORTFOLIO       S&P INDEX
                                                  ---------       ---------
      Inception 1/2/97 *                           $10,000         $10,000
      Period Ended 12/31/97                        $12,701         $13,336
      FYE 12/31/98                                 $15,606         $17,148
      FPE 06/30/99                                 $17,703         $19,271


* Inception

o WRL GE U.S. Equity   $17,703

o S&P 500              $19,271


The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Citigroup Inc.                          3.12%

International Business
  Machines corporation                  2.37%

Merck & Co., Inc.                       2.29%

Bristol-Myers Squibb Company            2.19%

Cisco Systems, Inc                      1.89%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                        12.09%

Computer & Office Equipment             8.89%

Telecommunications                      6.79%

Insurance                               5.53%

Computer & Data Processing Services     4.84%


WHILE WE BELIEVE THAT THE ECONOMIC PICTURE REMAINS BRIGHT, IT IS STILL UNCERTAIN WHETHER INFLATION WILL RETURN.


EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                     1999 SEMI-ANNUAL REPORT  31

WRL THIRD AVENUE VALUE
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN COMMON STOCKS, DEBT SECURITIES, HIGH YIELD/HIGH RISK FIXED INCOME SECURITIES AND FOREIGN SECURITIES.

MARKET ENVIRONMENT

WRL Third Avenue Value focuses on the quality of the securities in the Portfolio. Investments in common stocks are restricted to well-capitalized companies which also appear to have strong competitive positions in their respective industries. The market has until recently shown disdain for the kind of small-cap companies that comprise the Portfolio. We have regularly taken ad advantage of this situation to acquire securities for the Portfolio

During the second quarter, the market, the market appeared to come to sudden realization that inherent values exist in some of the companies in the small-cap arena. many of our poorest first quarter performers rallied nicely across the second. The Portfolio also benefited from resource conversion activities such as takeovers amongst the companies whose securities it held. During the quarter, the following resource conversion activities were announced regarding stocks in the Portfolio: one proposed takeover, one proposed sale of a significant operation, four acquisitions of smaller companies, and one significant special dividend (essentially a return of capital).

PERFORMANCE

For the six months ended June 30, 1999, WRL Third Avenue Value produced a total return of 4.04%. By comparison, the Standard and Poor's Index of 500 Common Stocks gained 12.38% for the same period.

STRATEGY REVIEW

The Portfolio's relatively strong performance in the second quarter benefited from our 18.4% exposure to semiconductor capital equipment common stocks. We continue to believe the longer-term outlook for the semiconductor industry is outstanding, particularly because of the increasing trend toward digitization and the increasing utlization of the internet. During the period, the sector benefited from several events including a rise in capacity utilization rates at many foundries, particularly those in Taiwan and Singapore, an improvement in the ability of the Korean chip makers to obtain financing for capital equipment, and Intel Corporation's and Taiwan Semiconductor manufacturing Company Ltd.'s announcement of more specific plans for starting to move toward manaufacturing on larger wafers. In addition, Wall Street seemed to come to the realization that the growth in the Internet is likely to spur demand for semiconductor chips and therefore semiconductor capital equipment.

OUTLOOK

Our outlook for the Portfolio remains bright. We continue to believe that the quality of the portfolio is solid. we continue to find value in common stocks of selected semiconductor capital equipment companies, certain financials, and certain real estate related issues. Common stocks of Japanese non-life insurers still appear attractive, through reform is likely to come at a slower pace than we had initially expected. We believe, however, we will be adequately rewarded in the long term since we were able to purchase these securities at huge discounts from net asset value.

/s/ MARTIN J. WHITMAN
----------------------
MARTIN J. WHITMAN
WRL THIRD AVENUE VALUE
PORTFOLIO MANAGER

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio manager through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

32  WRL SERIES FUND, INC.

                                                             [THIRD AVENUE LOGO]

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL THIRD AVENUE VALUE AND THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS

[GRAPH OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                               PORTFOLIO       S&P INDEX
                                               ---------       ---------
          Inception 1/2/98 *                    $10,000         $10,000
          Period Ended 12/31/98                  $9,316         $12,858
          FPE 06/30/99                           $9,693         $14,450


* Inception

o  WRL Third Avenue
    Value                              $9,693

o  S&P 500                            $14,450

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Electroglas, Inc.                       6.55%

Nabors Industries, Inc.                 5.84%

Silicon Valley Group, Inc.              4.36%

NCR Corporation                         4.36%

3Com Corporation                        4.04%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Industrial Machinery & Equipment       26.91%

Insurance                              20.06%

Oil & Gas Extraction                     5.84%

Electronic Components & Accessories     5.63%

Computer & Data Processing Services     4.36%


THE MARKET APPEARED TO COME TO A SUDDEN REALIZATION THAT INHERENT VALUES EXIST IN SOME OF THE COMPANIES IN THE SMALL-CAP ARENA.

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

SMALL CAPITALIZATION: Smallest 80% of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS. FOREIGN SECURITIES INVOLVE SPECIAL RISK DESCRIBED IN THE PROSPECTUS THAT SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

                                                     1999 SEMI-ANNUAL REPORT  33

WRL J.P. MORGAN REAL ESTATE SECURITIES
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS LONG-TERM TOTAL RETURN FROM INVESTING PRIMARILY IN EQUITY SECURITIES OF REAL ESTATE COMPANIES.

MARKET ENVIRONMENT

After a disappointing 1998, when real estate investment trusts ("REITs") experienced a negative return and their worst year ever, 1999 has been encouraging. In fact, REITs actually outperformed both the Standard and Poor's Index of 500 Common Stocks and Russell 2000 Index by wide margins in the months of April and May. A number of favorable factors, several of which have been in place since mid-1998, led to this upward bias. First, most REITs continue to meet or exceed consensus earnings forecasts and dividend growth projections--a fact that appears to be catching the eye of market participants. Second, positive cash flows into REIT mutual funds, although meager, may indicate a return of some individual investors to the sector after a dry spell that began last year. Third, recent press releases have been generally favorable to the sector, providing a healthy reprieve for this long-criticized group. Fourth, Congress is reviewing proposals that may allow REITs more flexibility in operating their properties, a reversal from policies in 1998 that resulted in new laws restricting the previous rights of some REITs.

PERFORMANCE

For the six months ended June 30, 1999, the Portfolio returned 5.08%, slightly ahead of the Morgan Stanley REIT Index, which gained 4.62%. The performance of the Portfolio was hindered by trading costs incurred as a result of market timing cash flows during the period. Frequent large deposits and withdrawals have forced the Portfolio's management team to sell securities without regard to market prices. This short-term trading activity has made it very difficult to efficiently manage the Portfolio.

STRATEGY REVIEW

Our overweighted position in Starwood Hotels & Resorts Worldwide, Inc. ("Starwood") had a positive impact on the Portfolio's performance. Starwood, a hotel and gaming company, benefited from the announcement of the sale of its Caesar's Palace gaming operations to Park Place Entertainment for approximately $3 billion. The Portfolio also benefited from its overweighting in Host Marriott Corporation. The company, owner and operator of many Marriott, Ritz Carlton, Four Seasons, Swissotel, and Hyatt hotels, jumped on speculation about the positive business impact of recently proposed amendments to REIT legislation. We were negatively impacted from overweight positions in Simon Property Group, Inc. and National Golf Properties, Inc.

OUTLOOK

With the U.S. economy strong and the Federal Reserve Board's relative mild stance toward tightening, we expect business demand for real estate space to remain steady. Across the nation, the supply of new buildings appears to be in balance with projected demand. We expect REITs to grow earnings by focusing on expense reduction, disciplined development and acquisitions, and continued consolidations. Furthermore, REITs continue to be attractively priced relative to their underlying real estate assets and to other capital markets, making them an interesting alternative to many investors.

/s/ DANIEL P. O'CONNOR
----------------------
DANIEL P. O'CONNOR
WRL J.P. MORGAN REAL ESTATE SECURITIES
PORTFOLIO MANAGER

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio manager through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

34  WRL SERIES FUND, INC.

                                                    [J.P MORGAN INVESTMENT LOGO]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL J.P. MORGAN REAL ESTATE SECURITIES AND THE MORGAN STANLEY REIT INDEX

[GRAPH OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley REIT Index over the same time frame.

                                                             MORGAN STANLEY
                                               PORTFOLIO       REIT INDEX
                                               ---------       ----------
          Inception 5/1/98 *                    $10,000         $10,000
          Period Ended 12/31/98                  $8,507          $8,677
          FPE 06/30/99                           $8,939          $9,078


* Inception

o  WRL J.P. Morgan Real
    Estate Securities             $8,939

o  Morgan Stanley REIT            $9,078

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FOR VARIABLE UNIVERSAL LIFE INSURANCE, PLEASE REFER TO THE HYPOTHETICAL ILLUSTRATIONS IN THE PROSPECTUS, WHICH SHOW THE EFFECT ON PERFORMANCE OF ALL CHARGES THAT MAY APPLY TO A POLICY. YOU MAY WISH TO OBTAIN A PERSONALIZED ILLUSTRATION, WHICH REFLECTS ALL THE CHARGES THAT APPLY TO A POLICY.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Equity Office Properties Trust           7.49%

Simon Property Group, Inc.               5.25%

ProLogis Trust                           4.13%

Equity Residential Properties Trust      3.89%

Spieker Properties, Inc.                 3.87%

LARGEST INDUSTRIES (% OF NET ASSETS)

Holding & Other Investment Offices      74.47%

Real Estate                             11.94%

Hotel & Other Lodging Places             3.38%


REITS CONTINUE TO BE ATTRACTIVELY PRICED RELATIVE TO THEIR UNDERLYING REAL ESTATE ASSETS AND TO OTHER CAPITAL MARKETS.

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                     1999 SEMI-ANNUAL REPORT  35

WRL GOLDMAN SACHS GROWTH
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS LONG-TERM GROWTH OF CAPITAL FROM INVESTING PRIMARILY IN EQUITY SECURITIES.

MARKET ENVIRONMENT

The market of late has been dominated by a marked change in the characteristics of stocks, which held market leadership. First, investors favored smaller capitalization over larger capitalization stocks in the second quarter. Second, the market reversed its bias toward growth-oriented stocks, favoring value stocks instead.

PERFORMANCE

From its inception May 3, 1999, through June 30, 1999, WRL Goldman Sachs Growth posted a return of 3.60%, outperforming its benchmark index, the Standard and Poor's Index of 500 Common Stocks, which posted a return of 3.06% for the same period.

STRATEGY REVIEW

In all environments and sectors, we prefer to invest in companies we feel are the dominant players in their respective industries, retain a strong business franchise, and maintain sustainable growth rates.

On a sector basis, strong stock selection in the consumer discretionary and technology sectors area contributed to the period's outperformance. At the same time, however, our underweighting in the producer durables sector, an area that was rewarded in the broader market during the quarter, detracted from performance. Additional detractors from performance included the financial service and health care sectors which performed poorly for the quarter. Overall, our outperformance relative to the benchmark is attributable to individual stock selection.

In the consumer discretionary sector, we were boosted by Tandy Corporation, whose RadioShack stores produced double-digit growth in sales, and several of our newspaper and broadcasting holdings, including Infinity Broadcasting Corp., Chancellor Media Corporation, Central Newspapers, Inc., The New York Times Company, and Tribune Company. In the technology sector, stock selection contributed significantly to performance. Notable outperformers in this area include QUALCOMM Incorporated, the best performing stock in the Portfolio, Cisco Systems, Inc., International Business Machines Corporation, Lucent Technologies Inc., and EchoStar Communications Corporation, a fairly new holding for us.

OUTLOOK

While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on the U.S. economy. Over the last decade, global communication has increased, resulting from significant technological advances, as well as a generally peaceful world political environment. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally, though, we continue to focus on the core business characteristics which provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends.

/s/ HERBERT E. EHLERS
---------------------
HERBERT E. EHLERS
WRL GOLDMAN SACHS GROWTH
PORTFOLIO MANAGER

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio manager through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

36  WRL SERIES FUND, INC.

                                                            [GOLDMAN SACHS LOGO]

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL GOLDMAN SACHS GROWTH AND THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS

[GRAPH OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                                    PORTFOLIO       S&P INDEX
                                                    ---------       ---------
          Inception 5/3/99 *                         $10,000         $10,000
          Period Ended 06/30/99                      $10,360         $10,306


* Inception

o  WRL Goldman Sachs
   Growth                       $10,360

o  S&P 500                      $10,306

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Microsoft Corporation                    5.28%

AT&T Corp.-Liberty Media Group           4.17%

General Electric Company                 3.62%

The AES Corporation                      3.49%

Time Warner Inc.                         3.30%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                         15.18%

Computer & Data Processing Services     11.32%

Telecommunications                      10.37%

Commercial Banks                         9.04%

Chemicals & Allied Products              8.58%


WE CONTINUE TO FOCUS ON THE CORE BUSINESS CHARACTERISTICS WHICH PROVIDE A FOUNDATION FOR LONG-TERM GROWTH.


EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                     1999 SEMI-ANNUAL REPORT  37

WRL GOLDMAN SACHS SMALL CAP
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS LONG-TERM GROWTH OF CAPITAL FROM INVESTING PRIMARILY IN EQUITY SECURITIES OF U.S. ISSUES AND CERTAIN FOREIGN ISSUES TRADED IN THE U.S.

MARKET ENVIRONMENT

In the second quarter, the U.S. continued its historic economic expansion and stock market advance. Value-oriented, small capitalization and emerging market stocks staged a comeback, and claimed market leadership. For the quarter, the best performing domestic stocks were small capitalization stocks--a marked change compared to the first quarter and, indeed, to most of 1998. In another turnaround, the growth versus value disparity has reversed course. By the end of the quarter, however, the market reasserted its preference for large-cap growth stocks. The shifting back and forth between size and style categories meant that volatility in the market remained quite high during the second quarter.

PERFORMANCE

From its inception May 3, 1999, through June 30, 1999, WRL Goldman Sachs Small Cap posted a return of 7.00%, outperforming its benchmark, the Russell 2000 Index, which posted a return of 5.75% for the same period.

STRATEGY REVIEW

In managing the Portfolio, we do not take size or sector bets. We hope to add value versus our benchmark by individual stock selection. Based on rigorous testing of the variables that have led to excess returns in the past, the Portfolio prefers stocks with attractive valuations, favorable fundamental research analyst opinions, good momentum, and lower-than-average risk. During the second quarter, our concentration on stocks with attractive valuations and favorable research analyst opinions contributed positively to returns. With the rapid turnabout in market leadership, however, stocks with good momentum fared poorly and stocks with lower-than-average risk lagged those with higher risk, penalizing overall return.

OUTLOOK

As usual, the Portfolio remains fully invested. Our sector weightings, distribution among size categories, and exposures to other risk factors are targeted to stay close to those of the Russell 2000 Index. We intend to maintain our disciplined, long-term approach to equity investing despite possible continued volatility in the U.S. equity markets throughout the remainder of 1999. We believe that through our combined qualitative and quantitative strategy for selecting stocks we will generate solid long-term returns for our clients.


/s/ ROBERT C. JONES
-------------------
ROBERT C. JONES
WRL GOLDMAN SACHS SMALL CAP
PORTFOLIO MANAGER

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio manager through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


38  WRL SERIES FUND, INC.

                                                            [GOLDMAN SACHS LOGO]

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WRL SERIES FUND, INC.
         WRL GOLDMAN SACHS SACHS SMALL CAP AND THE RUSSELL 2000 INDEX.

[GRAPH OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 2000 Index over the same time frame.

                                                                    RUSSELL
                                                   PORTFOLIO      2000 INDEX
                                                   ---------      ----------
         Inception 5/3/99 *                         $10,000         $10,000
         Period Ended 06/30/99                      $10,700         $10,575


* Inception

o WRL Goldman Sachs
    Small Cap            $10,700

o Russell 2000           $10,575

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investors units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Arthur J. Gallagher & Co.             0.60%

Cyprus Amax Minerals Company          0.54%

Richmond County Financial Corp.       0.54%

The United Illuminating Company       0.50%

Bindley Western Industries, Inc.      0.50%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Computer & Data Processing Services   7.41%

Commercial Banks                      5.88%

Industrial Machinery & Equipment      5.17%

Electronic Components & Accessories   4.69%

Construction                          4.23%


OUR CONCENTRATION ON STOCKS WITH ATTRACTIVE VALUATIONS AND FAVORABLE RESEARCH ANALYST OPINIONS CONTRIBUTED POSITIVELY TO RETURNS.

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

SMALL CAPITALIZATION: Smallest 80% of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUNDS CURRENT PROSPECTUS. SMALL-CAP SECURITIES INVOLVE CERTAIN RISKS DESCRIBED IN THE PROSPECTUS THAT SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

                                                     1999 SEMI-ANNUAL REPORT  39

WRL T. ROWE PRICE DIVIDEND GROWTH
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS TO PROVIDE AN INCREASING LEVEL OF DIVIDEND INCOME, LONG-TERM CAPITAL APPRECIATION, AND REASONABLE CURRENT INCOME FROM INVESTING PRIMARILY IN DIVIDEND PAYING SECURITIES.

MARKET ENVIRONMENT

WRL T. Rowe Price Dividend Growth commenced operations May 3. The Portfolio's inception occurred as stock market leadership was changing from large-cap growth stocks to cyclicals, but neither the previous environment nor the new one was entirely friendly to our investment program. Investor's previous single-minded focus on growth stocks, especially technology issues, bypassed many of the income-oriented stocks we favor, while most cyclical companies lack the sustained growth and ability to raise their dividends that we seek.

PERFORMANCE

With assets being invested across this short start-up period, performance comparisons, good or bad, are less meaningful than over a longer term. From inception through June 30, 1999, WRL T. Rowe Price Dividend Growth returned 0.60%. By comparison, the Standard and Poors Index of 500 Common Stocks gained 3.06% for the same period.

STRATEGY REVIEW

Typically, we seek companies that pay dividends, particularly those able to support rising dividends. In addition to the dividend emphasis, we have a value bias in stock selection, seeking attractive valuations. The Portfolio is widely diversified across industry sectors, with significant assets invested in financial services, consumer nondurables, and consumer cyclicals.

Our best performers over the period included Hewlett-Packard Company, whose fundamentals remained strong, and Richfood Holdings, Inc., which received a buyout offer. The Portfolios Bermuda-based insurance stocks, on the other hand, suffered from a difficult pricing environment that now appears to be improving. Among our larger sector concentrations, financial stocks, consumer cyclicals, utilities, and energy all contributed strongly to returns. Within the consumer cyclical group, we were heartened by the performance of our significant holdings of real estate investment trusts after a long period of weakness. We like these stocks for their high and increasing dividends and cash flows. The robust energy area included three of the Portfolios larger holdings--Mobil Corporation, BP Amoco PLC, and Royal Dutch Petroleum Company. Our weaker groups included business services and transportation and consumer nondurables, especially pharmaceuticals, where major holding Bristol-Myers Squibb Company was disappointing.

OUTLOOK

Given today's higher interest rates and high valuations, we would not be surprised to see stock returns moderate in coming months from the strong pace seen so far in 1999. We remain risk-conscious and will seek quality companies with prospects for above-average earnings and dividend growth. Our emphasis on value when establishing positions in a stock means we are unlikely to own recent high flyers like the Internet stocks, which do not meet our investment criteria. We believe our approach should provide solid returns over time with less risk than the broad market.


/s/ WILLIAM J. STROMBERG
------------------------
WILLIAM J. STROMBERG
WRL T. ROWE PRICE DIVIDEND GROWTH
PORTFOLIO MANAGER

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio manager through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

40 WRL SERIES FUND, INC

                                            [T. ROWE PRICE DIVIDEND GROWTH LOGO]

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL T. ROWE PRICE DIVIDEND GROWTH AND THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS

[GRAPH OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                              PORTFOLIO       S&P INDEX
                                              ---------       ---------
        Inception 5/3/99 *                     $10,000         $10,000
        Period Ended 06/30/99                  $10,060         $10,306


* Inception

o WRL T. Rowe Price
   Dividend Growth         $10,060

o S&P 500                  $10,306

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investors units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Hewlett-Packard Company                 1.96%

Bristol-Myers Squibb Company            1.96%

Galileo International, Inc.             1.96%

SBC Communications Inc.                 1.96%

AlliedSignal Inc.                       1.86%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                         8.49%

Commercial Banks                        7.48%

Petroleum Refining                      6.02%

Holding & Other Investment Offices      5.57%

Insurance                               5.42%


INVESTOR'S SINGLE MINDED FOCUS ON GROWTH STOCKS, ESPECIALLY
TECHNOLOGY ISSUES, BYPASSED MANY OF THE INCOME-ORIENTED STOCKS WE FAVOR.

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS. FOREIGN SECURITIES INVOLVE SPECIAL RISKS DESCRIBED IN THE PROSPECTUS THAT SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

                                                      1999 SEMI-ANNUAL REPORT 41

WRL T. ROWE PRICE SMALL CAP
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS LONG-TERM GROWTH OF CAPITAL FROM INVESTING PRIMARILY IN COMMON STOCKS OF SMALL GROWTH COMPANIES.

MARKET ENVIRONMENT

WRL T. Rowe Price Small Cap commenced operations May 3 of this year. The Portfolio invests primarily in small growth companies whose market capitalization is smaller than 80% of those in the Standard and Poor's Index of 500 Common Stocks ("S&P 500").

After a long period in the wilderness, small-cap stocks became market leaders late in the period. For the second quarter, the Russell 2000 Index, a broad measure of small-cap stock performance, returned 15.10%, surpassing the 7.05% return of the S&P 500, the long-time market leader. Continued evidence of the U.S. economy's strength encouraged investors to venture beyond blue chip growth stocks into economically sensitive stocks, which typically include small companies.

PERFORMANCE

WRL T. Rowe Price advanced strongly from its inception, achieving a return for the period May 3, 1999, through June 30, 1999, of 12.00%. For its part, the Russell 2000 Index rose 5.75% for the same period. The difference in returns relates largely to our reluctance to commit assets to the Internet frenzy, as well as the process of investing the Portfolio's seed money.

STRATEGY REVIEW

We use a number of quantitative models to select investments, so that the Portfolio as a whole reflects characteristics we consider important, such as valuations and projected earnings growth. In addition, the Portfolio will typically be broadly diversified, and the top twenty five holdings will not constitute a large portion of assets. At period end, the Portfolio had more than 250 positions, few representing more than 1% of assets.

Current holdings are diversified across several sectors. Technology and telecommunications were among the best performing groups for our period, while health care and consumer nondurables were among the weakest.

OUTLOOK

Now that small company growth stocks have achieved some momentum, we are reasonably optimistic it can be maintained. We will stick to our strategy of selecting stocks with solid, long-term growth potential that represent reasonable values at the time of purchase. We will, as well, maintain our broad diversification, which should serve investors well when market leadership changes.


/s/ RICHARD T. WHITNEY
----------------------
RICHARD T. WHITNEY
WRL T. ROWE PRICE SMALL CAP
PORTFOLIO MANAGER

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio manager through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

42 WRL SERIES FUND, INC.

                                                            [T. ROWE PRICE LOGO]

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WRL SERIES FUND, INC.
             WRL T. ROWE PRICE SMALL CAP AND THE RUSSELL 2000 INDEX

[GRAPH OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 2000 Index over the same time frame.

                                                                 RUSSELL
                                                PORTFOLIO       2000 INDEX
                                                ---------       ----------
       Inception 5/3/99 *                        $10,000         $10,000
       Period Ended 06/30/99                     $11,200         $10,575


* Inception

o WRL T Rowe Price
   Small Cap             $11,200

o Russell 2000           $10,575

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investors units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

QLogic Corporation                      1.02%

Proxim, Inc.                            1.00%

VISX, Incorporated                      0.95%

Zebra Technologies Corporation          0.81%

Symbol Technologies, Inc.               0.81%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Computer & Data Processing Services    17.19%

Electronic Components & Accessories     8.51%

Pharmaceuticals                         5.42%

Business Services                       4.90%

Computer & Office Equipment             4.86%

EQUITY MATRIX


NOW THAT SMALL COMPANY GROWTH STOCKS HAVE ACHIEVED SOME MOMENTUM, WE ARE REASONABLY OPTIMISTIC IT CAN BE MAINTAINED.

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

SMALL CAPITALIZATION: Smallest 80% of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS. SMALL-CAP SECURITIES INVOLVE CERTAIN RISKS DESCRIBED IN THE PROSPECTUS THAT SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

                                                      1999 SEMI-ANNUAL REPORT 43

WRL SALOMON ALL CAP
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS CAPITAL APPRECIATION FROM INVESTING PRIMARILY IN COMMON STOCKS AND CONVERTIBLE SECURITIES.

MARKET ENVIRONMENT

So far this year, the U.S. economy has continued to show signs of benign inflation and productivity-driven growth. Domestic demand growth outstripped even the more optimistic estimates of the economy's long-term capacity, and a combination of rising productivity, a flood of goods from abroad, and more intensive use of labor kept inflation from overheating. While the biggest risk in the period remained the lingering threat of eventual overheating and the Federal Reserve Board tightening, policy-makers, led by Chairman Greenspan, held their stance on the sidelines until implementing a well-telegraphed 25 basis point tightening on June 30. Continued improvement in international stability after last summer's turmoil caused investors to focus on cyclical stocks that have mostly under performed for the last several quarters. A significant rotation into cyclicals thus occurred as well as an increase in the breadth of the market. This increase in breadth permitted the sector rotations without causing a significant sell-off in the market.

PERFORMANCE

WRL Salomon All Cap demonstrated the benefits associated with its broad market strategy as May and June showed improved market breadth. From its inception date of May 3, 1999, through June 30, 1999, the Portfolio returned 7.50%, outperforming its benchmark, the Russell 3000 Index, which gained 2.87% for the same period.

STRATEGY REVIEW

Certain consumer staples, communications services, and technology stocks drove the Portfolio's performance gains in the period. Among the individual companies contributing meaningfully to overall performance were Tesoro Petroleum Corporation, PanAmSat Corporation and S3 Incorporated. During the recent energy rally, we took some profits from the run-up in refiners and reinvested them in strategically well-positioned energy production companies. Over the period, we also established new positions in certain media stocks and selectively exited technology positions that had reached our assessment of full value. Finally, we increased positions in a few existing holdings that are experiencing improving business fundamentals that, in our opinion, are not yet reflected in current market prices.

OUTLOOK

The rotation that has recently taken place in the equity markets has principally benefited three categories: value stocks, cyclical stocks, and small/mid-cap stocks. We believe that this rotation, while no longer in its early stages, still requires some time to evolve fully. At the same time, while many broad market indicators appear expensive, we are still able to find selected companies that have attractive fundamental profiles at reasonable valuations. We continue to evaluate the risk/reward of each security we own and use position size to reflect our assessments. Overall, the Portfolio is increasingly positioned with companies that have favorable growth characteristics yet retain reasonable current valuations.


/s/ ROSS S. MARGOLIES                         /s/ ROBERT M. DONAHUE, JR.
---------------------                         ---------------------------
ROSS S. MARGOLIES                             ROBERT M. DONAHUE, JR.

                       WRL SALOMON ALL CAP
                      CO-PORTFOLIO MANAGERS

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio managers through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

44 WRL SERIES FUND, INC.

                                        [SALOMON BROTHERS ASSET MANAGEMENT LOGO]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WRL SERIES FUND, INC.
                 WRL SALOMON ALL CAP AND THE RUSSELL 3000 INDEX

[GRAPH OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 3000 Index over the same time frame.

                                                              RUSSELL
                                             PORTFOLIO       3000 INDEX
                                             ---------       ----------
       Inception 5/3/99 *                     $10,000         $10,000
       Period Ended 06/30/99                  $10,750         $10,287


* Inception

o WRL Salomon
   All Cap               $10,750

o Russell 3000           $10,287

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investors units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy. While many broad market indicators appear expensive, we are still able to find selected companies that have attractive fundamental profiles.

FIVE LARGEST HOLDING (% OF NET ASSETS)

Food Lion, Inc.                    3.61%

Philip Morris Companies Inc.       3.49%

Federated Department Stores, Inc.  3.03%

Hormel Foods Corporation           2.79%

Costco Companies, Inc.             2.79%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Food & Kindred Products           11.13%

Telecommunications                 9.65%

Computer & Office Equipment        7.14%

Communication                      5.83%

Industrial Machinery & Equipment   5.77%


WHILE MANY BROAD MARKET INDICATORS APPEAR EXPENSIVE, WE ARE STILL ABLE TO FIND SELECTED COMPANIES THAT HAVE ATTRACTIVE FUNDAMENTAL PROFILES.

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                      1999 SEMI-ANNUAL REPORT 45

WRL PILGRIM BAXTER MID CAP GROWTH
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS CAPITAL APPRECIATION FROM INVESTING PRIMARILY IN COMMON STOCKS AND CONVERTIBLE SECURITIES.

MARKET ENVIRONMENT

The U.S. economic outlook continues to be positive by most measures and unemployment remains near a 30-year low. Despite the continued tight labor market, wage inflation does not appear to be a significant threat, at least according to the employment cost index. Productivity, too, remains high. At its June 30 Open Market Committee meeting, the Federal Reserve Board raised interest rates one-quarter point and adopted "a directive that included no predilection about near-term policy action".

Although large capitalization stocks have surpassed their smaller brethren year-to-date, the second quarter provided an environment where small stocks beat mid-size stocks and mid-size stocks beat large caps. Growth stocks, other than having a tough May, have led the market higher for the year across all capitalizations.

PERFORMANCE

WRL Pilgrim Baxter Mid Cap Growth commenced investment operations on May 3, 1999. Even with the short operating history, we are very pleased with the performance of the Portfolio. From its inception to June 30, 1999, the Portfolio returned 10.90%. By comparison, the Russell Mid Cap Growth Index gained 5.60% for the same period.

STRATEGY REVIEW

The Portfolio's most heavily weighted sector, at over 40%, is technology. To date, this sector has contributed well over half of our positive performance and there has been broad strength among the holdings. Semiconductors, telecommunication equipment, Internet services, and contract manufacturing companies all participated in this rally due to robust expectations for second quarter earnings. The Portfolio's representation in software is small due to concerns over Year 2000 demand imbalances. The business outlook for technology firms can change quickly. At no time is this more likely to be true than in 1999, when Year 2000 issues will cause more opportunities and more disappointments than in a typical year.

The consumer cyclical sector, which is comprised mostly of retailers, is the next largest contributor to performance this period. No one stock drove the overall performance, but again, strength was broad among holdings. Energy and health care were the only sectors to produce negative returns for us and their effect was minimal.

OUTLOOK

We continue to like the long-term prospects of the mid-cap growth companies we own. Superior technologies, services, balance sheets, business models, and ability to execute are all characteristics commonly found in top quality growth companies. We believe these same characteristics contribute to sustained, above-average growth rates. Many investors have been anxiously waiting for the rebound in small/mid capitalization stocks. We are encouraged with these stocks' recent outperformance and there is much evidence to suggest their relative performance will continue to be strong.

/S/ JEFF A. WRONA
-----------------
JEFF A. WRONA
WRL PILGRIM BAXTER MID CAP GROWTH
PORTFOLIO MANAGER

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio manager through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

46 WRL SERIES FUND, INC.

                                                           [PILGRIM BAXTER LOGO]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL PILGRIM BAXTER MID CAP GROWTH AND THE RUSSELL MID CAP GROWTH INDEX

[GRAPH OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell Mid Cap Growth Index over the same time frame.

                                                              RUSSELL MID
                                               PORTFOLIO       CAP GROWTH
                                               ---------       ----------
       Inception 5/3/99 *                       $10,000         $10,000
       Period Ended 06/30/99                    $11,090         $10,560

* Inception

o WRL Pilgrim Baxter
   Mid Cap Growth       $11,090

o Russell Mid Cap
   Growth               $10,560

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Outdoor Systems, Inc.                        3.29%

Network Solutions, Inc.                      3.29%

Sanmina Corporation                          3.08%

Broadcom Corporation                         2.98%

Xilinx, Inc.                                 2.98%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Electronic Components & Accessories         23.30%

Computer & Data Processing Services         17.76%

Business Services                            8.42%

Communications Equipment                     8.01%

Medical Instruments & Supplies               4.83%

MANY INVESTORS HAVE BEEN ANXIOUSLY WAITING FOR THE REBOUND IN SMALL/MID CAPITALIZATION STOCKS. WE ARE ENCOURAGED WITH THESE STOCKS' RECENT OUTPERFORMANCE.

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.


                                                      1999 SEMI-ANNUAL REPORT 47

WRL DREYFUS MID CAP
FOR THE PERIOD ENDED JUNE 30, 1999
(UNAUDITED)

 ...SEEKS TOTAL INVESTMENT RETURN WHICH CONSISTENTLY OUTPERFORMS THE STANDARD AND POOR'S 400 MID CAP INDEX.

MARKET ENVIRONMENT

WRL Dreyfus Mid Cap commenced investment operations on May 3, 1999, with an objective of achieving total investment returns (including capital appreciation and income). Across its short operating history, the Portfolio benefited from solid stock selection. Individual stocks that helped performance include Gulfstream Aerospace Corporation ("Gulfstream"), Biogen, Inc., Best Buy Co., Inc. and Dollar Tree Stores, Inc. Gulfstream was the target of a takeover bid from General Dynamics, while Biogen, Inc., a pharmaceutical firm, has attracted investor interest because of a product that is used in the treatment of multiple sclerosis Best Buy Co., Inc. and Dollar Tree Stores, Inc., are retailing firms that have benefited from well-executed business strategies.

PERFORMANCE

From its inception through June 30, 1999, WRL Dreyfus Mid Cap produced a total return of 5.20%, comparing favorably to our benchmark, the Standard and Poors 400 Mid Cap Index ("S&P Mid Cap"), which gained 5.60% over the same period.

STRATEGY REVIEW

The Portfolio invests principally in common stocks of medium capitalization companies. Overall, we seek to have a diversified list of stocks that offer above-average potential for appreciation based on our multi-factor approach. The factors that drive the process are earnings momentum, financial attributes, and relative value measures.

We use a quantitatively based security valuation system along with a disciplined construction process. Our security valuation system is based upon collecting data on a number of fundamentally based factors, and then to "listen" to the market on how to weight those factors. We seek to identify companies that exhibit consistent earnings growth and deliver results that meet or exceed market expectations. Other valuation considerations may include profit margins, growth in cash flow, and other balance sheet measures.

OUTLOOK

As for portfolio construction, we expect to follow a strategy of being both beta and economic sector neutral relative to our benchmark. Our goal is to neutralize market and sector risks, and to allow individual stock selection to drive returns.



/s/ JOHN R. O'TOOLE
-------------------
JOHN R. O'TOOLE
WRL DREYFUS MID CAP
PORTFOLIO MANAGER

The views expressed in this Portfolio Manager's Commentary reflect those of the portfolio manager through the period ended June 30, 1999. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

48 WRL SERIES FUND, INC.

                                                                  [DREYFUS LOGO]

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WRL SERIES FUND, INC.
       WRL DREYFUS MID CAP AND THE STANDARD AND POOR'S 400 MID CAP INDEX

[GRAPH OMITTED]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the S&P 400 Mid Cap Index over the same time frame.

                                                                     S&P 400
                                                    PORTFOLIO     MID CAP INDEX
                                                    ---------     -------------
       Inception 5/3/99 *                            $10,000         $10,000
       Period Ended 06/30/99                         $10,520         $10,560


* Inception

o WRL Dreyfus
   Mid Cap               $10,520

o S&P 400 Mid Cap        $10,560

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investors units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (%OF NET ASSETS)

Altera Corporation                      1.99%

Linear Technology Corporation           1.84%

Maxim Integrated Products, Inc.         1.84%

Lexmark International Group, Inc.       1.84%

Biogen, Inc.                            1.84%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Electronic Components & Accessories     8.96%

Computer & Data Processing Services     8.94%

Commercial Banks                        5.67%

Apparel & Accessory Stores              4.26%

Chemical & Allied Products              4.11%


OUR GOAL IS TO NEUTRALIZE MARKET AND SECTOR RISKS, AND TO ALLOW INDIVIDUAL STOCK SELECTION TO DRIVE RETURNS.

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                     1999 SEMI-ANNUAL REPORT  49

SCHEDULE OF INVESTMENTS
WRL J.P. MORGAN MONEY MARKET
AT JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)
                                                      PRINCIPAL       MARKET
                                                       AMOUNT         VALUE
                                                      ---------      ---------
SHORT-TERM U.S. GOVERNMENT
 OBLIGATIONS (24.51%)

 Federal Home Loan Bank
    4.85%, due 07/14/1999 .........................   $  7,000      $   6,988
 Student Loan Marketing Association
    4.60%, due 07/01/1999 .........................     53,651         53,651
                                                                     ---------
 Total Short-Term U.S.
    Government Obligations
 (cost: $ 60,639)...............................................        60,639
                                                                     ---------
COMMERCIAL PAPER (33.90%)

  AUTOMOTIVE (4.03%)

 Ford Motor Credit Company
    5.07%, due 07/08/1999 .........................      5,000          4,995
 Ford Motor Credit Company
    4.83%, due 07/27/1999 .........................      5,000          4,983

BUSINESS CREDIT INSTITUTIONS (7.47%)

 BBL North America Funding -
    144A (7c)
    4.85%, due 08/11/1999 .........................      2,000          1,989
 Cregem North America, Inc.
    4.74%, due 07/19/1999 .........................      3,500          3,492
 Monte Rosa Capital
    Corporation - 144A (7c)
    5.05%, due 07/08/1999 .........................      6,000          5,994
 Trident Capital - 144A (7c)
    4.75%, due 07/12/1999 .........................      7,000          6,990

  COMMERCIAL BANKS (2.82%)

 Halifax PLC
    4.73%, due 07/13/1999 .........................      7,000          6,989

  HOLDING & OTHER INVESTMENT OFFICES (4.85%)

 Koch Industries, Inc. - 144A (7c)
    5.52%, due 07/01/1999 .........................     12,000         12,000

  PERSONAL CREDIT INSTITUTIONS (4.85%)

 Associates First Capital Corporation
    5.78%, due 07/01/1999 .........................     12,000         12,000

  PETROLEUM REFINING (3.03%)

 Mobil Corporation - 144A (7c)
    4.97%, due 07/01/1999 .........................      7,500          7,500

  PHARMACEUTICALS (2.82%)

 Pfizer Inc. - 144A (7c)
    4.95%, due 07/19/1999 .........................      7,000          6,983

  SECURITY & COMMODITY BROKERS (2.82%)

 Morgan Stanley Dean Witter and Co.
    4.95%, due 07/20/1999 .........................      7,000          6,982

                                                         PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                         ---------     --------
COMMERCIAL PAPER (CONTINUED)

  TELECOMMUNICATIONS (1.21%)

 AT&T Corp.
    4.85%, due 07/27/1999 .........................   $  3,000      $   2,989
                                                                     ---------
 Total Commercial Paper
 (cost: $ 83,886)................................................       83,886
                                                                     ---------
SHORT-TERM OBLIGATIONS (27.15%)

  BEVERAGES (2.42%)

 PepsiCo, Inc. (7d)
    4.84%, due 08/19/1999 .........................      6,000          5,999

  BUSINESS CREDIT INSTITUTIONS (2.51%)

 The CIT Group, Inc. (7d)
    4.95%, due 10/20/1999 .........................      6,200          6,200

  COMMERCIAL BANKS (17.37%)

 American Express Centurion
    Bank (7d)
    4.90%, due 08/13/1999 .........................      5,000          5,000
 American Express Centurion
    Bank (7d)
    4.95%, due 04/26/2000 .........................      3,000          3,000
 Bank One Corporation (7d)
    4.97%, due 08/04/1999 .........................      7,000          7,000
 Comerica Incorporated (7d)
    4.90%, due 03/22/2000 .........................     10,000          9,997
 First Union National Bank (7d)
    5.02%, due 10/25/1999 .........................      4,000          4,000
 KeyBank National Association (7d)
    4.84%, due 09/03/1999 .........................      7,000          6,999
 KeyBank National Association (7d)
    5.02%, due 10/15/1999 .........................      2,000          2,000
 Wells Fargo & Company
    5.31%, due 03/31/2000 .........................      5,000          4,999

  FINANCE (0.81%)

 Asset-Backed Securities Investment
    Trust - 144A (7c) (7d )
    4.95%, due 08/15/1999 .........................      2,000          2,000

  PERSONAL CREDIT INSTITUTIONS (4.04%)

 Beneficial Corporation (7d)
    5.07%, due 10/12/1999 .........................      5,000          5,001
 General Motors Acceptance
    Corporation (7d)
    4.89%, due 07/06/1999 .........................      5,000          5,000
                                                                     ---------
 Total Short-Term Obligations
 (cost: $ 67,195).................................................     67,195
                                                                     ---------

See Notes to the Financial Statements, which is an is report.

50  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL J.P. MORGAN MONEY MARKET (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)
                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
                                                        ---------      ---------
CERTIFICATES OF DEPOSITS (14.34%)

 Abbey National Treasury Services
    5.22%, due 05/11/2000 .........................   $  2,000      $   1,999
 Bank of Nova Scotia
    5.15%, due 04/20/2000 .........................      4,000          3,998
 Bayerische Hypo-und
    Vereinsbank - NY
    5.15%, due 04/25/2000 .........................      6,000          6,000
 Bayerische Landesbank - NY
    5.12%, due 03/21/2000 .........................      6,000          5,993
 Canadian Imperial Bank of
    Commerce - NY
    5.01%, due 02/07/2000 .........................      6,500          6,499
 Commerzbank AG
    4.99%, due 01/25/2000 .........................      5,000          4,999

                                                        PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
                                                        ---------      ---------

CERTIFICATES OF DEPOSITS (CONTINUED)

 Deutsche Bank AG
    5.00%, due 01/06/2000 .........................   $  3,000      $   3,000
 The Toronto Dominion Bank - NY
    5.65%, due 07/24/1999 .........................      3,000          3,000
                                                                    ---------
 Total Certificates of Deposits
 (cost: $ 35,488).................................................     35,488
                                                                    ---------
 Total Investment Securities
 (cost: $ 247,208)................................................  $ 247,208
                                                                    =========
SUMMARY

 Investments, at market value ......................    99.90%      $ 247,208
 Other assets in
    excess of liabilities ..........................     0.10%            253
                                                      --------      ---------
 Net assets ........................................   100.00%      $ 247,461
                                                      ========      =========


See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  51

SCHEDULE OF INVESTMENTS
WRL AEGON BOND
AT JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

                                                        PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
                                                        ---------     --------
U.S. GOVERNMENT OBLIGATIONS (20.44%)

 U.S. Treasury Bond (7b)
    7.25%, due 05/15/2016 .........................   $ 5,000       $ 5,496
 U.S. Treasury Bond
    7.50%, due 11/15/2016 .........................     1,500         1,689
 U.S. Treasury Bond
    6.25%, due 08/15/2023 .........................     5,000         5,020
 U.S. Treasury Bond
    6.50%, due 11/15/2026 .........................    10,000        10,352
 U.S. Treasury Note (7b)
    5.75%, due 10/31/2002 .........................     5,000         5,002
 U.S. Treasury Note (7b)
    6.50%, due 05/15/2005 .........................     5,000         5,140
                                                                     ------
 Total U.S. Government Obligations
 (cost: $ 34,154)...............................................     32,699
                                                                    -------
U.S. GOVERNMENT AGENCY OBLIGATIONS (3.11%)

 Federal Home Loan Bank (7b)
    5.50%, due 08/13/2001 .........................     5,000         4,973
                                                                    -------
 Total U.S. Government Agency Obligations
 (cost: $  5,075)...................................                  4,973
                                                                    -------
MORTGAGE-BACKED SECURITIES (2.95%)

 Aetna Commercial Mortgage Trust
    1997-Aetna Life Insurance
     Company
    6.71%, due 01/15/2006 .........................     2,500         2,510
 CBM Funding Corporation
    7.08%, due 11/01/2007 .........................     2,150         2,211
                                                                    -------
 Total Mortgage-Backed Securities
 (cost: $ 4,817)................................................      4,721
                                                                    -------
ASSET-BACKED SECURITIES (7.43%)

 AmeriCredit Automobile
    Receivables Trust 1996-D
    6.30%, due 05/12/2002 .........................     1,500         1,499
 CIT RV Trust 1998-A
    6.09%, due 03/15/2012 .........................     2,000         1,985
 Citibank Credit Card Master
    Trust I 1998-2
    6.05%, due 01/15/2010 .........................     2,000         1,917
 CSXT Trade Receivable Master
    Trust 1998-1
    6.00%, due 07/26/2004 .........................     2,000         1,955
 Ford Credit Auto Owner
    Trust 1999-B
    5.80%, due 06/15/2002 .........................     3,000         2,990
 ICON Equipment Lease Grantor
    Trust 1998-A
    6.19%, due 09/15/2006 .........................     1,558         1,547
                                                                    -------
 Total Asset-Backed Securities
 (cost: $ 12,029)...............................................     11,893
                                                                    -------

                                                        PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
                                                        ---------     --------

CORPORATE DEBT SECURITIES (60.02%)

  AUTO REPAIR, SERVICES & PARKING (1.63%)

 Ryder System, Inc.
    9.25%, due 05/15/2001 .........................   $ 2,500       $ 2,613

  AUTOMOTIVE (2.52%)

 Daimler-Benz of North
    America, Inc.
    7.38%, due 09/15/2006 .........................     2,000         2,063
 Ford Motor Credit Company
    6.75%, due 08/15/2008 .........................     2,000         1,970

  BUSINESS CREDIT INSTITUTIONS (2.49%)

 FINOVA Capital Corporation
    6.50%, due 07/28/2002 .........................     2,000         1,995
 Heller Financial, Inc.
    6.44%, due 10/06/2002 .........................     2,000         1,993

  CHEMICALS & ALLIED PRODUCTS (3.03%)

 DSM NV - 144A (7c)
    6.75%, due 05/15/2009 .........................     2,000         1,927
 Praxair, Inc.
    6.90%, due 11/01/2006 .........................     3,000         2,920

  COMMERCIAL BANKS (9.57%)

 Den Danske Bank - 144A (7c)
    6.38%, due 06/15/2008 .........................     2,500         2,394
 NationsBank Corporation
    7.50%, due 09/15/2006 .........................     3,000         3,083
 PNC Bank Corp.
    6.88%, due 07/15/2007 .........................     2,000         1,990
 Skandinaviska Enskilda
    Banken - 144A (7c) (7d)
    6.50%, due 12/29/2049 .........................     2,000         1,904
 Swiss Bank Corporation
    6.75%, due 07/15/2005 .........................     2,000         1,988
 Swiss Bank Corporation
    7.00%, due 10/15/2015 .........................     2,000         1,930
 The Bank of New York
    Company, Inc.
    6.63%, due 06/15/2003 .........................     2,000         2,008

 DEPARTMENT STORES (1.27%)

 J. C. Penney Company, Inc.
    7.60%, due 04/01/2007 .........................     2,000         2,035

  DRUG STORES & PROPRIETARY STORES (1.16%)

 Rite Aid Corporation - 144A (7c)
    6.00%, due 12/15/2005 .........................     2,000         1,850

See Notes to the Financial Statements, which is an integral part of this report.

52  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL AEGON BOND (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

                                                     PRINCIPAL      MARKET
                                                      AMOUNT        VALUE
                                                     ---------     --------
CORPORATE DEBT SECURITIES (CONTINUED)

  ELECTRIC SERVICES (2.44%)

 PSEG Capital Corporation -
    144A (7c)
    6.25%, due 05/15/2003 .........................   $  2,000      $ 1,950
 TXU Eastern Holdings Limited -
    144A (7c)
    6.45%, due 05/15/2005 .........................      2,000        1,958

  ELECTRIC, GAS & SANITARY SERVICES (1.13%)

 United Utilities PLC
    6.88%, due 08/15/2028 .........................      2,000        1,808

  ENVIRONMENTAL SERVICES (1.56%)

 Waste Management, Inc.
    6.13%, due 07/15/2001 .........................      2,500        2,488

  FINANCE (11.45%)

 Fannie Mae
    5.25%, due 01/15/2003 .........................      5,000        4,881
 Fannie Mae
    5.75%, due 06/15/2005 .........................      5,000        4,905
 Fannie Mae
    5.75%, due 02/15/2008 .........................      5,000        4,795
 Fannie Mae
    7.00%, due 08/25/2010 .........................      2,000        1,983
 Federal National Conversion Issue
    6.00%, due 06/01/2013 .........................      1,801        1,742

  FOOD & KINDRED PRODUCTS (1.20%)

 CPC International, Inc.
    6.15%, due 01/15/2006 .........................      2,000        1,925

  GAS PRODUCTION & DISTRIBUTION (1.24%)

 Tennessee Gas Pipeline Company
    7.50%, due 04/01/2017 .........................      2,000        1,985

  MORTGAGE BANKERS AND BROKERS (3.75%)

 Captiva Finance Ltd. - 144A (7c)
    6.86%, due 11/30/2009 .........................      2,000        1,980
 Countrywide Home Loans, Inc.
    5.62%, due 10/16/2000 .........................      2,000        1,983
 The Money Store Inc.
    7.30%, due 12/01/2002 .........................      2,000        2,030

  PERSONAL CREDIT INSTITUTIONS (3.09%)

 Capital One Bank
    6.42%, due 11/12/1999 .........................        500          502
 Capital One Bank
    6.66%, due 06/19/2000 .........................        400          402
 General Motors Acceptance
    Corporation
    6.85%, due 06/17/2004 .........................      4,000        4,045

  PETROLEUM REFINING (1.28%)

 Texaco Capital Inc.
    7.09%, due 02/01/2007 .........................      2,000        2,048


                                                       PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                       ---------     --------
CORPORATE DEBT SECURITIES (CONTINUED)

  PRINTING & PUBLISHING (1.25%)

 Tribune Company
    6.88%, due 11/01/2006 .........................   $  2,000       $ 1,998

  RAILROADS (0.64%)

 CSX Corporation
    7.25%, due 05/01/2004 .........................      1,000         1,020

  RUBBER & MISC. PLASTIC PRODUCTS (0.62%)

 Rubbermaid Incorporated
    6.60%, due 11/15/2006 .........................      1,000           993

  SAVINGS INSTITUTIONS (0.91%)

 Golden State Holdings Inc.
    7.13%, due 08/01/2005 .........................      1,500         1,448

  SECURITY & COMMODITY BROKERS (3.74%)

 Lehman Brothers Inc.
    6.38%, due 10/23/2000 .........................      2,050         2,056
 Merrill Lynch & Co., Inc.
    6.56%, due 12/16/2007 .........................      2,000         1,940
 Morgan Stanley Dean Witter
    and Co.
    6.88%, due 03/01/2007 .........................      2,000         1,993

  TELECOMMUNICATIONS (0.93%)

 MCI WORLDCOM, Inc.
    6.95%, due 08/15/2006 .........................      1,500         1,489

  TRANSPORTATION & PUBLIC UTILITIES (1.19%)

 General American Transportation
    Corporation
    6.75%, due 05/01/2009 .........................      2,000         1,908

  WHOLESALE TRADE NONDURABLE GOODS (1.93%)

 SYSCO Corporation
    7.25%, due 04/15/2007 .........................      3,000         3,094
                                                                    --------
 Total Corporate Debt Securities
 (cost: $ 97,745)................................................     96,012
                                                                    --------
SHORT-TERM U.S. GOVERNMENT
 OBLIGATIONS (4.75%)

 Farmer Mac
    4.50%, due 07/01/1999 .........................      7,600         7,600
                                                                    --------
 Total Short-Term U.S.
    Government Obligations
 (cost: $ 7,600).................................................      7,600
                                                                    --------
 Total Investment Securities
 (cost: $ 161,420)...............................................   $157,898

SUMMARY

 Investments, at market value. ......................     98.70%    $157,898
 Other assets in
    excess of liabilities ...........................      1.30%       2,073
                                                         --------   --------
 Net assets .........................................    100.00%    $159,971
                                                         ========   ========

See Notes to the Financial Statements, which is an integral part of this report.

                                                      1999 SEMI-ANNUAL REPORT 53

SCHEDULE OF INVESTMENTS
WRL JANUS GROWTH
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                       PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                       ---------     --------
CORPORATE DEBT SECURITIES (0.44%)

  COMMUNICATION (0.44%)

 Charter Communications Holdings
    LLC - 144A (7c)
    8.63%, due 04/01/2009 .........................   $  14,218     $  13,649
                                                                     ---------
 Total Corporate Debt Securities
 (cost: $ 14,175).................................................     13,649
                                                                     ---------


                                                      NUMBER OF       MARKET
                                                       SHARES         VALUE
                                                      ---------      --------
COMMON STOCKS (88.82%)

  BEVERAGES (1.57%)

 Coca-Cola Company .................................     364,909     $ 22,807
 The Pepsi Bottling Group, Inc. ....................   1,103,334       25,446

 BUSINESS SERVICES (0.79%)

 eBay Inc. (7a) (7b) ...............................     161,902       24,447

  COMMERCIAL BANKS (0.77%)

 Firstar Corporation ...............................     847,147       23,720

  COMMUNICATION (2.27%)

 Comcast Corporation - Class A......................     827,294       31,799
 NTL Incorporated (7a) (7b) ........................     443,235       38,201

  COMMUNICATIONS EQUIPMENT (8.12%)

 Nokia Oyj - Sponsored ADR .........................   2,520,376      230,773
 Tellabs, Inc. (7a) ................................     283,802       19,174

  COMPUTER & DATA PROCESSING SERVICES (16.43%)

 America Online, Inc. (7a) .........................   2,108,683      233,010
 At Home Corporation -
    Class A (7a) (7b) ..............................     300,157       16,190
 Fiserv, Inc. (7a) .................................     761,520       23,845
 Microsoft Corporation (7a) ........................   2,581,374      232,809

  COMPUTER & OFFICE EQUIPMENT (7.02%)

 Cisco Systems, Inc. (7a) ..........................   2,380,160      153,521
 Dell Computer Corporation (7a) ....................   1,691,249       62,576

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (3.86%)

 General Electric Company ..........................   1,051,860      118,860

  ELECTRONIC COMPONENTS & ACCESSORIES (5.77%)

 Texas Instruments Incorporated ...................    1,043,497      151,308
 Xilinx, Inc. (7a) ................................      461,909       26,444

  FINANCE (1.58%)

 Freddie Mac ......................................      837,424       48,571

  FOOD STORES (4.89%)

 Safeway Inc. (7a) ................................    1,159,555       57,398
 The Kroger Co. (7a) ..............................    3,337,746       93,248

                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------     --------

COMMON STOCKS (CONTINUED)

  INDUSTRIAL MACHINERY & EQUIPMENT (3.19%)

 Lam Research Corporation (7a) .....................     575,826   $   26,884
 Tyco International Ltd. (7b) ......................     752,911       71,338

  LUMBER & OTHER BUILDING MATERIALS (1.51%)

 The Home Depot, Inc. ..............................     722,622       46,564

  MEDICAL INSTRUMENTS & SUPPLIES (2.52%)

 Boston Scientific Corporation (7a).................     258,195       11,344
 Medtronic, Inc. ...................................     849,710       66,171

  MOTION PICTURES (2.13%)

 Time Warner Inc.  .................................     893,879       65,700

  PERSONAL CREDIT INSTITUTIONS (1.98%)

 American Express Company ..........................     469,074       61,038

  PETROLEUM & PETROLEUM PRODUCTS (1.88%)
 Enron Corp. .......................................     707,908       57,871

  PHARMACEUTICALS (3.37%)

 Eli Lilly and Company .............................     664,181       47,572
 Pfizer Inc. .......................................     510,891       56,070

  RADIO & TELEVISION BROADCASTING (1.89%)

Chancellor Media
    Corporation (7a) (7b) ..........................   1,055,945       58,209

  RETAIL TRADE (2.91%)

 Amazon.com, Inc. (7a) (7b) ........................     716,022       89,592

  TELECOMMUNICATIONS (10.61%)

 AT&T Corp. - Liberty Media
    Group - Class A (7a) ...........................   1,602,216       58,881
 Lucent Technologies Inc. (7b) .....................   1,470,224       99,148
 MCI WORLDCOM, Inc. (7a) ...........................   1,113,169       96,011
 Nextel Communications, Inc. -
    Class A (7a) (7b) ..............................     248,070       12,450
 NEXTLINK Communications,
    Inc. - Class A (7a) ............................      68,168        5,070
 Vodafone AirTouch Public Limited
    Company ........................................     279,822       55,125

  VARIETY STORES (2.52%)

 Costco Companies, Inc. (7a) .......................     970,984       77,739

  WATER TRANSPORTATION (1.24%)

 Royal Caribbean Cruises Ltd. (7b)..................     871,473       38,127
                                                                   ----------
 Total Common Stocks
 (cost: $ 1,543,815).............................................   2,735,051
                                                                   ----------

See Notes to the Financial Statements, which is an integral part of this report.

54  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL JANUS GROWTH (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                       PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                       ---------     --------

SHORT-TERM U.S. GOVERNMENT
 OBLIGATIONS (5.92%)

 Fannie Mae
    5.08%, due 05/15/2000 .........................   $  20,000     $  19,100
 Farmer Mac
    4.66%, due 08/05/1999 .........................      40,454        40,271
 Farmer Mac
    4.93%, due 09/23/1999 .........................      25,000        24,712
 Farmer Mac
    4.95%, due 10/21/1999 .........................      50,000        49,230
 Farmer Mac
    5.00%, due 12/14/1999 .........................      50,000        48,847
                                                                    ---------
 Total Short-Term U.S.
    Government Obligations
 (cost: $ 182,160)................................................    182,160
                                                                    ---------

                                                       PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                       ---------   ----------

COMMERCIAL PAPER (3.36%)

 Household Finance Corporation
    5.45%, due 07/01/1999 .........................   $  53,500   $    53,500
 UBS Finance
    5.50%, due 07/01/1999 .........................      50,000        50,000
                                                                   ----------
 Total Commercial Paper
 (cost: $ 103,500)...............................................     103,500
                                                                   ----------
 Total Investment Securities
 (cost: $ 1,843,650)............................................. $ 3,034,360
                                                                  ===========
SUMMARY

 Investments, at market value. .....................     98.54%   $ 3,034,360
 Other assets in
    excess of liabilities ..........................      1.46%        45,012
                                                       ---------  -----------
 Net assets ........................................    100.00%   $ 3,079,372
                                                       =========  ===========

See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  55

SCHEDULE OF INVESTMENTS
WRL JANUS GLOBAL
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                       PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                       ---------   -----------

CORPORATE DEBT SECURITIES (0.25%)

  COMPUTER & DATA PROCESSING SERVICES (0.25%)

 Tecnost International NV (7d)
    4.49%, due 06/23/2004 .........................    $   3,039     $  3,189
                                                                     --------
 Total Corporate Debt Securities
 (cost: $ 5,768)....................................                    3,189
                                                                     --------

                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------   -----------
PREFERRED STOCKS (0.89%)

  AUTOMOTIVE (0.43%)

 Porsche AG ........................................       2,331     $  5,481

  INSURANCE (0.46%)

 Marschollek, Lautenschlaeger und
    Partner AG .....................................      12,064        5,748
                                                                     --------
 Total Preferred Stocks
 (cost: $ 10,391).................................................     11,229
                                                                     --------
COMMON STOCKS (92.50%)

  AIR TRANSPORTATION (0.75%)

 FDX Corporation (7a) ..............................     174,140        9,447

  APPAREL PRODUCTS (0.27%)

 Adidas-Salomon AG .................................      33,927        3,368

  AUTOMOTIVE (0.86%)

 DaimlerChrysler AG ................................      30,025        2,601
 DaimlerChrysler AG - NY
    Shares (7b) ....................................      25,826        2,295
 Honda Motor Company, Ltd. .........................     140,000        5,935

  BEER, WINE, & DISTILLED BEVERAGES (1.31%)

 Heineken NV .......................................     180,769        9,256
 Kirin Brewery Company, Ltd. .......................     605,000        7,249

  BEVERAGES (0.44%)

 The Seagram Company Ltd. ..........................     110,575        5,570

  BUSINESS SERVICES (3.11%)

 Capita Group PLC ..................................     113,149        1,171
 eBay Inc. (7a) (7b) ...............................      34,635        5,230
 Securitas AB - Class B ............................   2,045,376       30,630
 SEMA Group PLC ....................................     201,852        1,947
 WPP Group PLC .....................................      15,018          127

  CHEMICALS & ALLIED PRODUCTS (1.04%)

 Kao Corporation ...................................     180,000        5,057
 The Estee Lauder Companies Inc. -
    Class A (7b) ...................................     160,320        8,036

                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------   -----------

COMMON STOCKS (CONTINUED)

  COMMERCIAL BANKS (3.34%)

 Argentaria, Caja Postal y Banco
    Hipotecario de Espana, SA ......................     218,297    $  4,973
 Banca di Roma (7b) ................................   3,798,316       5,480
 Banco Bilbao Vizcaya, SA ..........................     355,904       5,142
 Banco Santander Central
    Hispano, SA (7a) ...............................     820,402       8,545
 Deutsche Pfandbrief-und
    Hypothekenbank AG ..............................      67,291       6,107
 HSBC Holdings PLC .................................      96,800       3,531
 Julius Baer Holding Ltd. AG -
    Class B ........................................       1,448       4,131
 Lloyds TSB Group PLC ..............................     298,671       4,049

  COMMUNICATION (3.16%)

 Comcast Corporation - Class A .....................     555,540      21,354
 NTL Incorporated (7a) (7b) ........................      76,850       6,624
 SHAW Communications Inc. -
    Class B ........................................      35,424       1,398
 United Pan-Europe
    Communications NV (7a) (7b) ....................      79,911       4,335
 Viacom Inc. - Class B (7a) ........................     137,440       6,047

   COMMUNICATIONS EQUIPMENT (7.63%)

 Nokia Oyj .........................................     417,128      36,565
 Nokia Oyj - Sponsored ADR (7b) ....................     292,815      26,811
 NTT Data Corporation ..............................         877       6,971
 Royal Philips Electronics NV ......................     125,196      12,350
 Royal Philips Electronics NV - NY
    Registered Shares ..............................     129,596      13,073

  COMPUTER & DATA PROCESSING SERVICES (8.91%)

 America Online, Inc. (7a) .........................      38,260       4,228
 Atos SA (7a) ......................................      51,100       5,217
 Cap Gemini SA (7b) ................................      63,359       9,958
 Equant - NY Registered
    Shares (7a) (7b) ...............................      58,695       5,525
 Equant NV (7a) ....................................      48,342       4,457
 Getronics NV - 144A (7a) (7c) .....................      94,829       3,648
 Getronics NV ......................................     267,600      10,294
 Intuit Inc. (7a) ..................................      56,100       5,056
 Logica PLC ........................................   1,080,543      11,326
 Microsoft Corporation (7a) ........................     498,305      44,940
 Tecnost SpA .......................................     350,861         867
 Tieto Corporation - Class B .......................     153,054       6,377

  COMPUTER & OFFICE EQUIPMENT (6.84%)

 Cisco Systems, Inc. (7a) ..........................   1,129,770      72,869
 EMC Corporation (7a) ..............................      59,920       3,296
 Sun Microsystems, Inc. (7a) (7b) ..................     139,915       9,637

  CONSTRUCTION (0.81%)

 Suez Lyonnaise des Eaux ...........................      56,540      10,198

See Notes to the Financial Statements, which is an integral part of this report.

56  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL JANUS GLOBAL (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)
                                                              NUMBER OF   MARKET
                                                               SHARES     VALUE
                                                              ---------   ------

COMMON STOCKS (CONTINUED)

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.64%)

 Sony Corporation .........................................    74,700   $  8,055

  ELECTRONIC COMPONENTS & ACCESSORIES (1.07%)

 ASM Lithography Holding NV (7a)                               47,941      2,774
 ASM Lithography Holding NV - NY
    Registered Shares (7a) ................................    38,545      2,289
 Fujitsu Ltd. .............................................   419,000      8,431

  ENVIRONMENTAL SERVICES (2.30%)

 Rentokil Initial PLC .....................................   557,960      2,177
 Vivendi ..................................................   329,991     26,732

  FINANCE (0.38%)

 Fannie Mae ...............................................    70,130      4,795

  FOOD STORES (0.66%)

 Carrefour SA .............................................    32,484      4,774
 The Kroger Co. (7a) ......................................   126,240      3,527

  HOLDING & OTHER INVESTMENT OFFICES (0.22%)

 Amvescap PLC .............................................   312,986      2,785

  INDUSTRIAL MACHINERY & EQUIPMENT (4.57%)

 Tyco International Ltd. (7b) .............................   606,352     57,451

  INSURANCE (0.72%)

 Assicurazioni Generali ...................................   107,620      3,734
 Zurich Allied AG .........................................     9,400      5,352

  INSURANCE AGENTS, BROKERS & SERVICE (0.26%)

 Axa ......................................................    26,822      3,272

  LIFE INSURANCE (0.23%)

 Prudential Corporation PLC ...............................   195,869      2,884

  MACHINERY, EQUIPMENT & SUPPLIES (3.15%)

 Mannesmann AG ............................................   265,374     39,601

  MANUFACTURING INDUSTRIES (1.63%)

 Assa Abloy AB - Class B - Rights ......................... 1,848,064        392
 Assa Abloy AB - Class B Free ............................. 1,848,064     20,049

  MEDICAL INSTRUMENTS & SUPPLIES (0.51%)

 Medtronic, Inc. ..........................................    82,760      6,445

  MOTION PICTURES (2.75%)

 Time Warner Inc. (7b) ....................................   469,725     34,524

  MOTOR VEHICLES, PARTS & SUPPLIES (0.21%)

 Valeo SA .................................................    32,291      2,664

  PERSONAL CREDIT INSTITUTIONS (0.77%)

 American Express Company .................................    74,125      9,646

                                                              NUMBER OF   MARKET
                                                               SHARES     VALUE
                                                              ---------   ------

COMMON STOCKS (CONTINUED)

  PERSONAL SERVICES (0.92%)

 Hays PLC .................................................   989,881   $ 10,430
 Kuoni Reisen AG - Class B ................................       286      1,104

  PETROLEUM REFINING (0.47%)

 Elf Aquitaine SA .........................................    40,614      5,960

  PHARMACEUTICALS (6.62%)

 American Home Products
    Corporation ...........................................    58,640      3,372
 Amgen Inc. (7a) (7b) .....................................    97,620      5,943
 Pfizer Inc. ..............................................    65,710      7,212
 Pharmacia & Upjohn, Inc. .................................   235,450     13,377
 Roche Holding AG .........................................     1,181     12,155
 Sanofi-Synthelabo SA (7a) ................................   119,840      5,086
 Sepracor Inc. (7a) (7b) ..................................    35,845      2,912
 SmithKline Beecham PLC ...................................   192,820      2,506
 SmithKline Beecham PLC -
    Sponsored ADR .........................................    91,795      6,064
 Takeda Chemical Industries ...............................   405,000     18,774
 Warner-Lambert Company ...................................    83,543      5,796

  PRINTING & PUBLISHING (1.47%)

 Wolters Kluwer NV ........................................   462,799     18,423

  RADIO & TELEVISION BROADCASTING (1.20%)

 Chancellor Media
    Corporation (7a) ......................................    49,310      2,718
 Clear Channel
    Communications, Inc. (7a) .............................   120,815      8,329
 Grupo Televisa SA - Sponsored
    GDR (7a) (7b) .........................................    91,150      4,085

  RESTAURANTS (0.82%)

 Compass Group PLC ........................................   750,908      7,445
 Tele Pizza, SA (7a) (7b) .................................   555,994      2,878

  RETAIL TRADE (0.70%)

 Amazon.com, Inc. (7a) (7b) ...............................    35,780      4,477
 Ito-Yokado Co., Ltd. .....................................    65,000      4,351

  TELECOMMUNICATIONS (21.48%)

 AT&T Corp. ...............................................   308,371     17,211
 AT&T Corp. - Liberty Media
    Group - Class A (7a) ..................................   200,115      7,354
 British Telecommunications PLC ...........................   524,298      8,785
 China Telecom (Hong Kong)
    Limited (7a) .......................................... 5,026,000     13,961
 COLT Telecom Group PLC (7a) ..............................   354,328      7,434
 Energis PLC (7a) .........................................   562,051     13,404
 Global TeleSystems Group,
    Inc. (7a) (7b) ........................................    28,985      2,348
 MCI WORLDCOM, Inc. (7a) ..................................   271,260     23,396
 MediaOne Group, Inc. (7a) ................................    59,030      4,390

See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  57

SCHEDULE OF INVESTMENTS
WRL JANUS GLOBAL (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                       ----------  -----------
COMMON STOCKS (CONTINUED)

  TELECOMMUNICATIONS (CONTINUED)

 Nippon Telegraph & Telephone
    Corp. .........................................          82     $       958
 NTT Mobile Communication
    Network, Inc. .................................         557           7,548
 NTT Mobile Communication
    Network, Inc. - New (7a) ......................       2,228          29,824
 Orange PLC (7a) ..................................     304,167           4,459
 Rogers Communications Inc. -
    Class B (7a) ..................................     284,738           4,540
 Sprint PCS (7a) (7b) .............................     172,065           9,829
 Swisscom AG ......................................      35,709          13,454
 Telecom Argentina Stet -
    France Telecom SA - Sponsored
    ADR (7b) ......................................      78,170           2,091
 Telecom Italia Mobile SpA ........................   1,023,109           6,113
 Telecom Italia SpA ...............................     264,000           2,738
 Telecomunicacoes Brasileiras SA -
    Sponsored ADR (7b) ............................     173,095          15,611
 Telefonaktiebolaget LM Ericsson -
    Class B .......................................     130,351           4,189
 Telefonaktiebolaget LM Ericsson -
    Sponsored ADR .................................     111,351           3,668
 Telefonica de Argentina SA -
    Sponsored ADR .................................     114,880           3,604
 Telefonica SA ....................................     517,921          24,949
 Telefonica SA - Sponsored
    ADR (7b) ......................................      22,024           3,240
 Telefonos de Mexico SA -
    Sponsored ADR (7b) ............................     156,915          12,681
 US WEST, Inc. ....................................      44,465           2,612
 Vodafone AirTouch Public Limited
    Company - Sponsored ADR .......................      79,628          15,687
 Vodafone AirTouch Public
    Limited Company ...............................     191,044           3,764

  WHOLESALE TRADE DURABLE GOODS (0.28%)

 SOFTBANK Corporation (7b) ........................      17,200           3,483
                                                                    -----------
 Total Common Stocks
 (cost: $ 757,078)...............................................     1,162,373
                                                                    -----------

                                                     PRINCIPAL        MARKET
                                                      AMOUNT          VALUE
                                                    ----------     -----------
SHORT-TERM U.S. GOVERNMENT
 OBLIGATIONS (0.28%)

 Farmer Mac
    4.60%, due 07/01/1999 ........................   $      300     $       300
 U.S. Treasury Bill
    4.44%, due 07/22/1999 ........................        3,200           3,192
                                                                    -----------
 Total Short-Term U.S.
    Government Obligations
 (cost: $ 3,492).................................................         3,492
                                                                    -----------
COMMERCIAL PAPER (4.93%)

 Associates First Capital Corporation
    5.25%, due 07/01/1999 ........................       62,000          62,000
 Total Commercial Paper                                             -----------
 (cost: $ 62,000)................................................        62,000
                                                                    -----------
 Total Investment Securities
 (cost: $ 838,729)...............................................   $ 1,242,283
                                                                    ===========
SUMMARY

 Investments, at market value .....................      98.85%     $ 1,242,283
 Other assets in
    excess of liabilities .........................       1.15%          14,400
                                                    ----------      -----------
 Net assets .......................................     100.00%     $ 1,256,683
                                                    ==========      ===========
INVESTMENTS BY COUNTRY:
                                                       MARKET
                                                       VALUE         PERCENTAGE
                                                    ----------      -----------
 Canada ...........................................  $    5,938           0.48%
 Finland ..........................................      42,943           3.46%
 France ...........................................      73,862           5.95%
 Germany ..........................................      62,906           5.06%
 Hong Kong ........................................      17,492           1.41%
 Italy ............................................      18,931           1.52%
 Japan ............................................     106,636           8.58%
 Netherlands ......................................      68,726           5.53%
 Spain ............................................      46,489           3.74%
 Sweden ...........................................      55,260           4.45%
 Switzerland ......................................      36,196           2.91%
 United Kingdom ...................................      84,690           6.82%
 United States ....................................     622,214          50.09%
                                                     ----------    ------------
  Investments, at market value ....................  $1,242,283         100.00%
                                                     ==========    ============

See Notes to the Financial Statements, which is an integral part of this report.

58  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL LKCM STRATEGIC TOTAL RETURN
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)
                                              PRINCIPAL       MARKET
                                               AMOUNT          VALUE
                                              ---------      ---------
U.S. GOVERNMENT OBLIGATIONS (5.71%)

 U.S. Treasury Note (7b)
    6.38%, due 09/30/2001 .................   $ 11,000       $ 11,165
 U.S. Treasury Note (7b)
    7.50%, due 11/15/2001 .................      8,500          8,844
 U.S. Treasury Note (7b)
    6.25%, due 02/28/2002 .................     11,500         11,656
 U.S. Treasury Note
    7.50%, due 02/15/2005 .................      3,000          3,222
                                                             --------
 Total U.S. Government Obligations
 (cost: $ 34,946).......................................       34,887
                                                             --------
CORPORATE DEBT SECURITIES (20.86%)

  AEROSPACE (0.87%)

 Lockheed Martin Corporation
    7.45%, due 06/15/2004 .................      5,200          5,315

  CHEMICALS & ALLIED PRODUCTS (1.57%)

 Dexter Corporation
    9.25%, due 12/15/2016 .................        143            149
 The Procter & Gamble Company
    5.25%, due 09/15/2003 .................      9,875          9,480

  COMMERCIAL BANKS (2.74%)

 Citicorp
    7.00%, due 07/01/2007 .................      6,600          6,575
 First Bank Minnesota
    6.88%, due 04/01/2006 .................      5,000          4,969
 First Union Corporation
    7.25%, due 02/15/2003 .................      2,600          2,649
 J.P. Morgan & Co. Incorporated
    7.63%, due 09/15/2004 .................      2,510          2,585

  ELECTRIC SERVICES (2.43%)

 Kentucky Utilities Company
    8.55%, due 05/15/2027 .................      4,000          4,240
 Old Dominion Electric Cooperative
    8.76%, due 12/01/2022 .................      5,000          5,366
 West Penn Power Company
    8.88%, due 02/01/2021 .................      5,000          5,231

  ELECTRIC, GAS & SANITARY SERVICES (0.67%)

 Interstate Power Company
    8.63%, due 09/15/2021 .................      3,825          4,083

  ELECTRICAL GOODS (0.36%)

 Avnet, Inc.
    6.88%, due 03/15/2004 .................      2,199          2,196

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
                                               ---------      ---------
CORPORATE DEBT SECURITIES (CONTINUED)

  INDUSTRIAL MACHINERY & EQUIPMENT (2.07%)

 The Black & Decker Corporation
    7.50%, due 04/01/2003 .................   $  5,000       $  5,113
 Tyco International Ltd.
    6.38%, due 06/15/2005 .................      7,850          7,575

  INSTRUMENTS & RELATED PRODUCTS (0.91%)

 Raytheon Company
    6.50%, due 07/15/2005 .................      5,700          5,593

  INSURANCE (0.43 %)

 Chartwell Re Corporation
    10.25 %, due 03/01/2004 ................      2,500         2,619

  PERSONAL CREDIT INSTITUTIONS (1.02 %)

 Associates First Capital Corporation
    6.20 %, due 05/16/2005 .................      6,400         6,220

  PERSONAL SERVICES (1.17 %)

 Block Financial Corp.
    6.75 %, due 11/01/2004 .................      7,150         7,153

  RAILROADS (0.15 %)

 Union Pacific Corporation
    8.50 %, due 01/15/2017 .................        903           935

  RUBBER & MISC. PLASTIC PRODUCTS (0.22 %)

 M.A. Hanna Company
    9.38 %, due 09/15/2003 .................      1,250         1,372

  TELECOMMUNICATIONS (6.25 %)

 Alltel Corporation
    7.25 %, due 04/01/2004 .................      9,500         9,654
 AT&T Corp. (7b)
    6.00 %, due 03/15/2009 .................      6,000         5,663
 GTE Hawaiian Telephone Company
    Incorporated
    7.00 %, due 02/01/2006 .................      2,075         2,067
 GTE Hawaiian Telephone Company
    Incorporated
    7.38 %, due 09/01/2006 .................      6,150         6,245
 Lucent Technologies Inc.
    6.90 %, due 07/15/2001 .................      7,675         7,790
 Vodafone AirTouch Public
    Limited Company
    7.00 %, due 10/01/2003 .................      6,700         6,791
                                                             --------
 Total Corporate Debt Securities
 (cost: $  130,552).......................................    127,628
                                                             --------

See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  59

SCHEDULE OF INVESTMENTS
WRL LKCM STRATEGIC TOTAL RETURN (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)


                                                   PRINCIPAL       MARKET
                                                    AMOUNT          VALUE
                                                  ----------      ---------
CONVERTIBLE BONDS (4.55 %)

  ELECTRICAL GOODS (1.54 %)

 Kent Electronics Corporation
    4.50 %, due 09/01/2004 .....................   $  10,916       $  9,429

  LUMBER & OTHER BUILDING MATERIALS (0.91 %)

 The Home Depot, Inc.
    3.25 %, due 10/01/2001 .....................       2,000          5,560

  OIL & GAS EXTRACTION (1.64 %)

 Nabors Industries, Inc.
    5.00 %, due 05/15/2006 .....................       7,525         10,036

  PRINTING & PUBLISHING (0.46 %)

 Tribune Company
    2.00 %, due 05/15/2029 .....................          22          2,843
                                                                   --------
 Total Convertible Bonds
 (cost: $  23,173)..............................................     27,868
                                                                   --------

                                                      NUMBER OF     MARKET
                                                       SHARES       VALUE
                                                      ---------     --------
CONVERTIBLE PREFERRED STOCKS (1.02%)

  CHEMICALS & ALLIED PRODUCTS (1.02 %)

 The Estee Lauder Companies Inc. -
    TRACES .....................................      72,000       $  6,210
                                                                   --------
 Total Convertible Preferred Stocks
 (cost: $  4,972 ) .............................................      6,210
                                                                   --------
COMMON STOCKS (67.13 %)

  BEVERAGES (1.33 %)

 PepsiCo, Inc. .................................     210,000          8,124

  BUSINESS CREDIT INSTITUTIONS (1.65 %)

 The CIT Group, Inc. - Class A .................     349,000         10,077

  BUSINESS SERVICES (1.19 %)

 Outdoor Systems, Inc. (7a) ....................     200,000          7,300

  CHEMICALS & ALLIED PRODUCTS (3.41 %)

 Colgate-Palmolive Company .....................      98,400          9,717
 The Procter & Gamble Company ..................     125,000         11,156

  COMMERCIAL BANKS (4.94 %)

 Compass Bancshares, Inc. ......................     310,000          8,448
 Mellon Bank Corporation .......................     245,000          8,912
 Wells Fargo & Company .........................     300,000         12,825

  COMMUNICATIONS EQUIPMENT (4.45 %)

 Motorola, Inc. ................................     150,000         14,213
 Nortel Networks Corporation ...................     150,000         13,022


                                                      NUMBER OF      MARKET
                                                       SHARES        VALUE
                                                      ---------     --------
COMMON STOCKS (CONTINUED)

COMPUTER & DATA PROCESSING SERVICES (2.53 %)

 Galileo International, Inc. ...................     112,000        $  5,985
 Microsoft Corporation (7a) ....................     105,000           9,470

  COMPUTER & OFFICE EQUIPMENT (4.17 %)

 Diebold, Incorporated .........................     400,000          11,500
 Hewlett-Packard Company .......................     139,000          13,970

  EDUCATIONAL SERVICES (0.83 %)

 ITT Educational Services, Inc. (7a)............     195,500           5,095

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.92 %)

 General Electric Company ......................     104,000          11,752

  ENVIRONMENTAL SERVICES (2.02 %)

 Waste Management, Inc. ........................     230,000          12,363

  FABRICATED METAL PRODUCTS (1.12 %)

 The Gillette Company ..........................     167,000           6,847

  FOOD & KINDRED PRODUCTS (0.99 %)

 Philip Morris Companies Inc. ..................     150,000           6,028

  HOLDING & OTHER INVESTMENT OFFICES (1.01 %)

 Crescent Real Estate
    Equities Company ...........................     260,000           6,175

  INDUSTRIAL MACHINERY & EQUIPMENT (2.25 %)

 Tyco International Ltd. (7b) ..................     145,000          13,739

  INSURANCE (1.59 %)

 American International
    Group, Inc. ................................      37,000           4,331
 The Allstate Corporation ......................     150,000           5,381

  LIFE INSURANCE (1.54 %)

 American General Corporation ..................     125,000           9,422

  MEDICAL INSTRUMENTS & SUPPLIES (1.69 %)

 Sybron International
    Corporation (7a) ...........................     374,600          10,325

  OIL & GAS EXTRACTION (1.49 %)

 Schlumberger Limited ..........................     143,000           9,107

  PAPER & ALLIED PRODUCTS (1.16 %)

 Kimberly-Clark Corporation ....................     124,000           7,068

  PERSONAL CREDIT INSTITUTIONS (2.10 %)

 Associates First Capital
    Corporation - Class A ......................     290,000          12,851

  PETROLEUM REFINING (3.87 %)

 Atlantic Richfield Company ....................      90,000           7,521

See Notes to the Financial Statements, which is an integral part of this report.

60  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL LKCM STRATEGIC TOTAL RETURN (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)


                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------    ---------
COMMON STOCKS (CONTINUED)

  PETROLEUM REFINING (CONTINUED)

 BP Amoco PLC - Sponsored
    ADR (7b) ........................................     67,093    $   7,280
 Exxon Corporation ..................................    114,800        8,854

  PHARMACEUTICALS (6.41 %)

American Home Products
    Corporation .....................................    190,000       10,925
 Pharmacia & Upjohn, Inc. ...........................    215,000       12,215
 Schering-Plough Corporation ........................    153,400        8,130
 SmithKline Beecham PLC -
    Sponsored ADR ...................................    120,000        7,928

  PRINTING & PUBLISHING (2.56 %)

 A. H. Belo Corporation - Class A ...................    300,800        5,922
 Harte-Hanks, Inc. ..................................    359,200        9,743

  RADIO & TELEVISION BROADCASTING (2.31 %)

 CBS Corporation (7a) (7b) ..........................    325,000       14,117

  RADIO, TELEVISION, & COMPUTER STORES (1.51 %)

Tandy Corporation ..................................     188,800        9,228

  REAL ESTATE (0.87 %)

Starwood Hotels & Resorts
    Worldwide, Inc. .................................    175,000        5,348

 TELECOMMUNICATIONS (5.15 %)

Alltel Corporation ..................................    216,900       15,508


                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------    ---------
COMMON STOCKS (CONTINUED)

 TELECOMMUNICATIONS (CONTINUED)

 Lucent Technologies Inc. ...........................     46,000    $   3,102
 MCI WORLDCOM, Inc. (7a) ............................    149,000       12,851

 WHOLESALE TRADE NONDURABLE GOODS (1.07 %)

 U.S. Foodservice (7a) ..............................    152,800        6,513
                                                                    ---------
 Total Common Stocks
 (cost: $ 285,308)..............................................      410,388
                                                                    ---------

                                                       PRINCIPAL        MARKET
                                                         AMOUNT         VALUE
                                                       ---------      ---------
SHORT-TERM OBLIGATIONS (0.64 %)

 Investors Bank & Trust
    Company (7e)
    4.25 %, Repurchase Agreement
    dated 06/30/1999 to be
    repurchased at $ 3,939 on
    07/01/1999 ...................................   $   3,938       $   3,938
                                                                     ---------
 Total Short-Term Obligations
 (cost: $  3,938)..............................................          3,938
                                                                     ---------
 Total Investment Securities
 (cost: $ 482,889).............................................      $ 610,919
                                                                     =========
SUMMARY

 Investments, at market value. ...................       99.91%      $ 610,919
 Other assets in
    excess of liabilities ........................        0.09%            560
                                                     ---------       ---------
 Net assets ......................................      100.00%      $ 611,479
                                                     =========       =========

See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  61

SCHEDULE OF INVESTMENTS
WRL VKAM EMERGING GROWTH
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                      NUMBER OF      MARKET
                                                       SHARES        VALUE
                                                      ---------     --------
COMMON STOCKS (94.07 %)

  AEROSPACE (0.31 %)

 Gulfstream Aerospace
    Corporation (7a) ................................    49,500   $ 3,344

  AIR TRANSPORTATION (0.47 %)

 Southwest Airlines Co. .............................   162,500     5,058

  AMUSEMENT & RECREATION SERVICES (0.48 %)

 Mandalay Resort Group (7a) .........................   100,000     2,113
 SFX Entertainment, Inc. -
    Class A (7a) ....................................    46,000     3,062

  APPAREL & ACCESSORY STORES (3.24 %)

 Abercrombie & Fitch Co. -
    Class A (7a) ....................................   270,000    12,960
 American Eagle
    Outfitters, Inc. (7a) ...........................   110,000     5,005
 AnnTaylor, Inc. (7a) ...............................    80,000     3,600
 Intimate Brands, Inc. (7b) .........................   157,500     7,462
 Ross Stores, Inc. ..................................    35,000     1,763
 The TJX Companies, Inc. ............................   117,000     3,898

  APPAREL PRODUCTS (0.38 %)

 Tommy Hilfiger Corporation (7a) ....................    55,000     4,043

  AUTO REPAIR, SERVICES & PARKING (0.23 %)

 The Hertz Corporation - Class A ....................    40,000     2,480

  AUTOMOTIVE (0.60 %)

 Gentex Corporation (7a) ............................    55,000     1,540
 Harley-Davidson, Inc. ..............................    90,000     4,894

  BUSINESS CREDIT INSTITUTIONS (0.65 %)

 Providian Financial Corporation ....................    75,000     7,013

  BUSINESS SERVICES (2.09 %)

 Omnicom Group Inc. .................................   129,000    10,320
 Outdoor Systems, Inc. (7a) .........................   107,500     3,924
 TMP Worldwide Inc. (7a) ............................    70,000     4,445
 Valassis Communications, Inc. (7a)..................   100,000     3,663

  COMMERCIAL BANKS (1.92 %)

 Concord EFS, Inc. (7a) (7b) ........................   101,400     4,290
 First Tennessee National
    Corporation .....................................    65,000     2,490
 Firstar Corporation ................................   240,000     6,720
 Northern Trust Corporation .........................    48,000     4,656
 Old Kent Financial Corporation .....................    57,750     2,418

  COMMUNICATION (3.56 %)

 Adelphia Communications
    Corporation - Class A (7a) (7b) .................    40,000       2,545

                                                      NUMBER OF      MARKET
                                                       SHARES        VALUE
                                                      ---------     --------

COMMON STOCKS (CONTINUED)

  COMMUNICATION (CONTINUED)

 Cablevision Systems Corporation -
    Class A (7a) (7b) ...............................   128,000     $ 8,960
 Comcast Corporation - Class A ......................   150,000       5,766
 EchoStar Communications
    Corporation (7a) (7b) ...........................   100,000      15,344
 Level 3 Communications, Inc. (7a)...................    92,000       5,526

  COMMUNICATIONS EQUIPMENT (7.44 %)

 ANTEC Corporation (7a) .............................    60,000       1,924
 Comverse Technology, Inc. (7a) .....................   175,000      13,213
 General Instrument
    Corporation (7a) ................................    80,000       3,400
 Motorola, Inc. .....................................    85,000       8,054
 Nokia Oyj - Sponsored ADR ..........................   205,000      18,770
 Nortel Networks Corporation ........................   115,000       9,983
 QUALCOMM
    Incorporated (7a) (7b) ..........................   170,000      24,394

  COMPUTER & DATA PROCESSING SERVICES (12.83 %)

 Adobe Systems Incorporated .........................    90,000       7,394
 Affiliated Computer Services, Inc. -
    Class A (7a) (7b) ...............................    25,000       1,266
 America Online, Inc. (7a) ..........................   190,000      20,995
 Broadvision, Inc. (7a) .............................    30,000       2,213
 Citrix Systems, Inc. (7a) ..........................   110,000       6,215
 Clarify Inc. (7a) ..................................    60,000       2,475
 Compuware Corporation (7a) .........................   117,100       3,725
 CSG Systems
    International, Inc. (7a) ........................   141,000       3,692
 Fiserv, Inc. (7a) ..................................    75,000       2,348
 InfoSpace.com, Inc. (7a) ...........................    40,000       1,880
 International Network Services (7a) ................    97,500       3,937
 Intuit Inc. (7a) ...................................    40,000       3,605
 Macromedia, Inc. (7a) ..............................   105,000       3,701
 Mercury Interactive
    Corporation (7a) ................................    80,000       2,830
 Microsoft Corporation (7a) .........................    40,000       3,608
 MindSpring
    Enterprises, Inc. (7a) (7b) .....................   140,000       6,204
 Network Appliance, Inc. (7a) .......................   195,000      10,896
 Novell, Inc. (7a) (7b) .............................   160,000       4,240
 Rational Software Corporation (7a) .................   205,000       6,752
 RealNetworks, Inc. (7a) ............................    50,000       3,444
 Sapient Corporation (7a) (7b) ......................    30,000       1,699
 Siebel Systems, Inc. (7a) ..........................   150,000       9,956
 SunGard Data
    Systems Inc. (7a) (7b) ..........................    70,000       2,415
 VeriSign, Inc. (7a) ................................   110,000       9,488
 VERITAS Software
    Corporation (7a) (7b) ...........................   131,500      12,484

See Notes to the Financial Statements, which is an integral part of this report.

62  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL VKAM EMERGING GROWTH (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                      NUMBER OF      MARKET
                                                       SHARES        VALUE
                                                      ---------     --------

COMMON STOCKS (CONTINUED)

  COMPUTER & OFFICE EQUIPMENT (3.94 %)

 Adaptec, Inc. (7a) .................................    75,000     $ 2,648
 Cisco Systems, Inc. (7a) ...........................   130,966       8,447
 Electronics for Imaging, Inc. (7a) .................   125,000       6,422
 EMC Corporation (7a) ...............................   185,000      10,175
 Lexmark International Group,
    Inc. - Class A (7a) .............................   220,000      14,534

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.17 %)

 Gemstar International Group
    Limited (7a) ....................................   270,000      17,618
 Maytag Corporation (7b) ............................    80,000       5,575

  ELECTRONIC COMPONENTS & ACCESSORIES (17.04 %)

 Altera Corporation (7a) ............................   245,000       9,019
 Analog Devices, Inc. (7a) ..........................   165,000       8,281
 Applied Micro Circuits
    Corporation (7a) ................................    55,000       4,524
 Broadcom Corporation -
    Class A (7a) ....................................   168,000      24,286
 Conexant Systems, Inc. (7a) ........................   250,000      14,516
 Flextronics International Ltd. (7a).................   110,000       6,105
 Jabil Circuit, Inc. (7a) ...........................    95,000       4,287
 LSI Logic Corporation (7a) .........................   360,000      16,605
 PMC-Sierra, Inc. (7a) ..............................   125,000       7,367
 QLogic Corporation (7a) ............................    43,400       5,729
 RF Micro Devices, Inc. (7a) ........................   100,000       7,463
 SDL, Inc. (7a) .....................................    55,000       2,808
 Solectron Corporation (7a) .........................    35,000       2,334
 STMicroelectronics NV -
    NY Registered Shares (7a) (7b) ..................   120,000       8,325
 Taiwan Semiconductor
    Manufacturing Company Ltd. -
    Sponsored ADR (7a) (7b) .........................    75,000       2,550
 Texas Instruments Incorporated .....................    75,000      10,875
 Uniphase Corporation (7a) (7b) .....................   135,000      22,409
 Vitesse Semiconductor
    Corporation (7a) ................................   195,000      13,150
 Xilinx, Inc. (7a) ..................................   205,000      11,736

  FABRICATED METAL PRODUCTS (0.43 %)

 Danaher Corporation ................................    80,000       4,650

  FURNITURE & HOME FURNISHINGS (1.22 %)

 Bed Bath & Beyond Inc. (7a) ........................   180,000       6,930
 Linens 'N Things, Inc. (7a) ........................   140,000       6,125

  HEALTH SERVICES (0.06 %)

 TLC The Laser Center Inc. (7a) .....................    13,300         638

  INDUSTRIAL MACHINERY & EQUIPMENT (1.74 %)

 Applied Materials, Inc. (7a) .......................    86,000       6,353
 Tyco International Ltd. (7b) .......................   130,000      12,318


                                                      NUMBER OF      MARKET
                                                       SHARES        VALUE
                                                      ---------     --------
COMMON STOCKS (CONTINUED)

  INSTRUMENTS & RELATED PRODUCTS (2.09 %)

 Bausch & Lomb Incorporated .........................    95,000     $ 7,268
 Teradyne, Inc. (7a) ................................   115,000       8,251
 Waters Corporation (7a) ............................   130,000       6,906

  INSURANCE AGENTS, BROKERS & SERVICE (0.21 %)

 Marsh & McLennan
    Companies, Inc. .................................    30,000       2,265

  LUMBER & OTHER BUILDING MATERIALS (1.50 %)

 Lowe's Companies, Inc. .............................   125,000       7,086
 The Home Depot, Inc. (7b) ..........................   140,000       9,021

  LUMBER & WOOD PRODUCTS (0.16 %)

 Weyerhaeuser Company ...............................    25,000       1,719

  MANUFACTURING INDUSTRIES (0.38 %)

 Hasbro, Inc. .......................................   145,000       4,051

  MEDICAL INSTRUMENTS & SUPPLIES (2.20 %)

 Biomet, Inc. .......................................    40,000       1,590
 Boston Scientific
    Corporation (7a) (7b) ...........................   100,000       4,394
 MiniMed, Inc. (7a) .................................    30,000       2,308
 St. Jude Medical, Inc. (7a) ........................    50,000       1,781
 VISX, Incorporated (7a) ............................   170,000      13,462

  METAL CANS & SHIPPING CONTAINERS (0.20 %)

 Ball Corporation ...................................    50,000       2,113

  MISC. GENERAL MERCHANDISE STORES (0.20 %)

 BJ's Wholesale Club, Inc. (7a) .....................    70,000       2,104

  MOTION PICTURES (0.43 %)

 CNET, Inc. (7a) (7b) ...............................    80,000       4,610

  OIL & GAS EXTRACTION (0.49 %)

 Apache Corporation .................................   115,000       4,485
 Vastar Resources, Inc. .............................    15,000         787

  PAPER & ALLIED PRODUCTS (0.24 %)

 Willamette Industries, Inc. ........................    55,000       2,533

  PERSONAL CREDIT INSTITUTIONS (1.27 %)

 Capital One Financial Corporation                      208,500      11,611
 Metris Companies Inc. ..............................    50,000       2,038

  PETROLEUM REFINING (0.31 %)

 Amerada Hess Corporation ...........................    55,000       3,273

See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  63

SCHEDULE OF INVESTMENTS
WRL VKAM EMERGING GROWTH (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)


                                                      NUMBER OF      MARKET
                                                       SHARES        VALUE
                                                      ---------     --------

COMMON STOCKS (CONTINUED)

  PHARMACEUTICALS (5.72 %)

 Allergan, Inc. ...................................    125,000      $ 13,875
 Andrx Corporation (7a) (7b) ......................     40,000         3,085
 Biogen, Inc. (7a) ................................    215,000        13,827
 IDEC Pharmaceuticals
    Corporation (7a) (7b) .........................     60,000         4,624
 Immunex Corporation (7a) (7b) ....................    115,000        14,655
 MedImmune, Inc. (7a) (7b) ........................    165,000        11,179

  RADIO & TELEVISION BROADCASTING (3.13 %)

 CBS Corporation (7a) .............................    110,000         4,778
 Clear Channel
    Communications, Inc. (7a) .....................    274,150        18,899
 Hispanic Broadcasting
    Corporation (7a) ..............................     30,000         2,276
 Univision Communications Inc. -
    Class A (7a) ..................................    115,000         7,590

  RADIO, TELEVISION, & COMPUTER STORES (7.36 %)

 Best Buy Co., Inc. (7a) ..........................    606,000        40,904
 Circuit City Stores - Circuit
    City Group ....................................    245,000        22,784
 Tandy Corporation ................................    310,000        15,151

 RESEARCH & TESTING SERVICES (0.18 %)

 Cree Research, Inc. (7a) (7b) ....................     25,000         1,923

  RESTAURANTS (0.94 %)

 Brinker International, Inc. (7a) .................     60,000         1,631
 Darden Restaurants, Inc. .........................     80,000         1,745
 Outback Steakhouse, Inc. (7a) ....................    170,000         6,683

  RETAIL TRADE (1.16 %)

 Staples, Inc. (7a) ...............................    200,000         6,188
 Tiffany & Co. ....................................     65,000         6,273

  RUBBER & MISC. PLASTIC PRODUCTS (0.18 %)

 NIKE, Inc. - Class B .............................     30,000         1,899

  SECURITY & COMMODITY BROKERS (0.28 %)

 Knight/Trimark Group, Inc. -
    Class A (7a) (7b) .............................     49,200         2,967

  STONE, CLAY & GLASS PRODUCTS (0.26 %)

 Corning Incorporated .............................     40,000         2,805


                                                      NUMBER OF      MARKET
                                                       SHARES        VALUE
                                                      ---------     --------

COMMON STOCKS (CONTINUED)

  TELECOMMUNICATIONS (3.65 %)

 AT&T Corp. - Liberty Media
    Group - Class A (7a) ..........................    260,500     $   9,573
 CenturyTel, Inc. .................................     63,000         2,504
 Exodus Communications,
    Inc. (7a) (7b) ................................     55,000         6,597
 Global Crossing Ltd. (7a) (7b) ...................     29,123         1,240
 Global TeleSystems Group,
    Inc. (7a) (7b) ................................     45,000         3,645
 McLeodUSA Incorporated -
    Class A (7a) ..................................     33,600         1,848
 Metromedia Fiber Network,
    Inc. (7a) (7b) ................................    310,000        11,141
 Nextel Communications, Inc. -
    Class A (7a) (7b) .............................     50,000         2,509
 Vodafone AirTouch Public Limited
    Company - Sponsored ADR .......................        (7h)          (7g)

  VARIETY STORES (0.73 %)

 Consolidated Stores
    Corporation (7a) ..............................     90,000         2,430
 Family Dollar Stores, Inc. .......................    226,000         5,424
                                                                   ---------
 Total Common Stocks
 (cost: $ 703,442).............................................    1,007,612
                                                                   ---------

                                                      PRINCIPAL      MARKET
                                                       AMOUNT        VALUE
                                                      ---------     --------
SHORT-TERM U.S. GOVERNMENT
 OBLIGATIONS (5.59 %)

 Farmer Mac
    4.60 %, due 07/01/1999 ........................    $ 59,860     $   59,860
                                                                    ----------
 Total Short-Term U.S.
    Government Obligations
 (cost: $ 59,860)...............................................        59,860
                                                                    ----------
 Total Investment Securities
 (cost: $ 763,302)..............................................    $1,067,472
                                                                    ==========
SUMMARY

 Investments, at market value .....................       99.66%    $1,067,472
 Other assets in
    excess of liabilities .........................        0.34%         3,599
                                                        --------    ----------
 Net assets .......................................      100.00%    $1,071,071
                                                        ========    ==========


See Notes to the Financial Statements, which is an integral part of this report.

64  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL ALGER AGGRESSIVE GROWTH
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                      NUMBER OF      MARKET
                                                       SHARES        VALUE
                                                      ---------     --------

COMMON STOCKS (98.65 %)

  AEROSPACE (0.50 %)

 United Technologies Corporation ....................    50,600     $ 3,627

  APPAREL & ACCESSORY STORES (0.98 %)

 Abercrombie & Fitch Co. -
    Class A (7a) ....................................   147,600       7,085

  BUSINESS SERVICES (2.40 %)

 eBay Inc. (7a) (7b) ................................    90,900      13,726
 Omnicom Group Inc. .................................    45,300       3,624

  COMMERCIAL BANKS (0.94 %)

 Bank of America Corporation ........................    92,400       6,774

  COMMUNICATION (7.36 %)

 broadcast.com Inc. (7a) (7b) .......................   216,300      28,889
 Comcast Corporation -
    Class A (7b) ....................................   453,600      17,435
 Cox Communications, Inc. -
    Class A (7a) (7b) ...............................   188,900       6,954

  COMMUNICATIONS EQUIPMENT (3.20 %)

 Motorola, Inc. .....................................   159,100      15,075
 Nokia Oyj - Sponsored ADR ..........................    88,800       8,131

  COMPUTER & DATA PROCESSING SERVICES (13.39 %)

 America Online, Inc. (7a) ..........................   240,600      26,585
 At Home Corporation -
    Class A (7a) (7b) ...............................   349,116      18,830
 IMS Health Incorporated ............................   373,300      11,666
 Microsoft Corporation (7a) .........................   360,100      32,476
 RealNetworks, Inc. (7a) ............................    45,400       3,127
 Yahoo! Inc. (7a) ...................................    24,600       4,237

  COMPUTER & OFFICE EQUIPMENT (8.61 %)

 Cisco Systems, Inc. (7a) ...........................   408,500      26,347
 Dell Computer Corporation (7a) .....................   333,400      12,336
 International Business Machines
    Corporation .....................................    53,500       6,915
 Sun Microsystems, Inc. (7a) (7b) ...................   243,200      16,750

  CONSTRUCTION (0.99 %)

 Halliburton Company ................................   158,200       7,159

  ELECTRONIC COMPONENTS & ACCESSORIES (9.31 %)

 Altera Corporation (7a) ............................   178,200       6,560
 ASM Lithography Holding NV (7a)                        146,600       8,704
 Linear Technology
    Corporation (7b) ................................   152,000      10,222
 Micron Technology, Inc. (7a) (7b)...................   109,000       4,394
 Texas Instruments Incorporated .....................   118,100      17,125
 Xilinx, Inc. (7a) ..................................   357,400      20,461

                                                      NUMBER OF      MARKET
                                                       SHARES        VALUE
                                                      ---------     --------
COMMON STOCKS (CONTINUED)

  FOOD STORES (2.13 %)

 Safeway Inc. (7a) ..................................   119,400     $ 5,910
 The Kroger Co. (7a) ................................   341,800       9,549

  INDUSTRIAL MACHINERY & EQUIPMENT (5.96 %)

 Applied Materials, Inc. (7a) .......................   286,100      21,136
 Tyco International Ltd. (7b) .......................   232,674      22,046

  INSTRUMENTS & RELATED PRODUCTS (1.59 %)

 Teradyne, Inc. (7a) ................................   160,400      11,509

  INSURANCE (4.84 %)

 American International
    Group, Inc. .....................................    84,200       9,857
 Citigroup Inc. .....................................   530,250      25,187

  LUMBER & OTHER BUILDING MATERIALS (3.06 %)

 The Home Depot, Inc. (7b) ..........................   344,500      22,199

  MOTION PICTURES (1.03 %)

 CNET, Inc. (7a) (7b) ...............................   129,700       7,474

  OIL & GAS EXTRACTION (0.86 %)

 Nabors Industries, Inc. (7a) (7b) ..................   256,000       6,256

  PERSONAL CREDIT INSTITUTIONS (0.96 %)

 American Express Company ...........................    53,700       6,988

  PHARMACEUTICALS (2.69 %)

 Amgen Inc. (7a) ....................................   197,100      11,998
 Schering-Plough Corporation ........................   141,900       7,521

  RADIO & TELEVISION BROADCASTING (2.59 %)

 Capstar Broadcasting Corporation -
    Class A (7a) ....................................   139,700       3,824
 Clear Channel
    Communications, Inc. (7a) .......................   216,723      14,940

  RADIO, TELEVISION, & COMPUTER STORES (1.57 %)

 Best Buy Co., Inc. (7a) ............................   168,400      11,367

  RETAIL TRADE (3.19 %)

 Amazon.com, Inc. (7a) (7b) .........................   116,500      14,577
 Office Depot, Inc. (7a) ............................   232,050       5,120
 Staples, Inc. (7a) .................................   110,700       3,425

  SECURITY & COMMODITY BROKERS (5.28 %)

 Morgan Stanley Dean
    Witter and Co. ..................................   199,500      20,449
 Paine Webber Group Inc. ............................   128,800       6,021
 The Charles Schwab Corporation .....................   107,500      11,812

See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  65

SCHEDULE OF INVESTMENTS
WRL ALGER AGGRESSIVE GROWTH (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)


                                                      NUMBER OF      MARKET
                                                       SHARES        VALUE
                                                      ---------     --------
COMMON STOCKS (CONTINUED)

  TELECOMMUNICATIONS (10.92 %)

 Frontier Corporation ..............................   122,800      $  7,245
 Global TeleSystems
    Group, Inc. (7a) (7b) ..........................    52,500         4,253
 Lucent Technologies Inc. ..........................   231,660        15,623
 MCI WORLDCOM, Inc. (7a) ...........................   256,700        22,140
 McLeodUSA Incorporated -
    Class A (7a) ...................................    84,000         4,620
 Nextel Communications, Inc. -
    Class A (7a) (7b) ..............................   223,000        11,192
 NorthPoint Communications
    Group, Inc. (7a) ...............................   113,700         4,150
 Rhythms NetConnections
    Inc. (7a) (7b) .................................   168,600         9,842

  VARIETY STORES (4.07 %)

 Costco Companies, Inc. (7a) .......................   142,600        11,417
 Wal-Mart Stores, Inc. .............................   374,400        18,065

  WATER TRANSPORTATION (0.23 %)

 Carnival Corporation ..............................    35,000         1,698
                                                                    --------
 Total Common Stocks
 (cost: $ 507,017).............................................      714,624
                                                                   ---------

                                                      PRINCIPAL      MARKET
                                                       AMOUNT        VALUE
                                                      ---------     --------

SHORT-TERM OBLIGATIONS (1.77 %)

 Investors Bank & Trust
    Company (7e)
    4.25 %, Repurchase Agreement
    dated 06/30/1999 to be
    repurchased at $ 12,834 on
    07/01/1999 ....................................   $ 12,833      $  12,833
                                                                    ---------
  Total Short-Term Obligations
  (cost: $ 12,833)..............................................       12,833
                                                                    ---------
  Total Investment Securities
  (cost: $ 519,850).............................................    $ 727,457
                                                                    =========
SUMMARY

  Investments, at market value ....................    100.42%      $ 727,457
  Liabilities in
    excess of other assets ........................     (0.42)%        (3,074)
                                                      --------      ---------
  Net assets ......................................    100.00%      $ 724,383
                                                      ========      =========

See Notes to the Financial Statements, which is an integral part of this report.


66  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL AEGON BALANCED
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)
                                                       PRINCIPAL     MARKET
                                                        AMOUNT        VALUE
                                                       ---------   -----------
U.S. GOVERNMENT OBLIGATIONS (25.65 %)

 U.S. Treasury Bond (7b)
    7.25 %, due 05/15/2016 .........................     $ 3,000    $    3,298
 U.S. Treasury Bond
    7.50 %, due 11/15/2016 .........................       3,000         3,378
 U.S. Treasury Bond (7b)
    6.13 %, due 11/15/2027 .........................       3,000         2,976
 U.S. Treasury Bond (7b)
    5.25 %, due 11/15/2028 .........................       5,000         4,424
 U.S. Treasury Note
    7.25 %, due 08/15/2004 .........................       3,000         3,180
 U.S. Treasury Note
    6.50 %, due 05/15/2005 .........................       2,500         2,570
 U.S. Treasury Note (7b)
    6.50 %, due 10/15/2006 .........................       3,000         3,096
 U.S. Treasury Note (7b)
    6.13 %, due 08/15/2007 .........................       3,000         3,031
 U.S. Treasury Note (7b)
    5.50 %, due 02/15/2008 .........................       3,000         2,916
                                                                    ----------
 Total U.S. Government Obligations
 (cost: $ 29,488)................................................       28,869
                                                                    ----------

                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------   -----------
COMMON STOCKS (65.29 %)

  BEVERAGES (3.42 %)

 PepsiCo, Inc. .....................................      99,500    $    3,849

  COMMERCIAL BANKS (8.80 %)

 Bank of America Corporation .......................      42,000         3,079
 J.P. Morgan & Co. Incorporated ....................      27,000         3,794
 Wells Fargo & Company .............................      71,000         3,035

  COMPUTER & OFFICE EQUIPMENT (6.80 %)

 Hewlett-Packard Company ...........................      35,000         3,518
 Sun Microsystems, Inc. (7a) .......................      60,000         4,132

  ELECTRIC SERVICES (1.11 %)

 Endesa SA - Sponsored ADR (7b) ....................      59,000         1,254

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.61 %)

 General Electric Company ..........................      26,000         2,938

  ENVIRONMENTAL SERVICES (3.27 %)

 Waste Management, Inc. ............................      68,500         3,682

                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------   -----------
COMMON STOCKS (CONTINUED)

  FINANCE (5.68 %)

 Fannie Mae ........................................      44,000    $    3,009
 SLM Holding Corporation ...........................      74,000         3,390

  INDUSTRIAL MACHINERY & EQUIPMENT (3.45 %)

 Tyco International Ltd. (7b) ......................      41,000         3,884

  INSTRUMENTS & RELATED PRODUCTS (2.81 %)

 Raytheon Company - Class B ........................      45,000         3,167

  INSURANCE (6.75 %)

 American International
    Group, Inc. ....................................      32,000         3,746
 Citigroup Inc. ....................................      81,000         3,848

  PHARMACEUTICALS (8.96 %)

 Abbott Laboratories ...............................      53,000         2,412
 Johnson & Johnson .................................      39,000         3,822
 Merck & Co., Inc. .................................      52,000         3,848

  SAVINGS INSTITUTIONS (2.42 %)

 Washington Mutual, Inc. ...........................      77,000         2,724

  TELECOMMUNICATIONS (5.85 %)

 AT&T Corp. (7b) ...................................      45,000         2,512
 Frontier Corporation ..............................      69,000         4,070

  TRUCKING & WAREHOUSING (0.87 %)

 Heartland Express, Inc. (7a) ......................      60,000           983

  VARIETY STORES (2.49 %)

 Wal-Mart Stores, Inc. .............................      58,000         2,799
                                                                    ----------
 Total Common Stocks
 (cost: $ 55,378)................................................       73,495
                                                                    ----------
 Total Investment Securities
 (cost: $ 84,866)................................................   $  102,364
                                                                    ==========
SUMMARY

 Investments, at market value ......................      90.94 %   $  102,364
 Other assets in
    excess of liabilities ..........................       9.06 %       10,201
                                                        ---------   ----------
 Net assets ........................................     100.00 %   $  112,565
                                                        =========   ==========

See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  67

SCHEDULE OF INVESTMENTS
WRL FEDERATED GROWTH & INCOME
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)
                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------   -----------
CONVERTIBLE PREFERRED STOCKS (3.90 %)

  FOOD & KINDRED PRODUCTS (1.58 %)

 Ralston Purina Company ............................      29,000    $   1,349

  GAS PRODUCTION & DISTRIBUTION (1.07 %)

 K N Energy, Inc. - PEPS ...........................      35,500          919

  SECURITY & COMMODITY BROKERS (1.25 %)

 Merrill Lynch & Co., Inc.
    IMC Global Inc. - STRYPES ......................      52,100        1,065
                                                                    ---------
 Total Convertible Preferred Stocks
 (cost: $ 4,089).................................................       3,333
                                                                    ---------
COMMON STOCKS (94.81 %)

  AUTOMOTIVE (0.92 %)

 CLARCOR Inc. ......................................      41,000          787

  BUSINESS SERVICES (1.78 %)

 Grey Advertising Inc. .............................       2,500          833
 Pittston Brink's Group ............................      25,900          693

  COMMERCIAL BANKS (0.94 %)

 BancWest Corporation ..............................      21,700          806

  CONSTRUCTION (0.88 %)

 Chicago Bridge & Iron Company
    NV - NY Shares .................................      54,200          755

  DRUG STORES & PROPRIETARY STORES (1.01 %)

 Longs Drug Stores Corporation .....................      25,000          864

  ELECTRIC SERVICES (10.09 %)

 BEC Energy (7b) ...................................      29,300        1,209
 DQE, Inc. .........................................      29,500        1,184
 Energy East Corporation ...........................      29,700          772
 Florida Progress Corporation ......................      27,500        1,136
 OGE Energy Corp. ..................................      43,500        1,033
 Pinnacle West Capital Corporation..................      21,000          845
 Puget Sound Energy, Inc. ..........................      29,300          703
 TECO Energy, Inc. .................................      39,400          896
 The United Illuminating Company....................      20,000          849

  ELECTRIC, GAS & SANITARY SERVICES (5.90 %)

 American States Water Company .....................      33,300          945
 E' Town Corporation ...............................      18,900          865
 NiSource Inc. .....................................      63,300        1,634
 Rochester Gas and Electric
    Corporation ....................................      60,300        1,602

                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------   -----------

COMMON STOCKS (CONTINUED)

  FOOD & KINDRED PRODUCTS (2.95 %)

 General Mills, Inc. ...............................      21,500      $ 1,727
 McCormick & Company,
    Incorporated ...................................      25,200          795

  FOOD STORES (1.51 %)

 Albertson's Inc. ..................................      25,000        1,289

  FURNITURE & FIXTURES (1.39 %)

 Hillenbrand Industries, Inc. ......................      27,500        1,189

  GAS PRODUCTION & DISTRIBUTION (16.52 %)

 AGL Resources Inc. ................................      68,800        1,269
 Atmos Energy Corporation ..........................      38,100          953
 Connecticut Energy Corporation ....................      15,900          613
 El Paso Energy Corporation ........................      22,200          781
 Energen Corporation ...............................      45,300          844
 KeySpan Corporation ...............................      74,900        1,974
 Laclede Gas Company ...............................      40,700          946
 MCN Energy Group Inc. .............................      39,900          828
 National Fuel Gas Company .........................      18,600          902
 New Jersey Resources Corporation...................      46,700        1,747
 Nicor Inc. ........................................      22,900          872
 Questar Corporation ...............................      43,300          828
 Southwest Gas Corporation .........................      30,500          873
 WICOR, Inc. .......................................      25,000          698

  HOLDING & OTHER INVESTMENT OFFICES (12.72 %)

 Apartment Investment and
    Management Company -
    Class A (7b) ...................................      20,600          881
 Archstone Communities Trust .......................      36,300          796
 AvalonBay Communities, Inc. (7b)...................      45,667        1,689
 BRE Properties, Inc. - Class A ....................      26,100          677
 Camden Property Trust .............................      37,100        1,030
 Equity Residential Properties Trust................      17,743          800
 Essex Property Trust, Inc. ........................      26,600          941
 Gables Residential Trust ..........................      70,600        1,702
 Health Care Property
    Investors, Inc. ................................      30,500          881
 Liberty Property Trust ............................      27,200          677
 Prentiss Properties Trust .........................      34,100          801

  INDUSTRIAL MACHINERY & EQUIPMENT (3.29 %)

 Flowserve Corporation .............................      51,500          975
 Pall Corporation ..................................      44,400          985
 York International Corporation ....................      20,000          856

See Notes to the Financial Statements, which is an integral part of this report.

68  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL FEDERATED GROWTH & INCOME (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------   -----------
COMMON STOCKS (CONTINUED)

  INSTRUMENTS & RELATED PRODUCTS (0.94 %)

 Beckman Coulter, Inc. .............................      16,600     $     807

  INSURANCE (3.97 %)

 Chicago Title Corporation .........................      24,500           874
 Loews Corporation .................................      10,000           791
 Old Republic International
    Corporation ....................................      49,200           852
 SAFECO Corporation ................................      20,000           883

  INSURANCE AGENTS, BROKERS & SERVICE (0.97 %)

 Arthur J. Gallagher & Co. .........................      16,700           827

  LUMBER & WOOD PRODUCTS (2.09 %)

 Georgia-Pacific Corporation .......................      35,000           884
 Louisiana-Pacific Corporation .....................      38,000           903

  MEDICAL INSTRUMENTS & SUPPLIES (1.13 %)

 DENTSPLY International Inc. .......................      34,500           966

  METAL CANS & SHIPPING CONTAINERS (0.74 %)

 Crown Cork & Seal Company, Inc.....................      22,200           633

  METAL MINING (1.76 %)

 Barrick Gold Corporation (7b) .....................      77,600         1,504

  MINING (1.36 %)

 USEC Inc. .........................................      78,000         1,160

  OIL & GAS EXTRACTION (1.17 %)

 Kerr-McGee Corporation ............................      20,000         1,004

  PAPER & ALLIED PRODUCTS (0.93 %)

 Westvaco Corporation ..............................      27,500           798

  PETROLEUM REFINING (3.16 %)

 Pennzoil-Quaker State
    Company (7b) ...................................     125,100         1,876
 Ultramar Diamond Shamrock
    Corporation ....................................      38,000           829

  PHARMACEUTICALS (0.78 %)

 Mylan Laboratories Inc. ...........................      25,000           663

  PRIMARY METAL INDUSTRIES (1.23 %)

 Worthington Industries, Inc. ......................      64,000         1,052

  PRINTING & PUBLISHING (2.21 %)

 Banta Corporation .................................      34,900           733
 Knight-Ridder, Inc. (7b) ..........................      21,000         1,154

                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------   -----------
COMMON STOCKS (CONTINUED)

  REAL ESTATE (5.69 %)

 AMB Property Corporation (7b) .....................      59,400     $   1,396
 CenterPoint Properties
    Corporation ....................................      22,200           813
 Post Properties, Inc. (7b) ........................      24,900         1,021
 ProLogis Trust ....................................      81,000         1,639

  RESTAURANTS (1.39 %)

 Bob Evans Farms, Inc. .............................      60,000         1,193

  SAVINGS INSTITUTIONS (1.02 %)

 Washington Federal, Inc. ..........................      39,000           875

  TELECOMMUNICATIONS (1.35 %)

 US WEST, Inc. .....................................      19,700         1,157

  TEXTILE MILL PRODUCTS (1.72 %)

 Sara Lee Corporation ..............................      65,000         1,475

  WATER TRANSPORTATION (1.30 %)

 Alexander & Baldwin, Inc. .........................      50,000         1,113
                                                                     ---------
 Total Common Stocks
 (cost: $ 78,417)................................................       81,105
                                                                     ---------

                                                       PRINCIPAL      MARKET
                                                         AMOUNT       VALUE
                                                       ---------   -----------
SHORT-TERM OBLIGATIONS (2.71 %)

 Greenwich Capital
    Markets, Inc. (7e)
    4.78 %, Repurchase Agreement
    dated 06/30/1999 to be
    repurchased at $ 2,316 on
    07/01/1999 .....................................  $    2,316     $   2,316
                                                                     ---------
 Total Short-Term Obligations
 (cost: $ 2,316).................................................        2,316
                                                                     ---------
 Total Investment Securities
 (cost: $ 84,822)................................................    $  86,754
                                                                     =========
SUMMARY

 Investments, at market value ......................     101.42 %    $  86,754
 Liabilities in
    excess of other assets .........................      (1.42)%       (1,214)
                                                       ----------    ---------
 Net assets ........................................     100.00 %    $  85,540
                                                       ==========    =========

See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  69

SCHEDULE OF INVESTMENTS
WRL DEAN ASSET ALLOCATION
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)


                                                       PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                       ---------     ---------
U.S. GOVERNMENT OBLIGATIONS (8.82 %)

 U.S. Treasury Note (7b)
    5.50 %, due 01/31/2003 .........................   $  10,000      $  9,913
 U.S. Treasury Note (7b)
    5.88 %, due 02/15/2004 .........................      10,000        10,030
 U.S. Treasury Note
    6.50 %, due 05/15/2005 .........................      10,000        10,281
                                                                      --------
 Total U.S. Government Obligations
 (cost: $ 30,588).................................................      30,224
                                                                      --------
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.13 %)

 Federal Home Loan Bank
    5.62 %, due 02/25/2004 .........................       9,000         8,696
 Federal Home Loan Bank
    6.10 %, due 04/29/2004 .........................       9,000         8,888
                                                                      --------
 Total U.S. Government Agency Obligations
 (cost: $ 17,968)..................................................     17,584
                                                                      --------
CORPORATE DEBT SECURITIES (23.80 %)

  AUTO REPAIR, SERVICES & PARKING (2.64 %)

 PHH Corporation
    7.02 %, due 11/09/2001 .........................       9,000         9,049

  CHEMICALS & ALLIED PRODUCTS (2.27 %)

 E. I. du Pont de Nemours
    and Company
    6.50 %, due 09/01/2002 .........................       7,750         7,789

  ELECTRIC SERVICES (4.77 %)

 Tennessee Valley Authority
    6.38 %, due 06/15/2005 .........................       8,000         8,023
 The Washington Water
    Power Company
    5.99 %, due 12/10/2007 .........................       9,000         8,340

  FINANCE (7.95 %)

 Fannie Mae
    5.25 %, due 01/15/2003 .........................       8,000         7,811
 Fannie Mae
    6.97 %, due 09/04/2007 .........................      10,000         9,919
 Freddie Mac
    5.00 %, due 01/15/2004 .........................      10,000         9,532

  PERSONAL CREDIT INSTITUTIONS (2.58 %)

 Commercial Credit Company
    6.50 %, due 08/01/2004 .........................       9,000         8,854

  RADIO & TELEVISION BROADCASTING (1.41 %)

 Cox Radio, Inc.
    6.38 %, due 05/15/2005 ........................        5,000         4,825


                                                       PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                       ---------     ---------

CORPORATE DEBT SECURITIES (CONTINUED)

  SECURITY & COMMODITY BROKERS (2.18 %)

 Merrill Lynch & Co., Inc.
    6.02 %, due 05/11/2001 .........................   $   7,500      $  7,481
                                                                      --------
 Total Corporate Debt Securities
 (cost: $ 83,276)..................................................     81,623
                                                                      --------

                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------     ---------
PREFERRED STOCKS (2.30 %)

  MOTION PICTURES (2.30 %)

 The News Corporation Limited -
    Sponsored ADR (7b) .............................     250,000      $  7,891
                                                                      --------
 Total Preferred Stocks
 (cost: $ 5,244)..................................................       7,891
                                                                      --------
COMMON STOCKS (51.13 %)

  AUTOMOTIVE (0.99 %)

 Ford Motor Company ................................      60,000         3,386

  COMMERCIAL BANKS (4.29 %)

 Bank One Corporation (7b) .........................      85,000         5,063
 Fleet Financial Group, Inc. .......................     100,000         4,438
 The Chase Manhattan Corporation....................      60,000         5,198

  COMMUNICATIONS EQUIPMENT (1.45 %)

 ECI Telecom Ltd. (7b) .............................     150,000         4,978

  COMPUTER & DATA PROCESSING SERVICES (2.86 %)

 Convergys Corporation (7a) ........................     255,000         4,909
 NCR Corporation (7a) (7b) .........................     100,000         4,881

  ELECTRIC SERVICES (0.97 %)

 The Southern Company .............................      125,000         3,313

  ELECTRIC, GAS & SANITARY SERVICES (1.21 %)

 DPL Inc. .........................................      226,500         4,162

  ELECTRONIC COMPONENTS & ACCESSORIES (0.43 %)

 Intel Corporation ................................       25,000         1,488

  FINANCE (2.04 %)

 Fannie Mae .......................................       60,000         4,103
 Freddie Mac ......................................       50,000         2,900

  FOOD & KINDRED PRODUCTS (2.93 %)

 Philip Morris Companies Inc. .....................      250,000        10,046

  HEALTH SERVICES (2.75 %)

 Columbia/HCA Healthcare
    Corporation ...................................      200,000         4,563
 HealthSouth
    Corporation (7a) ..............................      325,000         4,855

See Notes to the Financial Statements, which is an integral part of this report.

70  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL DEAN ASSET ALLOCATION (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------     ---------
COMMON STOCKS (continued)

  HOLDING & OTHER INVESTMENT OFFICES (3.07 %)

 Duke Realty Investments, Inc. .....................     150,000     $   3,384
 Simon Property Group, Inc. ........................     135,000         3,426
 Storage USA, Inc. .................................     116,200         3,704

  INDUSTRIAL MACHINERY & EQUIPMENT (1.05 %)

 Caterpillar Inc. ..................................      60,000         3,600

  INSTRUMENTS & RELATED PRODUCTS (1.23 %)

 Raytheon Company - Class B ........................      60,000         4,223

  INSURANCE (10.16 %)

 AFLAC Incorporated ................................     120,000         5,745
 Ambac Financial Group, Inc. .......................      90,000         5,141
 Conseco, Inc. .....................................     223,320         6,797
 MGIC Investment Corporation .......................     150,000         7,294
 The Allstate Corporation ..........................     275,000         9,866

  LUMBER & WOOD PRODUCTS (1.25 %)

 Clayton Homes, Inc. ...............................     375,000         4,289

  MINING (1.13 %)

 Potash Corporation of
    Saskatchewan Inc. (7b) .........................      75,000         3,881

  MORTGAGE BANKERS AND BROKERS (1.04 %)

 Countrywide Credit
    Industries, Inc. ...............................      83,400         3,565

  OIL & GAS EXTRACTION (1.53 %)

 Diamond Offshore Drilling, Inc. ...................     185,000         5,249

  PETROLEUM REFINING (1.19 %)

 Texaco Inc. .......................................      65,000         4,063

  RESTAURANTS (1.97 %)

 Tricon Global Restaurants,
    Inc. (7a) (7b) .................................     125,000         6,766

  STONE, CLAY & GLASS PRODUCTS (1.27 %)

 Minnesota Mining and
    Manufacturing Company ..........................      50,000         4,347


                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------     ---------

COMMON STOCKS (continued)

  TELECOMMUNICATIONS (3.73 %)

 AT&T Corp. ........................................    200,000      $  11,162
 Bell Atlantic Corporation .........................     25,000          1,634

  WATER TRANSPORTATION (1.78 %)

 Tidewater Inc. ....................................    200,000          6,100

  WHOLESALE TRADE DURABLE GOODS (0.81 %)

 Miami Computer Supply
    Corporation (7a) ...............................    146,700          2,769
                                                                     ---------
 Total Common Stocks
 (cost: $ 153,555)...............................................      175,288
                                                                     ---------

                                                       PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                       ---------     ---------
COMMERCIAL PAPER (7.41 %)

 AML Leasing Trust
  4.92 %, due 07/01/1999 ...........................   $   2,000     $   2,000
 Distribution Funding Corp.
    4.93 %, due 07/06/1999 .........................       1,500         1,499
 Distribution Funding Corp.
    4.94 %, due 07/06/1999 .........................       2,000         1,999
 Eagle Funding Capital Corp.
    5.05 %, due 07/19/1999 .........................       2,000         1,995
 Moat Funding, LLC - 144A (7c)
    5.00 %, due 07/12/1999 .........................      11,000        10,982
 Moat Funding, LLC - 144A (7c)
    5.25 %, due 07/26/1999 .........................       3,000         2,989
 Neptune Funding Corp.
    4.94 %, due 07/01/1999 .........................       3,000         3,000
 Triple A One Plus Funding Corp.
    4.90 %, due 07/01/1999 .........................         927           927
                                                                     ---------
 Total Commercial Paper
 (cost: $ 25,391).................................................      25,391
                                                                     ---------
 Total Investment Securities
 (cost: $ 316,022)................................................   $ 338,001
                                                                     =========
SUMMARY

 Investments, at market value. .....................     98.59 %     $ 338,001
 Other assets in
    excess of liabilities ..........................      1.41 %         4,829
                                                       ---------     ---------
 Net assets ........................................    100.00 %     $ 342,830
                                                       =========     =========

See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  71

SCHEDULE OF INVESTMENTS
WRL C.A.S.E. GROWTH
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)


                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------     ---------
COMMON STOCKS (102.36 %)

  APPAREL & ACCESSORY STORES (6.60 %)

 Abercrombie & Fitch Co. -
    Class A (7a) ...................................      46,000      $ 2,208
 Claire's Stores, Inc. .............................     147,000        3,766

  APPAREL PRODUCTS (7.99 %)

 Jones Apparel Group, Inc. (7a) ....................     114,400        3,924
 Tommy Hilfiger Corporation (7a) ...................      45,000        3,308

  AUTOMOTIVE (0.97 %)

 AlliedSignal Inc. .................................      14,000          882

  CHEMICALS & ALLIED PRODUCTS (3.74 %)

 Colgate-Palmolive Company .........................      18,000        1,778
 The Procter & Gamble Company ......................      18,000        1,607

  COMMERCIAL BANKS (3.72 %)

 Bank of America Corporation .......................      25,658        1,881
 Bank One Corporation ..............................      25,000        1,489

  COMMUNICATIONS EQUIPMENT (11.34 %)

 ADC Telecommunications,
    Inc. (7a) (7b) .................................      37,000        1,686
 CIENA Corporation (7a) ............................     152,200        4,594
 Digital Microwave Corporation (7a).................      20,100          257
 Nortel Networks Corporation .......................      43,000        3,732

  COMPUTER & DATA PROCESSING SERVICES (8.35 %)

 America Online, Inc. (7a) .........................      15,000        1,658
 Compuware Corporation (7a) ........................      58,000        1,845
 Microsoft Corporation (7a) ........................      11,000          992
 Networks Associates, Inc. (7a) ....................      37,000          543
 Saville Systems PLC -
    Sponsored ADR (7a) .............................     120,000        1,740
 Structural Dynamics Research
    Corporation (7a) ...............................      42,000          780

  COMPUTER & OFFICE EQUIPMENT (2.38 %)

 3Com Corporation (7a) (7b) ........................      27,100          723
 Storage Technology
    Corporation (7a) (7b) ..........................      63,000        1,433

  CONSTRUCTION (2.00 %)

 Halliburton Company ...............................      40,000        1,810

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.08 %)

 General Electric Company ..........................      16,000        1,808
 U.S. Industries, Inc. .............................     111,000        1,887

  ELECTRONIC COMPONENTS & ACCESSORIES (1.05 %)

 Jabil Circuit, Inc. (7a) ..........................      21,000          948

                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------     ---------
COMMON STOCKS (CONTINUED)

  HEALTH SERVICES (3.31 %)

 Express Scripts, Inc. (7a) ........................      15,000      $   903
 NovaCare, Inc. (7a) ...............................   1,399,000        2,099

  HOTELS & OTHER LODGING PLACES (1.43 %)

 Prime Hospitality Corp. (7a) ......................     108,100        1,297

  INSURANCE (2.79 %)

 Citigroup Inc. ....................................      53,250        2,529

  MEDICAL INSTRUMENTS & SUPPLIES (1.52 %)

 Respironics, Inc. (7a) ............................      91,000        1,376

  OIL & GAS EXTRACTION (6.65 %)

 Diamond Offshore Drilling, Inc. ...................      52,000        1,476
 Noble Drilling Corporation (7a) ...................      91,000        1,792
 Transocean Offshore Inc. ..........................     105,000        2,756

  PHARMACEUTICALS (6.49 %)

 Merck & Co., Inc. .................................      29,000        2,146
 SmithKline Beecham PLC -
    Sponsored ADR ..................................      26,000        1,718
 Warner-Lambert Company ............................      29,000        2,012

  RADIO, TELEVISION, & COMPUTER STORES (0.42 %)

 CompUSA Inc. (7a) .................................      51,000          379

  SAVINGS INSTITUTIONS (1.33 %)

 Washington Mutual, Inc. ...........................      34,000        1,203

  SHOE STORES (7.01 %)

 Genesco Inc. (7a) (7b) ............................     436,300        6,353

  STONE, CLAY & GLASS PRODUCTS (0.96 %)

 Minnesota Mining and
    Manufacturing Company ..........................      10,000          869

  TELECOMMUNICATIONS (12.31 %)

 AT&T Corp. (7b) ...................................      57,500        3,209
 Lucent Technologies Inc. ..........................      54,000        3,642
 MCI WORLDCOM, Inc. (7a) (7b).......................      40,000        3,450
 Qwest Communications
    International Inc. (7a) (7b) ...................      26,000          860

  TRANSPORTATION EQUIPMENT (1.17 %)

 Halter Marine Group, Inc. (7a) ....................     160,000        1,060

  TRUCKING & WAREHOUSING (0.90 %)

 Yellow Corporation (7a) ...........................      46,000          817

See Notes to the Financial Statements, which is an integral part of this report.

72  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL C.A.S.E. GROWTH (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)


                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------     ---------
COMMON STOCKS (CONTINUED)

  VARIETY STORES (3.64 %)

 Costco Companies, Inc. (7a) .......................      13,000      $  1,041
 Kmart Corporation (7a) ............................     137,000         2,252

  WATER TRANSPORTATION (0.21 %)

 Trico Marine Services, Inc. (7a) ..................      29,000           190
                                                                      --------
 Total Common Stocks
 (cost: $ 86,946)................................................       92,708
                                                                      --------
 Total Investment Securities
 (cost: $ 86,946)................................................     $ 92,708
                                                                      ========
SUMMARY

 Investments, at market value ......................    102.36 %      $ 92,708
 Liabilities in
    excess of other assets .........................     (2.36)%        (2,141)
                                                        --------      --------
 Net assets ........................................    100.00 %      $ 90,567
                                                        ========      ========

See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  73

SCHEDULE OF INVESTMENTS
WRL NWQ VALUE EQUITY
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)


                                                       NUMBER OF     MARKET
                                                        SHARES       VALUE
                                                       ---------    ---------
COMMON STOCKS (95.66 %)

   AEROSPACE (2.69 %)

 Lockheed Martin Corporation .......................     61,800     $  2,302
 United Technologies Corporation ...................     34,344        2,462

  AIR TRANSPORTATION (1.14 %)

 Delta Air Lines, Inc. .............................     35,000        2,017

  CHEMICALS & ALLIED PRODUCTS (4.06 %)

 Air Products and Chemicals, Inc. ..................     59,600        2,399
 IMC Global Inc. ...................................     55,700          982
 Praxair, Inc. .....................................     65,000        3,181
 Rohm and Haas Company .............................     14,382          617

  COMMERCIAL BANKS (14.65 %)

 Bank of America Corporation .......................     67,000        4,912
 Bank One Corporation (7b) .........................     74,000        4,408
 First Union Corporation ...........................     98,800        4,644
 Fleet Financial Group, Inc. .......................     35,000        1,553
 The Bank of New York
    Company, Inc. ..................................     42,000        1,541
 The Chase Manhattan Corporation....................     36,800        3,188
 Wells Fargo & Company .............................    133,400        5,703

  COMMUNICATION (0.58 %)

 NTL Incorporated (7a) .............................     12,000        1,034

  COMPUTER & DATA PROCESSING SERVICES (2.27 %)

 Galileo International, Inc. .......................     75,100        4,013

  COMPUTER & OFFICE EQUIPMENT (3.01 %)

 Hewlett-Packard Company (7b) ......................     31,800        3,196
 Xerox Corporation (7b) ............................     36,000        2,126

  CONSTRUCTION (3.58 %)

 Foster Wheeler Corporation ........................     11,800          167
 Halliburton Company ...............................    136,200        6,163

  DEPARTMENT STORES (1.88 %)

 Federated Department
    Stores, Inc. (7a) (7b) .........................     63,000        3,335

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.88 %)

 Cooper Industries, Inc. ...........................     42,700        2,220
 Thomas & Betts Corporation ........................     23,300        1,101

  ELECTRONIC COMPONENTS & ACCESSORIES (5.13 %)

 Texas Instruments Incorporated ....................     62,600        9,078

  ENVIRONMENTAL SERVICES (2.43 %)

 Waste Management, Inc. ............................     80,000        4,300

  FABRICATED METAL PRODUCTS (1.94 %)

 Fortune Brands, Inc. ..............................     83,000        3,434

                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------     ---------

COMMON STOCKS (CONTINUED)

  FINANCE (2.02 %)

 Fannie Mae ........................................     52,400      $ 3,583

  FOOD & KINDRED PRODUCTS (4.92 %)

 Nabisco Group Holdings Corp. ......................     65,000        1,272
 Philip Morris Companies Inc. ......................    185,000        7,436

  HEALTH SERVICES (1.85 %)

 Columbia/HCA Healthcare
    Corporation ....................................    143,900        3,283

  INDUSTRIAL MACHINERY & EQUIPMENT (8.00 %)

 Case Corporation ..................................     83,000        3,994
 Deere & Company ...................................     39,450        1,563
 Ingersoll-Rand Company ............................     56,500        3,651
 Kennametal Inc. ...................................     12,300          381
 Weatherford
    International, Inc. (7a) (7b) ..................    125,000        4,578

  INSTRUMENTS & RELATED PRODUCTS (1.55 %)

 Emerson Electric Co. ..............................     43,600        2,741

  INSURANCE (9.73 %)

 Aetna Inc. ........................................     53,000        4,740
 CIGNA Corporation .................................     35,000        3,115
 Loews Corporation .................................     78,700        6,227
 The Allstate Corporation ..........................     87,800        3,150

  LIFE INSURANCE (2.45 %)

 Provident Companies, Inc. .........................     42,800        1,712
 Travelers Property Casualty Corp. .................     67,300        2,633

  MORTGAGE BANKERS AND BROKERS (0.85 %)

 Countrywide Credit
    Industries, Inc. ...............................     35,000        1,496

  MOTION PICTURES (2.08 %)

 Time Warner Inc. ..................................     50,000        3,675

  OIL & GAS EXTRACTION (3.75 %)

 Noble Affiliates, Inc. ............................     32,500          916
 Noble Drilling Corporation (7a) ...................    147,600        2,906
 Ocean Energy, Inc. (7a) ...........................    212,690        2,047
 Transocean Offshore Inc. ..........................     29,400          772

  PETROLEUM REFINING (1.35 %)

 Lyondell Chemical Company .........................    115,500        2,382

  PRINTING & PUBLISHING (1.19 %)

 American Greetings Corporation -
    Class A (7b) ...................................     70,000        2,109

  SECURITY & COMMODITY BROKERS (1.19 %)

 The Bear Stearns Companies Inc. ...................     44,887        2,098

See Notes to the Financial Statements, which is an integral part of this report.

74  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL NWQ VALUE EQUITY (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)
                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------     ---------
COMMON STOCKS (CONTINUED)

  TELECOMMUNICATIONS (6.88 %)

 AT&T Corp. - Liberty Media
    Group - Class A (7a) (7b) ......................      56,000     $   2,058
 CoreComm Limited (7a) .............................      67,200         3,242
 MediaOne Group, Inc. (7a) .........................      92,600         6,887

  TOBACCO PRODUCTS (0.39 %)

 R.J. Reynolds Tobacco
    Holdings, Inc. (7a) ............................      21,666           682

  WHOLESALE TRADE DURABLE GOODS (2.22 %)

 W.W. Grainger, Inc. ...............................      73,000         3,928
                                                                     ---------
 Total Common Stocks
 (cost: $ 148,202)..............................................       169,333
                                                                     ---------

                                                       PRINCIPAL       MARKET
                                                        AMOUNT         VALUE
                                                       ---------     ---------
SHORT-TERM OBLIGATIONS (4.19 %)

 Investors Bank & Trust
    Company (7e)
    4.25 %, Repurchase Agreement
    dated 06/30/1999 to be
    repurchased at $ 7,423 on
    07/01/1999 .....................................    $  7,422     $   7,422
                                                                     ---------
 Total Short-Term Obligations
 (cost: $ 7,422)................................................         7,422
                                                                     ---------
 Total Investment Securities
 (cost: $ 155,624)..............................................     $ 176,755
                                                                     =========
SUMMARY

 Investments, at market value ......................     99.85 %     $ 176,755
 Other assets in
    excess of liabilities ..........................      0.15 %           269
                                                        --------     ---------
 Net assets .....................................       100.00 %     $ 177,024
                                                        ========     =========

See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  75

SCHEDULE OF INVESTMENTS
WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)
                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------     ---------
PREFERRED STOCKS (0.07 %)

  MEDICAL INSTRUMENTS & SUPPLIES (0.02 %)

 Fresenius Medical Care AG ..........................       269          $   9

  TELECOMMUNICATIONS (0.05 %)

 Telecomunicacoes de Sao Paulo SA....................   160,000             19
                                                                         -----
 Total Preferred Stocks
 (cost: $ 33)..................................................             28
                                                                         -----
COMMON STOCKS (78.46 %)

  AEROSPACE (0.59 %)

 Aerospatiale Matra (7a) ...........................      3,939             91
 British Aerospace PLC .............................     19,076            124

  AMUSEMENT & RECREATION SERVICES (1.51 %)

 Airtours PLC ......................................     38,361            306
 Granada Group PLC .................................     13,397            249

  APPAREL PRODUCTS (0.54 %)

 Adidas-Salomon AG .................................      1,468            146
 Giordano International, Limited ...................     74,000             52

  AUTOMOTIVE (2.73 %)

 Autoliv, Inc. .....................................      7,215            220
 DaimlerChrysler AG ................................      2,512            218
 FUJI HEAVY INDUSTRIES LTD. ........................      7,000             54
 Honda Motor Company, Ltd. .........................      2,000             85
 Mazda Motor Corporation ...........................     30,000            172
 Toyota Motor Corporation ..........................      1,000             32
 Volkswagen AG .....................................      3,457            221

  BEER, WINE, & DISTILLED BEVERAGES (0.27 %)

 Diageo PLC ........................................      7,945             83
 Foster's Brewing Group Limited ....................      5,600             16

  BEVERAGES (0.04 %)

 Panamerican Beverages, Inc. -
    Class A ........................................        546             13

  BUSINESS SERVICES (0.25 %)

 Cosco Pacific Limited .............................     16,000             13
 SEMA Group PLC ....................................      8,004             77

  CHEMICALS & ALLIED PRODUCTS (0.54 %)

 Shin-Etsu Chemical Co., Ltd.  .....................      5,000            167
 Shiseido Company, Limited .........................      2,000             30

  COMMERCIAL BANKS (10.49 %)

 Alpha Credit Bank .................................        328             21
 Argentaria, Caja Postal y Banco
    Hipotecario de Espana, SA ......................      7,372            168
 Banca Intesa SpA ..................................     33,007            162

                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------     ---------
COMMON STOCKS (CONTINUED)

 COMMERCIAL BANKS (CONTINUED)

 Banco Comercial Portugues, SA .....................      2,672          $  69
 Bank of Ireland ...................................      7,491            126
 Bank of Tokyo-Mitsubishi, Ltd. ....................      2,000             28
 Bayerische Hypo-und Vereinsbank ...................      3,754            244
 Commerzbank AG ....................................        213              6
 Commonwealth Bank of Australia ....................      1,280             20
 Credit Suisse Group ...............................      1,908            331
 HSBC Holdings PLC .................................      4,401            161
 ING Groep NV ......................................     12,314            667
 Kookmin Bank ......................................      2,880             58
 Kookmin Bank - Sponsored
    GDR - 144A (7c) ................................      2,446             50
 Lloyds TSB Group PLC ..............................     19,117            259
 Merita Ltd. - Class A .............................     23,877            136
 National Australia Bank Limited ...................      3,450             57
 Northern Rock PLC .................................     17,000            128
 Oversea-Chinese Banking
    Corporation Ltd. ...............................      5,000             42
 Societe Generale - Class A ........................      1,063            187
 Sumitomo Bank, Limited ............................      3,000             37
 Svenska Handelsbanken - Class A ...................     20,655            248
 The Development Bank of
    Singapore Ltd. .................................      5,000             61
 The Sanwa Bank, Limited ...........................      3,000             30
 UBS AG ............................................        955            285
 Uniao de Bancos Brasileiros SA -
    Sponsored GDR ..................................      3,294             79
 Unicredito Italiano SpA ...........................     37,533            165
 Westpac Banking Corporation
    Limited ........................................      4,400             29

  COMMUNICATION (0.57 %)

 Reed International PLC ............................     28,254            188
 Saatchi & Saatchi PLC .............................      5,796             20

  COMMUNICATIONS EQUIPMENT (3.53 %)

 Comverse Technology, Inc. (7a) ....................      2,597            196
 ECI Telecom Ltd. ..................................      6,834            227
 Nokia Oyj .........................................      6,031            529
 Nortel Networks Corporation .......................      1,326            115
 Royal Philips Electronics NV ......................      2,308            228

  COMPUTER & DATA PROCESSING SERVICES (0.89 %)

 Cap Gemini SA .....................................      1,814            285
 Tecnost SpA .......................................     17,100             42

  CONSTRUCTION (1.27 %)

 Beazer Group PLC ..................................     27,000             85
 Suez Lyonnaise des Eaux ...........................      1,909            344
 Toda Corporation ..................................      8,000             38

See Notes to the Financial Statements, which is an integral part of this report.

76  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------     ---------
COMMON STOCKS (CONTINUED)

  ELECTRIC SERVICES (1.38 %)

 CEMIG SA - Sponsored ADR ..........................       3,440         $  72
 Endesa SA .........................................       7,860           168
 Tokyo Electric Power ..............................       2,200            46
 VEBA AG ...........................................       3,743           220

  ELECTRICAL GOODS (0.44 %)

 Johnson Electric Holdings, Ltd. ...................      31,900           132
 Johnson Matthey PLC ...............................       3,208            31

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.26 %)

 Canon, Inc. .......................................       7,000           201
 General Electric Company PLC ......................       5,200            53
 Mabuchi Motor Co., Ltd. ...........................         400            37
 Matsushita Electric Industrial
    Company, Ltd. ..................................       3,000            58
 Nintendo Company Ltd. .............................         600            84
 Sony Corporation ..................................       2,300           248
 Sumitomo Electric Industries, Ltd..................      13,000           148

  ELECTRONIC COMPONENTS & ACCESSORIES (2.76 %)

 Celestica, Inc. (7a) ..............................       1,336            58
 Celestica, Inc. (U.S.) (7a) .......................         108             5
 Electrocomponents PLC .............................      14,059           104
 Fujitsu Ltd. ......................................       3,000            60
 Minebea Company Ltd. ..............................      20,000           223
 Murata Manufacturing Co., Ltd. ....................       1,000            66
 Taiwan Semiconductor
    Manufacturing Company Ltd. -
    Sponsored ADR (7a) .............................       8,076           275
 Toshiba Corporation ...............................      31,000           221

  ENGINEERING & MANAGEMENT SERVICES (0.50 %)

 ABB AG ............................................          70           104
 Singapore Technologies
    Engineering Ltd. ...............................      23,000            26
 VA Technologie AG .................................         581            53

  ENVIRONMENTAL SERVICES (0.17 %)

 Rentokil Initial PLC ..............................      15,600            61

  FINANCE (0.10 %)

 Nichiei Co., Ltd. .................................         400            35

  FOOD & KINDRED PRODUCTS (0.21 %)

 Gruma SA - Class B (7a) ...........................       5,988            10
 Nissin Food Products Co., Ltd. ....................       1,000            24
 San Miguel Corporation - Class B ..................      20,350            44

                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------     ---------
COMMON STOCKS (CONTINUED)

  FOOD STORES (4.02 %)

 Carrefour SA ......................................       2,951         $ 434
 D&S Distribucion y
    Servicio SA - ADR ..............................       5,150            97
 Etablissements Economicques du
    Casino Guichard-Perrachon SA ...................       4,185           367
 Jeronimo Martins SGPS SA ..........................       1,296            43
 Koninklijke Ahold NV ..............................       9,999           344
 Somerfield PLC ....................................      16,172            76
 Tesco PLC .........................................      38,025            98
 Woolworths Limited ................................       6,250            21

  GAS PRODUCTION & DISTRIBUTION (0.23 %)

 BG PLC ............................................      13,755            84

  HOLDING & OTHER INVESTMENT OFFICES (3.10 %)

 Desc SA de CV - Series B ..........................      73,809            81
 Desc SA de CV - Sponsored ADR .....................       2,622            59
 Grupo Carso SA de CV -
    Sponsored ADR ..................................      10,624            98
 Grupo Financiero Banamex Accival,
    SA de CV - Class O .............................      45,809           116
 Hutchison Whampoa Limited .........................      27,000           244
 Investor AB - Class B .............................       1,916            21
 Invik & Company AB - Class B ......................         421            25
 Kinnevik AB - Class B .............................         803            15
 Lagardere S.C.A. ..................................       4,833           180
 Lend Lease Corporation Limited ....................       2,150            30
 Montedison SpA ....................................      65,168           106
 Sun Hung Kai Properties Ltd. ......................      18,000           164

  INDUSTRIAL MACHINERY & EQUIPMENT (0.96 %)

 Invensys PLC ......................................      74,318           352

  INSURANCE (2.67 %)

 Assicurazioni Generali ............................         435            15
 CGU PLC ...........................................       4,350            63
 Muenchener Rueckversicherungs -
    Gesellschaft AG ................................         453            84
 Muenchener Rueckversicherungs -
    Gesellschaft AG - New (7a) .....................         453            83
 Muenchener Rueckversicherungs -
    Gesellschaft AG - Warrants .....................          19             1
 QBE Insurance Group Limited .......................       4,250            16
 Royal & Sun Alliance Insurance
    Group PLC ......................................      20,437           183
 Skandia Forsakrings AB ............................       6,800           127
 Zurich Allied AG ..................................         717           408

See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  77

SCHEDULE OF INVESTMENTS
WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                       NUMBER OF      MARKET
                                                        SHARES         VALUE
                                                       ---------   -----------

COMMON STOCKS (CONTINUED)

  INSURANCE AGENTS, BROKERS & SERVICE (2.62 %)

 Axa ...............................................       6,410         $ 782
 Pohjola Group Insurance
    Corporation - Class B ..........................         730            37
 Sampo Insurance Company Ltd. -
    Class A ........................................       4,920           143

  LIFE INSURANCE (0.54 %)

 Prudential Corporation PLC ........................      13,550           199

  LUMBER & CONSTUCTION MATERIALS (0.35 %)

 CRH PLC ...........................................       5,691           101
 Pioneer International Limited .....................      10,400            27

  MACHINERY, EQUIPMENT & SUPPLIES (3.63 %)

 Alstom (7a) .......................................       8,319           262
 Mannesmann AG .....................................       5,573           833
 Noritz Corporation ................................       3,000            38
 Schneider SA ......................................       3,569           200

  MANAGEMENT SERVICES (0.26 %)

 CGI Group Inc. (7a) ...............................       4,441            94

  MANUFACTURING INDUSTRIES (0.69 %)

 FKI PLC ...........................................      44,070           136
 VIAG AG ...........................................         136            64
 Wesfarmers Limited ................................       3,500            32
 Williams PLC ......................................       3,066            20

  MEDICAL INSTRUMENTS & SUPPLIES (0.91 %)

 Fresenius Medical Care AG .........................       3,412           204
 Nycomed Amersham PLC ..............................      18,880           131

  METAL MINING (0.46 %)

 Billiton PLC ......................................      12,614            44
 Companhia Vale do Rio Doce -
    Sponsored ADR ..................................       4,030            80
 North Limited .....................................       7,850            16
 Rio Tinto Limited .................................       1,700            28

  MINING (0.23 %)

 Broken Hill Proprietary Company
    Limited ........................................       7,250            84

  MORTGAGE BANKERS AND BROKERS (0.04 %)

 Newcourt Credit Group Inc. ........................       1,146            15

  MOTION PICTURES (0.22 %)

 The News Corporation Limited ......................       9,300            79

  MOTOR VEHICLES, PARTS & SUPPLIES (0.71 %)

 Valeo SA ..........................................       3,181           262

                                                       NUMBER OF     MARKET
                                                        SHARES        VALUE
                                                       ---------   -----------

COMMON STOCKS (CONTINUED)

  OIL & GAS EXTRACTION (3.08 %)

 Coflexip SA - Sponsored ADR .......................       2,397         $ 104
 ENI SpA ...........................................      32,600           192
 Repsol SA .........................................       2,380            49
 Saipem SpA ........................................      30,041           120
 Shell Transport & Trading
    Company PLC ....................................       9,794            73
 Total SA - Class B ................................       4,577           591

  PAPER & ALLIED PRODUCTS (0.07 %)

 Fletcher Challenge Paper ..........................      33,000            25

  PETROLEUM & PETROLEUM PRODUCTS (0.05 %)

 Australian Gas Light Company
    Limited ........................................       3,200            19

  PETROLEUM REFINING (1.24 %)

 British Petroleum Company PLC .....................       5,000            90
 Elf Aquitaine SA ..................................       2,487           365

  PHARMACEUTICALS (4.14 %)

 AstraZeneca Group PLC .............................       2,815           109
 Glaxo Wellcome PLC ................................       5,330           148
 Novartis AG - Registered Shares ...................         257           376
 Novo Nordisk A/S - Class B ........................       1,503           162
 Pharmacia & Upjohn, Inc. ..........................       2,125           121
 Rhone-Poulenc SA - Class A ........................       5,513           252
 Roche Holding AG ..................................          17           175
 Takeda Chemical Industries ........................       1,000            46
 Teva Pharmaceutical Industries
    Ltd. - Sponsored ADR ...........................       2,734           134

  PRIMARY METAL INDUSTRIES (3.78 %)

 British Steel PLC .................................      17,766            46
 Hoganas AB - Class B ..............................      13,565           276
 Ispat International NV - NY
    Registered Shares ..............................       3,414            38
 Mitsui Mining & Smelting Co., Ltd..................       7,000            36
 Nippon Steel Corporation ..........................      15,000            35
 Pohang Iron & Steel
    Company Ltd. ...................................         386            46
 Pohang Iron & Steel Company
    Ltd. - Sponsored ADR ...........................       1,614            54
 Preussag AG .......................................      15,938           857

  PRINTING & PUBLISHING (1.63 %)

 Singapore Press Holdings Ltd. .....................       5,000            85
 Toppan Printing Co., Ltd. .........................       3,000            33
 Verenigde Nederlandse
    Uitgeversbedrijven .............................       8,609           344
 Wolters Kluwer NV .................................       3,380           135

See Notes to the Financial Statements, which is an integral part of this report.

78  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                       NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                       ---------   -----------
COMMON STOCKS (CONTINUED)

  RADIO & TELEVISION BROADCASTING (0.28 %)

 Grupo Televisa SA -
    Sponsored GDR ..................................       2,306      $    103

  RAILROADS (0.10 %)

 Railtrack Group PLC ...............................       1,780            36

  REAL ESTATE (0.81 %)

 Allgreen Properties Limited (7a) ..................       4,000             4
 British Land Company PLC ..........................      18,850           158
 City Developments Limited .........................       4,000            26
 Corporacion GEO, SA de CV -
    Series B (7a) ..................................      17,950            76
 Mitsui Fudosan Co., Ltd. ..........................       4,000            32

  RESTAURANTS (0.07 %)

 Compass Group PLC .................................       2,770            27

  RETAIL TRADE (1.07 %)

 Great Universal Stores PLC ........................      15,923           176
 Marks & Spencer PLC ...............................      23,355           135
 Vendex NV .........................................       3,048            81

  RUBBER & MISC. PLASTIC PRODUCTS (0.52 %)

 Compagnie Generale des
    Etablissements Michelin - Class B...............       4,705           192

  TELECOMMUNICATIONS (7.29 %)

 British Telecommunications PLC ....................      10,827           181
 Cable & Wireless
    Communications PLC (7a) ........................      17,345           167
 Hellenic Telecommunications
    Organization SA ................................       3,670            79
 Hellenic Telecommunications
    Organization SA - ADR ..........................       5,999            66
 Helsinki Telephone Corporation ....................         427            20
 Korea Telecom Corporation -
    Sponsored ADR (7a) .............................       2,149            86
 NetCom AB - Class B (7a) ..........................       1,738            59
 Nippon Telegraph &
    Telephone Corp. ................................           4            47
 NTT Mobile Communication
    Network, Inc. ..................................           1            14
 NTT Mobile Communication
    Network, Inc. - New (7a) .......................           4            54
 Portugal Telecom SA ...............................       3,290           134
 Portugal Telecom SA - Rights ......................       3,290           (7g)

                                                       NUMBER OF     MARKET
                                                        SHARES        VALUE
                                                       ---------   -----------
COMMON STOCKS (CONTINUED)

  TELECOMMUNICATIONS (CONTINUED)

 Societe Europeenne de
    Communication SA - Sponsored
    ADR - Class A (7a) .............................         15       $     (7g)
 Societe Europeenne de
    Communication SA - Sponsored
    ADR - Class B (7a) .............................         59              1
 Telecom Corporation of New
    Zealand Limited ................................      5,200             22
 Telecom Italia Mobile SpA .........................     13,304             79
 Telecom Italia Mobile SpA -
    Class NC .......................................     59,593            221
 Telecom Italia SpA ................................     10,289            107
 Telecom Italia SpA - Class NC .....................         87             (7g)
 Telefonaktiebolaget LM Ericsson -
    Class B ........................................      6,103            196
 Telefonica SA .....................................     12,358            595
 Telefonos de Mexico SA -
    Sponsored ADR ..................................      1,060             86
 Telekomunikacja Polska SA -
    GDR - 144A (7a) (7c) ...........................     14,905            106
 Telstra Corporation Limited .......................     13,650             78
 Vodafone AirTouch Public
    Limited Company ................................     14,195            280

  TEXTILE MILL PRODUCTS (0.10 %)

 Toray Industries, Inc. ............................      7,000             35

  TRANSPORTATION & PUBLIC UTILITIES (0.99 %)

 BAA PLC ...........................................      9,520             92
 Brambles Industries, Ltd. .........................     10,272            271

  WATER TRANSPORTATION (0.35 %)

 IHC Caland NV .....................................      3,272            128

  WHOLESALE TRADE DURABLE GOODS (0.21 %)

 Mitsui & Co., Ltd. ................................      5,000             35
 SOFTBANK Corporation ..............................        200             41
                                                                      --------
 Total Common Stocks
 (cost: $ 27,001).................................................      28,795
                                                                      --------
 Total Investment Securities
 (cost: $ 27,034).................................................    $ 28,823
                                                                      ========
SUMMARY

 Investments, at market value ......................     78.53%       $ 28,823
 Other assets in
    excess of liabilities ..........................     21.47%          7,881
                                                        --------      --------
 Net assets ........................................    100.00%       $ 36,704
                                                        ========      ========

See Notes to the Financial Statements, which is an integral part of this report.

                                                      1999 SEMI-ANNUAL REPORT 79

SCHEDULE OF INVESTMENTS
WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

  INVESTMENTS BY COUNTRY:
                                                 MARKET
                                                 VALUE        PERCENTAGE
                                              -----------   -------------
    Australia .............................   $    822         2.85 %
    Austria ...............................         53         0.18 %
    Brazil ................................         19         0.07 %
    Canada ................................        166         0.58 %
    Denmark ...............................        162         0.56 %
    Finland ...............................        865         3.00 %
    France ................................      4,795        16.64 %
    Germany ...............................      3,188        11.06 %
    Greece ................................        100         0.35 %
    Hong Kong .............................        767         2.66 %
    Italy .................................      1,210         4.20 %
    Japan .................................      2,571         8.92 %
    Mexico ................................        283         0.98 %
    Netherlands ...........................      1,927         6.69 %
    New Zealand ...........................         47         0.16 %
    Philippines ...........................         44         0.15 %
    Portugal ..............................        246         0.85 %
    Republic of Korea .....................        104         0.36 %
    Singapore .............................        244         0.85 %
    Spain .................................        979         3.40 %
    Sweden ................................      1,188         4.12 %
    Switzerland ...........................      1,679         5.83 %
    United Kingdom ........................      5,099        17.69 %
    United States .........................      2,265         7.85 %
                                              --------       --------
     Investments, at market value .........   $ 28,823       100.00 %
                                              ========       ========


See Notes to the Financial Statements, which is an integral part of this report.

80  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GE U.S. EQUITY
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)
                                                       NUMBER OF     MARKET
                                                        SHARES        VALUE
                                                       ---------   -----------
CONVERTIBLE PREFERRED STOCKS (0.44 %)

  COMPUTER & DATA PROCESSING SERVICES (0.44 %)

 Microsoft Corporation .............................       7,053        $  705
                                                                        ------
 Total Convertible Preferred Stocks
 (cost: $ 685)..................................................           705
                                                                        ------
COMMON STOCKS (92.65 %)

  AEROSPACE (1.59 %)

 Gulfstream Aerospace
    Corporation (7a) ...............................       3,177           215
 Lockheed Martin Corporation .......................       5,054           188
 Textron Inc. ......................................      15,934         1,312
 United Technologies
    Corporation (7b) ...............................      11,265           808

  AIR TRANSPORTATION (0.71 %)

 Continental Airlines, Inc. -
    Class B (7a) ...................................      16,199           609
 Delta Air Lines, Inc. .............................       9,146           527

  AMUSEMENT & RECREATION SERVICES (0.48 %)

 The Walt Disney Company (7b) ......................      24,599           758

  AUTOMOTIVE (2.09 %)

 AlliedSignal Inc. (7i) ............................      44,964         2,833
 Ford Motor Company ................................       8,666           489

  BEVERAGES (1.47 %)

 Anheuser-Busch
    Companies, Inc. (7i) ...........................      16,344         1,159
 PepsiCo, Inc. (7i) ................................      30,593         1,184

  BUSINESS SERVICES (2.73 %)

 Catalina Marketing
    Corporation (7a) ...............................       7,389           680
 Equifax Inc. (7b) .................................      49,461         1,765
 Reuters Group PLC -
    Sponsored ADR (7b) .............................       4,556           369
 The Interpublic Group of
    Companies, Inc. ................................      17,667         1,530
  CHEMICALS & ALLIED PRODUCTS (2.62 %)
 Air Products and Chemicals, Inc. ..................       9,267           373
 Airgas, Inc. (7a) .................................       7,414            91
 Avon Products, Inc. ...............................      17,740           985
 Colgate-Palmolive Company .........................       1,540           152
 E. I. du Pont de Nemours
    and Company (7b) ...............................      11,794           806
 Great Lakes Chemical Corporation...................       9,556           440
 The Procter & Gamble Company ......................      14,684         1,311

   COMMERCIAL BANKS (3.33 %)

 Bank of America Corporation .......................      16,247         1,191
 BankBoston Corporation ............................       5,295           271
 First Union Corporation ...........................       4,814           226


                                                       NUMBER OF     MARKET
                                                        SHARES        VALUE
                                                       ---------   -----------
COMMON STOCKS (CONTINUED)

 COMMERCIAL BANKS (CONTINUED)

 Fleet Financial Group, Inc. .......................       5,156        $  229
 National City Corporation .........................       5,295           347
 State Street Corporation (7b) .....................       6,672           570
 The Bank of New York
    Company, Inc. ..................................       9,387           344
 The Chase Manhattan Corporation....................      10,951           949
 U.S. Bancorp ......................................      12,035           409
 Wells Fargo & Company .............................      17,739           758

  COMMUNICATION (1.78 %)

 Comcast Corporation - Class A .....................      37,597         1,445
 NTL Incorporated (7a) (7b) ........................      16,132         1,390

  COMMUNICATIONS EQUIPMENT (1.34 %)

 Nortel Networks Corporation .......................      24,552         2,131

  COMPUTER & DATA PROCESSING SERVICES (4.40 %)

 Automatic Data Processing, Inc. ...................      30,256         1,331
 Computer Sciences
    Corporation (7a) ...............................       8,210           568
 First Data Corporation ............................      53,195         2,603
 Microsoft Corporation (7a) ........................      27,681         2,496

  COMPUTER & OFFICE EQUIPMENT (8.89%)

 Cisco Systems, Inc. (7a) ..........................      46,456         2,996
 EMC Corporation (7a) ..............................      27,198         1,496
 Gateway Inc. (7a) (7b) ............................       6,017           355
 Hewlett-Packard Company ...........................       6,740           677
 International Business Machines
    Corporation ....................................      29,125         3,763
 Pitney Bowes Inc. .................................      10,663           685
 Sun Microsystems, Inc. (7a) .......................      24,070         1,658
 Unisys Corporation (7a) ...........................      21,182           825
 Xerox Corporation .................................      28,330         1,673

  CONSTRUCTION (0.53%)

 Halliburton Company ...............................      18,775           850

  DEPARTMENT STORES (0.41%)

 Federated Department
    Stores, Inc. (7a) ..............................       7,221           382
 Sears, Roebuck and Co. ............................       6,017           268

  DRUG STORES & PROPRIETARY STORES (0.37%)

 CVS Corporation ...................................      10,110           517
 Omnicare, Inc. ....................................       5,055            64

  ELECTRIC SERVICES (1.37%)

 Duke Energy Corporation ...........................       9,628           524
 Edison International ..............................      14,923           399
 Florida Progress Corporation ......................      10,275           424
 FPL Group, Inc. ...................................       9,989           546
 Texas Utilities Company ...........................       6,740           278

See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  81

SCHEDULE OF INVESTMENTS
WRL GE U.S. EQUITY (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)
                                                       NUMBER OF     MARKET
                                                        SHARES        VALUE
                                                       ---------   -----------
COMMON STOCKS (CONTINUED)

  ELECTRIC, GAS & SANITARY SERVICES (0.87%)

 CMS Energy Corporation ............................      19,016      $   796
 New Century Energies, Inc. ........................      15,164          589

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.94%)

 Harman International Industries,
    Incorporated ...................................       2,888          127
 Hubbell Incorporated - Class B ....................      30,092        1,365

  ELECTRONIC COMPONENTS & ACCESSORIES (2.63%)

 Analog Devices, Inc. (7a) .........................      22,506        1,130
 Intel Corporation .................................      32,735        1,948
 Molex Incorporated - Class A ......................      19,363          610
 Texas Instruments Incorporated ....................       3,370          489

  ENVIRONMENTAL SERVICES (1.25%)

 Waste Management, Inc. ............................      36,827        1,979

  FABRICATED METAL PRODUCTS (0.35 )

 Masco Corporation .................................      11,072          320
 The Gillette Company ..............................       3,611          148
 The Stanley Works .................................       2,768           89

  FINANCE (1.41%)

 Fannie Mae ........................................      32,667        2,234

  FOOD & KINDRED PRODUCTS (1.78%)

 Bestfoods .........................................       6,499          322
 General Mills, Inc. ...............................       4,886          393
 H.J. Heinz Company ................................       7,221          362
 Philip Morris Companies Inc. ......................      24,600          989
 Ralston Purina Company ............................      24,888          758

  GAS PRODUCTION & DISTRIBUTION (0.31%)

 El Paso Energy Corporation ........................      11,554          407
 Sonat Inc. ........................................       2,407           80

  HEALTH SERVICES (0.17%)

 Lincare Holdings Inc. (7a) ........................      10,832          271

  INDUSTRIAL MACHINERY & EQUIPMENT (2.17%)

 Applied Materials, Inc. (7a) ......................      15,147        1,119
 Baker Hughes Incorporated .........................      11,481          385
 Deere & Company ...................................       6,499          258
 Dover Corporation .................................      48,380        1,693

  INSTRUMENTS & RELATED PRODUCTS (0.70%)

 Emerson Electric Co. ..............................      17,643        1,109

  INSURANCE (5.53%)

 American International
    Group, Inc. ....................................      11,410        1,336

                                                      NUMBER OF     MARKET
                                                        SHARES        VALUE
                                                       ---------   -----------
COMMON STOCKS (CONTINUED)

  INSURANCE (CONTINUED)

 Berkshire Hathaway Inc. -
    Class B (7a) ...................................         622      $ 1,393
 Citigroup Inc. ....................................     104,295        4,953
 Loews Corporation .................................       8,665          686
 The Chubb Corporation .............................       2,407          167
 The St. Paul Companies, Inc. ......................       5,295          168
 Unum Corporation ..................................       1,565           86

  INSURANCE AGENTS, BROKERS & SERVICE (0.50%)

 Marsh & McLennan
    Companies, Inc. ................................       6,451          487
 The Hartford Financial Services
    Group, Inc. ....................................       5,295          309

  LIFE INSURANCE (1.50%)

 Lincoln National Corporation ......................      12,998          680
 Provident Companies, Inc. .........................      29,486        1,179
 ReliaStar Financial Corp. .........................      12,035          527

  LUMBER & OTHER BUILDING MATERIALS (1.43%)

 Lowe's Companies, Inc. ............................      19,135        1,085
 The Home Depot, Inc. ..............................      18,510        1,193

  LUMBER & WOOD PRODUCTS (0.19%)

 Rayonier Inc. .....................................       6,018          300

  MEDICAL INSTRUMENTS & SUPPLIES (0.40%)

 DENTSPLY International Inc. .......................       6,740          189
 Sybron International
    Corporation (7a) ...............................      16,007          441

  METAL MINING (0.36%)

 Barrick Gold Corporation (7b) .....................      16,849          326
 Newmont Mining Corporation ........................      12,035          239

  MINING (0.51%)

 Martin Marietta Materials, Inc. ...................      13,804          814

  MORTGAGE BANKERS AND BROKERS (0.06%)

 Countrywide Credit
    Industries, Inc. ...............................       2,190           94

  MOTION PICTURES (0.39%)

 Time Warner Inc. (7b) .............................       8,376          616

  OIL & GAS EXTRACTION (2.49 )

 Anadarko Petroleum Corporation ....................       6,090          224
 Burlington Resources Inc. .........................      16,825          728
 Nabors Industries, Inc. (7a) (7b) .................       5,608          137
 Schlumberger Limited ..............................      17,427        1,110


See Notes to the Financial Statements, which is an integral part of this report.

82  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GE U.S. EQUITY (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)
                                                      NUMBER OF     MARKET
                                                        SHARES        VALUE
                                                       ---------   -----------
 COMMON STOCKS (CONTINUED)
  OIL & GAS EXTRACTION  (CONTINUED)

 Total SA - Sponsored ADR (7b) .....................      7,341     $     473
 Unocal Corporation ................................     25,875         1,025
 USX-Marathon Group ................................      8,184           266

  PAPER & ALLIED PRODUCTS (0.16%)

 The Mead Corporation ..............................      6,128           256

  PERSONAL CREDIT INSTITUTIONS (2.21%)

 American Express Company (7i) .....................     18,221         2,371
 Associates First Capital
    Corporation - Class A ..........................     25,685         1,138

  PETROLEUM REFINING (3.65%)

 BP Amoco PLC -
    Sponsored ADR (7b) .............................      2,648           287
 Chevron Corporation ...............................      3,611           344
 Exxon Corporation .................................     31,099         2,399
 Mobil Corporation .................................     11,073         1,096
 Royal Dutch Petroleum Company -
    NY Registered Shares (7b) ......................     21,855         1,317
 Texaco Inc. .......................................      5,777           361

  PHARMACEUTICALS (12.09%)

 Abbott Laboratories ...............................     36,345         1,654
 Allergan, Inc. ....................................      7,702           855
 ALZA Corporation (7a) .............................      1,204            61
 American Home Products
    Corporation ....................................     14,225           818
 AmeriSource Health Corporation -
    Class A (7a) ...................................      2,407            61
 Amgen Inc. (7a) ...................................     10,590           645
 Bristol-Myers Squibb Company ......................     49,415         3,481
 Cardinal Health, Inc. (7b) ........................     42,002         2,693
 Johnson & Johnson .................................     20,484         2,007
 Merck & Co., Inc. .................................     49,224         3,642
 Pfizer Inc. .......................................      4,718           518
 Pharmacia & Upjohn, Inc. ..........................     17,090           971
 Schering-Plough Corporation .......................     13,961           740
 Shire Pharmaceuticals Group
    PLC - ADR (7a) .................................      3,129            81
 Warner-Lambert Company ............................      3,611           251
 Watson Pharmaceuticals, Inc. (7a)..................     20,700           726

  PRINTING & PUBLISHING (1.29%)

 Gannett Co., Inc. .................................     20,676         1,476
 Knight-Ridder, Inc. (7b) ..........................     10,350           569

  RAILROADS (0.78%)

 Burlington Northern
    Santa Fe Corporation ...........................     28,644           888

                                                       NUMBER OF     MARKET
                                                        SHARES        VALUE
                                                       ---------   -----------
COMMON STOCKS (CONTINUED)

  RAILROADS (CONTINUED)

 Canadian Pacific Limited ..........................     14,923     $     355

  RESTAURANTS (0.60%)

 McDonald's Corporation ............................     23,107           955

  RETAIL TRADE (0.38%)

 Henry Schein, Inc. (7a) ...........................     10,951           347
 Office Depot, Inc. (7a) ...........................     11,313           250

  SECURITY & COMMODITY BROKERS (0.93%)

 Morgan Stanley Dean
    Witter and Co. .................................     11,554         1,184
 The Goldman Sachs
    Group, Inc. (7a) (7b) ..........................      4,106           297

  TELECOMMUNICATIONS (6.79%)

 AT&T Corp. - Liberty Media
    Group - Class A (7a) ...........................     31,292         1,150
 AT&T Corp. (7b) (7i) ..............................     17,452           974
 Bell Atlantic Corporation (7i) ....................     11,554           755
 Frontier Corporation ..............................      7,221           426
 GTE Corporation ...................................     22,313         1,690
 MCI WORLDCOM, Inc. (7a) ...........................      9,268           799
 MediaOne Group, Inc. (7a) .........................      4,333           322
 SBC Communications Inc. ...........................     44,674         2,591
 Sprint Corporation ................................      8,184           432
 US WEST, Inc. .....................................     14,442           848
 Vodafone AirTouch Public
    Limited Company -
    Sponsored ADR (7b) (7i) ........................      4,092           806

  TEXTILE MILL PRODUCTS (0.55%)

 Sara Lee Corporation ..............................     38,272           868

  VARIETY STORES (2.92%)

 Costco Companies, Inc. (7a) .......................      6,018           482
 Dayton Hudson Corporation .........................     35,383         2,300
 Wal-Mart Stores, Inc. .............................     38,512         1,858

  WATER TRANSPORTATION (0.25%)

 Carnival Corporation ..............................      8,184           397
                                                                    ---------
 Total Common Stocks
 (cost: $ 124,886).............................................       147,215
                                                                    ---------
 Total Investment Securities
 (cost: $ 125,571).............................................     $ 147,920
                                                                    =========
SUMMARY

 Investments, at market value. .....................    93.09%      $ 147,920
 Other assets in
    excess of liabilities ..........................     6.91%         10,976
                                                       --------     ---------
 Net assets ........................................   100.00%      $ 158,896
                                                       ========     =========

See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  83

SCHEDULE OF INVESTMENTS
WRL THIRD AVENUE VALUE
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)
                                                       NUMBER OF     MARKET
                                                        SHARES        VALUE
                                                       ---------   -----------
COMMON STOCKS (84.68%)

  COMPUTER & DATA PROCESSING SERVICES (4.36%)

 NCR Corporation (7a) ..............................      17,600        $  859

  COMPUTER & OFFICE EQUIPMENT (4.04%)

 3Com Corporation (7a) .............................      29,800           795

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.46%)

 Electro Scientific
    Industries, Inc. (7a) ..........................       5,000           209
 Evans & Sutherland Computer
    Corporation (7a) ...............................       6,000            78

  ELECTRONIC COMPONENTS & ACCESSORIES (5.63%)

 AVX Corporation ...................................      30,000           731
 Planar Systems, Inc. (7a) .........................      48,800           378

  HEALTH SERVICES (0.86 %)

 Prime Medical Services, Inc. (7a) .................      23,000           170

  HOLDING & OTHER INVESTMENT OFFICES (3.89%)

 Imperial Credit Commercial
    Mortgage Investment Corp. ......................      41,000           443
 Koger Equity, Inc. ................................      17,500           323

  INDUSTRIAL MACHINERY & EQUIPMENT (26.91%)

 Alamo Group Inc. ..................................       9,000            79
 Electroglas, Inc. (7a) ............................      64,500         1,289
 FSI International, Inc. (7a) ......................      79,900           664
 Silicon Valley Group, Inc. (7a) ...................      51,100           859
 SpeedFam-IPEC, Inc. (7a) ..........................      45,300           728
 Tecumseh Products Company -
    Class A ........................................       9,200           557
 Tecumseh Products Company -
    Class B ........................................       6,900           376
 Toyoda Automatic Loom
    Works, Ltd. ....................................      44,000           747

  INSTRUMENTS & RELATED PRODUCTS (0.40%)

 Analogic Corporation ..............................       2,500            78

  INSURANCE (20.06%)

 Chiyoda Fire & Marine Insurance
    Company, Limited ...............................     165,000           537
 Enhance Financial Services
    Group Inc. .....................................      23,000           454
 Financial Security Assurance
    Holdings Ltd. ..................................      15,000           780
 LaSalle Re Holdings Limited .......................       8,000           136
 Leucadia National Corporation .....................      17,900           448
 MBIA Inc. .........................................       3,000           194
 Mitsui Marine and Fire Insurance
    Company, Ltd. ..................................     152,000           747
 Risk Capital Holdings, Inc. (7a) ..................      34,600           467
 The First American Financial
    Corporation ....................................      10,500           188

                                                       NUMBER OF     MARKET
                                                        SHARES        VALUE
                                                       ---------   -----------

COMMON STOCKS (CONTINUED)

  LIFE INSURANCE (1.85%)

 Liberty Financial Companies, Inc.                        12,500       $   364

  MEDICAL INSTRUMENTS & SUPPLIES (3.04%)

 Hologic, Inc. (7a) ................................      23,500           132
 Protocol Systems, Inc. (7a) .......................      53,700           467

  OIL & GAS EXTRACTION (5.84%)

 Nabors Industries, Inc. (7a) ......................      47,000         1,149

  PAPER & ALLIED PRODUCTS (1.03%)

 The St. Joe Company ...............................       7,500           203

  REAL ESTATE (0.34%)

 Avatar Holdings Inc. (7a) .........................       3,500            66

  RESTAURANTS (0.21%)

 Sbarro, Inc. (7a) .................................       1,500           41

  TELECOMMUNICATIONS (1.20%)

 Boston Communications
    Group, Inc. (7a) ...............................      17,600           237

  WATER TRANSPORTATION (3.56%)

 Alexander & Baldwin, Inc. .........................      31,500           701
                                                                       -------
 Total Common Stocks
 (cost: $ 17,457)..............................................         16,674

                                                      NUMBER OF     MARKET
                                                      CONTRACTS      VALUE
                                                      ---------   -----------
OPTIONS (0.03 %)

 Japanese Yen Puts Strike 131,
    Expires 10/07/1999 .............................          1     $       5
 Total Options
 (cost: $ 46)..................................................             5
                                                                    ---------
 Total Investment Securities
 (cost: $ 17,503)..............................................     $  16,679
                                                                    =========
SUMMARY

 Investments, at market value ......................      84.71%    $  16,679
 Other assets in
    excess of liabilities ..........................      15.29%        3,010
                                                       ---------    ---------
 Net assets ........................................     100.00%    $  19,689
                                                       =========    =========
INVESTMENTS BY COUNTRY:
                                                       MARKET
                                                        VALUE      PERCENTAGE
                                                      ---------    ----------
 Japan .............................................   $      5         0.03%
 United States .....................................     16,674        99.97%
                                                       --------    ----------
   Investments, at market value ....................   $ 16,679       100.00%
                                                       ========    ==========

See Notes to the Financial Statements, which is an integral part of this report.

84  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL J.P. MORGAN REAL ESTATE SECURITIES
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                       NUMBER OF     MARKET
                                                        SHARES        VALUE
                                                       ---------   -----------
COMMON STOCKS (89.79 %)

  HOLDING & OTHER INVESTMENT OFFICES (74.47 %)

   APARTMENTS (19.02 %)

 Apartment Investment and
    Management Company - Class A ...................      3,600       $   154
 Archstone Communities Trust .......................      3,700            81
 AvalonBay Communities, Inc. .......................      1,600            59
 Camden Property Trust .............................      1,700            47
 Equity Residential Properties Trust                      3,543           160
 Gables Residential Trust ..........................      3,800            92
 Post Properties, Inc. .............................      2,100            86
 United Dominion Realty
    Trust, Inc. ....................................      8,800           103

   DIVERSIFIED (9.61 %)

 American Industrial Properties
    REIT ...........................................        400             6
 Liberty Property Trust ............................      4,200           104
 National Golf Properties, Inc. ....................      5,200           126
 Spieker Properties, Inc. ..........................      4,100           159

   HOTELS (5.33 %)

 FelCor Lodging Trust
    Incorporated ...................................      3,900            81
 Innkeepers USA Trust ..............................      3,800            38
 MeriStar Hospitality Corporation ..................      1,200            27
 Starwood Hotels & Resorts
    Worldwide, Inc. ................................      2,400            73

   OFFICE PROPERTY (12.06 %)

 CarrAmerica Realty Corporation ....................        600            15
 Cousins Properties Incorporated ...................      2,100            71
 Crescent Real Estate Equities
    Company ........................................      2,100            50
 Equity Office Properties Trust ....................     12,000           308
 Highwoods Properties, Inc. ........................        700            19
 TriNet Corporate Realty
    Trust, Inc. ....................................      1,200            33

   REGIONAL MALL (9.68 %)

 CBL & Associates Properties, Inc.                        1,400            37
 Simon Property Group, Inc. ........................      8,500           216
 The Macerich Company ..............................      3,700            97
 The Mills Corporation .............................      2,200            48

   SHOPPING CENTER (11.55 %)

 Burnham Pacific Properties, Inc. ..................      8,300           102

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

 SHOPPING CENTER (CONTINUED)

 Developers Diversified Realty
    Corporation ....................................     6,400        $   106
 Federal Realty Investment Trust ...................     3,300             76
 IRT Property Company ..............................     5,400             53
 Vornado Realty Trust ..............................     3,900            138

   STORAGE (3.26 %)

 Public Storage, Inc. ..............................     4,800            134

   WAREHOUSE (3.96 %)

 CenterPoint Properties
    Corporation ....................................     2,400             88
 Prentiss Properties Trust .........................     1,600             38
 Weeks Corporation .................................     1,200             37

  HOTEL & OTHER LODGING PLACES (3.38 %)

   HOTELS (3.38 %)

 Host Marriott Corporation .........................    11,700            139

  REAL ESTATE (11.94%)

   APARTMENTS (0.17%)

 Charles E. Smith Residential
    Realty L.P. ....................................       200              7

   OFFICE PROPERTY (7.23%)

 Arden Realty, Inc. ................................     5,700            140
 Cornerstone Properties Inc. .......................     9,900            157

   REGIONAL MALL (0.41%)

 Westfield America, Inc. ...........................     1,100             17

   WAREHOUSE (4.13%)

 ProLogis Trust ....................................     8,400            170
                                                                      -------
 Total Common Stocks
 (cost: $ 3,750)...............................................         3,692
                                                                      -------
 Total Investment Securities
 (cost: $ 3,750)...............................................       $ 3,692
                                                                      =======
SUMMARY
 Investments, at market value ......................    89.79%        $ 3,692
 Other assets in
    excess of liabilities ..........................    10.21%            420
                                                       --------       -------
 Net assets ........................................   100.00%        $ 4,112
                                                       ========       =======

See Notes to the Financial Statements, which is an integral part of this report.

                                                      1999 SEMI-ANNUAL REPORT 85

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS GROWTH
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (132.57 %)

  AMUSEMENT & RECREATION SERVICES (0.50%)

 The Walt Disney Company ...........................      360      $  11

  BEVERAGES (3.35%)

 Coca-Cola Company .................................      650         41
 PepsiCo, Inc. .....................................      840         32

  BUSINESS CREDIT INSTITUTIONS (0.41%)

 The CIT Group, Inc. - Class A .....................      300          9

  BUSINESS SERVICES (1.84%)

 CheckFree Holdings
    Corporation (7a) ...............................      190          5
 Valassis Communications, Inc. (7a)                       955         35

  CHEMICALS & ALLIED PRODUCTS (8.58%)

 Air Products and Chemicals, Inc. ..................      120          5
 Avon Products, Inc. ...............................      810         45
 Colgate-Palmolive Company .........................      510         50
 E. I. du Pont de Nemours
    and Company ....................................      290         20
 Ecolab Inc. .......................................      430         19
 The Clorox Company ................................      170         18
 The Procter & Gamble Company ......................      340         30

  COMMERCIAL BANKS (9.04%)

 Bank of America Corporation .......................      440         32
 Bank One Corporation ..............................      740         44
 MBNA Corporation ..................................    1,470         45
 State Street Corporation ..........................      710         61
 Wells Fargo & Company .............................      360         15

  COMMUNICATION (3.85%)

 Cablevision Systems Corporation -
    Class A (7a) ...................................      380         27
 Comcast Corporation - Class A .....................      640         25
 Crown Castle
    International Corp. (7a) .......................      880         18
 EchoStar Communications
    Corporation (7a) ...............................       90         14

  COMMUNICATIONS EQUIPMENT (2.98%)

 QUALCOMM Incorporated (7a) ........................      450         65

  COMPUTER & DATA PROCESSING SERVICES (11.32%)

 At Home Corporation -
    Class A (7a) ...................................      404         22
 Automatic Data Processing, Inc. ...................      330         15
 First Data Corporation ............................      980         48
 Galileo International, Inc. .......................      370         20
 Microsoft Corporation (7a) ........................    1,260        115
 Sterling Commerce, Inc. (7a) ......................      460         17
 VeriSign, Inc. (7a) ...............................      120         10

                                                      NUMBER OF     MARKET
                                                       SHARES       VALUE
                                                      ---------   -----------
COMMON STOCKS (CONTINUED)

  COMPUTER & OFFICE EQUIPMENT (7.85%)

 Cisco Systems, Inc. (7a) ..........................      940      $  61
 EMC Corporation (7a) ..............................      230         13
 International Business Machines
    Corporation ....................................      450         58
 Sun Microsystems, Inc. (7a) .......................      570         39

  DRUG STORES & PROPRIETARY STORES (2.11%)

 CVS Corporation ...................................      260         13
 Walgreen Co. ......................................    1,110         33

  ELECTRIC SERVICES (3.49%)

 The AES Corporation (7a) ..........................    1,310         76

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (3.62%)

 General Electric Company ..........................      700         79

  ELECTRONIC COMPONENTS & ACCESSORIES (1.84%)

 Intel Corporation .................................      680         40

  ENVIRONMENTAL SERVICES (2.02 %)

 Waste Management, Inc. ............................      820         44

  FINANCE (4.36 %)

 Fannie Mae ........................................      680         46
 Freddie Mac .......................................      850         49

  FOOD & KINDRED PRODUCTS (4.36%)

 Nabisco Holdings Corp. - Class A ..................      560         24
 Philip Morris Companies Inc. ......................      380         15
 Ralston Purina Company ............................    1,110         34
 Wm. Wrigley Jr. Company ...........................      240         22

  HOTELS & OTHER LODGING PLACES (1.06%)

 Marriott International, Inc. -
    Class A ........................................      620         23

  INSURANCE (3.85%)

 Ambac Financial Group, Inc. .......................      190         11
 American International
    Group, Inc. ....................................      290         34
 Citigroup Inc. ....................................      815         39

  LIFE INSURANCE (1.10%)

 Hartford Life, Inc. - Class A .....................      210         11
 Nationwide Financial
    Services, Inc. - Class A .......................      290         13

  LUMBER & OTHER BUILDING MATERIALS (1.06%)

 The Home Depot, Inc. ..............................      350         23

  MANUFACTURING INDUSTRIES (0.50%)

 Hasbro, Inc. ......................................      380         11

See Notes to the Financial Statements, which is an integral part of this report.

86  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS GROWTH (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                      NUMBER OF     MARKET
                                                       SHARES       VALUE
                                                      ---------   -----------
COMMON STOCKS (CONTINUED)

  MOTION PICTURES (3.30 %)

 Time Warner Inc. ..................................      980       $    72

  OIL & GAS EXTRACTION (2.34 %)

 Schlumberger Limited ..............................      710            45
 Unocal Corporation ................................      160             6

  PERSONAL SERVICES (1.61 %)

 Service Corporation International                      1,820            35

  PETROLEUM REFINING (3.58 %)

 Atlantic Richfield Company ........................       70             6
 Exxon Corporation .................................      290            22
 Mobil Corporation .................................      160            16
 Royal Dutch Petroleum Company -
    NY Registered Shares ...........................      190            11
 Texaco Inc. .......................................      370            23

  PHARMACEUTICALS (15.18 %)

 American Home Products
    Corporation ....................................      840            48
 Bristol-Myers Squibb Company ......................      970            68
 Eli Lilly and Company .............................      290            21
 Johnson & Johnson .................................      310            30
 Merck & Co., Inc. .................................      440            33
 Pfizer Inc. .......................................      550            60
 Schering-Plough Corporation .......................      510            27
 Warner-Lambert Company ............................      640            44

  PRINTING & PUBLISHING (4.86%)

 A. H. Belo Corporation - Class A ..................    1,150            23
 Central Newspapers, Inc. - Class A                       510            19
 Gannett Co., Inc. .................................      300            21
 The New York Times Company -
    Class A ........................................      480            18
 Tribune Company ...................................      120            10
 Ziff-Davis Inc. (7a) ..............................      990            15

  RADIO & TELEVISION BROADCASTING (5.78%)

 CBS Corporation (7a) ..............................    1,030            45
 Chancellor Media Corporation (7a)..................      530            29

                                                      NUMBER OF     MARKET
                                                       SHARES       VALUE
                                                      ---------   -----------

COMMON STOCKS (CONTINUED)

RADIO & TELEVISION BROADCASTING (CONTINUED)

 Clear Channel
    Communications, Inc. (7a) ......................      297       $    20
 Infinity Broadcasting Corp. -
    Class A (7a) ...................................    1,070            32

  RADIO, TELEVISION, & COMPUTER STORES (2.11%)

 Tandy Corporation .................................      940            46

  REAL ESTATE (0.55%)

 Starwood Hotels & Resorts
    Worldwide, Inc. ................................      400            12

  RESTAURANTS (0.64%)

 McDonald's Corporation ............................      330            14

  STONE, CLAY & GLASS PRODUCTS (0.64%)

 Minnesota Mining and
    Manufacturing Company ..........................      160            14

  TELECOMMUNICATIONS (10.37%)

 AT&T Corp. - Liberty Media
    Group - Class A (7a) ...........................    2,460            91
 Lucent Technologies Inc. ..........................      400            27
 MCI WORLDCOM, Inc. (7a) ...........................      640            55
 MediaOne Group, Inc. (7a) .........................      710            53

  VARIETY STORES (2.52%)

 Wal-Mart Stores, Inc. .............................    1,150            55
                                                                    -------
 Total Common Stocks
 (cost: $ 2,779)...............................................       2,890
                                                                    -------
 Total Investment Securities
 (cost: $ 2,779)...............................................     $ 2,890
                                                                    =======
SUMMARY
 Investments, at market value ......................  132.57%       $ 2,890
 Liabilities in
    excess of other assets .........................  (32.57)%         (710)
                                                      --------       -------
 Net assets .......................................   100.00%       $ 2,180
                                                      ========       =======

See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  87

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)
                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (100.29%)

  AEROSPACE (0.17%)

 Triumph Group, Inc. (7a) ..........................        300         $  8

  AIR TRANSPORTATION (1.12%)

 Airborne Freight Corporation ......................        300            8
 Alaska Air Group, Inc. (7a) .......................        300           13
 America West Holdings
    Corporation - Class B (7a) .....................        700           13
 Amtran, Inc. (7a) .................................        400           10
 Midwest Express
    Holdings, Inc. (7a) ............................        300           10

  AMUSEMENT & RECREATION SERVICES (0.73%)

 Aztar Corporation (7a) ............................      1,400           13
 Dover Downs Entertainment, Inc.                            400            7
 Hollywood Park, Inc. (7a) .........................        400            7
 Station Casinos, Inc. (7a) ........................        400            8

  APPAREL & ACCESSORY STORES (0.41%)

 AnnTaylor, Inc. (7a) ..............................        200            9
 The Talbots, Inc. .................................        300           11

  APPAREL PRODUCTS (0.35%)

 Oxford Industries, Inc. ...........................        300            8
 Phillips-Van Heusen Corporation ...................        900            9

  AUTO REPAIR, SERVICES & PARKING (0.73%)

 Avis Rent A Car, Inc. (7a) ........................        400           12
 Dollar Thrifty Automotive
    Group, Inc. (7a) ...............................      1,000           23

  AUTOMOTIVE (2.14%)

 Arvin Industries, Inc. ............................        400           15
 CLARCOR Inc. ......................................        800           15
 Coachmen Industries, Inc. .........................        500           12
 Federal Signal Corporation ........................        600           13
 Group 1 Automotive, Inc. (7a) .....................        400            8
 Monaco Coach Corporation (7a) .....................        300           13
 National R.V. Holdings, Inc. (7a) .................        400           10
 Simpson Industries, Inc. ..........................      1,200           12
 Stoneridge, Inc. (7a) .............................        400            5

  AUTOMOTIVE DEALERS & SERVICE STATIONS (0.70%)

 O'Reilly Automotive, Inc. (7a) ....................        300           15
 The Pep Boys - Manny,
    Moe & Jack .....................................        900           19

  BUSINESS CREDIT INSTITUTIONS (0.19%)

 Arcadia Financial Ltd. (7a) .......................      1,100            9

  BUSINESS SERVICES (2.47%)

 Aaron Rents, Inc. .................................        700           16
 ABM Industries Incorporated .......................        300            9
 ADVO, Inc. (7a) ...................................        300            6
 F.Y.I. Incorporated (7a) ..........................        300            9


                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

 BUSINESS SERVICES (CONTINUED)

 Interim Services Inc. (7a) ........................        800         $ 17
 NCO Group, Inc. (7a) ..............................        300           11
 Paymentech, Inc. (7a) .............................        500           13
 Rent-A-Center, Inc. (7a) ..........................        400           10
 Rental Service Corporation (7a) ...................        200            6
 The Ackerley Group, Inc. ..........................        400            7
 The Wackenhut Corporation -
    Class A ........................................        500           15

  CHEMICALS & ALLIED PRODUCTS (2.22 %)

 Block Drug Company, Inc. -
    Class A ........................................        300           13
 Cambrex Corporation ...............................        600           16
 Church & Dwight Co., Inc. .........................        300           13
 Dexter Corporation ................................        600           24
 H.B. Fuller Company ...............................        300           21
 The Geon Company ..................................        300           10
 WD-40 Company .....................................        400           10

  COMMERCIAL BANKS (5.88 %)

 BancWest Corporation ..............................        300           11
 Chittenden Corporation ............................        507           16
 Commerce Bancorp, Inc. ............................        300           13
 Community First Bankshares, Inc....................        600           14
 Community Trust Bancorp, Inc. .....................        400            9
 First Charter Corporation .........................        800           20
 First Citizens BancShares, Inc. -
    Class A ........................................        200           16
 First Commonwealth Financial
    Corporation ....................................        700           17
 First Merchants Corporation .......................        300            7
 First United Bancshares, Inc. .....................        500            9
 First Western Bancorp, Inc. .......................        600           20
 Frontier Financial Corporation ....................        400           10
 Hudson United Bancorp .............................        700           21
 Republic Bancorp, Inc. ............................        700           11
 Republic Banking Corporation
    of Florida .....................................        600           12
 Sky Financial Group, Inc. .........................        400           11
 Triangle Bancorp, Inc. ............................        500            8
 UST Corp. .........................................        700           21
 Western Bancorp ...................................        500           22
 Whitney Holding Corporation .......................        400           16

  COMMUNICATION (0.12 %)

 Premiere Technologies, Inc. (7a) ..................        500            6

  COMMUNICATIONS EQUIPMENT (1.60 %)

 ANTEC Corporation (7a) ............................        300           10
 Digital Microwave Corporation (7a) ................        600            8
 DSP Communications, Inc. (7a) .....................        300            9
 General Semiconductor, Inc. (7a) ..................        800            7
 PairGain Technologies, Inc. (7a) ..................        600            7


See Notes to the Financial Statements, which is an integral part of this report.

88  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)
                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                       ---------   -----------
COMMON STOCKS (CONTINUED)

  COMMUNICATIONS EQUIPMENT (CONTINUED)

 Polycom, Inc. (7a) ................................        200         $  8
 Powerwave Technologies, Inc. (7a)..................        200            6
 Sawtek Inc. (7a) ..................................        300           14
 Sensormatic Electronics
    Corporation (7a) ...............................        600            8

  COMPUTER & DATA PROCESSING SERVICES (7.41%)

 3dfx Interactive, Inc. (7a) .......................        600            9
 Advent Software, Inc. (7a) ........................        200           13
 American Management Systems,
    Incorporated (7a) ..............................        500           16
 AVT Corporation (7a) ..............................        300           11
 Broadvision, Inc. (7a) ............................        200           15
 CACI International Inc (7a) .......................        500           11
 Clarify Inc. (7a) .................................        300           12
 Com21, Inc. (7a) ..................................        300            5
 Concord Communications,
    Inc. (7a) ......................................        200            9
 Genesys Telecommunications
    Laboratories, Inc. (7a) ........................        400           10
 GTECH Holdings Corporation (7a)                            300            7
 IDT Corporation (7a) ..............................        200            4
 Imation Corp. (7a) ................................        600           15
 IMRglobal Corp. (7a) ..............................        400            8
 ISS Group, Inc. (7a) ..............................        300           11
 Mastech Corporation (7a) ..........................        500            9
 Medical Manager Corporation (7a)...................        100            4
 MedQuist Inc. (7a) ................................        300           13
 Mentor Graphics Corporation (7a)...................      1,000           13
 Mercury Interactive
    Corporation (7a) ...............................        400           14
 Metamor Worldwide, Inc. (7a) ......................        400           10
 Midway Games Inc. (7a) ............................        600            8
 Pegasus Systems, Inc. (7a) ........................        200            7
 Peregrine Systems, Inc. (7a) ......................        300            8
 Primark Corporation (7a) ..........................        500           14
 ProBusiness Services, Inc. (7a) ...................        300           11
 Progress Software Corporation (7a).................        200            6
 QRS Corporation (7a) ..............................        100            8
 Remedy Corporation (7a) ...........................        300            8
 Structural Dynamics Research
    Corporation (7a) ...............................        500            9
 Sybase, Inc. (7a) .................................      1,100           12
 Sykes Enterprises,
    Incorporated (7a) ..............................        300           10
 Systems & Computer Technology
    Corporation (7a) ...............................        400            6
 Transaction Systems
    Architects, Inc. - Class A (7a) ................        300           12
 TSI International Software
    Ltd. (7a) ......................................        300            9
 Visio Corporation (7a) ............................        300           11

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------

COMMON STOCKS (CONTINUED)

  COMPUTER & OFFICE EQUIPMENT (3.81 %)

 Bell & Howell Company (7a) ........................        400         $ 15
 Black Box Corporation (7a) ........................        200           10
 C-Cube Microsystems Inc. (7a) .....................        400           13
 Computer Network Technology
    Corporation (7a) ...............................        400            9
 Cybex Computer Products
    Corporation (7a) ...............................        200            6
 General Binding Corporation .......................        500           12
 Kronos Incorporated (7a) ..........................        200            9
 MMC Networks, Inc. (7a) ...........................        300           13
 MTI Technology Corporation (7a)....................        700            9
 National Computer System, Inc. ....................        600           20
 National Instruments
    Corporation (7a) ...............................        300           12
 Proxim, Inc. (7a) .................................        200           12
 SanDisk Corporation (7a) ..........................        300           14
 Security Dynamics
    Technologies, Inc. (7a) ........................        500           11
 Visual Networks, Inc. (7a) ........................        300           10
 Xircom, Inc. (7a) .................................        300            9

  CONSTRUCTION (4.23 %)

 D.R. Horton, Inc. .................................        600           10
 Del Webb Corporation ..............................        800           19
 Dycom Industries, Inc. (7a) .......................        400           22
 Foster Wheeler Corporation ........................      1,100           16
 Granite Construction Incorporated .................        600           18
 Kaufman and Broad Home
    Corporation ....................................        800           20
 M.D.C. Holdings, Inc. .............................        800           17
 Morrison Knudsen
    Corporation (7a) ...............................      1,300           13
 Pulte Corporation .................................        700           16
 Standard Pacific Corp. ............................      1,400           18
 The Ryland Group, Inc. ............................        700           21
 U.S. Home Corporation (7a) ........................        400           14

  DRUG STORES & PROPRIETARY STORES (0.08 %)

 NCS HealthCare, Inc. -
    Class A (7a) ...................................        800            4

  ELECTRIC SERVICES (0.93 %)

 Hawaiian Electric Industries, Inc. ................        300           11
 The Empire District Electric
    Company ........................................        400           10
 The United Illuminating
    Company ........................................        600           24

  ELECTRIC, GAS & SANITARY SERVICES (1.60 %)

 California Water Service Group ....................        800           21
 Northwestern Corporation ..........................        600           15

See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  89

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)
                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

  ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)

 Public Service Company of
    New Mexico .....................................        600         $ 12
 Rochester Gas and Electric
    Corporation ....................................        800           21
 UGI Corporation ...................................        400            8

  ELECTRICAL GOODS (0.25 %)

 Kent Electronics Corporation (7a)..................        600           12

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.47 %)

 A.O. Smith Corporation ............................        400           11
 C&D Technologies, Inc. ............................        200            6
 Electro Scientific
    Industries, Inc. (7a) ..........................        200            8
 Technitrol, Inc. ..................................        400           13
 Thomas Industries Inc. ............................        500           10
 UCAR International Inc. (7a) ......................        400           10
 Woodward Governor Company .........................        500           13

  ELECTRONIC COMPONENTS & ACCESSORIES (4.69 %)

 Aavid Thermal
    Technologies, Inc. (7a) ........................        400            9
 Advanced Energy
    Industries, Inc. (7a) ..........................        300           12
 Aeroflex Incorporated (7a) ........................        400            8
 Alpha Industries, Inc. (7a) .......................        200           10
 Amkor Technology, Inc. (7a) .......................      1,100           11
 Amphenol Corporation -
    Class A (7a) ...................................        100            4
 ANADIGICS, Inc. (7a) ..............................        200            7
 Artesyn Technologies, Inc. (7a) ...................        400            9
 CTS Corporation ...................................        100            7
 Cypress Semiconductor
    Corporation (7a) ...............................      1,000           17
 HADCO Corporation (7a) ............................        200            8
 International Rectifier
    Corporation (7a) ...............................        600            8
 KEMET Corporation (7a) ............................        500           11
 Lattice Semiconductor
    Corporation (7a) ...............................        300           19
 Methode Electronics, Inc. - Class A                        900           21
 Park Electrochemical Corp. ........................        300            9
 SDL, Inc. (7a) ....................................        100            5
 SMART Modular
    Technologies, Inc. (7a) ........................        600           10
 The Dii Group, Inc. (7a) ..........................        400           15
 TranSwitch Corporation (7a) .......................        200            9
 Vicor Corporation (7a) ............................        800           17

  ENGINEERING & MANAGEMENT SERVICES (0.48 %)

 Nichols Research Corporation (7a)..................        500           11
 URS Corporation (7a) ..............................        400           12

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

  FABRICATED METAL PRODUCTS (0.68 %)

 Tower Automotive, Inc. (7a) .......................        700         $ 18
 Watts Industries, Inc. - Class A ..................        800           15

  FOOD & KINDRED PRODUCTS (1.55 %)

 Agribrands International, Inc. (7a)................        200            8
 American Italian Pasta Company -
    Class A (7a) ...................................        400           12
 Corn Products International, Inc.                          500           15
 Lance, Inc. .......................................        500            8
 Pilgrim's Pride Corporation -
    Class B ........................................        500           15
 Smithfield Foods, Inc. (7a) .......................        500           17

  FOOD STORES (0.35 %)

 The Great Atlantic & Pacific Tea
    Company, Inc. ..................................        200            7
 Whole Foods Market, Inc. (7a) .....................        200           10

  FURNITURE & FIXTURES (0.27 %)

 Bush Industries, Inc. - Class A ...................        400            7
 Virco Mfg. Corporation ............................        400            6

  FURNITURE & HOME FURNISHINGS STORES (0.48%)

 Haverty Furniture Companies, Inc. .................        400           14
 Pier 1 Imports, Inc. ..............................        800            9

  GAS PRODUCTION & DISTRIBUTION (1.72%)

 Connecticut Energy Corporation ....................        300           12
 Equitable Resources, Inc. .........................        400           15
 Laclede Gas Company ...............................      1,000           23
 Northwest Natural Gas Company .....................        500           12
 NUI Corporation ...................................        500           11
 Western Gas Resources, Inc. .......................        600           10

  HEALTH SERVICES (1.22%)

 AmeriPath, Inc. (7a) ..............................        600            5
 Apria Healthcare Group Inc. (7a) ..................        400            7
 MedPartners, Inc. (7a) ............................      1,100            8
 Quest Diagnostics
    Incorporated (7a) ..............................        700           23
 Renal Care Group, Inc. (7a) .......................        600           16

  HOTELS & OTHER LODGING PLACES (0.66%)

 Crestline Capital Corporation (7a).................        700           12
 Extended Stay America, Inc. (7a) ..................      1,100           13
 Prime Hospitality Corp. (7a) ......................        600            7

  INDUSTRIAL MACHINERY & EQUIPMENT (5.17%)

 AGCO Corporation ..................................        900           10
 Astec Industries, Inc. (7a) .......................        400           16
 Columbus McKinnon Corporation......................        500           12


See Notes to the Financial Statements, which is an integral part of this report.

90  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)
                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   ----------
COMMON STOCKS (CONTINUED)

  INDUSTRIAL MACHINERY & EQUIPMENT (CONTINUED)

 Detroit Diesel Corporation ........................        300          $ 7
 DuPont Photomasks, Inc. (7a) ......................        300           14
 IDEX Corporation ..................................        200            7
 Ionics, Incorporated (7a) .........................        300           11
 Kennametal Inc. ...................................        600           19
 Lam Research Corporation (7a) .....................        400           19
 Lincoln Electric Holdings, Inc. ...................        700           14
 NACCO Industries, Inc. - Class A ..................        300           22
 Photronics, Inc. (7a) .............................        400           10
 Roper Industries, Inc. ............................        300           10
 Sauer Inc. ........................................      1,100           12
 Standex International Corporation..................        300            8
 Terex Corporation (7a) ............................        400           12
 The Timken Company ................................      1,000           20
 The Toro Company ..................................        300           12
 Varian Medical Systems, Inc. ......................        600           15

  INSTRUMENTS & RELATED PRODUCTS (2.11 %)

 Cognex Corporation (7a) ...........................        300            9
 Dionex Corporation (7a) ...........................        300           12
 GenRad, Inc. (7a) .................................        400            8
 Movado Group, Inc. ................................        300            8
 MTS Systems Corporation ...........................        800           10
 Primex Technologies, Inc.  ........................        400            9
 SOLA International Inc. (7a) ......................        900           17
 Tektronix, Inc. ...................................        400           12
 Thermo BioAnalysis
    Corporation (7a) ...............................        400            7
 Wesley Jessen VisionCare, Inc. (7a)................        300           10

  INSURANCE (2.03 %)

 Argonaut Group, Inc. ..............................        400           10
 Capital Re Corporation ............................        900           14
 E. W. Blanch Holdings, Inc.  ......................        300           20
 Fidelity National Financial, Inc. .................        500           11
 PMA Capital Corporation - Class A..................        700           14
 Stewart Information Services
    Corporation ....................................        600           13
 The First American Financial
    Corporation ....................................        900           16

  INSURANCE AGENTS, BROKERS & SERVICE (0.85 %)

 Arthur J. Gallagher & Co. .........................        600           29
 Policy Management Systems
    Corporation (7a) ...............................        400           12

  LEATHER & LEATHER PRODUCTS (0.68 %)

 Brown Shoe Company, Inc. ..........................        800           17
 K-Swiss Inc. - Class A ............................        200            9
 The Timberland Company -
    Class A (7a) ...................................        100            7

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

  LIFE INSURANCE (1.00 %)

 AmerUs Life Holdings, Inc. -
    Class A ........................................        300          $ 8
 Delphi Financial Group, Inc. -
    Class A (7a) ...................................        500           18
 Presidential Life Corporation .....................        300            6
 The Liberty Corporation ...........................        300           16

  LUMBER & WOOD PRODUCTS (0.19 %)

 Universal Forest Products, Inc. ...................        400            9

  MACHINERY, EQUIPMENT & SUPPLIES (0.23 %)

 National-Oilwell, Inc. (7a) .......................        800           11

  MANAGEMENT SERVICES (1.08 %)

 Lason, Inc. (7a) ..................................        300           15
 MAXIMUS, Inc. (7a) ................................        300            9
 The Metzler Group, Inc. (7a) ......................        500           14
 The Profit Recovery Group
    International, Inc. (7a) .......................        300           14

  MANUFACTURING INDUSTRIES (0.50 %)

 Callaway Golf Company .............................      1,200           18
 Oneida Ltd. .......................................        200            6

  MEDICAL INSTRUMENTS & SUPPLIES (1.20 %)

 Datascope Corp. (7a) ..............................        400           13
 OEC Medical Systems, Inc. (7a) ....................        500           12
 ResMed Inc. (7a) ..................................        200            7
 Summit Technology, Inc. (7a) ......................        400            9
 W. R. Grace & Co. (7a) ............................        900           17

  METAL MINING (1.06 %)

 Cleveland-Cliffs Inc. .............................        400           13
 Cyprus Amax Minerals Company ......................      1,800           26
 Southern Peru Copper
    Corporation ....................................        800           12

  MINING (0.35 %)

 Arch Coal, Inc. ...................................      1,200           17

  MORTGAGE BANKERS AND BROKERS (0.44 %)

 Doral Financial Corporation .......................        500            9
 Resource Bancshares Mortgage
    Group, Inc. ....................................      1,200           12

  MOTION PICTURES (0.46 %)

 Hollywood Entertainment
    Corporation (7a) ...............................      1,100           22

  OIL & GAS EXTRACTION (2.49 %)

 Barrett Resources Corporation (7a)                         300           12
 Forest Oil Corporation (7a) .......................      1,000           13


See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  91

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

  OIL & GAS EXTRACTION (CONTINUED)

 Helmerich & Payne, Inc. ...........................        900       $ 21
 Marine Drilling
    Companies, Inc. (7a) ...........................        800         11
 Mitchell Energy & Development
    Corp. - Class A ................................      1,200         23
 Newfield Exploration
    Company (7a) ...................................        500         14
 Seitel, Inc. (7a) .................................        600         10
 Tom Brown, Inc. (7a) ..............................        600          9
 UTI Energy Corp. (7a) .............................        400          7

  PAPER & ALLIED PRODUCTS (0.93 %)

 Buckeye Technologies Inc. (7a) ....................        600          9
 Potlatch Corporation ..............................        500         22
 Wausau-Mosinee Paper
    Corporation ....................................        800         14

  PAPER & PAPER PRODUCTS (0.17 %)

 School Specialty, Inc. (7a) .......................        500          8

  PAPERBOARD CONTAINERS AND BOXES (0.37 %)

 ACX Technologies, Inc. (7a) .......................      1,100         18

  PERSONAL CREDIT INSTITUTIONS (0.62 %)

 Advanta Corp. - Class A ...........................        800         14
 Metris Companies Inc. .............................        400         16

  PERSONAL SERVICES (0.15 %)

 CPI Corp. .........................................        200          7

  PHARMACEUTICALS (3.96 %)

 Alpharma Inc. .....................................        600         21
 AmeriSource Health Corporation -
    Class A (7a) ...................................        500         13
 Bindley Western Industries, Inc. ..................      1,067         24
 ChiRex Inc. (7a) ..................................        300         10
 Dura Pharmaceuticals, Inc. (7a) ...................        700          8
 Enzon, Inc. (7a) ..................................        400          8
 Herbalife International, Inc -
    Class A ........................................      1,600         18
 IDEC Pharmaceuticals
    Corporation (7a) ...............................        200         15
 Jones Pharma Incorporated .........................        300         12
 Medicis Pharmaceutical
    Corporation - Class A (7a) .....................        300          8
 Millennium
    Pharmaceuticals, Inc. (7a) .....................        500         18
 Priority Healthcare Corporation -
    Class B (7a) ...................................        400         14
 Roberts Pharmaceutical
    Corporation (7a) ...............................        500         12

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

 PHARMACEUTICALS (CONTINUED)

 Techne Corporation (7a) ...........................        400       $ 10

  PRIMARY METAL INDUSTRIES (2.18 %)

 Armco Inc. (7a) ...................................      1,500         10
 Belden Inc. .......................................        400         10
 Bethlehem Steel Corporation (7a)...................        900          7
 Mueller Industries, Inc. (7a) .....................        400         14
 National Steel Corporation -
    Class B ........................................      1,200         10
 Oregon Steel Mills, Inc. ..........................        800         11
 Quanex Corporation ................................        400         11
 Ryerson Tull, Inc. ................................        400          9
 Texas Industries, Inc. ............................        600         23

 PRINTING & PUBLISHING (1.49 %)

 Big Flower Holdings, Inc. (7a) ....................        200          6
 Bowne & Co., Inc. .................................        400          5
 Pulitzer Inc. .....................................        400         19
 Wallace Computer Services, Inc. ...................        800         20
 World Color Press, Inc. (7a) ......................        500         14
 Ziff-Davis Inc. (7a) ..............................        500          8

  RADIO & TELEVISION BROADCASTING (1.16 %)

 Emmis Communications
    Corporation - Class A (7a) .....................        200         10
 Entercom Communications
    Corp. (7a) .....................................        300         13
 Gaylord Entertainment Company .....................        500         15
 Gray Communications
    Systems, Inc.  .................................        300          6
 Price Communications
    Corporation (7a) ...............................        800         12

  RADIO, TELEVISION, & COMPUTER STORES (0.10 %)

 Trans World Entertainment
    Corporation (7a) ...............................        400          5

  REAL ESTATE (1.10 %)


 CB Richard Ellis Services, Inc. (7a)...............        500         12
 LNR Property Corporation ..........................        600         13
 Security Capital Group
    Incorporated - Class B (7a) ....................      1,400         20
 Trammell Crow Company (7a) ........................        500          8

  RESEARCH & TESTING SERVICES (0.79 %)

 Covance Inc. (7a) .................................        800         19
 Cree Research, Inc. (7a) ..........................        100          8
 Pharmaceutical Product
    Development, Inc. (7a) .........................        400         11


See Notes to the Financial Statements, which is an integral part of this report.

92  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)


                                                      NUMBER OF     MARKET
                                                       SHARES       VALUE
                                                      ---------   -----------
COMMON STOCKS (CONTINUED)

  RESTAURANTS (0.91 %)

 Lone Star Steakhouse &
    Saloon, Inc. (7a) ..............................       700          $  7
 Luby's, Inc. ......................................       700            11
 RARE Hospitality
    International, Inc. (7a) .......................       600            15
 Ruby Tuesday, Inc. ................................       600            11

  RETAIL TRADE (2.14 %)

 Insight Enterprises, Inc. (7a) ....................       400            10
 Jo-Ann Stores, Inc. - Class A (7a) ................       500             8
 Lands' End, Inc. (7a) .............................       300            15
 Michaels Stores, Inc. (7a) ........................       300             9
 Micro Warehouse, Inc. (7a) ........................       600            11
 OfficeMax, Inc. (7a) ..............................     1,500            18
 PETCO Animal Supplies, Inc. (7a)...................       300             5
 PETsMART (7a) .....................................     1,000            10
 Spiegel, Inc. - Class A (7a) ......................       900             8
 Systemax Inc. (7a) ................................       700             9

  RUBBER & MISC. PLASTIC PRODUCTS (1.08 %)

 Bandag, Incorporated ..............................       500            17
 Spartech Corporation ..............................       600            19
 West Pharmaceutical Services, Inc.                        400            16

  SAVINGS INSTITUTIONS (3.03 %)

 Bank United Corp. - Class A .......................       400            16
 Dime Community Bancshares, Inc.                           400             9
 First Financial Holdings, Inc. ....................       600            11
 First Washington Bancorp, Inc. ....................       200             4
 Hamilton Bancorp Inc. (7a) ........................       300             7
 JSB Financial, Inc. ...............................       200            10
 MAF Bancorp, Inc.  ................................       500            12
 Ocean Financial Corp. .............................     1,300            23
 Queens County Bancorp, Inc. .......................       300            10
 Richmond County Financial Corp.....................     1,400            26
 St. Paul Bancorp, Inc.  ...........................       700            18

  SECURITY & COMMODITY BROKERS (2.20 %)

 Affiliated Managers
    Group, Inc. (7a) ...............................       400            12
 Dain Rauscher Corporation .........................       100             5
 Hambrecht & Quist Group (7a) ......................       400            15
 Investors Financial Services Corp. ................       300            12
 Jefferies Group, Inc. - New .......................       800            23
 Southwest Securities Group, Inc. ..................       300            22
 The John Nuveen Company ...........................       400            17

  SHOE STORES (0.48 %)

 Footstar, Inc. (7a) ...............................       300            11
 Genesco Inc. (7a) .................................       500             7
 The Finish Line, Inc. - Class A (7a)...............       400             5

                                                      NUMBER OF     MARKET
                                                       SHARES       VALUE
                                                      ---------   -----------
COMMON STOCKS (CONTINUED)

  STONE, CLAY & GLASS PRODUCTS (0.89 %)

 Florida Rock Industries, Inc. .....................       400          $ 18
 Giant Cement Holding, Inc. (7a) ...................       300             7
 Libbey Inc. .......................................       300             9
 Mikasa, Inc.  .....................................       800             9

  TELECOMMUNICATIONS (1.74 %)

 Cellular Communications of Puerto
    Rico, Inc. (7a) ................................       600            17
 Commonwealth Telephone
    Enterprises, Inc. (7a) .........................       300            12
 Concentric Network
    Corporation (7a) ...............................       400            16
 Intermedia
    Communications Inc. (7a) .......................       200             6
 ITC-DeltaCom, Inc. (7a) ...........................       300             8
 Powertel, Inc. (7a) ...............................       400            12
 US LEC Corp. - Class A (7a) .......................       300             7
 Viatel, Inc. (7a) .................................       100             6

  TEXTILE MILL PRODUCTS (0.73 %)

 Springs Industries, Inc. - Class A ................       500            22
 Unifi, Inc. (7a) ..................................       600            13

  TRANSPORTATION EQUIPMENT (0.27 %)

 Arctic Cat Inc. ...................................       500             4
 MotivePower Industries, Inc. (7a) .................       500             9

  TRUCKING & WAREHOUSING (1.08 %)

 American Freightways
    Corporation (7a) ...............................       300             6
 Consolidated Freightways
    Corporation (7a) ...............................       600             8
 J.B. Hunt Transport Services, Inc.                        500             8
 M.S. Carriers, Inc. (7a) ..........................       300             9
 USFreightways Corporation .........................       300            14
 Yellow Corporation (7a) ...........................       400             7

  VARIETY STORES (0.37 %)

 ShopKo Stores, Inc. (7a) ..........................       500            18

  WATER TRANSPORTATION (0.33 %)

 Alexander & Baldwin, Inc. .........................       700            16

  WHOLESALE TRADE DURABLE GOODS (1.08 %)

 Action Performance
    Companies, Inc. (7a) ...........................       300            10
 Commercial Metals Company .........................       400            11
 Handleman Company (7a) ............................       800             9
 Patterson Dental Company (7a) .....................       300            10
 Reliance Steel & Aluminum Co. .....................       300            12


See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  93

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

  WHOLESALE TRADE NONDURABLE GOODS (0.39 %)

 Performance Food Group
    Company (7a) ...................................        300       $     8
 Universal Corporation .............................        400            11
                                                                      -------
 Total Common Stocks ...............................
(cost: $ 4,631)................................................         4,838
                                                                      -------


                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                                        ---------   -----------
SHORT-TERM U.S. GOVERNMENT
 OBLIGATIONS (0.41 %)

 U.S. Treasury Bill
    4.73 %, due 12/09/1999 .........................  $      20   $        20
                                                                  -----------
 Total Short-Term U.S.
    Government Obligations
 (cost: $ 20)..................................................            20
                                                                  -----------

                                                        PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                                        ---------   -----------
SHORT-TERM OBLIGATIONS (0.73 %)

 Investors Bank & Trust
    Company (7e)
    4.25 %, Repurchase Agreement
    dated 06/30/1999 to be
    repurchased at $ 35 on
    07/01/1999 .....................................  $      35      $     35
                                                                     --------
 Total Short-Term Obligations
 (cost: $ 35)..................................................            35
                                                                     --------
 Total Investment Securities
 (cost: $ 4,686)...............................................      $  4,893
                                                                     ========
SUMMARY
 Investments, at market value ......................   101.43 %      $  4,893
 Liabilities in
    excess of other assets .........................    (1.43 %)          (69)
                                                      ---------      --------
 Net assets ........................................   100.00 %      $  4,824
                                                      =========      ========



See Notes to the Financial Statements, which is an integral part of this report.

94  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE DIVIDEND GROWTH
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)


                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (87.61%)

  AMUSEMENT & RECREATION SERVICES (0.10%)

 The Walt Disney Company ...........................        70           $  2

  APPAREL PRODUCTS (0.80%)

 The Warnaco Group, Inc. ...........................       580             16

  AUTOMOTIVE (1.86%)

 AlliedSignal Inc. .................................       580             37

  BEVERAGES (1.05%)

 PepsiCo, Inc. .....................................       530             21

  BUSINESS SERVICES (2.11%)

 Equifax Inc. ......................................       340             12
 Omnicom Group Inc. ................................       370             30

  CHEMICALS & ALLIED PRODUCTS (3.46%)

 Colgate-Palmolive Company .........................       110             11
 Great Lakes Chemical Corporation...................       490             23
 International Flavors &
    Fragrances Inc. ................................       230             10
 RPM, Inc. .........................................       750             11
 The Valspar Corporation ...........................       380             14

  COMMERCIAL BANKS (7.48%)

 Bank of America Corporation .......................       230             17
 Bank One Corporation ..............................       320             19
 Huntington Bancshares
    Incorporated ...................................       160              6
 Mellon Bank Corporation ...........................       650             24
 Mercantile Bancorporation Inc.  ...................       260             15
 The Bank of New York
    Company, Inc. ..................................       580             21
 U.S. Bancorp ......................................       350             12
 Wells Fargo & Company .............................       820             35

  COMPUTER & DATA PROCESSING SERVICES (2.86%)

 Automatic Data Processing, Inc. ...................       240             11
 Galileo International, Inc. .......................       750             39
 IMS Health Incorporated ...........................       230              7

  COMPUTER & OFFICE EQUIPMENT (1.96%)

 Hewlett-Packard Company ...........................       400             39

  DRUG STORES & PROPRIETARY STORES (0.55 )

 CVS Corporation ...................................       210             11

  ELECTRIC SERVICES (1.50%)

 DQE, Inc. .........................................       450             18
 TECO Energy, Inc. .................................       520             12

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.36%)

 General Electric Company ..........................       110           $ 12
 Hubbell Incorporated - Class B ....................       250             11
 Raychem Corporation ...............................       650             24

  ELECTRONIC COMPONENTS & ACCESSORIES (0.15%)

 Linear Technology Corporation .....................        50              3

  ENVIRONMENTAL SERVICES (0.70%)

 Rentokil Initial PLC ..............................     3,700             14

  FABRICATED METAL PRODUCTS (1.76%)

 Danaher Corporation ...............................        20              1
 Masco Corporation .................................       710             21
 The Stanley Works .................................       410             13

  FINANCE (2.51%)

 Fannie Mae ........................................       480             33
 Freddie Mac .......................................       290             17

  FOOD & KINDRED PRODUCTS (2.51%)

 General Mills, Inc. ...............................       120             10
 McCormick & Company,
    Incorporated ...................................       400             13
 Philip Morris Companies Inc. ......................       670             27

  FOOD STORES (1.00%)

 Albertson's Inc. ..................................       384             20

  HOLDING & OTHER INVESTMENT OFFICES (5.57%)

 Archstone Communities Trust .......................       880             19
 Chelsea GCA Realty, Inc. ..........................       370             14
 Cousins Properties Incorporated ...................       360             12
 Crescent Real Estate Equities
    Company ........................................       800             19
 Nationwide Health
    Properties, Inc. ...............................       270              5
 Reckson Associates Realty Corp. ...................       670             16
 Vornado Realty Trust ..............................       280             10
 Weeks Corporation .................................       530             16

  INSTRUMENTS & RELATED PRODUCTS (1.15%)

 Analogic Corporation ..............................       330             10
 Raytheon Company - Class B ........................       180             13

  INSURANCE (5.42%)

 ACE Limited .......................................       890             25
 Citigroup Inc. ....................................       560             27
 PartnerRe Ltd. ....................................       580             22
 XL Captial Ltd. - Class A .........................       600             34

See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  95

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE DIVIDEND GROWTH (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------


COMMON STOCKS  (CONTINUED)

  INSURANCE AGENTS, BROKERS & SERVICE (0.35%)

 Marsh & McLennan
    Companies, Inc. ................................        90       $      7

  MANAGEMENT SERVICES (1.10%)

 The ServiceMaster Company .........................     1,190             22

  MANUFACTURED HOMES (0.75%)

 Manufactured Home
    Communities, Inc. ..............................       580             15

  MANUFACTURING INDUSTRIES (2.26%)

 Hasbro, Inc. ......................................       520             15
 Mattel, Inc. ......................................       510             13
 Tomkins PLC .......................................     3,700             16
 Tomkins PLC - Sponsored ADR .......................        80              1

  MEDICAL INSTRUMENTS & SUPPLIES (1.00%)

 Teleflex Incorporated .............................       460             20

  MOTOR VEHICLES, PARTS & SUPPLIES (0.45%)

 Genuine Parts Company .............................       270              9

  PAPER & ALLIED PRODUCTS (0.75%)

 Kimberly-Clark Corporation ........................       260             15

  PERSONAL CREDIT INSTITUTIONS (0.95%)

 Associates First Capital
    Corporation - Class A ..........................       440             19

  PERSONAL SERVICES (1.00 %)

 H&R Block, Inc. ...................................       390             20

  PETROLEUM REFINING (6.02 %)

 Amerada Hess Corporation ..........................       240             14
 BP Amoco PLC - Sponsored ADR ......................       300             33
 Chevron Corporation ...............................       150             14
 Mobil Corporation .................................       360             36
 Royal Dutch Petroleum Company -
    NY Registered Shares ...........................       390             23

  PHARMACEUTICALS (8.49 %)

 Abbott Laboratories ...............................       440             20
 American Home Products
    Corporation ....................................       390             22
 Bristol-Myers Squibb Company ......................       570             39
 Cardinal Health, Inc. .............................       180             12
 Johnson & Johnson .................................       240             24
 Merck & Co., Inc. .................................       180             13
 Pfizer Inc. .......................................       110             12
 Schering-Plough Corporation .......................       270             14
 Warner-Lambert Company ............................       190             13

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

  PRINTING & PUBLISHING (1.96 %)

 The Reynolds and Reynolds
    Company - Class A ..............................       640       $     15
 Tribune Company ...................................       210             18
 Wolters Kluwer NV .................................       150              6

  REAL ESTATE (3.01 %)

 Arden Realty, Inc. ................................       470             12
 ProLogis Trust ....................................     1,490             30
 Starwood Hotels & Resorts
    Worldwide, Inc. ................................       580             18

  RUBBER & MISC. PLASTIC PRODUCTS (0.65 %)

 NIKE, Inc. - Class B ..............................       210             13

  SECURITY & COMMODITY BROKERS (1.55 %)

 Waddell & Reed Financial, Inc. -
    Class A ........................................       100              3
 Waddell & Reed Financial, Inc. -
    Class B ........................................     1,030             28

  STONE, CLAY & GLASS PRODUCTS (0.80 %)

 Newell Rubbermaid Inc. ............................       340             16

  TELECOMMUNICATIONS (4.86 %)

 Alltel Corporation ................................       420             30
 GTE Corporation ...................................       320             24
 MediaOne Group, Inc. (7a) .........................        50              4
 SBC Communications Inc. ...........................       670             39

  TEXTILE MILL PRODUCTS (0.85 %)

 Sara Lee Corporation ..............................       750             17

  TRANSPORTATION & PUBLIC UTILITIES (0.85 %)

 C.H. Robinson Worldwide, Inc. .....................       450             17

  VARIETY STORES (1.00 %)

 Dayton Hudson Corporation .........................        30              2
 Family Dollar Stores, Inc. ........................       740             18

  WATER TRANSPORTATION (0.90 %)

 Carnival Corporation ..............................       180              9
 Royal Caribbean Cruises Ltd. ......................       210              9

  WHOLESALE TRADE NONDURABLE GOODS (1.20 %)

 Richfood Holdings, Inc. ...........................       900             16
 SYSCO Corporation .................................       280              8
                                                                     --------
 Total Common Stocks
 (cost: $ 1,717) ...................................                    1,747
                                                                     --------

See Notes to the Financial Statements, which is an integral part of this report.

96  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE DIVIDEND GROWTH (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)


                                                      PRINCIPAL     MARKET
                                                       AMOUNT       VALUE
                                                      ---------   -----------
SHORT-TERM U.S. GOVERNMENT
 OBLIGATIONS (13.04 %)

 Fannie Mae
    5.14 %, due 07/01/1999 .........................  $     100       $   100
 Farmer Mac
    5.00 %, due 07/06/1999 .........................         40            40
 Farmer Mac
    5.05 %, due 07/14/1999 .........................        120           120
                                                                      -------
 Total Short-Term U.S.
    Government Obligations
 (cost: $ 260)................................................            260
                                                                      -------
 Total Investment Securities
 (cost: $ 1,977)..............................................        $ 2,007
                                                                      =======
SUMMARY

 Investments, at market value ......................    100.65%       $ 2,007
 Liabilities in
    excess of other assets .........................     (0.65)%          (13)
                                                      ---------       -------
 Net assets ........................................    100.00%       $ 1,994
                                                      =========       =======
INVESTMENTS BY COUNTRY

                                                        MARKET
                                                        VALUE     PERCENTAGE
                                                      ---------   ----------
 Netherlands .......................................  $       6       0.30 %
 United Kingdom ....................................         30       1.49 %
 United States .....................................      1,971      98.21 %
                                                      ---------    ---------
  Investments, at market value .....................  $   2,007     100.00 %
                                                      =========    =========




See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  97

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE SMALL CAP
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (98.49 %)

  AEROSPACE (0.47 %)

 AAR CORP. .........................................       600          $ 14
 Triumph Group, Inc. (7a) ..........................       500            13

  AGRICULTURE (0.07 %)

 Veterinary Centers of
    America, Inc. (7a) .............................       300            4

  AIR TRANSPORTATION (0.70 %)

 Alaska Air Group, Inc. (7a) .......................       300           13
 Comair Holdings, Inc. .............................       900           19
 Mesaba Holdings, Inc. (7a) ........................       600            8

  AMUSEMENT & RECREATION SERVICES (1.10 %)

 Premier Parks Inc. (7a) ...........................       900           33
 SFX Entertainment, Inc. -
    Class A (7a) ...................................       450           30

  APPAREL & ACCESSORY STORES (1.33 %)

 Pacific Sunwear of
    California, Inc. (7a) ..........................       975           24
 Ross Stores, Inc. .................................       300           15
 The Buckle, Inc. (7a) .............................       600           17
 The Men's Wearhouse, Inc. (7a) ....................       800           20

  APPAREL PRODUCTS (0.79 %)

 Jones Apparel Group, Inc. (7a) ....................       700           24
 Quiksilver, Inc. (7a) .............................       800           21

  AUTO REPAIR, SERVICES & PARKING (0.30 %)

 Avis Rent A Car, Inc. (7a) ........................       600           17

  AUTOMOTIVE (0.68 %)

 Gentex Corporation (7a) ...........................     1,100           31
 Group 1 Automotive, Inc. (7a) .....................       400            8

  AUTOMOTIVE DEALERS & SERVICE STATIONS (0.53 %)

 O'Reilly Automotive, Inc. (7a) ....................       600           30

  BUSINESS SERVICES (4.90 %)

 Catalina Marketing
    Corporation (7a) ...............................       350           32
 CORT Business Services
    Corporation (7a) ...............................       100            2
 infoUSA Inc. - Class A (7a) .......................       200            2
 infoUSA Inc. - Class B (7a) .......................       200            2
 Modis Professional
    Services, Inc. (7a) ............................     2,000           28
 National Data Corporation .........................       800           34
 NCO Group, Inc. (7a) ..............................       900           34
 NOVA Corporation (7a) .............................       900           23
 Outdoor Systems, Inc. (7a) ........................       700           26
 Professional Staff PLC -
    Sponsored ADR (7a) .............................     1,300            8

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

 BUSINESS SERVICES (CONTINUED)

 Rent-A-Center, Inc. (7a) ..........................     1,000         $ 24
 Rent-Way, Inc. (7a) ...............................       900           22
 Romac International, Inc. (7a) ....................     1,300           12
 StaffMark, Inc. (7a) ..............................       900            9
 Valassis Communications, Inc. (7a).................       600           22

  CHEMICALS & ALLIED PRODUCTS (0.47 %)

 MacDermid, Incorporated ...........................       300           14
 Smith International, Inc. (7a) ....................       300           13

  COMMERCIAL BANKS (2.21 %)

 City National Corporation .........................       600           22
 Commerce Bancorp, Inc. ............................       550           24
 Community First Bankshares, Inc. ..................     1,200           29
 Concord EFS, Inc. (7a) ............................       700           30
 North Fork Bancorporation, Inc. ...................     1,000           21

  COMMUNICATION (1.54 %)

 American Tower Corporation -
    Class A (7a) ...................................     1,000           24
 Crown Castle
    International Corp. (7a) .......................       800           17
 EarthLink Network, Inc. (7a) ......................       300           18
 TV Guide, Inc. - Class A (7a) .....................       800           29

  COMMUNICATIONS EQUIPMENT (2.28 %)

 Comverse Technology, Inc. (7a) ....................       600           45
 Gilat Satellite Networks (7a) .....................       600           32
 Inter-Tel, Incorporated ...........................       500            9
 InterVoice, Inc. (7a) .............................     1,300           19
 Polycom, Inc. (7a) ................................       500           20
 Premisys
    Communications, Inc. (7a) ......................       700            5

  COMPUTER & DATA PROCESSING SERVICES (17.19 %)

 Affiliated Computer Services, Inc. -
    Class A (7a) ...................................       600           30
 American Management Systems,
    Incorporated (7a) ..............................       300           10
 AVT Corporation (7a) ..............................       500           19
 Cadence Design Systems, Inc. (7a)..................       900           11
 CIBER, Inc. (7a) ..................................       900           17
 Citrix Systems, Inc. (7a) .........................       600           34
 Clarify Inc. (7a) .................................       400           17
 Cognos, Inc. (7a) .................................       600           13
 Cotelligent, Inc. (7a) ............................       700            5
 Data Processing Resources
    Corporation (7a) ...............................       600           14
 DST Systems, Inc. (7a) ............................       450           28
 Electronic Arts Inc. (7a) .........................       550           30
 Engineering Animation, Inc. (7a) ..................       400            8

See Notes to the Financial Statements, which is an integral part of this report.

98  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE SMALL CAP (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)


                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

  COMPUTER & DATA PROCESSING SERVICES (CONTINUED)

 FactSet Research Systems Inc. .....................        350          $ 20
 Great Plains Software, Inc. (7a) ..................        400            19
 Hyperion Solutions
    Corporation (7a) ...............................      1,100            20
 IMRglobal Corp. (7a) ..............................        700            13
 International Network Services (7a)                        600            24
 Intuit Inc. (7a) ..................................        350            32
 Jack Henry & Associates, Inc. .....................        400            16
 Keane, Inc. (7a) ..................................        600            14
 Legato Systems, Inc. (7a) .........................        500            29
 Macromedia, Inc. (7a) .............................        350            12
 Mapics, Inc. (7a) .................................        400             4
 Mastech Corporation (7a) ..........................      1,200            22
 MedQuist Inc. (7a) ................................        700            31
 Mercury Interactive
    Corporation (7a) ...............................        500            18
 Metamor Worldwide, Inc. (7a) ......................      1,000            24
 NetGravity, Inc. (7a) .............................        600            14
 Networks Associates, Inc. (7a) ....................        600             9
 Pegasus Systems, Inc. (7a) ........................        400            15
 Peregrine Systems, Inc. (7a) ......................        600            15
 PSINet Inc. (7a) ..................................        200             9
 QRS Corporation (7a) ..............................        450            35
 Saville Systems PLC -
    Sponsored ADR (7a) .............................      1,200            17
 Sterling Commerce, Inc. (7a) ......................        500            18
 Summit Design, Inc. (7a) ..........................      1,700             5
 SunGard Data Systems Inc. (7a) ....................        700            24
 Sykes Enterprises,
    Incorporated (7a)                                       800            27
 Symantec Corporation (7a) .........................        600            15
 Synopsys, Inc. (7a) ...............................        700            39
 The BISYS Group, Inc. (7a) ........................        550            32
 Transaction Systems
    Architects, Inc. - Class A (7a) ................        800            31
 USinternetworking, Inc. (7a) ......................        450            19
 USWeb Corporation (7a) ............................      1,100            24
 VERITAS Software
    Corporation (7a)                                        450            43
 Visio Corporation (7a) ............................        400            15
 WebTrends Corporation (7a) ........................        600            28
 Wind River Systems, Inc. (7a) .....................        900            14

  COMPUTER & OFFICE EQUIPMENT (4.86 %)

 Black Box Corporation (7a) ........................        500            25
 Cybex Computer Products
    Corporation (7a) ...............................      1,000            28
 Electronics for Imaging, Inc. (7a) ................        400            21
 Lexmark International
    Group, Inc. - Class A (7a) .....................        250            17
 National Computer System, Inc. ....................        700            24
 National Instruments
    Corporation (7a) ...............................        800            32



                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------

COMMON STOCKS (CONTINUED)

 COMPUTER & OFFICE EQUIPMENT (CONTINUED)

 Proxim, Inc. (7a) .................................      1,000          $ 57
 Security Dynamics
    Technologies, Inc. (7a) ........................      1,200            26
 Symbol Technologies, Inc. .........................      1,250            46

  CONSTRUCTION (0.60 %)

 Dycom Industries, Inc. (7a) .......................        600            34

  DEPARTMENT STORES (0.37 %)

 The Neiman Marcus
    Group, Inc. (7a) ..............................         800            21

  DRUG STORES & PROPRIETARY STORES (0.61 %)

 Duane Reade Inc. (7a) .............................        700            21
 Omnicare, Inc. ....................................      1,100            14

  EDUCATIONAL SERVICES (1.56 %)

 Apollo Group, Inc. - Class A (7a) .................      1,000            27
 ITT Educational Services, Inc. (7a)................        500            13
 Learning Tree
    International, Inc. (7a) .......................      1,200            13
 Strayer Education, Inc. ...........................        400            12
 Sylvan Learning Systems, Inc. (7a).................        900            24

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.60 %)

 American Power Conversion
    Corporation (7a) ...............................        600            12
 SLI, Inc. (7a) ....................................        800            22

  ELECTRONIC COMPONENTS & ACCESSORIES (8.51 %)

 Analog Devices, Inc. (7a) .........................        350            18
 Burr-Brown Corporation (7a) .......................      1,000            37
 Dallas Semiconductor Corporation                           600            30
 Etec Systems, Inc. (7a) ...........................        400            13
 Lattice Semiconductor
    Corporation (7a) ...............................        700            44
 Maxim Integrated
    Products, Inc. (7a) ............................        450            30
 Micrel, Incorporated (7a) .........................        550            41
 Microchip Technology
    Incorporated (7a) ..............................        600            28
 Plexus Corp. (7a) .................................        600            18
 PMC-Sierra, Inc. (7a) .............................        450            27
 QLogic Corporation (7a) ...........................        450            58
 Sanmina Corporation (7a) ..........................        600            46
 SCI Systems, Inc. (7a) ............................        600            29
 Uniphase Corporation (7a) .........................        225            37
 Vitesse Semiconductor
    Corporation (7a) ...............................        450            30

See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT  99

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE SMALL CAP (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)


                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------

COMMON STOCKS (CONTINUED)

  ENGINEERING & MANAGEMENT SERVICES (0.81 %)

 META Group, Inc. (7a) .............................     1,200         $ 18
 Tetra Tech, Inc. (7a) .............................     1,675           28

  ENVIRONMENTAL SERVICES (0.74 %)

 Casella Waste Systems, Inc. -
    Class A (7a) ...................................       700           18
 Superior Services, Inc. (7a) ......................       900           24

  FABRICATED METAL PRODUCTS (0.96 %)

 NCI Building Systems, Inc. (7a) ...................     1,000           21
 Simpson Manufacturing
    Co., Inc. (7a) .................................       300           14
 Tower Automotive, Inc. (7a) .......................       800           20

  FOOD & KINDRED PRODUCTS (0.53 %)

 Smithfield Foods, Inc. (7a) .......................       900           30

  FOOD STORES (0.25 %)

 Whole Foods Market, Inc. (7a) .....................       300           14

  FURNITURE & FIXTURES (0.09 %)

 Select Comfort Corporation (7a) ...................       600            5

  FURNITURE & HOME FURNISHINGS (1.23 %)

 Bed Bath & Beyond Inc. (7a) .......................       400           15
 Linens 'N Things, Inc. (7a) .......................       450           20
 Williams-Sonoma, Inc. (7a) ........................     1,000           35

  HEALTH SERVICES (2.33 %)

 Express Scripts, Inc. (7a) ........................       450           27
 Lincare Holdings Inc. (7a) ........................     1,000           25
 Orthodontic Centers of
    America, Inc. (7a) .............................     1,700           24
 Renal Care Group, Inc. (7a) .......................       700           18
 Universal Health Services, Inc. -
    Class B (7a) ...................................       550           26
 US Oncology, Inc. (7a) ............................     1,100           13

  HOLDING & OTHER INVESTMENT OFFICES (0.77 %)

 Apartment Investment and
    Management Company - Class A                           700           30
 Healthcare Financial
    Partners, Inc. (7a) ............................       400           14

  HOTELS & OTHER LODGING PLACES (0.39 %)

 Sunterra Corporation (7a) .........................     1,600           22

  INDUSTRIAL MACHINERY & EQUIPMENT (1.60 %)

 Novellus Systems, Inc. (7a) .......................       400           27
 Terex Corporation (7a) ............................       600           18
 Zebra Technologies
    Corporation (7a) ...............................     1,200           46


                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------

COMMON STOCKS (CONTINUED)

  INSTRUMENTS & RELATED PRODUCTS (3.47 %)

 Cytyc Corporation (7a) ............................     1,100         $ 21
 Dionex Corporation (7a) ...........................       550           22
 Fossil, Inc. (7a) .................................       300           15
 Imax Corporation (7a) .............................     1,500           34
 Orbital Sciences Corporation (7a) .................     1,200           28
 Pinnacle Systems, Inc. (7a) .......................       900           30
 Teradyne, Inc. (7a) ...............................       450           32
 Wesley Jessen VisionCare, Inc. (7a)................       500           16

  INSURANCE (1.35 %)

 E. W. Blanch Holdings, Inc. .......................       250           17
 PacifiCare Health Systems, Inc. (7a)                      250           18
 Pre-Paid Legal Services, Inc. (7a) ................       600           16
 Radian Group Inc. .................................       523           26

  INSURANCE AGENTS, BROKERS & SERVICE (0.40 %)

 First Health Group Corp. (7a) .....................       900           19
 INSpire Insurance
    Solutions, Inc. (7a) ...........................       300            4

  LEATHER & LEATHER PRODUCTS (0.18 %)

 Kenneth Cole Productions, Inc. -
    Class A (7a) ...................................       350           10

  LIFE INSURANCE (0.30 %)

 Protective Life Corporation .......................       500           17

  MACHINERY, EQUIPMENT & SUPPLIES (0.35 %)

 Aviation Sales Company (7a) .......................       350           14
 MSC Industrial Direct Co., Inc. -
    Class A (7a) ...................................       600            6

  MANAGEMENT SERVICES (1.23 %)

 First Consulting Group, Inc. (7a) .................     1,400           15
 Gartner Group, Inc. - Class A (7a).................       400            8
 Lason, Inc. (7a) ..................................       600           30
 The Metzler Group, Inc. (7a) ......................       600           17

  MANUFACTURING INDUSTRIES (0.77 %)

 Blyth Industries, Inc. (7a) .......................       800           28
 Steinway Musical
    Instruments, Inc. (7a) .........................       600           16

  MEDICAL INSTRUMENTS & SUPPLIES (2.93 %)

 DENTSPLY International Inc. .......................       800           22
 Mentor Corporation ................................     1,100           20
 Novoste Corporation (7a) ..........................       700           15
 STERIS Corporation (7a) ...........................       700           14
 Sybron International
    Corporation (7a) ...............................     1,200           33
 Ventana Medical Systems, Inc. (7a).................       400            8

See Notes to the Financial Statements, which is an integral part of this report.

100  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE SMALL CAP (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)


                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

  MEDICAL INSTRUMENTS & SUPPLIES (CONTINUED)

 VISX, Incorporated (7a) ...........................        700          $ 54

  OIL & GAS EXTRACTION (0.88 %)

 BJ Services Company (7a) ..........................        700            21
 Noble Affiliates, Inc. ............................        450            13
 Oceaneering
    International, Inc. (7a) .......................      1,000            16

  PERSONAL CREDIT INSTITUTIONS (0.67 %)

 AmeriCredit Corp. (7a) ............................      1,600            26
 Metris Companies Inc. .............................        300            12

  PERSONAL SERVICES (0.82 %)

 Carriage Services, Inc. -
    Class A (7a) ...................................        700            13
 G & K Services, Inc. - Class A ....................        650            34

  PHARMACEUTICALS (5.42 %)

 AmeriSource Health Corporation -
    Class A (7a) ...................................        900            23
 Barr Laboratories, Inc. (7a) ......................        400            16
 Biogen, Inc. (7a) .................................        500            32
 Chattem, Inc. (7a) ................................        400            13
 Forest Laboratories, Inc. (7a) ....................        350            16
 Inhale Therapeutic
    Systems, Inc. (7a) .............................        800            19
 Jones Pharma Incorporated .........................        700            28
 K-V Pharmaceutical Company -
    Class A (7a) ...................................        300             5
 Medco Research, Inc. (7a) .........................      1,000            26
 Priority Healthcare Corporation -
    Class B (7a) ...................................        600            21
 Roberts Pharmaceutical
    Corporation (7a) ...............................        900            22
 Serologicals Corporation (7a) .....................      1,800            15
 Shire Pharmaceuticals
    Group PLC - ADR (7a) ...........................        550            14
 The Liposome Company, Inc. (7a)....................      1,000            19
 Theragenics Corporation (7a) ......................      2,000            14
 Watson Pharmaceuticals, Inc. (7a)..................        800            28

  PRINTING & PUBLISHING (1.28 %)

 Consolidated Graphics, Inc. (7a) ..................        550            28
 Harte-Hanks, Inc. .................................        700            19
 Media General, Inc. - Class A .....................        350            18
 World Color Press, Inc. (7a) ......................        300             8

  RADIO & TELEVISION BROADCASTING (3.86 %)

 Chancellor Media Corporation (7a)                          700            39
 Cox Radio, Inc. - Class A (7a) ....................        500            27
 Emmis Communications
    Corporation - Class A (7a) .....................        700            35

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------

COMMON STOCKS (CONTINUED)

 RADIO & TELEVISION BROADCASTING (CONTINUED)

 Hispanic Broadcasting
    Corporation (7a) ...............................        450          $ 34
 Univision Communications Inc. -
    Class A (7a) ...................................        550            36
 USA Networks, Inc. (7a) ...........................        700            28
 Young Broadcasting Inc. -
    Class A (7a) ...................................        500            21

  RESEARCH & TESTING SERVICES (0.91 %)

 ACNielsen Corporation (7a) ........................        800            24
 Catalytica, Inc. (7a) .............................        800            11
 Covance Inc. (7a) .................................        700            17

  RESTAURANTS (2.00 %)

 Applebee's International, Inc. ....................        700            21
 Brinker International, Inc. (7a) ..................        700            19
 Dave & Buster's, Inc. (7a) ........................        900            26
 Outback Steakhouse, Inc. (7a) .....................        900            35
 Sonic Corp. (7a) ..................................        400            13

  RETAIL TRADE (2.14 %)

 Barnes & Noble, Inc. (7a) .........................        400            11
 Borders Group, Inc. (7a) ..........................        200             3
 CDW Computer Centers, Inc. (7a)....................        700            31
 Henry Schein, Inc. (7a) ...........................        400            13
 Insight Enterprises, Inc. (7a) ....................      1,400            35
 Office Depot, Inc. (7a) ...........................      1,300            29

  SAVINGS INSTITUTIONS (0.33 %)

 Telebanc Financial
    Corporation (7a) ...............................        500            19

  SECURITY & COMMODITY BROKERS (1.60 %)

 Affiliated Managers
    Group, Inc. (7a) ...............................        900            27
 Legg Mason, Inc. ..................................        600            23
 Waddell & Reed Financial, Inc. -
    Class A ........................................      1,500            41

  TELECOMMUNICATIONS (1.28 %)

 AT&T Canada Inc. (7a) .............................        200            13
 ICG Communications, Inc. (7a) .....................        800            17
 ITC^DeltaCom, Inc. (7a) ...........................        600            17
 Pacific Gateway Exchange, Inc. (7a)................        350            10
 United States Cellular
    Corporation (7a) ...............................        300            16

  TEXTILE MILL PRODUCTS (0.14 %)

 Mohawk Industries, Inc. (7a) ......................        250             8

See Notes to the Financial Statements, which is an integral part of this report.

                                                    1999 SEMI-ANNUAL REPORT  101

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE SMALL CAP (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)


                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

  TRANSPORTATION & PUBLIC UTILITIES (0.95 %)

 Coach USA, Inc. (7a) ..............................        800       $    34
 Preview Travel, Inc. (7a) .........................        900            20

  TRUCKING & WAREHOUSING (1.03 %)

 Swift Transportation Co., Inc. (7a)................      1,400            31
 USFreightways Corporation .........................        600            28

  VARIETY STORES (0.82 %)

 Dollar Tree Stores, Inc. (7a) .....................        900            40
 Family Dollar Stores, Inc. ........................        300             7

  WHOLESALE TRADE DURABLE GOODS (1.47 %)

 HA-LO Industries, Inc. (7a) .......................      1,300            13
 Patterson Dental Company (7a) .....................        450            16
 PSS World Medical, Inc. (7a) ......................      1,200            13
 Tech Data Corporation (7a) ........................        500            19
 Watsco, Inc. ......................................      1,400            23


                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

  WHOLESALE TRADE NONDURABLE GOODS (0.54 %)

 Richfood Holdings, Inc. ...........................        700       $    12
 U.S. Foodservice (7a) .............................        450            19
                                                                      -------
 Total Common Stocks
(cost: $ 5,212)................................................         5,619
                                                                      -------
 Total Investment Securities
 (cost: $ 5,212)...............................................       $ 5,619
                                                                      =======
SUMMARY

 Investments, at market value ......................     98.49%       $ 5,619
 Other assets
    in excess of liabilities .......................      1.51%            86
                                                      ---------       -------
                                                        100.00%       $ 5,705
                                                      =========       =======

See Notes to the Financial Statements, which is an integral part of this report.

102  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL SALOMON ALL CAP
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                      PRINCIPAL     MARKET
                                                       AMOUNT       VALUE
                                                      ---------   -----------

CORPORATE DEBT SECURITIES (3.03 %)

  INDUSTRIAL MACHINERY & EQUIPMENT (1.36 %)

 Harnischfeger Industries, Inc.
    8.90 %, due 03/01/2022 .........................       $ 60       $    37
 Harnischfeger Industries, Inc.
    8.70 %, due 06/15/2022 .........................         25            16
 Harnischfeger Industries, Inc.
    6.88 %, due 02/15/2027 .........................         40            25

  MORTGAGE BANKERS AND BROKERS (1.34 %)

 ContiFinancial Corporation
    8.38 %, due 08/15/2003 .........................        100            77

  TELECOMMUNICATIONS (0.33 %)

 Iridium LLC
    11.25 %, due 07/15/2005 ........................         75            19
                                                                      -------
 Total Corporate Debt Securities
 (cost: $ 163).................................................           174
                                                                      -------
CONVERTIBLE BONDS (1.94 %)

  COMMUNICATIONS EQUIPMENT (0.47 %)

 Aspect Telecommunications
    Corporation
    Zero coupon, due 08/10/2018 ....................        125            27

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.47 %)

 Sunbeam Corporation - 144A (7c)
    Zero coupon, due 03/25/2018 ....................        500            84
                                                                      -------
 Total Convertible Bonds
 (cost: $ 104)..................................................          111
                                                                      -------

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------

CONVERTIBLE PREFERRED STOCKS (0.03 %)

  AUTO REPAIR, SERVICES & PARKING (0.03 %)

 BTI Capital Trust (7a) ............................       400        $     2
                                                                      -------
 Total Convertible Preferred Stocks
 (cost: $ 6)..................................................              2
                                                                      -------
PREFERRED STOCKS (1.66 %)

  MOTION PICTURES (1.66 %)

 The News Corporation Limited -
    Sponsored ADR ..................................     3,000             95
                                                                      -------
 Total Preferred Stocks
 (cost: $ 91).................................................             95
                                                                      -------
COMMON STOCKS (90.38 %)

  AGRICULTURE (1.43 %)

 Michael Foods, Inc. ...............................     3,500             82

  AUTOMOTIVE (1.15 %)

 General Motors Corporation -
    Class H (7a) ...................................     1,166             66

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------

COMMON STOCKS (CONTINUED)

  CHEMICALS & ALLIED PRODUCTS (2.91 %)

 OM Group, Inc. ....................................     2,500         $   86
 The Geon Company ..................................     2,500             81

  COMMERCIAL BANKS (4.95 %)

 Fleet Financial Group, Inc. .......................     2,000             89
 Peoples Heritage Financial
    Group, Inc. ....................................     4,500             85
 The Bank of New York
    Company, Inc. ..................................     3,000            110

  COMMUNICATION (5.83 %)

 NTL Incorporated (7a) .............................     1,000             86
 PanAmSat Corporation (7a) .........................     4,000            156
 Viacom Inc. - Class B (7a) ........................     2,100             92

  COMMUNICATIONS EQUIPMENT (3.64 %)

 ADC Telecommunications,
    Inc. (7a) ......................................     1,500             68
 Comverse Technology, Inc. (7a) ....................       800             60
 Tellabs, Inc. (7a) ................................     1,200             81

  COMPUTER & DATA PROCESSING SERVICES (2.60 %)

 Amdocs, Inc. (7a) .................................     2,500             57
 Legato Systems, Inc. (7a) .........................     1,000             58
 Paradigm Geophysical Ltd. (7a) ....................     5,000             34

  COMPUTER & OFFICE EQUIPMENT (7.14 %)

 Hewlett-Packard Company ...........................       900             90
 International Business Machines
    Corporation ....................................       500             65
 S3 Incorporated (7a) ..............................    11,000            100
 Seagate Technology, Inc. (7a) .....................     6,000            154

  DEPARTMENT STORES (3.03 %)

 Federated Department
    Stores, Inc. (7a) ..............................     3,300            174

  ELECTRIC, GAS & SANITARY SERVICES (1.74 %)

 Azurix Corp. (7a) .................................     5,000            100

  FOOD & KINDRED PRODUCTS (11.13 %)

 Hormel Foods Corporation ..........................     4,000            160
 John B. Sanfilippo & Son, Inc. (7a)                     5,500             21
 Nabisco Group Holdings Corp. ......................     8,000            156
 Philip Morris Companies Inc. ......................     5,000            200
 Tyson Foods, Inc. - Class A .......................     4,500            101

  FOOD STORES (5.00 %)

 Food Lion, Inc. - Class B .........................    18,000            207
 Hannaford Bros. Co. ...............................     1,500             80

  GAS PRODUCTION & DISTRIBUTION (0.89 %)

 K N Energy, Inc. ..................................     3,800             51

  INDUSTRIAL MACHINERY & EQUIPMENT (4.41 %)

 Harnischfeger Industries, Inc. ....................     7,000             14
 Ingersoll-Rand Company ............................     1,600            103

See Notes to the Financial Statements, which is an integral part of this report.

                                                    1999 SEMI-ANNUAL REPORT  103

SCHEDULE OF INVESTMENTS
WRL SALOMON ALL CAP (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

  INDUSTRIAL MACHINERY & EQUIPMENT (CONTINUED)

 SpeedFam-IPEC, Inc. (7a) ..........................     4,500        $    72
 York International Corporation ....................     1,500             64

  LIFE INSURANCE (1.15 %)

 Protective Life Corporation .......................     2,000             66

  LUMBER & CONSTUCTION MATERIALS (1.10 %)

 Vulcan Materials Company ..........................     1,300             63

  METAL CANS & SHIPPING CONTAINERS (1.50 %)

 Crown Cork & Seal Company, Inc.                         3,000             86

  MINING (1.55 %)

 Martin Marietta Materials, Inc. ...................     1,500             89

  OIL & GAS EXTRACTION (2.69 %)

 Devon Energy Corporation ..........................     2,000             72
 Suncor Energy Inc. ................................     2,000             82

  PETROLEUM REFINING (3.68 %)

 Tesoro Petroleum Corporation (7a)                       7,500            120
 Tosco Corporation .................................     3,500             91

  PHARMACEUTICALS (2.48 %)

 Pharmacia & Upjohn, Inc. ..........................     2,500            142

  PRINTING & PUBLISHING (0.92 %)

 Hollinger International Inc. ......................     4,500             53

  RADIO & TELEVISION BROADCASTING (1.27 %)

 Hearst-Argyle Television, Inc. (7a) ...............     1,200             29
 Sinclair Broadcast Group, Inc. -
    Class A (7a) ...................................     2,000             33
 United States Satellite Broadcasting
    Company, Inc. - Class A (7a) ...................       600             11

  RESEARCH & TESTING SERVICES (0.31 %)

 CombiChem, Inc. (7a) ..............................     4,500             18

  RESTAURANTS (0.89 %)

 Fine Host Corporation (7a) ........................     5,486             51

  SAVINGS INSTITUTIONS (1.06 %)

 Independence Community
    Bank Corp. .....................................     4,500             61

  SECURITY & COMMODITY BROKERS (1.26 %)

 The Goldman Sachs
    Group, Inc. (7a) ...............................     1,000             72

  TELECOMMUNICATIONS (9.32 %)

 AT&T Corp. - Liberty Media
    Group - Class A (7a) ...........................     2,500             92
 Bell Atlantic Corporation .........................     1,500             98
 Frontier Corporation ..............................       900             53
 GTE Corporation ...................................     1,100             83


                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------

COMMON STOCKS (CONTINUED)

 TELECOMMUNICATIONS (CONTINUED)

 MCI WORLDCOM, Inc. (7a) ...........................       600        $    52
 Rogers Cantel Mobile
    Communications Inc. -
    Class B (7a) ...................................     9,500            156

  TOBACCO PRODUCTS (1.43 %)

 R.J. Reynolds Tobacco
    Holdings, Inc. (7a) ............................     2,600             82

  VARIETY STORES (2.79 %)

 Costco Companies, Inc. (7a) .......................     2,000            160

  WHOLESALE TRADE DURABLE GOODS (1.13 %)

 Latitude Communications, Inc. (7a) ................     5,000             65
                                                                      -------
 Total Common Stocks
 (cost: $ 5,030).............................................           5,183
                                                                      -------

                                                        NUMBER OF     MARKET
                                                        CONTRACTS     VALUE
                                                        ---------   -----------
OPTIONS (0.16 %)

 Amazon.com, Inc. Puts Strike 70,
    Expires 07/17/1999 .............................        20        $     1
 Amazon.com, Inc. Puts Strike 90,
    Expires 07/17/1999 .............................         4             (7g)
 America Online, Inc. Puts Strike 100,
    Expires 07/17/1999 .............................         4              1
 America Online, Inc. Puts Strike 80,
    Expires 07/17/1999 .............................         8             (7g)
 Inter@ctive Week Internet Index
    Puts Strike 290,
    Expires 07/17/1999 .............................         1              1
 Inter@ctive Week Internet Index
    Puts Strike 310,
    Expires 07/17/1999 .............................         2              2
 Iridium World Communications
    Ltd. Calls Strike 12.5,
    Expires 07/17/1999 .............................         8              1
 Iridium World Communications
    Ltd. Calls Strike 20,
    Expires 07/17/1999 .............................        16             (7g)
 Iridium World Communications
    Ltd. Calls Strike 20,
    Expires 10/16/1999 .............................        16              1
 Iridium World Communications
    Ltd. Puts Strike 5,
    Expires 07/17/1999 .............................         7             (7g)
 Iridium World Communications
    Ltd. Puts Strike 7.5,
    Expires 07/17/1999 .............................        13              1
 Iridium World Communications
    Ltd. Puts Strike 10,
    Expires 07/17/1999 .............................         7              1
                                                                      -------
 Total Options
 (cost: $ 25)...............................................                9
                                                                      -------


See Notes to the Financial Statements, which is an integral part of this report.

104  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL SALOMON ALL CAP (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                      PRINCIPAL     MARKET
                                                       AMOUNT       VALUE
                                                      ---------   -----------
SHORT-TERM OBLIGATIONS (4.53 %)

 State Street Bank and Trust
    Company (7e)
    4.70 %, Repurchase Agreement
    dated 6/30/1999 to be
    repurchased at $ 260 on
    07/01/1999 .....................................  $    260      $    260
                                                                    --------
 Total Short-Term Obligations
 (cost: $ 260)................................................           260
                                                                     -------
 Total Investment Securities
 (cost: $ 5,679)..............................................       $ 5,834
                                                                     =======

SUMMARY

 Investments, at market value ......................   101.73%       $ 5,834
 Liabilities in
    excess of other assets .........................    (1.73)%          (99)
                                                     ---------       -------
 Net assets ........................................   100.00%       $ 5,735
                                                     =========       =======

See Notes to the Financial Statements, which is an integral part of this report.

                                                    1999 SEMI-ANNUAL REPORT  105

SCHEDULE OF INVESTMENTS
WRL PILGRIM BAXTER MID CAP GROWTH
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (100.31 %)

  AMUSEMENT & RECREATION SERVICES (2.67 %)

 Premier Parks Inc. (7a) ...........................        700      $ 26

  APPAREL & ACCESSORY STORES (3.80 %)

 American Eagle
    Outfitters, Inc. (7a) ..........................        500        23
 AnnTaylor, Inc. (7a) ..............................        300        14

  AUTOMOTIVE (1.75 %)

 Gentex Corporation (7a) ...........................        600        17

  BUSINESS CREDIT INSTITUTIONS (2.36 %)

 Heller Financial, Inc. ............................        500        14
 Providian Financial Corporation ...................        100         9

  BUSINESS SERVICES (8.42 %)

 Lamar Advertising Company (7a) ....................        500        20
 Omnicom Group Inc. ................................        100         8
 Outdoor Systems, Inc. (7a) ........................        900        32
 Snyder Communications, Inc. (7a)...................        400        13
 United Rentals, Inc. (7a) .........................        300         9

  COMMUNICATION (0.62 %)

 Adelphia Communications
    Corporation - Class A (7a) .....................        100         6

  COMMUNICATIONS EQUIPMENT (8.01 %)

 CIENA Corporation (7a) ............................        200         6
 CommScope, Inc. (7a) ..............................        300         9
 Excel Switching Corporation (7a) ..................        400        12
 General Instrument
    Corporation (7a) ...............................        200         9
 L-3 Communications
    Holdings, Inc. (7a) ............................        500        24
 Newbridge Networks
    Corporation (7a) ...............................        400        12
 Powerwave Technologies, Inc. (7a)..................        200         6

  COMPUTER & DATA PROCESSING SERVICES (17.76 %)

 AboveNet
    Communications Inc. (7a) .......................        300        12
 Check Point Software
    Technologies, Ltd. (7a) ........................        200        11
 i2 Technologies, Inc. (7a) ........................        300        13
 InfoSpace.com, Inc. (7a) ..........................        300        14
 Inktomi Corporation (7a) ..........................        200        26
 Lycos, Inc. (7a) ..................................        200        18
 Network Solutions, Inc. (7a) ......................        400        32
 PSINet Inc. (7a) ..................................        400        18
 Sapient Corporation (7a) ..........................        100         6
 Verio Inc. (7a) ...................................        200        14
 VERITAS Software
    Corporation (7a) ...............................        100         9

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------

COMMON STOCKS (CONTINUED)

  COMPUTER & OFFICE EQUIPMENT (2.26 %)

Emulex Corporation (7a) ............................        200      $ 22

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.05 %)

 Gemstar International Group
    Limited (7a) ...................................        300        20

  ELECTRONIC COMPONENTS & ACCESSORIES (23.30 %)

 ASM Lithography Holding NV (7a)....................        400        24
 Atmel Corporation (7a) ............................        300         8
 Broadcom Corporation -
    Class A (7a) ...................................        200        29
 Celestica, Inc. (7a) ..............................        200         9
 Conexant Systems, Inc. (7a) .......................        300        17
 LSI Logic Corporation (7a) ........................        400        18
 Maxim Integrated
    Products, Inc. (7a) ............................        200        13
 MIPS Technologies, Inc. -
    Class A (7a) ...................................        500        24
 QLogic Corporation (7a) ...........................        200        26
 Sanmina Corporation (7a) ..........................        400        30
 Xilinx, Inc. (7a) .................................        500        29

  FABRICATED METAL PRODUCTS (1.23 %)

 Danaher Corporation ...............................        200        12

  HEALTH SERVICES (1.23 %)

 Express Scripts, Inc. - Class A (7a)...............        200        12

  INDUSTRIAL MACHINERY & EQUIPMENT (1.54 %)

 Mettler-Toledo
    International Inc. (7a) ........................        600        15

  INSTRUMENTS & RELATED PRODUCTS (0.51 %)

 Waters Corporation (7a) ...........................        100         5

  MEDICAL INSTRUMENTS & SUPPLIES (4.83 %)

 MiniMed, Inc. (7a) ................................        300        23
 VISX, Incorporated (7a) ...........................        300        24

  MOTION PICTURES (0.72 %)

 CINAR Corporation - Class B (7a)...................        300         7

  OIL & GAS EXTRACTION (1.44 %)

 Diamond Offshore Drilling, Inc. ...................        500        14

  PERSONAL CREDIT INSTITUTIONS (2.26 %)

 Capital One Financial Corporation..................        400        22

  PHARMACEUTICALS (4.11 %)

 Immunex Corporation (7a) ..........................        100        13
 MedImmune, Inc. (7a) ..............................        400        27

See Notes to the Financial Statements, which is an integral part of this report.

106  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL PILGRIM BAXTER MID CAP GROWTH (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                       NUMBER OF     MARKET
                                                        SHARES       VALUE
                                                       ---------   -----------
COMMON STOCKS (CONTINUED)

  RADIO, TELEVISION, & COMPUTER STORES (3.49 %)

 Circuit City Stores - Circuit
    City Group ................................           200        $  19
 Tandy Corporation ............................           300           15

  RETAIL TRADE (1.33 %)

 Staples, Inc. (7a) ...........................           100            3
 Tiffany & Co. ................................           100           10

  SECURITY & COMMODITY BROKERS (1.13 %)

 The Charles Schwab Corporation ...............           100           11

  STONE, CLAY & GLASS PRODUCTS (1.44 %)

 Corning Incorporated .........................           200           14

                                                       NUMBER OF     MARKET
                                                        SHARES       VALUE
                                                       ---------   -----------

COMMON STOCKS (CONTINUED)

  TELECOMMUNICATIONS (2.05 %)

 Metromedia Fiber
    Network, Inc. (7a) ........................           200        $   7
 Qwest Communications
    International Inc. (7a) ...................           400           13
                                                                     -----
 Total Common Stocks
 (cost: $ 903)...............................................          977
                                                                     -----
 Total Investment Securities
 (cost: $ 903)...............................................        $ 977
                                                                     =====
SUMMARY

 Investments, at market value. ................        100.31 %      $ 977
 Liabilities in excess of
    other assets ..............................         (0.31)%         (3)
                                                       --------      -----
 Net assets ...................................        100.00 %      $ 974
                                                       ========      =====

See Notes to the Financial Statements, which is an integral part of this report.

                                                    1999 SEMI-ANNUAL REPORT  107

SCHEDULE OF INVESTMENTS
WRL DREYFUS MID CAP
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (85.67 %)

  AEROSPACE (0.99 %)

 Gulfstream Aerospace
    Corporation (7a) ...............................        100          $ 7

  AIR TRANSPORTATION (0.57 %)

 Alaska Air Group, Inc. (7a) .......................        100            4

  APPAREL & ACCESSORY STORES (4.26 %)

 Abercrombie & Fitch Co. -
    Class A (7a) ...................................        200           10
 Ross Stores, Inc. .................................        200           10
 The TJX Companies, Inc. ...........................        300           10

  APPAREL PRODUCTS (0.85 %)

 Nautica Enterprises, Inc. (7a) ....................        100            2
 V. F. Corporation .................................        100            4

  AUTO REPAIR, SERVICES & PARKING (0.85 %)

 The Hertz Corporation - Class A ...................        100            6

  AUTOMOTIVE (1.28 %)

 Harley-Davidson, Inc. .............................         50            3
 Meritor Automotive, Inc. ..........................        100            3
 Navistar International
    Corporation (7a) ...............................         50            3

  BUSINESS SERVICES (0.85 %)

 Robert Half International Inc. (7a)................         50            1
 Snyder Communications, Inc. (7a)...................        100            3
 Young & Rubicam Inc. ..............................         50            2

  CHEMICALS & ALLIED PRODUCTS (4.11 %)

 Crompton & Knowles Corporation.....................        200            4
 Cytec Industries Inc. (7a) ........................        150            5
 FMC Corporation (7a) ..............................        100            7
 Solutia Inc. ......................................        200            4
 The Dial Corporation ..............................        100            4
 The Estee Lauder Companies Inc. -
    Class A ........................................        100            5

  COMMERCIAL BANKS (5.67 %)

 City National Corporation .........................        200            7
 First Tennessee National
    Corporation ....................................        200            8
 Mercantile Bankshares Corporation                          100            4
 North Fork Bancorporation, Inc. ...................        150            3
 Old Kent Financial Corporation ....................        105            4
 Regions Financial Corporation .....................        200            8
 Zions Bancorporation ..............................        100            6

  COMMUNICATIONS EQUIPMENT (1.13 %)

 Comverse Technology, Inc. (7a) ....................        100            8

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

  COMPUTER & DATA PROCESSING SERVICES (8.94 %)

 BMC Software, Inc. (7a) ...........................        100          $ 5
 Citrix Systems, Inc. (7a) .........................        100            6
 Computer Task Group,
    Incorporated ...................................        100            2
 Compuware Corporation (7a) ........................        200            6
 Convergys Corporation (7a) ........................        200            4
 DST Systems, Inc. (7a) ............................         50            3
 Legato Systems, Inc. (7a) .........................        100            6
 NCR Corporation (7a) ..............................        200           10
 Network Appliance, Inc. (7a) ......................         50            3
 Sterling Software, Inc. (7a) ......................        100            3
 The Sabre Group
    Holdings, Inc. (7a) ............................        150           10
 VERITAS Software
    Corporation (7a) ...............................         50            5

  COMPUTER & OFFICE EQUIPMENT (2.13 %)

 Apple Computer, Inc. (7a) .........................         50            2
 Lexmark International
    Group, Inc. - Class A (7a) .....................        200           13

  ELECTRIC SERVICES (3.83 %)

 Allegheny Energy, Inc. ............................        100            3
 Energy East Corporation ...........................        200            5
 GPU, Inc. .........................................        100            4
 IPALCO Enterprises, Inc. ..........................        300            6
 OGE Energy Corp. ..................................        300            7
 TECO Energy, Inc. .................................        100            2

  ELECTRIC, GAS & SANITARY SERVICES (0.57 %)

 Sierra Pacific Resources ..........................        100            4

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.57 %)

 American Power Conversion
    Corporation (7a) ...............................        200            4

  ELECTRONIC COMPONENTS & ACCESSORIES (8.96 %)

 Altera Corporation (7a) ...........................        400           14
 Linear Technology Corporation .....................        200           13
 Maxim Integrated
    Products, Inc. (7a) ............................        200           13
 RF Micro Devices, Inc. (7a) .......................        100            7
 Sanmina Corporation (7a) ..........................        100            8
 Uniphase Corporation (7a) .........................         50            8

  FOOD & KINDRED PRODUCTS (1.42 %)

 Hormel Foods Corporation ..........................        100            4
 Lancaster Colony Corporation ......................        100            3
 The Earthgrains Company ...........................        100            3

See Notes to the Financial Statements, which is an integral part of this report.

108  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL DREYFUS MID CAP (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

  FURNITURE & FIXTURES (2.41 %)

 Furniture Brands
    International, Inc. (7a) .......................        200      $  6
 Herman Miller, Inc. ...............................        100         2
 Johnson Controls, Inc. ............................         50         3
 Leggett & Platt, Incorporated .....................        200         6

  GAS PRODUCTION & DISTRIBUTION (2.41 %)

 El Paso Energy Corporation ........................        100         4
 KeySpan Corporation ...............................        200         5
 Nicor Inc. ........................................        100         4
 Questar Corporation ...............................        200         4

  HEALTH SERVICES (1.70 %)

 Health Management
    Associates, Inc. (7a) ..........................        350         4
 Lincare Holdings Inc. (7a) ........................        100         3
 Universal Health Services, Inc. -
    Class B (7a) ...................................        100         5

  INDUSTRIAL MACHINERY & EQUIPMENT (0.43 %)

 Briggs & Stratton Corporation .....................         50         3

  INSTRUMENTS & RELATED PRODUCTS (0.71 %)

 Waters Corporation (7a) ...........................        100         5

  INSURANCE (1.84 %)

 AFLAC Incorporated ................................         50         2
 Radian Group Inc. .................................        100         5
 The PMI Group, Inc. ...............................        100         6

  LIFE INSURANCE (0.71 %)

 Nationwide Financial
    Services, Inc. - Class A .......................        100         5

  LUMBER & CONSTRUCTION MATERIALS (1.56 %)

 Crane Co. .........................................        200         6
 Vulcan Materials Company ..........................        100         5

  LUMBER & WOOD PRODUCTS (0.71 %)

 Louisiana-Pacific Corporation .....................        200         5

  MANUFACTURING INDUSTRIES (0.57 %)

 International Game Technology .....................        200         4

  MEDICAL INSTRUMENTS & SUPPLIES (2.27 %)

 Biomet, Inc. ......................................        200         8
 VISX, Incorporated (7a) ...........................        100         8

  MOTION PICTURES (0.85 %)

 CNET, Inc. (7a) ...................................        100         6


                                                        NUMBER OF     MARKET
                                                         SHARES       VALUE
                                                        ---------   -----------
COMMON STOCKS (CONTINUED)

  OIL & GAS EXTRACTION (1.84 %)

 Diamond Offshore Drilling, Inc. ...................        150      $  4
 Transocean Offshore Inc. ..........................        150         4
 Vastar Resources, Inc. ............................        100         5

  PETROLEUM REFINING (0.85 %)

 Sunoco, Inc. ......................................        100         3
 Tosco Corporation .................................        100         3

  PHARMACEUTICALS (4.11 %)

 Bergen Brunswig Corporation -
    Class A ........................................        100         2
 Biogen, Inc. (7a) .................................        200        13
 MedImmune, Inc. (7a) ..............................        100         7
 Watson Pharmaceuticals, Inc. (7a)..................        200         7

  PRIMARY METAL INDUSTRIES (0.28 %)

 AK Steel Holding Corporation ......................        100         2

  PRINTING & PUBLISHING (1.84 %)

 A. H. Belo Corporation - Class A ..................        150         3
 Knight-Ridder, Inc. ...............................        100         5
 Pulitzer Inc. .....................................        100         5

  RADIO & TELEVISION BROADCASTING (0.43 %)

 Cox Radio, Inc. - Class A (7a) ....................         50         3

  RADIO, TELEVISION, & COMPUTER STORES (0.99 %)

 Best Buy Co., Inc. (7a) ...........................        100         7

  RAILROADS (0.85 %)

 Kansas City Southern
    Industries, Inc. ...............................        100         6

  RESEARCH & TESTING SERVICES (1.13 %)

 Quintiles Transnational Corp. (7a).................        200         8

  RESIDENTIAL BUILDING CONSTRUCTION (0.28 %)

 Lennar Corporation ................................        100         2

  RESTAURANTS (0.85 %)

 Bob Evans Farms, Inc. .............................        100         2
 Brinker International, Inc. (7a) ..................        150         4

  RETAIL TRADE (1.13 %)

 Zale Corporation (7a) .............................        200         8

  SAVINGS INSTITUTIONS (1.84 %)

 Dime Bancorp, Inc. ................................        150         3
 Golden West Financial
    Corporation ....................................        100        10


See Notes to the Financial Statements, which is an integral part of this report.

                                                    1999 SEMI-ANNUAL REPORT  109

SCHEDULE OF INVESTMENTS
WRL DREYFUS MID CAP (CONTINUED)
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                      NUMBER OF     MARKET
                                                       SHARES       VALUE
                                                      ---------   -----------
COMMON STOCKS (CONTINUED)

  SECURITY & COMMODITY BROKERS (2.27 %)

 A.G. Edwards, Inc. ................................       200      $   6
 Paine Webber Group Inc. ...........................        50          2
 T. Rowe Price Associates, Inc. ....................       200          8

  TELECOMMUNICATIONS (0.85 %)

 CenturyTel, Inc. ..................................       150          6

  TRANSPORTATION EQUIPMENT (0.43 %)

 Trinity Industries, Inc. ..........................       100          3

  VARIETY STORES (0.57 %)

 Dollar Tree Stores, Inc. (7a) .....................       100          4

  WATER TRANSPORTATION (0.71 %)

 Tidewater Inc. ....................................       150          5

  WHOLESALE TRADE DURABLE GOODS (0.28 %)

 Patterson Dental Company (7a) .....................        50          2

  WHOLESALE TRADE NONDURABLE GOODS (0.99 %)

 SUPERVALU INC. ....................................       100          3
 U.S. Foodservice (7a) .............................       100          4
                                                                    -----
 Total Common Stocks
 (cost: $ 577)..................................................      604
                                                                    -----

                                                      PRINCIPAL     MARKET
                                                       AMOUNT       VALUE
                                                      ---------   -----------

SHORT-TERM OBLIGATIONS (5.39 %)

 Investors Bank & Trust
    Company (7e)
    4.25 %, Repurchase Agreement
    dated 06/30/1999 to be
    repurchased at $ 38 on
    07/01/1999 .....................................  $     38      $  38
                                                                    -----
 Total Short-Term Obligations
 (cost: $ 38).................................................         38
                                                                    -----
 Total Investment Securities
 (cost: $ 615)................................................      $ 642
                                                                    =====
SUMMARY

 Investments, at market value.......................     91.06%     $ 642
 Other assets in excess of liabilities .............      8.94%        63
                                                       --------     -----
 Net assets ........................................    100.00%     $ 705
                                                       ========     =====

See Notes to the Financial Statements, which is an integral part of this report.

110  WRL SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)


                                                                   WRL           WRL
                                                               J.P. MORGAN      AEGON
                                                              MONEY MARKET      BOND
ASSETS:
Investments in securities, at cost .........................    $ 247,208    $ 161,420
                                                                =========    =========
Foreign cash, at cost ......................................    $       0    $       0
                                                                =========    =========
Investments in securities, at market value .................    $ 247,208    $ 157,898
Cash .......................................................          111           95
Foreign cash ...............................................            0            0
Cash collateral for securities on loan .....................            0       16,884
Receivables:
 Securities sold ...........................................            0            0
 Interest ..................................................        1,227        2,048
 Dividends .................................................            0            0
 Dividend reclaims receivable ..............................            0            0
 Foreign currency contracts ................................            0            0
 Other .....................................................            0          249
                                                                ---------    ---------
  Total assets .............................................      248,546      177,174
                                                                ---------    ---------
LIABILITIES:
Securities purchased .......................................            0            0
Accounts payable and accrued liabilities:
 Investment advisory fees ..................................           89           65
 Due to custodian ..........................................            0            0
 Dividends to shareholders .................................          988            0
 Deposits for securities on loan ...........................            0       16,884
 Foreign currency contracts ................................            0            0
 Other fees ................................................            8          254
                                                                ---------    ---------
  Total liabilities ........................................        1,085       17,203
                                                                ---------    ---------
   Net assets ..............................................    $ 247,461    $ 159,971
                                                                =========    =========
NET ASSETS CONSISTS OF:
Capital stock shares authorized ............................      450,000       50,000
                                                                =========    =========
Capital stock ($ .01 par value).............................    $   2,475    $     142
Additional paid-in-capital .................................      244,986      163,145
Accumulated undistributed (distributions in
 excess of) net investment income (loss) ...................            0        4,557
Accumulated undistributed net realized gain (loss) on
 investment securities, futures contracts and
 foreign currency transactions .............................            0       (4,351)
Net unrealized appreciation (depreciation) on:
 Investment securities .....................................            0       (3,522)
 Futures contracts .........................................            0            0
 Foreign currency transactions .............................            0            0
                                                                ---------    ---------
Net assets applicable to outstanding shares of capital .....    $ 247,461    $ 159,971
                                                                =========    =========
Shares outstanding .........................................      247,461       14,181
                                                                =========    =========
Net asset value and offering price per share ...............    $    1.00    $   11.28
                                                                =========    =========



                                                                                                WRL
                                                                   WRL            WRL           LKCM
                                                                  JANUS          JANUS       STRATEGIC
                                                                 GROWTH         GLOBAL      TOTAL RETURN
ASSETS:
Investments in securities, at cost .........................  $ 1,843,650    $   838,729     $ 482,889
                                                              ===========    ===========     =========
Foreign cash, at cost ......................................  $         0    $         0     $       0
                                                              ===========    ===========     =========
Investments in securities, at market value .................  $ 3,034,360    $ 1,242,283     $ 610,919
Cash .......................................................        5,200          1,546            50
Foreign cash ...............................................            0              0             0
Cash collateral for securities on loan .....................      224,800        105,983        42,633
Receivables:
 Securities sold ...........................................       52,427          5,634             0
 Interest ..................................................          385             17         3,255
 Dividends .................................................          483            916           393
 Dividend reclaims receivable ..............................            7            964             3
 Foreign currency contracts ................................        2,943         12,808             0
 Other .....................................................        1,916            886           364
                                                              -----------    -----------     ---------
  Total assets .............................................    3,322,521      1,371,037       657,617
                                                              -----------    -----------     ---------
LIABILITIES:
Securities purchased .......................................       12,564          4,905         2,687
Accounts payable and accrued liabilities:
 Investment advisory fees ..................................        2,034            869           431
 Due to custodian ..........................................            0             98             0
 Dividends to shareholders .................................            0              0             0
 Deposits for securities on loan ...........................      224,800        105,983        42,633
 Foreign currency contracts ................................        1,957          1,571             0
 Other fees ................................................        1,794            928           387
                                                              -----------    -----------     ---------
  Total liabilities ........................................      243,149        114,354        46,138
                                                              -----------    -----------     ---------
   Net assets ..............................................  $ 3,079,372    $ 1,256,683     $ 611,479
                                                              ===========    ===========     =========
NET ASSETS CONSISTS OF:
Capital stock shares authorized ............................      100,000        100,000        75,000
                                                              ===========    ===========     =========
Capital stock ($ .01 par value).............................  $       447    $       472     $     361
Additional paid-in-capital .................................      955,090        798,107       463,942
Accumulated undistributed (distributions in
 excess of) net investment income (loss) ...................         (552)          (716)        6,097
Accumulated undistributed net realized gain (loss) on
 investment securities, futures contracts and
 foreign currency transactions .............................      932,691         44,077        13,049
Net unrealized appreciation (depreciation) on:
 Investment securities .....................................    1,190,710        403,554       128,030
 Futures contracts .........................................            0              0             0
 Foreign currency transactions .............................          986         11,189             0
                                                              -----------    -----------     ---------
Net assets applicable to outstanding shares of capital .....  $ 3,079,372    $ 1,256,683     $ 611,479
                                                              ===========    ===========     =========
Shares outstanding .........................................       44,669         47,193        36,075
                                                              ===========    ===========     =========
Net asset value and offering price per share ...............  $     68.94    $     26.63     $   16.95
                                                              ===========    ===========     =========

See Notes to the Financial Statements, which is an integral part of this report.

                                                    1999 SEMI-ANNUAL REPORT  111

STATEMENTS OF ASSETS AND LIABILITIES
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)


                                                                   WRL           WRL                      WRL
                                                                  VKAM          ALGER         WRL      FEDERATED      WRL
                                                                EMERGING     AGGRESSIVE      AEGON      GROWTH &   DEAN ASSET
                                                                 GROWTH        GROWTH      BALANCED      INCOME    ALLOCATION
ASSETS:
Investments in securities, at cost .........................  $   763,302    $ 519,850    $  84,866    $ 84,822    $ 316,022
                                                              ===========    =========    =========    ========    =========
Foreign cash, at cost ......................................  $         0    $       0    $       0    $      0    $       0
                                                              ===========    =========    =========    ========    =========
Investments in securities, at market value .................  $ 1,067,472    $ 727,457    $ 102,364    $ 86,754    $ 338,001
Cash .......................................................          720           20        9,763          50          998
Foreign cash ...............................................            0            0            0           0            0
Cash collateral for securities on loan .....................      173,643       71,494       23,803       3,494       40,984
Receivables:
 Securities sold ...........................................       17,385        7,066            0          91        3,668
 Interest ..................................................           23           12          422           1        2,226
 Dividends .................................................          176           70           95         341          373
 Dividend reclaims receivable ..............................            2            2            3           0            3
 Foreign currency contracts ................................            0            0            0           0            0
 Other .....................................................        1,250          507          199          25          342
                                                              -----------    ---------    ---------    --------    ---------
  Total assets .............................................    1,260,671      806,628      136,649      90,756      386,595
                                                              -----------    ---------    ---------    --------    ---------
LIABILITIES:
Securities purchased .......................................       14,025        9,757            0       1,630        2,181
Accounts payable and accrued liabilities:
 Investment advisory fees ..................................          717          481           78          58          248
 Due to custodian ..........................................            0            0            0           0            0
 Dividends to shareholders .................................            0            0            0           0            0
 Deposits for securities on loan ...........................      173,643       71,494       23,803       3,494       40,984
 Foreign currency contracts ................................            0            0            0           0            0
 Other fees ................................................        1,215          513          203          34          352
                                                              -----------    ---------    ---------    --------    ---------
  Total liabilities ........................................      189,600       82,245       24,084       5,216       43,765
                                                              -----------    ---------    ---------    --------    ---------
   Net assets ..............................................  $ 1,071,071    $ 724,383    $ 112,565    $ 85,540    $ 342,830
                                                              ===========    =========    =========    ========    =========
NET ASSETS CONSISTS OF:
Capital stock shares authorized ............................       75,000       75,000       50,000      50,000       75,000
                                                              ===========    =========    =========    ========    =========
Capital stock ($ .01 par value).............................  $       336    $     285    $      85    $     69    $     256
Additional paid-in-capital .................................      559,578      438,283       95,499      80,630      314,924
Accumulated undistributed (distributions in
 excess of) net investment income (loss) ...................       (2,129)      (1,515)         687       1,799        4,794
Accumulated undistributed net realized gain (loss) on
 investment securities, futures contracts and
 foreign currency transactions .............................      209,116       79,723       (1,204)      1,110          877
Net unrealized appreciation (depreciation) on:
 Investment securities .....................................      304,170      207,607       17,498       1,932       21,979
 Futures contracts .........................................            0            0            0           0            0
 Foreign currency transactions .............................            0            0            0           0            0
                                                              -----------    ---------    ---------    --------    ---------
Net assets applicable to outstanding shares of capital .....  $ 1,071,071    $ 724,383    $ 112,565    $ 85,540    $ 342,830
                                                              ===========    =========    =========    ========    =========
Shares outstanding .........................................       33,645       28,468        8,470       6,924       25,562
                                                              ===========    =========    =========    ========    =========
Net asset value and offering price per share ...............  $     31.84    $   25.45    $   13.29    $  12.35    $   13.41
                                                              ===========    =========    =========    ========    =========

See Notes to the Financial Statements, which is an integral part of this report.

112  WRL SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                                  WRL           WRL
                                                               C.A.S.E.         NWQ
                                                                GROWTH     VALUE EQUITY
ASSETS:
Investments in securities, at cost .........................   $ 86,946     $ 155,624
                                                               ========     =========
Foreign cash, at cost ......................................   $      0     $       0
                                                               ========     =========
Investments in securities, at market value .................   $ 92,708     $ 176,755
Cash .......................................................          0            50
Foreign cash ...............................................          0             0
Cash collateral for securities on loan .....................     13,376        12,350
Receivables:
 Securities sold ...........................................          0           134
 Interest ..................................................         12             3
 Dividends .................................................         41           220
 Dividend reclaims receivable ..............................          0             0
 Foreign currency contracts ................................          0             0
 Other .....................................................         72            67
                                                               --------     ---------
  Total assets .............................................    106,209       189,579
                                                               --------     ---------
LIABILITIES:
Securities purchased .......................................         61             0
Accounts payable and accrued liabilities:
 Investment advisory fees ..................................         64           126
 Due to custodian ..........................................      2,058             0
 Dividends to shareholders .................................          0             0
 Deposits for securities on loan ...........................     13,376        12,350
 Foreign currency contracts ................................          0             0
 Other fees ................................................         83            79
                                                               --------     ---------
  Total liabilities ........................................     15,642        12,555
                                                               --------     ---------
   Net assets ..............................................   $ 90,567     $ 177,024
                                                               ========     =========
NET ASSETS CONSISTS OF:
Capital stock shares authorized ............................     50,000        50,000
                                                               ========     =========
Capital stock ($ .01 par value).............................   $     58     $     124
Additional paid-in-capital .................................     79,880       155,951
Accumulated undistributed (distributions in
 excess of) net investment income (loss) ...................       (157)          628
Accumulated undistributed net realized gain (loss) on
 investment securities, futures contracts and
 foreign currency transactions .............................      5,024          (810)
Net unrealized appreciation (depreciation) on:
 Investment securities .....................................      5,762        21,131
 Futures contracts .........................................          0             0
 Foreign currency transactions .............................          0             0
                                                               --------     ---------
Net assets applicable to outstanding shares of capital .....   $ 90,567      $177,024
                                                               ========     =========
Shares outstanding .........................................      5,783        12,377
                                                               ========     =========
Net asset value and offering price per share ...............   $  15.66     $   14.30
                                                               ========     =========



                                                                   WRL
                                                               GE/SCOTTISH                     WRL
                                                                EQUITABLE         WRL         THIRD
                                                              INTERNATIONAL        GE         AVENUE
                                                                  EQUITY      U.S. EQUITY     VALUE
ASSETS:
Investments in securities, at cost .........................    $ 27,034       $ 125,571    $ 17,503
                                                                ========       =========    ========
Foreign cash, at cost ......................................    $    969       $       0    $     18
                                                                ========       =========    ========
Investments in securities, at market value .................    $ 28,823       $ 147,920    $ 16,679
Cash .......................................................       6,946          10,764       3,167
Foreign cash ...............................................         975               0          18
Cash collateral for securities on loan .....................           0          11,612           0
Receivables:
 Securities sold ...........................................         271              84           0
 Interest ..................................................          11              31           9
 Dividends .................................................          29             134          22
 Dividend reclaims receivable ..............................          58               3           0
 Foreign currency contracts ................................           6               0           0
 Other .....................................................          86             185           0
                                                                --------       ---------    --------
  Total assets .............................................      37,205         170,733      19,895
                                                                --------       ---------    --------
LIABILITIES:
Securities purchased .......................................         456              17         189
Accounts payable and accrued liabilities:
 Investment advisory fees ..................................          30             110          14
 Due to custodian ..........................................           0               0           0
 Dividends to shareholders .................................           0               0           0
 Deposits for securities on loan ...........................           0          11,612           0
 Foreign currency contracts ................................           0               0           0
 Other fees ................................................          15              98           3
                                                                --------       ---------    --------
  Total liabilities ........................................         501          11,837         206
                                                                --------       ---------    --------
   Net assets ..............................................    $ 36,704       $ 158,896    $ 19,689
                                                                ========       =========    ========
NET ASSETS CONSISTS OF:
Capital stock shares authorized ............................      50,000          50,000      50,000
                                                                ========       =========    ========
Capital stock ($ .01 par value).............................    $     30       $      99    $     21
Additional paid-in-capital .................................      33,670         131,009      20,461
Accumulated undistributed (distributions in
 excess of) net investment income (loss) ...................         141             297         265
Accumulated undistributed net realized gain (loss) on
 investment securities, futures contracts and
 foreign currency transactions .............................       1,072           4,945        (234)
Net unrealized appreciation (depreciation) on:
 Investment securities .....................................       1,789          22,349        (824)
 Futures contracts .........................................         (10)            197           0
 Foreign currency transactions .............................          12               0           0
                                                                --------       ---------    --------
Net assets applicable to outstanding shares of capital .....    $ 36,704       $ 158,896    $ 19,689
                                                                ========       =========    ========
Shares outstanding .........................................       3,014           9,872       2,073
                                                                ========       =========    ========
Net asset value and offering price per share ...............    $  12.18       $   16.10    $   9.50
                                                                ========       =========    ========

See Notes to the Financial Statements, which is an integral part of this report.

                                                    1999 SEMI-ANNUAL REPORT  113

STATEMENTS OF ASSETS AND LIABILITIES
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)

                                                                  WRL
                                                              J.P. MORGAN          WRL               WRL               WRL
                                                              REAL ESTATE     GOLDMAN SACHS     GOLDMAN SACHS     T. ROWE PRICE
                                                               SECURITIES         GROWTH          SMALL CAP      DIVIDEND GROWTH
ASSETS:
Investments in securities, at cost .........................   $  3,750         $  2,779           $  4,686         $  1,977
                                                               ========         ========           ========         ========
Foreign cash, at cost ......................................   $      0         $      0           $      0         $      0
                                                               ========         ========           ========         ========
Investments in securities, at market value .................   $  3,692         $  2,890           $  4,893         $  2,007
Cash .......................................................        405                0                 50               51
Foreign cash ...............................................          0                0                  0                0
Cash collateral for securities on loan .....................          0                0              1,236                0
Receivables:
 Securities sold ...........................................          0                0                  0                0
 Interest ..................................................          1                0                  0                0
 Dividends .................................................         32                2                  4                3
 Dividend reclaims receivable ..............................          0                0                  0                0
 Foreign currency contracts ................................          0                0                  0                0
 Other .....................................................          0                0                  0                0
                                                               --------         --------           --------         --------
  Total assets .............................................      4,130            2,892              6,183            2,061
                                                               --------         --------           --------         --------
LIABILITIES:
Securities purchased .......................................         14                0              1,355               66
Accounts payable and accrued liabilities:
 Investment advisory fees ..................................          3                2                  4                1
 Due to custodian ..........................................          0              710                  0                0
 Dividends to shareholders .................................          0                0                  0                0
 Deposits for securities on loan ...........................          0                0                  0                0
 Foreign currency contracts ................................          0                0                  0                0
 Other fees ................................................          1                0                  0                0
                                                               --------         --------           --------         --------
  Total liabilities ........................................         18              712              1,359               67
                                                               --------         --------           --------         --------
   Net assets ..............................................   $  4,112         $  2,180           $  4,824         $  1,994
                                                               ========         ========           ========         ========
NET ASSETS CONSISTS OF:
Capital stock shares authorized ............................     50,000           50,000             50,000           50,000
                                                               ========         ========           ========         ========
Capital stock ($ .01 par value).............................   $      5         $      2           $      5         $      2
Additional paid-in-capital .................................      4,361            2,070              4,556            1,960
Accumulated undistributed (distributions in
 excess of) net investment income (loss) ...................         81                2                  5                3
Accumulated undistributed net realized gain (loss) on
 investment securities, futures contracts and
 foreign currency transactions .............................       (277)              (5)                51               (1)
Net unrealized appreciation (depreciation) on:
 Investment securities .....................................        (58)             111                207               30
 Futures contracts .........................................          0                0                  0                0
 Foreign currency transactions .............................          0                0                  0                0
                                                               --------         --------           --------         --------
Net assets applicable to outstanding shares of capital .....   $  4,112         $  2,180           $  4,824         $  1,994
                                                               ========         ========           ========         ========
Shares outstanding .........................................        467              210                451              198
                                                               ========         ========           ========         ========
Net asset value and offering price per share ...............   $   8.80         $  10.36           $  10.70         $  10.06
                                                               ========         ========           ========         ========

See Notes to the Financial Statements, which is an integral part of this report.

114  WRL SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
AT JUNE 30, 1999
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS
(UNAUDITED)



                                                                   WRL             WRL             WRL            WRL
                                                              T. ROWE PRICE      SALOMON     PILGRIM BAXTER     DREYFUS
                                                                SMALL CAP        ALL CAP     MID CAP GROWTH     MID CAP
ASSETS:
Investments in securities, at cost .........................     $  5,212       $  5,679        $    903       $    615
                                                                 ========       ========        ========       ========
Foreign cash, at cost ......................................     $      0       $      0        $      0       $      0
                                                                 ========       ========        ========       ========
Investments in securities, at market value .................     $  5,619       $  5,834        $    977       $    642
Cash .......................................................          131             50               0             50
Foreign cash ...............................................            0              0               0              0
Cash collateral for securities on loan .....................            0              0               0              0
Receivables:
 Securities sold ...........................................            2            191             867             13
 Interest ..................................................            0              7               0              0
 Dividends .................................................            0              4               0              1
 Dividend reclaims receivable ..............................            0              0               0              0
 Foreign currency contracts ................................            0              0               0              0
 Other .....................................................            0              0               0              0
                                                                 --------       --------        --------       --------
  Total assets .............................................        5,752          6,086           1,844            706
                                                                 --------       --------        --------       --------
LIABILITIES:
Securities purchased .......................................           43            331             179              0
Accounts payable and accrued liabilities:
 Investment advisory fees ..................................            3              3               1              1
 Due to custodian ..........................................            0              0             690              0
 Dividends to shareholders .................................            0              0               0              0
 Deposits for securities on loan ...........................            0              0               0              0
 Foreign currency contracts ................................            0              0               0              0
 Other fees ................................................            1             17               0              0
                                                                 --------       --------        --------       --------
  Total liabilities ........................................           47            351             870              1
                                                                 --------       --------        --------       --------
   Net assets ..............................................     $  5,705       $  5,735        $    974       $    705
                                                                 ========       ========        ========       ========
NET ASSETS CONSISTS OF:
Capital stock shares authorized ............................       50,000         50,000          50,000         50,000
                                                                 ========       ========        ========       ========
Capital stock ($ .01 par value).............................     $      5       $      5        $      1       $      1
Additional paid-in-capital .................................        5,286          5,517             819            672
Accumulated undistributed (distributions in
 excess of) net investment income (loss) ...................            0              6               0              0
Accumulated undistributed net realized gain (loss) on
 investment securities, futures contracts and
 foreign currency transactions .............................            7             55              80              5
Net unrealized appreciation (depreciation) on:
 Investment securities .....................................          407            152              74             27
 Futures contracts .........................................            0              0               0              0
 Foreign currency transactions .............................            0              0               0              0
                                                                 --------       --------        --------       --------
Net assets applicable to outstanding shares of capital .....     $  5,705       $  5,735        $    974       $    705
                                                                 ========       ========        ========       ========
Shares outstanding .........................................          509            534              88             67
                                                                 ========       ========        ========       ========
Net asset value and offering price per share ...............     $  11.20       $  10.75        $  11.09       $  10.52
                                                                 ========       ========        ========       ========

See Notes to the Financial Statements, which is an integral part of this report.

                                                    1999 SEMI-ANNUAL REPORT  115

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

                                                                                                                    WRL
                                                            WRL           WRL           WRL           WRL           LKCM
                                                        J.P. MORGAN      AEGON         JANUS         JANUS       STRATEGIC
                                                       MONEY MARKET       BOND         GROWTH        GLOBAL     TOTAL RETURN
INVESTMENT INCOME:
 Interest ...........................................     $ 5,486      $   4,991    $    6,885     $   1,144     $  5,798
 Dividends ..........................................           0              0         5,874         5,519        2,647
 Foreign tax withheld ...............................           0              0          (220)         (592)         (17)
                                                          -------      ---------    ----------     ---------     --------
   Total investment income ..........................       5,486          4,991        12,539         6,071        8,428
                                                          -------      ---------    ----------     ---------     --------
EXPENSES:
 Investment advisory fees ...........................         440            368        12,526         4,584        2,356
 Printing and shareholder reports ...................          11             27           220           179           71
 Custody fees .......................................          18             15           228           376           46
 Administrative service fees ........................           8             19           171           125           51
 Legal fees .........................................           1              2            14            10            4
 Auditing and accounting fees .......................           3              3            12             9            5
 Directors fees .....................................           0              0             4             2            1
 Registration fees ..................................           0              0             1             0            0
 Other fees .........................................           0              0             0            30            0
                                                          -------      ---------    ----------     ---------     --------
   Total expenses ...................................         481            434        13,176         5,315        2,534
 Less:
  Advisory fee waiver and expense reimbursement .....           0              0             0             0            0
  Fees paid indirectly ..............................           0              0             0             0            0
                                                          -------      ---------    ----------     ---------     --------
   Net expenses .....................................         481            434        13,176         5,315        2,534
                                                          -------      ---------    ----------     ---------     --------
Net investment income (loss) ........................       5,005          4,557          (637)          756        5,894
                                                          -------      ---------    ----------     ---------     --------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities .............................           0            (25)      933,209        40,755       16,032
  Futures contracts .................................           0              0             0         1,754            0
  Foreign currency transactions .....................           0              0            91         3,551            0
                                                          -------      ---------    ----------     ---------     --------
   Total net realized gain (loss) ...................           0            (25)      933,300        46,060       16,032
                                                          -------      ---------    ----------     ---------     --------
 Change in unrealized appreciation (depreciation) on:
  Investment securities .............................           0         (8,862)     (340,192)       90,894       17,077
  Futures contracts .................................           0              0             0             0            0
  Foreign currency transactions .....................           0              0         1,124        13,182            0
                                                          -------      ---------    ----------     ---------     --------
   Total change in unrealized appreciation
     (depreciation) .................................           0         (8,862)     (339,068)      104,076       17,077
                                                          -------      ---------    ----------     ---------     --------
 Net gain (loss) on investment securities, futures
  contracts and foreign currency transactions .......           0         (8,887)      594,232       150,136       33,109
                                                          -------      ---------    ----------     ---------     --------
   Net increase (decrease) in net assets resulting
     from operations ................................     $ 5,005      $  (4,330)   $  593,595     $ 150,892     $ 39,003
                                                          =======      =========    ==========     =========     ========

See Notes to the Financial Statements, which is an integral part of this report.

116  WRL SERIES FUND, INC.

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)




                                                               WRL            WRL                        WRL
                                                              VKAM           ALGER          WRL       FEDERATED        WRL
                                                            EMERGING      AGGRESSIVE       AEGON       GROWTH &     DEAN ASSET
                                                             GROWTH         GROWTH       BALANCED       INCOME      ALLOCATION
INVESTMENT INCOME:
 Interest ...............................................  $   1,334      $     394      $   998       $   148       $ 4,543
 Dividends ..............................................        653            934          440         1,959         1,884
 Foreign tax withheld ...................................         (1)           (11)          (3)           (2)          (12)
                                                           ----------     ---------      --------      --------      -------
   Total investment income ..............................      1,986          1,317        1,435         2,105         6,415
                                                           ---------      ---------      -------       -------       -------
EXPENSES:
 Investment advisory fees ...............................      3,763          2,568          404           306         1,402
 Printing and shareholder reports .......................        133            104           17            23            42
 Custody fees ...........................................         82             48           10            13            31
 Administrative service fees ............................        120             98           14            16            29
 Legal fees .............................................          9              8            1             1             2
 Auditing and accounting fees ...........................          6              4            4             3             4
 Directors fees .........................................          2              2            0             0             1
 Registration fees ......................................          0              0            0             0             0
 Other fees .............................................          0              0            0             1             0
                                                           ---------      ---------      -------       -------       -------
   Total expenses .......................................      4,115          2,832          450           363         1,511
Less:
 Advisory fee waiver and expense reimbursement ..........          0              0            0             0             0
 Fees paid indirectly ...................................          0              0            0             0             0
                                                           ---------      ---------      -------       -------       -------
   Net expenses .........................................      4,115          2,832          450           363         1,511
                                                           ---------      ---------      -------       -------       -------
 Net investment income (loss) ...........................     (2,129)        (1,515)         985         1,742         4,904
                                                           ---------      ---------      -------       -------       -------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities .................................    209,832         82,554        1,570         1,149           633
  Futures contracts .....................................          0              0            0             0             0
  Foreign currency transactions .........................          0              0            0             0             0
                                                           ---------      ---------      -------       -------       -------
   Total net realized gain (loss) .......................    209,832         82,554        1,570         1,149           633
                                                           ---------      ---------      -------       -------       -------
 Change in unrealized appreciation (depreciation) on:
  Investment securities .................................    (26,884)        22,614        4,030          (474)         (984)
  Futures contracts .....................................          0              0            0             0             0
  Foreign currency transactions .........................          0              0            0             0             0
                                                           ---------      ---------      -------       -------       -------
   Total change in unrealized appreciation
     (depreciation) .....................................    (26,884)        22,614        4,030          (474)         (984)
                                                           ---------      ---------      -------       -------       -------
 Net gain (loss) on investment securities, futures
  contracts and foreign currency transactions ...........    182,948        105,168        5,600           675          (351)
                                                           ---------      ---------      -------       -------       -------
   Net increase (decrease) in net assets resulting
     from operations ....................................  $ 180,819      $ 103,653      $ 6,585       $ 2,417       $ 4,553
                                                           =========      =========      =======       =======       =======

See Notes to the Financial Statements, which is an integral part of this report.

                                                    1999 SEMI-ANNUAL REPORT  117

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)



                                                                                            WRL
                                                                                        GE/SCOTTISH                    WRL
                                                               WRL           WRL         EQUITABLE         WRL        THIRD
                                                            C.A.S.E.         NWQ       INTERNATIONAL        GE        AVENUE
                                                             GROWTH     VALUE EQUITY       EQUITY      U.S. EQUITY    VALUE
INVESTMENT INCOME:
 Interest ...............................................   $     33      $    157       $     52       $    177     $   43
 Dividends ..............................................        197         1,155            390            745        313
 Foreign tax withheld ...................................         (1)            0            (49)            (5)        (3)
                                                            ---------     --------       --------       ---------    -------
   Total investment income ..............................        229         1,312            393            917        353
                                                            --------      --------       --------       --------     ------
EXPENSES:
 Investment advisory fees ...............................        313           610            166            521         71
 Printing and shareholder reports .......................         25            30              8             15          2
 Custody fees ...........................................         27            16            131             57         16
 Administrative service fees ............................         18            21              5             14          2
 Legal fees .............................................          1             2              0              1          0
 Auditing and accounting fees ...........................          2             2              3              3          3
 Directors fees .........................................          0             0              0              0          0
 Registration fees ......................................          0             0              0              0          0
 Other fees .............................................          0             3              3              0          1
                                                            --------      --------       --------       --------     ------
   Total expenses .......................................        386           684            316            611         95
Less:
  Advisory fee waiver and expense reimbursement .........          0             0             67              0          6
  Fees paid indirectly ..................................          0             0              0              0          0
                                                            --------      --------       --------       --------     ------
   Net expenses .........................................        386           684            249            611         89
                                                            --------      --------       --------       --------     ------
 Net investment income (loss) ...........................       (157)          628            144            306        264
                                                            --------      --------       --------       --------     ------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities .................................      5,886         4,523          2,112          5,864       (234)
  Futures contracts .....................................          0             0           (123)            29          0
  Foreign currency transactions .........................          0             0             26             (1)         0
                                                            --------      --------       --------       ---------    ------
   Total net realized gain (loss) .......................      5,886         4,523          2,015          5,892       (234)
                                                            --------      --------       --------       --------     ------
 Change in unrealized appreciation (depreciation) on:
  Investment securities .................................     12,679        20,287         (1,272)        10,246        632
  Futures contracts .....................................          0             0            (27)            45          0
  Foreign currency transactions .........................          0             0              8              0          0
                                                            --------      --------       --------       --------     ------
   Total change in unrealized appreciation
     (depreciation) .....................................     12,679        20,287         (1,291)        10,291        632
                                                            --------      --------       --------       --------     ------
 Net gain (loss) on investment securities, futures
  contracts and foreign currency transactions ...........     18,565        24,810            724         16,183        398
                                                            --------      --------       --------       --------     ------
   Net increase (decrease) in net assets resulting
     from operations ....................................   $ 18,408      $ 25,438       $    868       $ 16,489     $  662
                                                            ========      ========       ========       ========     ======

See Notes to the Financial Statements, which is an integral part of this report.

118  WRL SERIES FUND, INC.

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

                                                               WRL
                                                           J.P. MORGAN         WRL              WRL                WRL
                                                           REAL ESTATE    GOLDMAN SACHS    GOLDMAN SACHS      T. ROWE PRICE
                                                            SECURITIES      GROWTH(1)       SMALL CAP(1)    DIVIDEND GROWTH(1)
INVESTMENT INCOME:
 Interest ...............................................     $  4            $   2            $   4              $  1
 Dividends ..............................................       81                3                5                 4
 Foreign tax withheld ...................................        0                0                0                 0
                                                              ----            -----            -----              ----
   Total investment income ..............................       85                5                9                 5
                                                              ----            -----            -----              ----
EXPENSES:
 Investment advisory fees ...............................       11                3                4                 2
 Printing and shareholder reports .......................        0                0                0                 0
 Custody fees ...........................................       27                8                3                 8
 Administrative service fees ............................        0                0                0                 0
 Legal fees .............................................        0                0                0                 0
 Auditing and accounting fees ...........................        4                1                1                 1
 Directors fees .........................................        0                0                0                 0
 Registration fees ......................................        0                0                0                 0
 Other fees .............................................        0                0                0                 0
                                                              ----            -----            -----              ----
   Total expenses .......................................       42               12                8                11
 Less:
  Advisory fee waiver and expense reimbursement .........       28                9                4                 9
  Fees paid indirectly ..................................        0                0                0                 0
                                                              ----            -----            -----              ----
   Net expenses .........................................       14                3                4                 2
                                                              ----            -----            -----              ----
 Net investment income (loss) ...........................       71                2                5                 3
                                                              ----            -----            -----              ----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities .................................       (5)              (5)               5                (1)
  Futures contracts .....................................        0                0               46                 0
  Foreign currency transactions .........................        0                0                0                 0
                                                              ----            -----            -----              ----
   Total net realized gain (loss) .......................       (5)              (5)              51                (1)
                                                              -----           ------           -----              -----
 Change in unrealized appreciation (depreciation) on:
  Investment securities .................................       19              111              207                30
  Futures contracts .....................................        0                0                0                 0
  Foreign currency transactions .........................        0                0                0                 0
                                                              ----            -----            -----              ----
   Total change in unrealized appreciation
     (depreciation) .....................................       19              111              207                30
                                                              ----            -----            -----              ----
 Net gain (loss) on investment securities, futures
   contracts and foreign currency transactions ..........       14              106              258                29
                                                              ----            -----            -----              ----
   Net increase (decrease) in net assets resulting
     from operations ....................................     $ 85            $ 108            $ 263              $ 32
                                                              ====            =====            =====              ====

See Notes to the Financial Statements, which is an integral part of this report.

                                                    1999 SEMI-ANNUAL REPORT  119

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)




                                                                   WRL              WRL               WRL               WRL
                                                              T. ROWE PRICE       SALOMON        PILGRIM BAXTER       DREYFUS
                                                               SMALL CAP(1)     ALL CAP(1)     MID CAP GROWTH(1)     MID CAP(1)
 INVESTMENT INCOME:
  Interest ...............................................        $   3            $   5             $   2              $  0
  Dividends ..............................................            1                5                 0                 1
  Foreign tax withheld ...................................            0                0                 0                 0
                                                                  -----            -----             -----              ----
    Total investment income ..............................            4               10                 2                 1
                                                                  -----            -----             -----              ----
 EXPENSES:
  Investment advisory fees ...............................            3                4                 2                 1
  Printing and shareholder reports .......................            0                0                 0                 0
  Custody fees ...........................................            6                3                 5                 3
  Administrative service fees ............................            0                0                 0                 0
  Legal fees .............................................            0                0                 0                 0
  Auditing and accounting fees ...........................            1                1                 1                 1
  Directors fees .........................................            0                0                 0                 0
  Registration fees ......................................            0                0                 0                 0
  Other fees .............................................            0                0                 0                 0
                                                                  -----            -----             -----              ----
    Total expenses .......................................           10                8                 8                 5
  Less:
   Advisory fee waiver and expense reimbursement .........            6                4                 6                 4
   Fees paid indirectly ..................................            0                0                 0                 0
                                                                  -----            -----             -----              ----
    Net expenses .........................................            4                4                 2                 1
                                                                  -----            -----             -----              ----
  Net investment income (loss) ...........................            0                6                 0                 0
                                                                  -----            -----             -----              ----
 REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
   Investment securities .................................            7               55                80                 5
   Futures contracts .....................................            0                0                 0                 0
   Foreign currency transactions .........................            0                0                 0                 0
                                                                  -----            -----             -----              ----
    Total net realized gain (loss) .......................            7               55                80                 5
                                                                  -----            -----             -----              ----
  Change in unrealized appreciation (depreciation) on:
   Investment securities .................................          407              152                74                27
   Futures contracts .....................................            0                0                 0                 0
   Foreign currency transactions .........................            0                0                 0                 0
                                                                  -----            -----             -----              ----
    Total change in unrealized appreciation
      (depreciation) .....................................          407              152                74                27
                                                                  -----            -----             -----              ----
  Net gain (loss) on investment securities, futures
   contracts and foreign currency transactions ...........          414              207               154                32
                                                                  -----            -----             -----              ----
    Net increase (decrease) in net assets resulting
      from operations ....................................        $ 414            $ 213             $ 154              $ 32
                                                                  =====            =====             =====              ====



See Notes to the Financial Statements, which is an integral part of this report.

120  WRL SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

                                                            WRL                          WRL
                                                        J.P. MORGAN                     AEGON
                                                        MONEY MARKET                     BOND
                                                ---------------------------- ----------------------------
                                                   JUNE 30,    DECEMBER 31,     JUNE 30,    DECEMBER 31,
                                                     1999          1998           1999          1998
                                                ------------- -------------- ------------- --------------
OPERATIONS:
 Net investment income (loss) .................  $     5,005   $     8,307     $   4,557     $   8,175
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions ...............            0             0           (25)        1,952
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ................................            0             0        (8,862)        2,580
                                                 -----------   -----------     ---------     ---------
 Net increase (decrease) in net assets
  resulting from operations ...................        5,005         8,307        (4,330)       12,707
                                                 -----------   -----------     ---------     ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ........................       (5,005)       (8,307)         (175)       (8,188)
 In excess of net investment income ...........            0             0             0             0
 Net realized gains ...........................            0             0             0             0
 In excess of net realized gains ..............            0             0             0             0
                                                 -----------   -----------     ---------     ---------
  Total distributions .........................       (5,005)       (8,307)         (175)       (8,188)
                                                 -----------   -----------     ---------     ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ............      443,757       415,785        24,810        81,280
 Dividends and distributions reinvested .......        5,005         8,307           175         8,188
 Cost of shares redeemed ......................     (371,032)     (374,069)      (31,253)      (52,897)
                                                 -----------   -----------     ---------     ---------
  Increase (decrease) in net assets from
   capital share transactions .................       77,730        50,023        (6,268)       36,571
                                                 -----------   -----------     ---------     ---------
 Net increase (decrease) in net assets ........       77,730        50,023       (10,773)       41,090
NET ASSETS:
 Beginning of period ..........................      169,731       119,708       170,744       129,654
                                                 -----------   -----------     ---------     ---------
 End of period ................................  $   247,461   $   169,731     $ 159,971     $ 170,744
                                                 ===========   ===========     =========     =========
  Undistributed (distributions in excess
   of) net investment income ..................  $         0   $         0     $   4,557     $     175
                                                 ===========   ===========     =========     =========
SHARE ACTIVITY:
 Shares outstanding - beginning of period            169,731       119,708        14,727        11,637
                                                 -----------   -----------     ---------     ---------
 Shares issued ................................      443,757       415,785         2,166         6,906
 Shares issued - reinvestment of dividends
  and distributions ...........................        5,005         8,307            15           706
 Shares redeemed ..............................     (371,032)     (374,069)       (2,727)       (4,522)
                                                 -----------   -----------     ---------     ---------
 Increase (decrease) in shares outstanding            77,730        50,023          (546)        3,090
                                                 -----------   -----------     ---------     ---------
 Shares outstanding - end of period ...........      247,461       169,731        14,181        14,727
                                                 ===========   ===========     =========     =========



                                                              WRL
                                                             JANUS
                                                            GROWTH
                                                -------------------------------
                                                    JUNE 30,      DECEMBER 31,
                                                      1999            1998
                                                --------------- ---------------
OPERATIONS:
 Net investment income (loss) .................   $      (637)    $     5,859
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions ...............       933,300         109,620
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ................................      (339,068)      1,067,908
                                                  -----------     -----------
 Net increase (decrease) in net assets
  resulting from operations ...................       593,595       1,183,387
                                                  -----------     -----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ........................          (446)         (4,582)
 In excess of net investment income ...........          (552)              0
 Net realized gains ...........................      (113,521)        (20,376)
 In excess of net realized gains ..............             0               0
                                                  -----------     -----------
  Total distributions .........................      (114,519)        (24,958)
                                                  -----------     -----------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ............       285,636         334,912
 Dividends and distributions reinvested .......       114,519          24,958
 Cost of shares redeemed ......................      (885,916)       (271,695)
                                                  -----------     -----------
  Increase (decrease) in net assets from
   capital share transactions .................      (485,761)         88,175
                                                  -----------     -----------
 Net increase (decrease) in net assets ........        (6,685)      1,246,604
NET ASSETS:
 Beginning of period ..........................     3,086,057       1,839,453
                                                  -----------     -----------
 End of period ................................   $ 3,079,372     $ 3,086,057
                                                  ===========     ===========
  Undistributed (distributions in excess
   of) net investment income ..................   $      (552)    $     1,083
                                                  ===========     ===========
SHARE ACTIVITY:
 Shares outstanding - beginning of period              51,486          49,925
                                                  -----------     -----------
 Shares issued ................................         4,258           7,017
 Shares issued - reinvestment of dividends
  and distributions ...........................         1,744             540
 Shares redeemed ..............................       (12,819)         (5,996)
                                                  -----------     -----------
 Increase (decrease) in shares outstanding             (6,817)          1,561
                                                  -----------     -----------
 Shares outstanding - end of period ...........        44,669          51,486
                                                  ===========     ===========

See Notes to the Financial Statements, which is an integral part of this report.

                                                    1999 SEMI-ANNUAL REPORT  121

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

                                                              WRL
                                                             JANUS
                                                            GLOBAL
                                                -------------------------------
                                                    JUNE 30,      DECEMBER 31,
                                                      1999            1998
                                                --------------- ---------------
OPERATIONS:
 Net investment income (loss) .................   $       756     $     2,155
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions ...............        46,060          40,987
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ................................       104,076         193,520
                                                  -----------     -----------
 Net increase (decrease) in net assets
  resulting from operations ...................       150,892         236,662
                                                  -----------     -----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ........................             0          (5,524)
 In excess of net investment income ...........             0               0
 Net realized gains ...........................       (16,850)        (34,430)
 In excess of net realized gains ..............             0          (2,669)
                                                  -----------     -----------
  Total distributions .........................       (16,850)        (42,623)
                                                  -----------     -----------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ............       127,474         170,974
 Dividends and distributions reinvested .......        16,850          42,623
 Cost of shares redeemed ......................       (91,448)       (123,837)
                                                  -----------     -----------
  Increase (decrease) in net assets from
   capital share transactions .................        52,876          89,760
                                                  -----------     -----------
 Net increase (decrease) in net assets ........       186,918         283,799
NET ASSETS:
 Beginning of period ..........................     1,069,765         785,966
                                                  -----------     -----------
 End of period ................................   $ 1,256,683     $ 1,069,765
                                                  ===========     ===========
  Undistributed (distributions in excess
   of) net investment income ..................   $      (716)    $    (1,472)
                                                  ===========     ===========
SHARE ACTIVITY:
 Shares outstanding - beginning of period              45,121          41,272
                                                  -----------     -----------
 Shares issued ................................         5,025           7,631
 Shares issued - reinvestment of dividends
  and distributions ...........................           655           1,899
 Shares redeemed ..............................        (3,608)         (5,681)
                                                  -----------     -----------
 Increase (decrease) in shares outstanding              2,072           3,849
                                                  -----------     -----------
 Shares outstanding - end of period ...........        47,193          45,121
                                                  ===========     ===========



                                                            WRL
                                                            LKCM                          WRL
                                                         STRATEGIC                       VKAM
                                                        TOTAL RETURN                EMERGING GROWTH
                                                ---------------------------- -----------------------------
                                                   JUNE 30,    DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                     1999          1998            1999           1998
                                                ------------- -------------- --------------- -------------
OPERATIONS:
 Net investment income (loss) .................   $   5,894     $  13,622      $    (2,129)    $  (2,449)
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions ...............      16,032        25,081          209,832        48,782
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ................................      17,077        12,649          (26,884)      178,298
                                                  ---------     ---------      -----------     ---------
 Net increase (decrease) in net assets
  resulting from operations ...................      39,003        51,352          180,819       224,631
                                                  ---------     ---------      -----------     ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ........................      (1,430)      (13,507)               0             0
 In excess of net investment income ...........           0             0                0             0
 Net realized gains ...........................     (17,685)      (11,332)         (21,765)      (28,331)
 In excess of net realized gains ..............           0             0                0             0
                                                  ---------     ---------      -----------     ---------
  Total distributions .........................     (19,115)      (24,839)         (21,765)      (28,331)
                                                  ---------     ---------      -----------     ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ............      32,148        61,940          134,404       124,046
 Dividends and distributions reinvested .......      19,115        24,839           21,765        28,331
 Cost of shares redeemed ......................     (51,984)      (47,557)         (97,592)      (87,240)
                                                  ---------     ---------      -----------     ---------
  Increase (decrease) in net assets from
   capital share transactions .................        (721)       39,222           58,577        65,137
                                                  ---------     ---------      -----------     ---------
 Net increase (decrease) in net assets ........      19,167        65,735          217,631       261,437
NET ASSETS:
 Beginning of period ..........................     592,312       526,577          853,440       592,003
                                                  ---------     ---------      -----------     ---------
 End of period ................................   $ 611,479     $ 592,312      $ 1,071,071     $ 853,440
                                                  =========     =========      ===========     =========
  Undistributed (distributions in excess
   of) net investment income ..................   $   6,097     $   1,633      $    (2,129)    $       0
                                                  =========     =========      ===========     =========
SHARE ACTIVITY:
 Shares outstanding - beginning of period            36,106        33,702           31,698        29,066
                                                  ---------     ---------      -----------     ---------
 Shares issued ................................       1,906         3,867            4,525         5,401
 Shares issued - reinvestment of dividends
  and distributions ...........................       1,152         1,537              729         1,183
 Shares redeemed ..............................      (3,089)       (3,000)          (3,307)       (3,952)
                                                  ---------     ---------      -----------     ---------
 Increase (decrease) in shares outstanding              (31)        2,404            1,947         2,632
                                                  ---------     ---------      -----------     ---------
 Shares outstanding - end of period ...........      36,075        36,106           33,645        31,698
                                                  =========     =========      ===========     =========

See Notes to the Financial Statements, which is an integral part of this report.

122  WRL SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

                                                              WRL
                                                             ALGER
                                                       AGGRESSIVE GROWTH
                                                  ----------------------------
                                                     JUNE 30,    DECEMBER 31,
                                                       1999          1998
                                                  ------------- --------------
OPERATIONS:
 Net investment income (loss) ...................   $  (1,515)    $    (885)
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .................      82,554        44,175
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ..................................      22,614       131,450
                                                    ---------     ---------
 Net increase (decrease) in net assets
  resulting from operations .....................     103,653       174,740
                                                    ---------     ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................      (7,520)            0
 In excess of net investment income .............      (1,515)       (1,181)
 Net realized gains .............................     (14,961)      (28,097)
 In excess of net realized gains ................           0             0
                                                    ---------     ---------
  Total distributions ...........................     (23,996)      (29,278)
                                                    ---------     ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............      92,965       125,033
 Dividends and distributions reinvested .........      23,996        29,278
 Cost of shares redeemed ........................     (46,399)      (61,775)
                                                    ---------     ---------
  Increase (decrease) in net assets from
   capital share transactions ...................      70,562        92,536
                                                    ---------     ---------
 Net increase (decrease) in net assets ..........     150,219       237,998
NET ASSETS:
 Beginning of period ............................     574,164       336,166
                                                    ---------     ---------
 End of period ..................................   $ 724,383     $ 574,164
                                                    =========     =========
  Undistributed (distributions in excess
   of) net investment income ....................   $  (1,515)    $   9,035
                                                    =========     =========
SHARE ACTIVITY:
 Shares outstanding - beginning of period              25,588        20,952
                                                    ---------     ---------
 Shares issued ..................................       3,800         6,605
 Shares issued - reinvestment of dividends
  and distributions .............................       1,013         1,461
 Shares redeemed ................................      (1,933)       (3,430)
                                                    ---------     ---------
 Increase (decrease) in shares outstanding              2,880         4,636
                                                    ---------     ---------
 Shares outstanding - end of period .............      28,468        25,588
                                                    =========     =========



                                                              WRL                         WRL
                                                             AEGON                     FEDERATED
                                                            BALANCED                GROWTH & INCOME
                                                  ---------------------------- --------------------------
                                                     JUNE 30,    DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                       1999          1998          1999          1998
                                                  ------------- -------------- ------------ -------------
OPERATIONS:
 Net investment income (loss) ...................   $     985     $    2,451    $    1,742   $    3,330
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .................       1,570         (2,695)        1,149        1,377
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ..................................       4,030          6,041          (474)      (2,082)
                                                    ---------     ----------    ----------   ----------
 Net increase (decrease) in net assets
  resulting from operations .....................       6,585          5,797         2,417        2,625
                                                    ---------     ----------    ----------   ----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................        (614)        (2,097)       (1,571)      (3,680)
 In excess of net investment income .............           0              0             0            0
 Net realized gains .............................           0              0          (573)        (645)
 In excess of net realized gains ................           0            (90)            0            0
                                                    ---------     ----------    ----------   ----------
  Total distributions ...........................        (614)        (2,187)       (2,144)      (4,325)
                                                    ---------     ----------    ----------   ----------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............      16,608         27,666        10,989       44,343
 Dividends and distributions reinvested .........         614          2,187         2,144        4,325
 Cost of shares redeemed ........................      (5,628)       (11,914)      (15,482)     (19,844)
                                                    ---------     ----------    ----------   ----------
  Increase (decrease) in net assets from
   capital share transactions ...................      11,594         17,939        (2,349)      28,824
                                                    ---------     ----------    ----------   ----------
 Net increase (decrease) in net assets ..........      17,565         21,549        (2,076)      27,124
NET ASSETS:
 Beginning of period ............................      95,000         73,451        87,616       60,492
                                                    ---------     ----------    ----------   ----------
 End of period ..................................   $ 112,565     $   95,000    $   85,540   $   87,616
                                                    =========     ==========    ==========   ==========
  Undistributed (distributions in excess
   of) net investment income ....................   $     687     $      316    $    1,799   $    1,628
                                                    =========     ==========    ==========   ==========
SHARE ACTIVITY:
 Shares outstanding - beginning of period               7,574          6,116         7,135        4,817
                                                    ---------     ----------    ----------   ----------
 Shares issued ..................................       1,288          2,254           911        3,566
 Shares issued - reinvestment of dividends
  and distributions .............................          47            175           173          354
 Shares redeemed ................................        (439)          (971)       (1,295)      (1,602)
                                                    ---------     ----------    ----------   ----------
 Increase (decrease) in shares outstanding                896          1,458          (211)       2,318
                                                    ---------     ----------    ----------   ----------
 Shares outstanding - end of period .............       8,470          7,574         6,924        7,135
                                                    =========     ==========    ==========   ==========



See Notes to the Financial Statements, which is an integral part of this report.

                                                    1999 SEMI-ANNUAL REPORT  123

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

                                                              WRL                          WRL
                                                           DEAN ASSET                   C.A.S.E.
                                                           ALLOCATION                    GROWTH
                                                  ---------------------------- ---------------------------
                                                     JUNE 30,    DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                       1999          1998          1999          1998
                                                  ------------- -------------- ------------ --------------
OPERATIONS:
 Net investment income (loss) ...................   $   4,904     $   9,895     $     (157)   $       89
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .................         633        19,941          5,886         7,730
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ..................................        (984)       (3,713)        12,679        (6,329)
                                                    ---------     ---------     ----------    ----------
 Net increase (decrease) in net assets
  resulting from operations .....................       4,553        26,123         18,408         1,490
                                                    ---------     ---------     ----------    ----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................      (1,446)      (10,269)        (3,797)       (1,766)
 In excess of net investment income .............           0             0           (157)       (4,411)
 Net realized gains .............................      (1,562)      (24,569)             0          (411)
 In excess of net realized gains ................           0             0              0             0
                                                    ---------     ---------     ----------    ----------
  Total distributions ...........................      (3,008)      (34,838)        (3,954)       (6,588)
                                                    ---------     ---------     ----------    ----------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............      12,416        65,710         25,139        27,821
 Dividends and distributions reinvested .........       3,008        34,838          3,954         6,588
 Cost of shares redeemed ........................     (39,877)      (28,840)       (22,381)      (20,506)
                                                    ---------     ---------     ----------    ----------
  Increase (decrease) in net assets from
   capital share transactions ...................     (24,453)       71,708          6,712        13,903
                                                    ---------     ---------     ----------    ----------
 Net increase (decrease) in net assets ..........     (22,908)       62,993         21,166         8,805
NET ASSETS:
 Beginning of period ............................     365,738       302,745         69,401        60,596
                                                    ---------     ---------     ----------    ----------
 End of period ..................................   $ 342,830     $ 365,738     $   90,567    $   69,401
                                                    =========     =========     ==========    ==========
  Undistributed (distributions in excess
   of) net investment income ....................   $   4,794     $   1,336     $     (157)   $    3,954
                                                    =========     =========     ==========    ==========
SHARE ACTIVITY:
 Shares outstanding - beginning of period              27,393        22,239          5,342         4,325
                                                    ---------     ---------     ----------    ----------
 Shares issued ..................................         922         4,661          1,673         2,031
 Shares issued - reinvestment of dividends
  and distributions .............................         224         2,566            258           505
 Shares redeemed ................................      (2,977)       (2,073)        (1,490)       (1,519)
                                                    ---------     ---------     ----------    ----------
 Increase (decrease) in shares outstanding             (1,831)        5,154            441         1,017
                                                    ---------     ---------     ----------    ----------
 Shares outstanding - end of period .............      25,562        27,393          5,783         5,342
                                                    =========     =========     ==========    ==========



                                                              WRL
                                                              NWQ
                                                         VALUE EQUITY
                                                  ---------------------------
                                                     JUNE 30,    DECEMBER 31,
                                                       1999          1998
                                                  ------------- -------------
OPERATIONS:
 Net investment income (loss) ...................   $     628     $   1,599
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .................       4,523         7,509
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ..................................      20,287       (21,758)
                                                    ---------     ---------
 Net increase (decrease) in net assets
  resulting from operations .....................      25,438       (12,650)
                                                    ---------     ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................        (607)       (1,703)
 In excess of net investment income .............           0        (1,500)
 Net realized gains .............................           0        (7,955)
 In excess of net realized gains ................          (4)       (3,222)
                                                    ----------    ---------
  Total distributions ...........................        (611)      (14,380)
                                                    ---------     ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............      38,531        60,182
 Dividends and distributions reinvested .........         611        14,380
 Cost of shares redeemed ........................     (44,102)      (63,810)
                                                    ---------     ---------
  Increase (decrease) in net assets from
   capital share transactions ...................      (4,960)       10,752
                                                    ---------     ---------
 Net increase (decrease) in net assets ..........      19,867       (16,278)
NET ASSETS:
 Beginning of period ............................     157,157       173,435
                                                    ---------     ---------
 End of period ..................................   $ 177,024     $ 157,157
                                                    =========     =========
  Undistributed (distributions in excess
   of) net investment income ....................   $     628     $     607
                                                    =========     =========
SHARE ACTIVITY:
 Shares outstanding - beginning of period              12,972        12,473
                                                    ---------     ---------
 Shares issued ..................................       2,822         4,316
 Shares issued - reinvestment of dividends
  and distributions .............................          43         1,168
 Shares redeemed ................................      (3,460)       (4,985)
                                                    ---------     ---------
 Increase (decrease) in shares outstanding               (595)          499
                                                    ---------     ---------
 Shares outstanding - end of period .............      12,377        12,972
                                                    =========     =========

See Notes to the Financial Statements, which is an integral part of this report.

124  WRL SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

                                                              WRL
                                                     GE/SCOTTISH EQUITABLE
                                                     INTERNATIONAL EQUITY
                                                  ---------------------------
                                                    JUNE 30,    DECEMBER 31,
                                                      1999          1998
                                                  ------------ --------------
OPERATIONS:
 Net investment income (loss) ...................  $     144     $      81
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .................      2,015          (548)
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ..................................     (1,291)        2,913
                                                   ---------     ---------
Net increase (decrease) in net assets
 resulting from operations ......................        868         2,446
                                                   ---------     ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................        (45)          (23)
 In excess of net investment income .............          0             0
 Net realized gains .............................          0             0
 In excess of net realized gains ................          0             0
                                                   ---------     ---------
  Total distributions ...........................        (45)          (23)
                                                   ---------     ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............    101,889        26,504
 Dividends and distributions reinvested .........         45            23
 Cost of shares redeemed ........................    (98,202)      (16,596)
                                                   ---------     ---------
  Increase (decrease) in net assets from
   capital share transactions ...................      3,732         9,931
                                                   ---------     ---------
 Net increase (decrease) in net assets ..........      4,555        12,354
NET ASSETS:
 Beginning of period ............................     32,149        19,795
                                                   ---------     ---------
 End of period ..................................  $  36,704     $  32,149
                                                   =========     =========
  Undistributed (distributions in excess
   of) net investment income ....................  $     141     $      42
                                                   =========     =========
SHARE ACTIVITY:
 Shares outstanding - beginning of period              2,664         1,850
                                                   ---------     ---------
 Shares issued ..................................      8,407         2,225
 Shares issued - reinvestment of dividends
  and distributions .............................          4             2
 Shares redeemed ................................     (8,061)       (1,413)
                                                   ---------     ---------
 Increase (decrease) in shares outstanding               350           814
                                                   ---------     ---------
 Shares outstanding - end of period .............      3,014         2,664
                                                   =========     =========



                                                              WRL                         WRL
                                                              GE                     THIRD AVENUE
                                                          U.S. EQUITY                    VALUE
                                                  ---------------------------- --------------------------
                                                     JUNE 30,    DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                       1999          1998          1999        1998(1)
                                                  ------------- -------------- ------------ -------------
OPERATIONS:
 Net investment income (loss) ...................   $     306     $     472      $    264     $     86
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .................       5,892         4,584          (234)         292
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ..................................      10,291        11,132           632       (1,456)
                                                    ---------     ---------      --------     --------
Net increase (decrease) in net assets
 resulting from operations ......................      16,489        16,188           662       (1,078)
                                                    ---------     ---------      --------     --------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................      (1,284)       (1,004)         (327)         (50)
 In excess of net investment income .............           0        (2,280)            0            0
 Net realized gains .............................      (1,146)         (758)            0            0
 In excess of net realized gains ................           0             0             0            0
                                                    ---------     ---------      --------     --------
  Total distributions ...........................      (2,430)       (4,042)         (327)         (50)
                                                    ---------     ---------      --------     --------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............      55,814        82,493         5,206       24,952
 Dividends and distributions reinvested .........       2,430         4,042           327           50
 Cost of shares redeemed ........................     (24,210)      (30,829)       (4,385)      (5,668)
                                                    ---------     ---------      --------     --------
  Increase (decrease) in net assets from
   capital share transactions ...................      34,034        55,706         1,148       19,334
                                                    ---------     ---------      --------     --------
 Net increase (decrease) in net assets ..........      48,093        67,852         1,483       18,206
NET ASSETS:
 Beginning of period ............................     110,803        42,951        18,206            0
                                                    ---------     ---------      --------     --------
 End of period ..................................   $ 158,896     $ 110,803      $ 19,689     $ 18,206
                                                    =========     =========      ========     ========
  Undistributed (distributions in excess
   of) net investment income ....................   $     297     $   1,275      $    265     $    328
                                                    =========     =========      ========     ========
SHARE ACTIVITY:
 Shares outstanding - beginning of period               7,684         3,511         1,960            0
                                                    ---------     ---------      --------     --------
 Shares issued ..................................       3,654         6,159           565        2,566
 Shares issued - reinvestment of dividends
  and distributions .............................         155           286            35            6
 Shares redeemed ................................      (1,621)       (2,272)         (487)        (612)
                                                    ---------     ---------      --------     --------
 Increase (decrease) in shares outstanding              2,188         4,173           113        1,960
                                                    ---------     ---------      --------     --------
 Shares outstanding - end of period .............       9,872         7,684         2,073        1,960
                                                    =========     =========      ========     ========

See Notes to the Financial Statements, which is an integral part of this report.

                                                    1999 SEMI-ANNUAL REPORT  125

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

                                                             WRL                   WRL             WRL              WRL
                                                         J.P. MORGAN          GOLDMAN SACHS   GOLDMAN SACHS    T. ROWE PRICE
                                                    REAL ESTATE SECURITIES        GROWTH        SMALL CAP     DIVIDEND GROWTH
                                                  -------------------------- --------------- --------------- ----------------
                                                    JUNE 30,   DECEMBER 31,      JUNE 30,        JUNE 30,        JUNE 30,
                                                      1999        1998(1)        1999(1)         1999(1)          1999(1)
                                                  ----------- -------------- --------------- --------------- ----------------
OPERATIONS:
 Net investment income (loss) ...................  $     71      $     72        $     2         $     5         $     3
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .................        (5)         (272)            (5)             51              (1)
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ..................................        19           (77)           111             207              30
                                                   --------      --------        -------         -------         -------
 Net increase (decrease) in net assets
  resulting from operations .....................        85          (277)           108             263              32
                                                   --------      --------        -------         -------         -------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................       (62)            0              0               0               0
 In excess of net investment income .............         0             0              0               0               0
 Net realized gains .............................         0             0              0               0               0
 In excess of net realized gains ................         0             0              0               0               0
                                                   --------      --------        -------         -------         -------
  Total distributions ...........................       (62)            0              0               0               0
                                                   --------      --------        -------         -------         -------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............     5,359         4,110          3,060           5,006           1,984
 Dividends and distributions reinvested .........        62             0              0               0               0
 Cost of shares redeemed ........................    (3,746)       (1,419)          (988)           (445)            (22)
                                                   --------      --------        -------         -------         -------
  Increase (decrease) in net assets from
    capital share transactions ..................     1,675         2,691          2,072           4,561           1,962
                                                   --------      --------        -------         -------         -------
 Net increase (decrease) in net assets ..........     1,698         2,414          2,180           4,824           1,994
NET ASSETS:
 Beginning of period ............................     2,414             0              0               0               0
                                                   --------      --------        -------         -------         -------
 End of period ..................................  $  4,112      $  2,414        $ 2,180         $ 4,824         $ 1,994
                                                   ========      ========        =======         =======         =======
  Undistributed (distributions in excess
    of) net investment income ...................  $     81      $     72        $     2         $     5         $     3
                                                   ========      ========        =======         =======         =======
SHARE ACTIVITY:
 Shares outstanding - beginning of period               284             0              0               0               0
                                                   --------      --------        -------         -------         -------
 Shares issued ..................................       608           448            309             494             200
 Shares issued - reinvestment of dividends
  and distributions .............................         7             0              0               0               0
 Shares redeemed ................................      (432)         (164)           (99)            (43)             (2)
                                                   --------      --------        -------         -------         --------
 Increase (decrease) in shares outstanding              183           284            210             451             198
                                                   --------      --------        -------         -------         -------
 Shares outstanding - end of period .............       467           284            210             451             198
                                                   ========      ========        =======         =======         =======

See Notes to the Financial Statements, which is an integral part of this report.

126  WRL SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

                                                          WRL             WRL              WRL            WRL
                                                     T. ROWE PRICE      SALOMON      PILGRIM BAXTER     DREYFUS
                                                       SMALL CAP        ALL CAP      MID CAP GROWTH     MID CAP
                                                    ---------------   -----------   ----------------   ---------
                                                        JUNE 30,        JUNE 30         JUNE 30,        JUNE 30,
                                                        1999(1)         1999(1)          1999(1)        1999(1)
                                                    ---------------   -----------   ----------------   ---------
OPERATIONS:
 Net investment income (loss) ...................       $     0         $     6         $      0        $    0
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions .................             7              55               80             5
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ..................................           407             152               74            27
                                                        -------         -------         --------        ------
 Net increase (decrease) in net assets
  resulting from operations .....................           414             213              154            32
                                                        -------         -------         --------        ------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ..........................             0               0                0             0
 In excess of net investment income .............             0               0                0             0
 Net realized gains .............................             0               0                0             0
 In excess of net realized gains ................             0               0                0             0
                                                        -------         -------         --------        ------
  Total distributions ...........................             0               0                0             0
                                                        -------         -------         --------        ------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ..............         5,304           5,534            1,859           775
 Dividends and distributions reinvested .........             0               0                0             0
 Cost of shares redeemed ........................           (13)            (12)          (1,039)         (102)
                                                        -------         -------         --------        ------
  Increase (decrease) in net assets from
   capital share transactions ...................         5,291           5,522              820           673
                                                        -------         -------         --------        ------
 Net increase (decrease) in net assets ..........         5,705           5,735              974           705
NET ASSETS:
 Beginning of period ............................             0               0                0             0
                                                        -------         -------         --------        ------
 End of period ..................................       $ 5,705         $ 5,735         $    974        $  705
                                                        =======         =======         ========        ======
  Undistributed (distributions in excess
   of) net investment income ....................       $     0         $     6         $      0        $    0
                                                        =======         =======         ========        ======
SHARE ACTIVITY:
 Shares outstanding - beginning of period                     0               0                0             0
                                                        -------         -------         --------        ------
 Shares issued ..................................           510             535              186            77
 Shares issued - reinvestment of dividends
  and distributions .............................             0               0                0             0
 Shares redeemed ................................            (1)             (1)             (98)          (10)
                                                        --------        --------        --------        ------
 Increase (decrease) in shares outstanding                  509             534               88            67
                                                        -------         -------         --------        ------
 Shares outstanding - end of period .............           509             534               88            67
                                                        =======         =======         ========        ======

See Notes to the Financial Statements, which is an integral part of this report.

                                                    1999 SEMI-ANNUAL REPORT  127

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED
(UNAUDITED)



                                                                      WRL J.P. MORGAN MONEY MARKET
                                                                     ===============================
                                                                         JUNE 30,     DECEMBER 31,
                                                                     --------------- ---------------
                                                                           1999            1998
                                                                     --------------- ---------------
Net asset value, beginning of period ...............................    $    1.00       $    1.00
 Income from operations:
  Net investment income (loss) .....................................         0.02            0.05
  Net realized and unrealized gain (loss) on investments ...........         0.00            0.00
                                                                        ---------       ---------
   Net income (loss) from operations ...............................         0.02            0.05
                                                                        ---------       ---------
 Distributions:
  Dividends from net investment income .............................        (0.02)          (0.05)
  Dividends in excess of net investment income .....................         0.00            0.00
  Distributions from net realized gains on investments .............         0.00            0.00
  Distributions in excess of net realized gains on investments .....         0.00            0.00
                                                                        ---------       ---------
   Total distributions .............................................        (0.02)          (0.05)
                                                                        ---------       ---------
Net asset value, end of period .....................................    $    1.00       $    1.00
                                                                        =========       =========
Total return .......................................................        2.23%            5.26%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................    $247,461      $   169,731
  Ratio of expenses to average net assets ..........................        0.45%            0.46%
  Ratio of net investment income (loss) to average net assets ......        4.66%            5.24%
  Portfolio turnover rate ..........................................        n/a             n/a



                                                                              WRL J.P. MORGAN MONEY MARKET
                                                                     ===============================================
                                                                                      DECEMBER 31,
                                                                     -----------------------------------------------
                                                                           1997            1996           1995
                                                                     --------------- --------------- --------------
Net asset value, beginning of period ...............................    $    1.00       $    1.00       $   1.00
 Income from operations:
  Net investment income (loss) .....................................         0.05            0.05           0.05
  Net realized and unrealized gain (loss) on investments ...........         0.00            0.00           0.00
                                                                        ---------       ---------       --------
   Net income (loss) from operations ...............................         0.05            0.05           0.05
                                                                        ---------       ---------       --------
 Distributions:
  Dividends from net investment income .............................        (0.05)          (0.05)         (0.05)
  Dividends in excess of net investment income .....................         0.00            0.00           0.00
  Distributions from net realized gains on investments .............         0.00            0.00           0.00
  Distributions in excess of net realized gains on investments .....         0.00            0.00           0.00
                                                                        ---------       ---------       --------
   Total distributions .............................................        (0.05)          (0.05)         (0.05)
                                                                        ---------       ---------       --------
Net asset value, end of period .....................................    $    1.00       $    1.00       $   1.00
                                                                        =========       =========       ========
Total return .......................................................        5.24%           5.03%          5.40%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................     $119,708      $  122,114       $ 80,544
  Ratio of expenses to average net assets ..........................        0.48%           0.52%          0.56%
  Ratio of net investment income (loss) to average net assets ......        5.32%           5.03%          5.30%
  Portfolio turnover rate ..........................................        n/a             n/a             n/a



                                                                     WRL J.P. MORGAN
                                                                       MONEY MARKET
                                                                     ================
                                                                       DECEMBER 31,
                                                                     ----------------
                                                                           1994
                                                                     ----------------
Net asset value, beginning of period ...............................    $     1.00
 Income from operations:
  Net investment income (loss) .....................................          0.04
  Net realized and unrealized gain (loss) on investments ...........          0.00
                                                                        ----------
   Net income (loss) from operations ...............................          0.04
                                                                        ----------
 Distributions:
  Dividends from net investment income .............................         (0.04)
  Dividends in excess of net investment income .....................          0.00
  Distributions from net realized gains on investments .............          0.00
  Distributions in excess of net realized gains on investments .....          0.00
                                                                        ----------
   Total distributions .............................................         (0.04)
                                                                        ----------
Net asset value, end of period .....................................    $     1.00
                                                                        ==========
Total return .......................................................          3.44 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................    $   93,081
  Ratio of expenses to average net assets ..........................          0.60 %
  Ratio of net investment income (loss) to average net assets ......          3.59 %
  Portfolio turnover rate ..........................................       n/a


                                                                            WRL AEGON BOND
                                                                     =============================
                                                                        JUNE 30,     DECEMBER 31,
                                                                     -------------- --------------
                                                                          1999           1998
                                                                     -------------- --------------
Net asset value, beginning of period ...............................    $  11.59       $  11.14
 Income from operations: ...........................................
  Net investment income (loss) .....................................        0.32           0.64
  Net realized and unrealized gain (loss) on investments ...........       (0.62)          0.40
                                                                        --------       --------
   Net income (loss) from operations ...............................       (0.30)          1.04
                                                                        --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.01)         (0.59)
  Dividends in excess of net investment income .....................        0.00           0.00
  Distributions from net realized gains on investments .............        0.00           0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00
                                                                        --------       --------
   Total distributions .............................................       (0.01)         (0.59)
                                                                        --------       --------
Net asset value, end of period .....................................    $  11.28       $  11.59
                                                                        ========       ========
Total return .......................................................       (2.60)%         9.32 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................    $159,971      $ 170,744
  Ratio of expenses to average net assets ..........................        0.53 %         0.54 %
  Ratio of net investment income (loss) to average net assets ......        5.51 %         5.54 %
  Portfolio turnover rate ..........................................       16.20 %        51.60 %



                                                                                         WRL AEGON BOND
                                                                     =======================================================
                                                                                          DECEMBER 31,
                                                                     -------------------------------------------------------
                                                                          1997           1996          1995         1994
                                                                     -------------- ------------- ------------- ------------
Net asset value, beginning of period ...............................    $  10.71      $  11.35      $   9.80      $  11.24
 Income from operations: ...........................................
  Net investment income (loss) .....................................        0.65          0.64          0.69          0.63
  Net realized and unrealized gain (loss) on investments ...........        0.32         (0.64)         1.55         (1.44)
                                                                        --------      --------      --------      --------
   Net income (loss) from operations ...............................        0.97          0.00          2.24         (0.81)
                                                                        --------      --------      --------      --------
 Distributions:
  Dividends from net investment income .............................       (0.54)        (0.64)        (0.69)        (0.63)
  Dividends in excess of net investment income .....................        0.00          0.00          0.00          0.00
  Distributions from net realized gains on investments .............        0.00          0.00          0.00          0.00
  Distributions in excess of net realized gains on investments .....        0.00          0.00          0.00          0.00
                                                                        --------      --------      --------      --------
   Total distributions .............................................       (0.54)        (0.64)        (0.69)        (0.63)
                                                                        --------      --------      --------      --------
Net asset value, end of period .....................................    $  11.14      $  10.71      $  11.35      $   9.80
                                                                        ========      ========      ========      ========
Total return .......................................................        9.16 %        0.14 %       22.99 %       (6.94)%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................    $129,654      $ 95,759      $ 96,972      $ 71,064
  Ratio of expenses to average net assets ..........................        0.64 %        0.64 %        0.61 %        0.59 %
  Ratio of net investment income (loss) to average net assets ......        5.90 %        5.96 %        6.45 %        5.94 %
  Portfolio turnover rate ..........................................      213.03 %      187.72 %      120.54 %      131.73 %

See Notes to the Financial Statements, which is an integral part of this report.

128  WRL SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED
(UNAUDITED)



                                                                                 WRL JANUS GROWTH
                                                                         =================================
                                                                             JUNE 30,       DECEMBER 31,
                                                                         ---------------- ----------------
                                                                               1999             1998
                                                                         ---------------- ----------------
Net asset value, beginning of period ...................................    $    59.94       $    36.84
 Income from operations:
  Net investment income (loss) .........................................         (0.01)            0.12
  Net realized and unrealized gain (loss) on investments ...............         11.69            23.49
                                                                            ----------       ----------
  Net income (loss) from operations ....................................         11.68            23.61
                                                                            ----------       ----------
 Distributions:
  Dividends from net investment income .................................         (0.01)           (0.09)
  Dividends in excess of net investment income .........................         (0.01)            0.00
  Distributions from net realized gains on investments .................         (2.66)           (0.42)
  Distributions in excess of net realized gains on investments .........          0.00             0.00
                                                                            ----------       ----------
   Total distributions .................................................         (2.68)           (0.51)
                                                                            ----------       ----------
Net asset value, end of period .........................................    $    68.94       $    59.94
                                                                            ==========       ==========
Total return ...........................................................         19.71 %          64.47 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) ...........................    $3,079,372      $ 3,086,057
  Ratio of expenses to average net assets ..............................          0.80 %           0.83 %
  Ratio of net investment income (loss) to average net assets ..........         (0.04)%           0.25 %
  Portfolio turnover rate ..............................................         43.77 %          35.29 %



                                                                                          WRL JANUS GROWTH
                                                                         ===================================================
                                                                                            DECEMBER 31,
                                                                         ---------------------------------------------------
                                                                               1997             1996             1995
                                                                         ---------------- ---------------- ----------------
Net asset value, beginning of period ...................................    $    35.00       $    31.66       $    23.81
 Income from operations:
  Net investment income (loss) .........................................          0.31             0.34             0.26
  Net realized and unrealized gain (loss) on investments ...............          5.88             5.35            10.97
                                                                            ----------       ----------       ----------
  Net income (loss) from operations ....................................          6.19             5.69            11.23
                                                                            ----------       ----------       ----------
 Distributions:
  Dividends from net investment income .................................         (0.26)           (0.35)           (0.24)
  Dividends in excess of net investment income .........................          0.00            (0.01)            0.00
  Distributions from net realized gains on investments .................         (4.09)           (1.99)           (3.14)
  Distributions in excess of net realized gains on investments .........          0.00             0.00             0.00
                                                                            ----------       ----------       ----------
   Total distributions .................................................         (4.35)           (2.35)           (3.38)
                                                                            ----------       ----------       ----------
Net asset value, end of period .........................................    $    36.84       $    35.00       $    31.66
                                                                            ==========       ==========       ==========
Total return ...........................................................        17.54%           17.96%           47.12%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ...........................    $1,839,453      $ 1,527,409      $ 1,195,174
  Ratio of expenses to average net assets ..............................         0.87%            0.88%             0.86%
  Ratio of net investment income (loss) to average net assets ..........         0.80%            0.98%             0.90%
  Portfolio turnover rate ..............................................        85.88%           45.21%           130.48%




                                                                           WRL JANUS
                                                                             GROWTH
                                                                         =============
                                                                         DECEMBER 31,
                                                                         -------------
                                                                              1994
                                                                         -------------
Net asset value, beginning of period ...................................   $  26.25
 Income from operations:
  Net investment income (loss) .........................................       0.22
  Net realized and unrealized gain (loss) on investments ...............      (2.41)
                                                                           --------
  Net income (loss) from operations ....................................      (2.19)
                                                                           --------
 Distributions:
  Dividends from net investment income .................................      (0.22)
  Dividends in excess of net investment income .........................       0.00
  Distributions from net realized gains on investments .................       0.00
  Distributions in excess of net realized gains on investments .........      (0.03)
                                                                           --------
   Total distributions .................................................      (0.25)
                                                                           --------
Net asset value, end of period .........................................   $  23.81
                                                                           ========
Total return ...........................................................      (8.31)%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ...........................   $814,383
  Ratio of expenses to average net assets ..............................       0.84 %
  Ratio of net investment income (loss) to average net assets ..........       0.88 %
  Portfolio turnover rate ..............................................     107.33 %


                                                                                  WRL JANUS GLOBAL
                                                                         ===================================
                                                                              JUNE 30,       DECEMBER 31,
                                                                         ----------------- -----------------
                                                                                1999              1998
                                                                         ----------------- -----------------
Net asset value, beginning of period ...................................    $     23.71       $     19.04
 Income from operations:
  Net investment income (loss) .........................................           0.02              0.05
  Net realized and unrealized gain (loss) on investments ...............           3.26              5.61
                                                                            -----------       -----------
  Net income (loss) from operations ....................................           3.28              5.66
                                                                            -----------       -----------
 Distributions:
  Dividends from net investment income .................................           0.00             (0.13)
  Dividends in excess of net investment income .........................           0.00              0.00
  Distributions from net realized gains on investments .................          (0.36)            (0.80)
  Distributions in excess of net realized gains on investments .........           0.00             (0.06)
                                                                            -----------       -----------
   Total distributions .................................................          (0.36)            (0.99)
                                                                            -----------       -----------
Net asset value, end of period .........................................    $     26.63       $     23.71
                                                                            ===========       ===========
Total return ...........................................................         13.91%            30.01%
Ratios and supplemental data:
  Net assets at end of period (in thousands) ...........................    $ 1,256,683       $ 1,069,765
  Ratio of expenses to average net assets ..............................          0.92%             0.95%
  Ratio of net investment income (loss) to average net assets ..........          0.13%             0.23%
  Portfolio turnover rate ..............................................         29.62%            87.36%



                                                                                          WRL JANUS GLOBAL
                                                                         ===================================================
                                                                                            DECEMBER 31,
                                                                         ---------------------------------------------------
                                                                               1997             1996             1995
                                                                         ---------------- ---------------- ----------------
Net asset value, beginning of period ...................................    $    18.12       $    15.52       $    13.12
 Income from operations:
  Net investment income (loss) .........................................          0.08             0.08             0.10
  Net realized and unrealized gain (loss) on investments ...............          3.32             4.20             2.91
                                                                            ----------       ----------       ----------
  Net income (loss) from operations ....................................          3.40             4.28             3.01
                                                                            ----------       ----------       ----------
 Distributions:
  Dividends from net investment income .................................         (0.13)           (0.04)            0.00
  Dividends in excess of net investment income .........................         (1.01)           (0.17)            0.00
  Distributions from net realized gains on investments .................         (1.34)           (1.47)           (0.61)
  Distributions in excess of net realized gains on investments .........          0.00             0.00             0.00
                                                                            ----------       ----------       ----------
   Total distributions .................................................         (2.48)           (1.68)           (0.61)
                                                                            ----------       ----------       ----------
Net asset value, end of period .........................................    $    19.04       $    18.12       $    15.52
                                                                            ==========       ==========       ==========
Total return ...........................................................         18.75 %          27.74 %          23.06 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) ...........................    $  785,966      $   534,820      $   289,506
  Ratio of expenses to average net assets ..............................          1.00 %           0.99 %           0.99 %
  Ratio of net investment income (loss) to average net assets ..........          0.41 %           0.46 %           0.75 %
  Portfolio turnover rate ..............................................         97.54 %          88.31 %         130.60 %



                                                                         WRL JANUS GLOBAL
                                                                         ================
                                                                           DECEMBER 31,
                                                                         ----------------
                                                                               1994
                                                                         ----------------
Net asset value, beginning of period ...................................    $    13.62
 Income from operations:
  Net investment income (loss) .........................................          0.10
  Net realized and unrealized gain (loss) on investments ...............          0.10
                                                                            ----------
  Net income (loss) from operations ....................................          0.20
                                                                            ----------
 Distributions:
  Dividends from net investment income .................................         (0.10)
  Dividends in excess of net investment income .........................         (0.01)
  Distributions from net realized gains on investments .................         (0.56)
  Distributions in excess of net realized gains on investments .........         (0.03)
                                                                            ----------
   Total distributions .................................................         (0.70)
                                                                            ----------
Net asset value, end of period .........................................    $    13.12
                                                                            ==========
Total return ...........................................................          0.25 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) ...........................    $  261,778
  Ratio of expenses to average net assets ..............................          1.01 %
  Ratio of net investment income (loss) to average net assets ..........          0.73 %
  Portfolio turnover rate ..............................................        192.06 %

See Notes to the Financial Statements, which is an integral part of this report.

                                                     1999 SEMI-ANNUAL REPORT 129

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED
(UNAUDITED)



                                                                     WRL LKCM STRATEGIC TOTAL RETURN
                                                                     ===============================
                                                                         JUNE 30,     DECEMBER 31,
                                                                     --------------- ---------------
                                                                           1999            1998
                                                                     --------------- ---------------
Net asset value, beginning of period ...............................    $   16.40       $   15.62
 Income from operations:
  Net investment income (loss) .....................................         0.17            0.39
  Net realized and unrealized gain (loss) on investments ...........         0.93            1.09
                                                                        ---------       ---------
  Net income (loss) from operations ................................         1.10            1.48
                                                                        ---------       ---------
 Distributions:
  Dividends from net investment income .............................        (0.04)          (0.38)
  Dividends in excess of net investment income .....................         0.00            0.00
  Distributions from net realized gains on investments .............        (0.51)          (0.32)
  Distributions in excess of net realized gains on investments .....         0.00            0.00
                                                                        ---------       ---------
   Total distributions .............................................        (0.55)          (0.70)
                                                                        ---------       ---------
Net asset value, end of period .....................................    $   16.95       $   16.40
                                                                        =========       =========
Total return .......................................................         6.74 %          9.64 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................    $ 611,479      $  592,312
  Ratio of expenses to average net assets ..........................         0.85 %          0.86 %
  Ratio of net investment income (loss) to average net assets ......         1.98 %          2.43 %
  Portfolio turnover rate ..........................................        24.48 %         49.20 %



                                                                             WRL LKCM STRATEGIC TOTAL RETURN
                                                                     ================================================
                                                                                       DECEMBER 31,
                                                                     ------------------------------------------------
                                                                           1997            1996            1995
                                                                     --------------- --------------- ---------------
Net asset value, beginning of period ...............................    $   13.97       $   12.86       $   10.90
 Income from operations:
  Net investment income (loss) .....................................         0.37            0.37            0.37
  Net realized and unrealized gain (loss) on investments ...........         2.68            1.56            2.33
                                                                        ---------       ---------       ---------
  Net income (loss) from operations ................................         3.05            1.93            2.70
                                                                        ---------       ---------       ---------
 Distributions:
  Dividends from net investment income .............................        (0.35)          (0.32)          (0.37)
  Dividends in excess of net investment income .....................        (0.03)           0.00            0.00
  Distributions from net realized gains on investments .............        (1.02)          (0.50)          (0.37)
  Distributions in excess of net realized gains on investments .....         0.00            0.00            0.00
                                                                        ---------       ---------       ---------
   Total distributions .............................................        (1.40)          (0.82)          (0.74)
                                                                        ---------       ---------       ---------
Net asset value, end of period .....................................    $   15.62       $   13.97       $   12.86
                                                                        =========       =========       =========
Total return .......................................................        21.85 %         15.00 %         24.66 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................    $ 526,577      $  390,141      $  256,806
  Ratio of expenses to average net assets ..........................         0.88 %          0.91 %          0.87 %
  Ratio of net investment income (loss) to average net assets ......         2.43 %          2.72 %          3.07 %
  Portfolio turnover rate ..........................................        48.20 %         49.32 %         52.59 %



                                                                        WRL LKCM
                                                                      STRATEGIC TOTAL
                                                                          RETURN
                                                                     ===============
                                                                      DECEMBER 31,
                                                                     ---------------
                                                                           1994
                                                                     ---------------
Net asset value, beginning of period ...............................   $    11.23
 Income from operations:
  Net investment income (loss) .....................................         0.31
  Net realized and unrealized gain (loss) on investments ...........        (0.33)
                                                                       ----------
  Net income (loss) from operations ................................        (0.02)
                                                                       ----------
 Distributions:
  Dividends from net investment income .............................        (0.31)
  Dividends in excess of net investment income .....................         0.00
  Distributions from net realized gains on investments .............         0.00
  Distributions in excess of net realized gains on investments .....         0.00
                                                                       ----------
   Total distributions .............................................        (0.31)
                                                                       ----------
Net asset value, end of period .....................................   $    10.90
                                                                       ==========
Total return .......................................................        (0.53)%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $  183,867
  Ratio of expenses to average net assets ..........................         0.89 %
  Ratio of net investment income (loss) to average net assets ......         2.78 %
  Portfolio turnover rate ..........................................        53.50 %


                                                                        WRL VKAM EMERGING GROWTH
                                                                     ===============================
                                                                         JUNE 30,      DECEMBER 31,
                                                                     ---------------- --------------
                                                                           1999            1998
                                                                     ---------------- --------------
Net asset value, beginning of period ...............................    $    26.92       $  20.37
 Income from operations:
  Net investment income (loss) .....................................         (0.07)         (0.08)
  Net realized and unrealized gain (loss) on investments ...........          5.66           7.56
                                                                        ----------       --------
   Net income (loss) from operations ...............................          5.59           7.48
                                                                        ----------       --------
 Distributions:
  Dividends from net investment income .............................          0.00           0.00
  Dividends in excess of net investment income .....................          0.00           0.00
  Distributions from net realized gains on investments .............         (0.67)         (0.93)
  Distributions in excess of net realized gains on investments .....          0.00           0.00
                                                                        ----------       --------
   Total distributions .............................................         (0.67)         (0.93)
                                                                        ----------       --------
Net asset value, end of period .....................................    $    31.84       $  26.92
                                                                        ==========       ========
Total return .......................................................         20.92 %        37.33 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................    $1,071,071      $ 853,440
  Ratio of expenses to average net assets ..........................          0.86 %         0.89 %
  Ratio of net investment income (loss) to average net assets ......         (0.45)%        (0.36)%
  Portfolio turnover rate ..........................................         72.60 %        99.50 %



                                                                                      WRL VKAM EMERGING GROWTH
                                                                     ==========================================================
                                                                                            DECEMBER 31,
                                                                     ----------------------------------------------------------
                                                                          1997           1996           1995           1994
                                                                     -------------- -------------- -------------- -------------
Net asset value, beginning of period ...............................    $  18.46       $  16.25       $  11.55      $  12.47
 Income from operations:
  Net investment income (loss) .....................................       (0.05)         (0.04)          0.01          0.01
  Net realized and unrealized gain (loss) on investments ...........        4.03           3.10           5.42         (0.92)
                                                                        --------       --------       --------      --------
   Net income (loss) from operations ...............................        3.98           3.06           5.43         (0.91)
                                                                        --------       --------       --------      --------
 Distributions:
  Dividends from net investment income .............................        0.00           0.00           0.00         (0.01)
  Dividends in excess of net investment income .....................        0.00           0.00           0.00          0.00
  Distributions from net realized gains on investments .............       (2.07)         (0.85)         (0.73)         0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00          0.00
                                                                        --------       --------       --------      --------
   Total distributions .............................................       (2.07)         (0.85)         (0.73)        (0.01)
                                                                        --------       --------       --------      --------
Net asset value, end of period .....................................    $  20.37       $  18.46       $  16.25      $  11.55
                                                                        ========       ========       ========      ========
Total return .......................................................       21.45 %        18.88 %        46.79 %       (7.36)%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................    $592,003      $ 431,454      $ 288,519     $ 182,650
  Ratio of expenses to average net assets ..........................        0.93 %         0.94 %         0.91 %        0.92 %
  Ratio of net investment income (loss) to average net assets ......       (0.27)%        (0.24)%         0.03 %        0.06 %
  Portfolio turnover rate ..........................................       99.78 %        80.02 %       124.13 %       72.62 %

See Notes to the Financial Statements, which is an integral part of this report.

130  WRL SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED
(UNAUDITED)



                                                                      WRL ALGER AGGRESSIVE GROWTH
                                                                     =============================
                                                                        JUNE 30,     DECEMBER 31,
                                                                     -------------- --------------
                                                                          1999           1998
                                                                     -------------- --------------
Net asset value, beginning of period ...............................    $  22.44       $  16.04
 Income from operations:
  Net investment income (loss) .....................................       (0.06)         (0.04)
  Net realized and unrealized gain (loss) on investments ...........        3.95           7.68
                                                                        --------       --------
  Net income (loss) from operations ................................        3.89           7.64
                                                                        --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.27)          0.00
  Dividends in excess of net investment income .....................       (0.06)         (0.05)
  Distributions from net realized gains on investments .............       (0.55)         (1.19)
  Distributions in excess of net realized gains on investments .....        0.00           0.00
                                                                        --------       --------
   Total distributions .............................................       (0.88)         (1.24)
                                                                        --------       --------
Net asset value, end of period .....................................    $  25.45       $  22.44
                                                                        ========       ========
Total return .......................................................       17.63 %        48.69 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................    $724,383      $ 574,164
  Ratio of expenses to average net assets ..........................        0.87 %         0.91 %
  Ratio of net investment income (loss) to average net assets ......       (0.47)%        (0.21)%
  Portfolio turnover rate ..........................................       60.17 %       117.44 %



                                                                                    WRL ALGER AGGRESSIVE GROWTH
                                                                     =========================================================
                                                                                           DECEMBER 31,
                                                                     ---------------------------------------------------------
                                                                          1997           1996           1995         1994(1)
                                                                     -------------- -------------- -------------- ------------
Net asset value, beginning of period ...............................    $  14.18       $  13.25       $   9.86      $ 10.00
 Income from operations:
  Net investment income (loss) .....................................       (0.01)         (0.01)         (0.06)        0.02
  Net realized and unrealized gain (loss) on investments ...........        3.44           1.38           3.96        (0.14)
                                                                        --------       --------       --------      -------
  Net income (loss) from operations ................................        3.43           1.37           3.90        (0.12)
                                                                        --------       --------       --------      -------
 Distributions:
  Dividends from net investment income .............................        0.00           0.00           0.00        (0.02)
  Dividends in excess of net investment income .....................       (0.42)         (0.19)          0.00         0.00
  Distributions from net realized gains on investments .............       (1.15)         (0.25)         (0.51)        0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00         0.00
                                                                        --------       --------       --------      -------
   Total distributions .............................................       (1.57)         (0.44)         (0.51)       (0.02)
                                                                        --------       --------       --------      -------
Net asset value, end of period .....................................    $  16.04       $  14.18       $  13.25      $  9.86
                                                                        ========       ========       ========      =======
Total return .......................................................       24.25 %        10.45 %        38.02 %      (1.26)%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................    $336,166      $ 220,552      $ 158,534     $ 38,826
  Ratio of expenses to average net assets ..........................        0.96 %         0.98 %         1.07 %       1.00 %
  Ratio of net investment income (loss) to average net assets ......       (0.06)%        (0.10)%        (0.48)%      (0.20)%
  Portfolio turnover rate ..........................................      136.18 %       101.28 %       108.04 %      89.73 %


                                                                                    WRL AEGON BALANCED
                                                                     ================================================
                                                                        JUNE 30,              DECEMBER 31,
                                                                     -------------- ---------------------------------
                                                                          1999            1998             1997
                                                                     -------------- ---------------- ----------------
Net asset value, beginning of period ...............................    $  12.54       $    12.01       $    11.39
 Income from operations:
  Net investment income (loss) .....................................        0.12             0.35             0.38
  Net realized and unrealized gain (loss) on investments ...........        0.70             0.47             1.56
                                                                        --------       ----------       ----------
  Net income (loss) from operations ................................        0.82             0.82             1.94
                                                                        --------       ----------       ----------
 Distributions:
  Dividends from net investment income .............................       (0.07)           (0.28)           (0.36)
  Dividends in excess of net investment income .....................        0.00             0.00            (0.30)
  Distributions from net realized gains on investments .............        0.00             0.00            (0.66)
  Distributions in excess of net realized gains on investments .....        0.00            (0.01)            0.00
                                                                        --------       ----------       ----------
   Total distributions .............................................       (0.07)           (0.29)           (1.32)
                                                                        --------       ----------       ----------
Net asset value, end of period .....................................    $  13.29       $    12.54       $    12.01
                                                                        ========       ==========       ==========
Total return .......................................................        6.56 %           6.93 %          17.10 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................    $112,565      $    95,000      $    73,451
  Ratio of expenses to average net assets ..........................        0.88 %           0.91 %         0.94 %
  Ratio of net investment income (loss) to average net assets ......        1.93 %           2.89 %         3.13 %
  Portfolio turnover rate ..........................................       23.30 %          83.94 %        77.06 %



                                                                                    WRL AEGON BALANCED
                                                                     =================================================
                                                                                       DECEMBER 31,
                                                                     -------------------------------------------------
                                                                           1996             1995           1994(1)
                                                                     ---------------- ---------------- ---------------
Net asset value, beginning of period ...............................    $    10.63       $     9.24      $    10.00
 Income from operations:
  Net investment income (loss) .....................................          0.34             0.44            0.34
  Net realized and unrealized gain (loss) on investments ...........          0.80             1.38           (0.76)
                                                                        ----------       ----------      ----------
  Net income (loss) from operations ................................          1.14             1.82           (0.42)
                                                                        ----------       ----------      ----------
 Distributions:
  Dividends from net investment income .............................         (0.28)           (0.43)          (0.34)
  Dividends in excess of net investment income .....................          0.00             0.00            0.00
  Distributions from net realized gains on investments .............         (0.10)            0.00            0.00
  Distributions in excess of net realized gains on investments .....          0.00             0.00            0.00
                                                                        ----------       ----------      ----------
   Total distributions .............................................         (0.38)           (0.43)          (0.34)
                                                                        ----------       ----------      ----------
Net asset value, end of period .....................................    $    11.39       $    10.63      $     9.24
                                                                        ==========       ==========      ==========
Total return .......................................................         10.72 %          19.80 %         (5.73)%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................    $   49,331      $    31,114     $    19,422
  Ratio of expenses to average net assets ..........................          0.97 %           0.97 %          1.00 %
  Ratio of net investment income (loss) to average net assets ......          3.14 %           4.38 %          4.27 %
  Portfolio turnover rate ..........................................         76.90 %          98.55 %         57.73 %

See Notes to the Financial Statements, which is an integral part of this report.

                                                    1999 SEMI-ANNUAL REPORT  131

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED
(UNAUDITED)



                                                                       WRL FEDERATED GROWTH &
                                                                               INCOME
                                                                     ===========================
                                                                        JUNE 30,   DECEMBER 31,
                                                                     ------------- -------------
                                                                          1999          1998
                                                                     ------------- -------------
Net asset value, beginning of period ...............................    $ 12.28       $ 12.56
 Income from operations:
  Net investment income (loss) .....................................       0.25          0.53
  Net realized and unrealized gain (loss) on investments ...........       0.13         (0.16)
                                                                        -------       -------
  Net income (loss) from operations ................................       0.38          0.37
                                                                        -------       -------
 Distributions:
  Dividends from net investment income .............................      (0.23)        (0.55)
  Dividends in excess of net investment income .....................       0.00          0.00
  Distributions from net realized gains on investments .............      (0.08)        (0.10)
  Distributions in excess of net realized gains on investments .....       0.00          0.00
                                                                        -------       -------
   Total distributions .............................................      (0.31)        (0.65)
                                                                        -------       -------
Net asset value, end of period .....................................    $ 12.35       $ 12.28
                                                                        =======       =======
Total return .......................................................       3.19 %        3.05 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 85,540      $ 87,616
  Ratio of expenses to average net assets ..........................       0.88 %        0.90 %
  Ratio of net investment income (loss) to average net assets ......       4.22 %        4.35 %
  Portfolio turnover rate ..........................................      66.99 %       97.17 %



                                                                                 WRL FEDERATED GROWTH & INCOME
                                                                     ======================================================
                                                                                          DECEMBER 31,
                                                                     ------------------------------------------------------
                                                                          1997          1996          1995        1994(1)
                                                                     ------------- ------------- ------------- ------------
Net asset value, beginning of period ...............................   $  11.76       $ 11.12       $  9.30      $ 10.00
 Income from operations:
  Net investment income (loss) .....................................       0.49          0.42          0.46         0.43
  Net realized and unrealized gain (loss) on investments ...........       2.35          0.87          1.93        (0.70)
                                                                       --------       -------       -------      -------
  Net income (loss) from operations ................................       2.84          1.29          2.39        (0.27)
                                                                       --------       -------       -------      -------
 Distributions:
  Dividends from net investment income .............................      (0.43)        (0.33)        (0.46)       (0.43)
  Dividends in excess of net investment income .....................      (0.59)         0.00          0.00         0.00
  Distributions from net realized gains on investments .............      (1.02)        (0.32)        (0.11)        0.00
  Distributions in excess of net realized gains on investments .....       0.00          0.00          0.00         0.00
                                                                       --------       -------       -------      -------
   Total distributions .............................................      (2.04)        (0.65)        (0.57)       (0.43)
                                                                       --------       -------       -------      -------
Net asset value, end of period .....................................   $  12.56       $ 11.76       $ 11.12      $  9.30
                                                                       ========       =======       =======      =======
Total return .......................................................      24.65 %       11.64 %       25.25 %      (4.58)%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 60,492      $ 38,115      $ 24,607     $ 10,482
  Ratio of expenses to average net assets ..........................       0.96 %        1.00 %        1.00 %       1.00 %
  Ratio of net investment income (loss) to average net assets ......       3.84 %        3.73 %        4.56 %       5.36 %
  Portfolio turnover rate ..........................................     155.77 %       68.53 %       78.34 %      36.13 %


                                                                       WRL DEAN ASSET ALLOCATION
                                                                     =============================
                                                                        JUNE 30,     DECEMBER 31,
                                                                     -------------- --------------
                                                                          1999           1998
                                                                     -------------- --------------
Net asset value, beginning of period ...............................    $  13.35       $  13.61
 Income from operations:
  Net investment income (loss) .....................................        0.19           0.41
  Net realized and unrealized gain (loss) on investments ...........       (0.01)          0.71
                                                                        --------       --------
  Net income (loss) from operations ................................        0.18           1.12
                                                                        --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.06)         (0.39)
  Dividends in excess of net investment income .....................        0.00           0.00
  Distributions from net realized gains on investments .............       (0.06)         (0.99)
  Distributions in excess of net realized gains on investments .....        0.00           0.00
                                                                        --------       --------
   Total distributions .............................................       (0.12)         (1.38)
                                                                        --------       --------
Net asset value, end of period .....................................    $  13.41       $  13.35
                                                                        ========       ========
Total return .......................................................        1.34 %         8.33 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................    $342,830      $ 365,738
  Ratio of expenses to average net assets ..........................        0.86 %         0.86 %
  Ratio of net investment income (loss) to average net assets ......        2.78 %         2.93 %
  Portfolio turnover rate ..........................................       33.55 %        76.62 %



                                                                              WRL DEAN ASSET ALLOCATION
                                                                     ============================================
                                                                                     DECEMBER 31,
                                                                     --------------------------------------------
                                                                          1997           1996          1995(1)
                                                                     -------------- -------------- --------------
Net asset value, beginning of period ...............................    $  12.61       $  11.49       $  10.00
 Income from operations:
  Net investment income (loss) .....................................        0.36           0.33           0.41
  Net realized and unrealized gain (loss) on investments ...........        1.72           1.33           1.93
                                                                        --------       --------       --------
  Net income (loss) from operations ................................        2.08           1.66           2.34
                                                                        --------       --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.33)         (0.30)         (0.41)
  Dividends in excess of net investment income .....................       (0.19)          0.00           0.00
  Distributions from net realized gains on investments .............       (0.56)         (0.24)         (0.44)
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00
                                                                        --------       --------       --------
   Total distributions .............................................       (1.08)         (0.54)         (0.85)
                                                                        --------       --------       --------
Net asset value, end of period .....................................    $  13.61       $  12.61       $  11.49
                                                                        ========       ========       ========
Total return .......................................................       16.59 %        14.42 %        20.09 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................    $302,745      $ 206,172      $ 120,531
  Ratio of expenses to average net assets ..........................        0.87 %         0.90 %         0.93 %
  Ratio of net investment income (loss) to average net assets ......        2.65 %         2.78 %         3.76 %
  Portfolio turnover rate ..........................................       63.76 %        98.97 %        38.68 %

See Notes to the Financial Statements, which is an integral part of this report.

132  WRL SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED
(UNAUDITED)



                                                                         WRL C.A.S.E. GROWTH
                                                                     ===========================
                                                                        JUNE 30,   DECEMBER 31,
                                                                     ------------- -------------
                                                                          1999          1998
                                                                     ------------- -------------
Net asset value, beginning of period ...............................    $ 12.99      $  14.01
 Income from operations:
  Net investment income (loss) .....................................      (0.03)         0.02
  Net realized and unrealized gain (loss) on investments ...........       3.44          0.31
                                                                        -------      --------
  Net income (loss) from operations ................................       3.41          0.33
                                                                        -------      --------
 Distributions:
  Dividends from net investment income .............................      (0.71)        (0.36)
  Dividends in excess of net investment income .....................      (0.03)        (0.90)
  Distributions from net realized gains on investments .............       0.00         (0.09)
  Distributions in excess of net realized gains on investments .....       0.00          0.00
                                                                        -------      --------
   Total distributions .............................................      (0.74)        (1.35)
                                                                        -------      --------
Net asset value, end of period .....................................    $ 15.66      $  12.99
                                                                        =======      ========
Total return .......................................................      26.33 %        2.47 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................    $90,567      $ 69,401
  Ratio of expenses to average net assets ..........................       0.97 %        1.00 %
  Ratio of net investment income (loss) to average net assets ......      (0.39)%        0.14 %
  Portfolio turnover rate ..........................................      69.90 %      205.28 %



                                                                               WRL C.A.S.E. GROWTH
                                                                     ========================================
                                                                                   DECEMBER 31,
                                                                     ----------------------------------------
                                                                          1997          1996        1995(1)
                                                                     ------------- ------------- ------------
Net asset value, beginning of period ...............................   $  13.42      $  11.66     $   10.00
 Income from operations:
  Net investment income (loss) .....................................       0.04          0.12          0.12
  Net realized and unrealized gain (loss) on investments ...........       1.95          1.92          2.49
                                                                       --------      --------     ---------
  Net income (loss) from operations ................................       1.99          2.04          2.61
                                                                       --------      --------     ---------
 Distributions:
  Dividends from net investment income .............................      (0.03)        (0.05)        (0.12)
  Dividends in excess of net investment income .....................      (1.23)         0.00          0.00
  Distributions from net realized gains on investments .............      (0.14)        (0.23)        (0.83)
  Distributions in excess of net realized gains on investments .....       0.00          0.00          0.00
                                                                       --------      --------     ---------
   Total distributions .............................................      (1.40)        (0.28)        (0.95)
                                                                       --------      --------     ---------
Net asset value, end of period .....................................   $  14.01      $  13.42     $   11.66
                                                                       ========      ========     =========
Total return .......................................................      15.03 %       17.50 %       20.65 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 60,596      $ 26,559     $   2,578
  Ratio of expenses to average net assets ..........................       1.00 %        1.00 %        1.00 %
  Ratio of net investment income (loss) to average net assets ......       0.25 %        0.94 %        1.02 %
  Portfolio turnover rate ..........................................     196.50 %      160.27 %      121.62 %


                                                                          WRL NWQ VALUE EQUITY
                                                                     ==============================
                                                                        JUNE 30,     DECEMBER 31,
                                                                     -------------- ---------------
                                                                          1999            1998
                                                                     -------------- ---------------
Net asset value, beginning of period ...............................    $  12.12       $   13.90
 Income from operations:
  Net investment income (loss) .....................................        0.05            0.12
  Net realized and unrealized gain (loss) on investments ...........        2.18           (0.78)
                                                                        --------       ---------
  Net income (loss) from operations ................................        2.23           (0.66)
                                                                        --------       ---------
 Distributions:
  Dividends from net investment income .............................       (0.05)          (0.13)
  Dividends in excess of net investment income .....................        0.00           (0.12)
  Distributions from net realized gains on investments .............        0.00           (0.62)
  Distributions in excess of net realized gains on investments .....        0.00           (0.25)
                                                                        --------       ---------
   Total distributions .............................................       (0.05)          (1.12)
                                                                        --------       ---------
Net asset value, end of period .....................................    $  14.30       $   12.12
                                                                        ========       =========
Total return .......................................................       18.47 %         (4.78)%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................    $177,024      $  157,157
  Ratio of expenses to average net assets ..........................        0.88 %          0.89 %
  Ratio of net investment income (loss) to average net assets ......        0.81 %          0.89 %
  Portfolio turnover rate ..........................................       14.68 %         43.60 %



                                                                            WRL NWQ VALUE EQUITY
                                                                     ==================================
                                                                                DECEMBER 31,
                                                                     ----------------------------------
                                                                            1997            1996(1)
                                                                     ----------------- ----------------
Net asset value, beginning of period ...............................    $     11.27       $    10.00
 Income from operations:
  Net investment income (loss) .....................................           0.12             0.10
  Net realized and unrealized gain (loss) on investments ...........           2.69             1.23
                                                                        -----------       ----------
  Net income (loss) from operations ................................           2.81             1.33
                                                                        -----------       ----------
 Distributions:
  Dividends from net investment income .............................          (0.09)           (0.04)
  Dividends in excess of net investment income .....................          (0.07)            0.00
  Distributions from net realized gains on investments .............          (0.02)           (0.02)
  Distributions in excess of net realized gains on investments .....           0.00             0.00
                                                                        -----------       ----------
   Total distributions .............................................          (0.18)           (0.06)
                                                                        -----------       ----------
Net asset value, end of period .....................................    $     13.90       $    11.27
                                                                        ===========       ==========
Total return .......................................................          25.04 %          13.19 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................    $   173,435      $    49,394
  Ratio of expenses to average net assets ..........................           0.89 %           1.00 %
  Ratio of net investment income (loss) to average net assets ......           0.90 %           0.89 %
  Portfolio turnover rate ..........................................          17.28 %           7.93 %

See Notes to the Financial Statements, which is an integral part of this report.

                                                    1999 SEMI-ANNUAL REPORT  133

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED
(UNAUDITED)


                                                                                    WRL GE/SCOTTISH
                                                                             EQUITABLE INTERNATIONAL EQUITY
                                                                      ============================================
                                                                         JUNE 30,             DECEMBER 31,
                                                                      -------------   ----------------------------
                                                                           1999            1998          1997(1)
                                                                      -------------   -------------   ------------
Net asset value, beginning of period ...............................     $ 12.07         $ 10.70        $ 10.00
 Income from operations:
  Net investment income (loss) .....................................        0.05            0.03           0.02
  Net realized and unrealized gain (loss) on investments ...........        0.08            1.35           0.73
                                                                         -------         -------        -------
  Net income (loss) from operations ................................        0.13            1.38           0.75
                                                                         -------         -------        -------
 Distributions:
  Dividends from net investment income .............................       (0.02)          (0.01)         (0.01)
  Dividends in excess of net investment income .....................        0.00            0.00          (0.04)
  Distributions from net realized gains on investments .............        0.00            0.00           0.00
  Distributions in excess of net realized gains on investments .....        0.00            0.00           0.00
                                                                         -------         -------        -------
   Total distributions .............................................       (0.02)          (0.01)         (0.05)
                                                                         -------         -------        -------
Net asset value, end of period .....................................     $ 12.18         $ 12.07        $ 10.70
                                                                         =======         =======        =======
Total return .......................................................        1.03 %         12.85 %         7.50 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................     $36,704        $ 32,149       $ 19,795
  Ratio of expenses to average net assets ..........................        1.50 %          1.50 %         1.50 %
  Ratio of net investment income (loss) to average net assets ......        0.88 %          0.30 %         0.18 %
  Portfolio turnover rate ..........................................       41.20 %         71.74 %        54.33 %


                                                                                     WRL GE U.S. EQUITY
                                                                      =================================================
                                                                         JUNE 30,                DECEMBER 31,
                                                                      --------------   --------------------------------
                                                                           1999             1998            1997(1)
                                                                      --------------   --------------   ---------------
Net asset value, beginning of period ...............................     $  14.42         $  12.23         $   10.00
 Income from operations:
  Net investment income (loss) .....................................         0.04             0.09              0.09
  Net realized and unrealized gain (loss) on investments ...........         1.89             2.69              2.60
                                                                         --------         --------         ---------
  Net income (loss) from operations ................................         1.93             2.78              2.69
                                                                         --------         --------         ---------
 Distributions:
  Dividends from net investment income .............................        (0.13)           (0.15)            (0.04)
  Dividends in excess of net investment income .....................         0.00            (0.33)            (0.38)
  Distributions from net realized gains on investments .............        (0.12)           (0.11)            (0.04)
  Distributions in excess of net realized gains on investments .....         0.00             0.00              0.00
                                                                         --------         --------         ---------
   Total distributions .............................................        (0.25)           (0.59)            (0.46)
                                                                         --------         --------         ---------
Net asset value, end of period .....................................     $  16.10         $  14.42         $   12.23
                                                                         ========         ========         =========
Total return .......................................................        13.43 %          22.87 %           27.01 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................     $158,896        $ 110,803        $   42,951
  Ratio of expenses to average net assets ..........................         0.93 %           1.05 %            1.30 %
  Ratio of net investment income (loss) to average net assets ......         0.46 %           0.67 %            0.75 %
  Portfolio turnover rate ..........................................        22.91 %          63.08 %           92.35 %



See Notes to the Financial Statements, which is an integral part of this report.

134  WRL SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED
(UNAUDITED)



                                                                           WRL THIRD AVENUE            WRL J.P. MORGAN
                                                                                VALUE               REAL ESTATE SECURITIES
                                                                     ============================ ==========================
                                                                        JUNE 30,    DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                                     ------------- -------------- ------------ -------------
                                                                          1999         1998(1)        1999        1998(1)
                                                                     ------------- -------------- ------------ -------------
Net asset value, beginning of period ...............................    $  9.29       $ 10.00       $   8.51     $  10.00
 Income from operations:
  Net investment income (loss) .....................................       0.13          0.06           0.22         0.36
  Net realized and unrealized gain (loss) on investments ...........       0.25         (0.74)          0.22        (1.85)
                                                                        -------       -------       --------     --------
  Net income (loss) from operations ................................       0.38         (0.68)          0.44        (1.49)
                                                                        -------       -------       --------     --------
 Distributions:
  Dividends from net investment income .............................      (0.17)        (0.03)         (0.15)        0.00
  Dividends in excess of net investment income .....................       0.00          0.00           0.00         0.00
  Distributions from net realized gains on investments .............       0.00          0.00           0.00         0.00
  Distributions in excess of net realized gains on investments .....       0.00          0.00           0.00         0.00
                                                                        -------       -------       --------     --------
   Total distributions .............................................      (0.17)        (0.03)         (0.15)        0.00
                                                                        -------       -------       --------     --------
Net asset value, end of period .....................................    $  9.50       $  9.29       $   8.80     $   8.51
                                                                        =======       =======       ========     ========
Total return .......................................................       4.04 %       (6.84)%         5.08 %     (14.93)%
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................   $ 19,689      $ 18,206       $  4,112     $  2,414
  Ratio of expenses to average net assets ..........................       1.00 %        1.00 %         1.00 %       1.00 %
  Ratio of net investment income (loss) to average net assets ......       2.94 %        0.63 %         4.94 %       6.03 %
  Portfolio turnover rate ..........................................       5.78 %        4.35 %       113.60 %     100.80 %


                                                                           WRL             WRL
                                                                      GOLDMAN SACHS   GOLDMAN SACHS
                                                                          GROWTH        SMALL CAP
                                                                     =============== ===============
                                                                         JUNE 30,        JUNE 30,
                                                                     --------------- ---------------
                                                                         1999(1)         1999(1)
                                                                     --------------- ---------------
Net asset value, beginning of period ...............................    $  10.00        $   10.00
 Income from operations:
  Net investment income (loss) .....................................        0.01             0.02
  Net realized and unrealized gain (loss) on investments ...........        0.35             0.68
                                                                        --------        ---------
  Net income (loss) from operations ................................        0.36             0.70
                                                                        --------        ---------
 Distributions:
  Dividends from net investment income .............................        0.00             0.00
  Dividends in excess of net investment income .....................        0.00             0.00
  Distributions from net realized gains on investments .............        0.00             0.00
  Distributions in excess of net realized gains on investments .....        0.00             0.00
                                                                        --------        ---------
   Total distributions .............................................        0.00             0.00
                                                                        --------        ---------
Net asset value, end of period .....................................    $  10.36        $   10.70
                                                                        ========        =========
Total return .......................................................        3.60 %           7.00 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................    $  2,180        $   4,824
  Ratio of expenses to average net assets ..........................        1.00 %           1.00 %
  Ratio of net investment income (loss) to average net assets ......        0.60 %           1.29 %
  Portfolio turnover rate ..........................................        4.75 %          73.69 %



                                                                            WRL              WRL
                                                                       T. ROWE PRICE    T. ROWE PRICE
                                                                      DIVIDEND GROWTH     SMALL CAP
                                                                     ================= ==============
                                                                          JUNE 30,        JUNE 30,
                                                                     ----------------- --------------
                                                                          1999(1)          1999(1)
                                                                     ----------------- --------------
Net asset value, beginning of period ...............................    $    10.00       $   10.00
 Income from operations:
  Net investment income (loss) .....................................          0.03            0.00
  Net realized and unrealized gain (loss) on investments ...........          0.03            1.20
                                                                        ----------       ---------
  Net income (loss) from operations ................................          0.06            1.20
                                                                        ----------       ---------
 Distributions:
  Dividends from net investment income .............................          0.00            0.00
  Dividends in excess of net investment income .....................          0.00            0.00
  Distributions from net realized gains on investments .............          0.00            0.00
  Distributions in excess of net realized gains on investments .....          0.00            0.00
                                                                        ----------       ---------
   Total distributions .............................................          0.00            0.00
                                                                        ----------       ---------
Net asset value, end of period .....................................    $    10.06       $   11.20
                                                                        ==========       =========
Total return .......................................................          0.60 %         12.00 %
Ratios and supplemental data:
  Net assets at end of period (in thousands) .......................    $    1,994       $   5,705
  Ratio of expenses to average net assets ..........................          1.00 %          1.00 %
  Ratio of net investment income (loss) to average net assets ......          1.86 %         (0.19)%
  Portfolio turnover rate ..........................................          2.68 %          6.63 %

See Notes to the Financial Statements, which is an integral part of this report.

                                                    1999 SEMI-ANNUAL REPORT  135

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED
(UNAUDITED)



                                                                              WRL               WRL              WRL
                                                                            SALOMON       PILGRIM BAXTER       DREYFUS
                                                                            ALL CAP       MID CAP GROWTH       MID CAP
                                                                         =============   ================   =============
                                                                            JUNE 30,         JUNE 30,          JUNE 30,
                                                                         -------------   ----------------   -------------
                                                                            1999(1)           1999(1)          1999(1)
                                                                         -------------   ----------------   -------------
Net asset value, beginning of year ...................................     $  10.00          $  10.00         $  10.00
 Income from operations:
  Net Investment income (loss) .......................................         0.02              0.00             0.01
  Net realized and unrealized gain (loss) on investments .............         0.72              1.09             0.51
                                                                           --------          --------         --------
   Net income (loss) from operations .................................         0.74              1.09             0.52
                                                                           --------          --------         --------
 Distributions:
  Dividends from net investment income ...............................         0.00              0.00             0.00
  Dividends in excess of net investment income .......................         0.00              0.00             0.00
  Distributions from net realized gains on investments ...............         0.00              0.00             0.00
  Distributions in excess of net realized gains on investments .......         0.00              0.00             0.00
                                                                           --------          --------         --------
   Total distributions ...............................................         0.00              0.00             0.00
                                                                           --------          --------         --------
Net asset value, end of period .......................................     $  10.74          $  11.09         $  10.52
                                                                           ========          ========         ========
Total return .........................................................         7.50 %           10.90 %           5.20 %
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........................     $  5,735          $    974         $    705
 Ratio of expenses to average net assets .............................         1.00 %            1.00 %           1.00 %
 Ratio of net investment income (loss) to average net assets .........         1.51 %           (0.32)%           0.44 %
 Portfolio turnover rate .............................................        27.01 %          150.75 %          10.26 %


See Notes to the Financial Statements, which is an integral part of this report.

136  WRL SERIES FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS
AT JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

NOTE 1 -- ORGANIZATION AND SUMMARY OF
          SIGNIFICANT ACCOUNTING POLICIES

The WRL Series Fund, Inc. (collectively referred to as the "Fund" and individually as a "Portfolio") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for the Separate Accounts of Western Reserve Life Assurance Co. of Ohio ("WRL") and certain of its affiliates. Each period reported on within the Semi-Annual Report reflects a full six or twelve month period except as follows:

PORTFOLIO                                           INCEPTION DATE
---------                                          ---------------
WRL Alger Aggressive Growth ....................       03/01/1994
WRL AEGON Balanced .............................       03/01/1994
WRL Federated Growth & Income ..................       03/01/1994
WRL Dean Asset Allocation ......................       01/03/1995
WRL C.A.S.E. Growth ............................       05/01/1995
WRL NWQ Value Equity ...........................       05/01/1996
WRL GE/Scottish Equitable
  International Equity .........................       01/02/1997
WRL GE U.S. Equity .............................       01/02/1997
WRL Third Avenue Value .........................       01/02/1998
WRL J.P. Morgan Real Estate Securities .........       05/01/1998
WRL Goldman Sachs Growth .......................       05/03/1999
WRL Goldman Sachs Small Cap ....................       05/03/1999
WRL T. Rowe Price Dividend Growth ..............       05/03/1999
WRL T. Rowe Price Small Cap ....................       05/03/1999
WRL Salomon All Cap ............................       05/03/1999
WRL Pilgrim Baxter Mid Cap Growth ..............       05/03/1999
WRL Dreyfus Mid Cap ............................       05/03/1999

See the prospectus and the Statement of Additional Information for a description of each Portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

The securities held by WRL J.P. Morgan Money Market are valued on the basis of amortized cost, which approximates market value.

Securities held by the remaining Portfolios are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities maturing in 60 days or less are valued based on amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign denominated assets may involve risks not typically associated with domestic transactions including unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

                                                   1999 SEMI-ANNUAL REPORT  137

AT JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

NOTE 1 -- (CONTINUED)

D. FORWARD FOREIGN CURRENCY CONTRACTS

Certain Portfolios of the Fund are authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counterparties to meet the terms of their contracts. The open forward currency contracts at June 30, 1999 are listed in Note 5.

E. FUTURES CONTRACTS

Certain Portfolios of the Fund are authorized to enter into stock index or U.S. Treasury securities futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The underlying face amounts at value of any open futures contracts at June 30, 1999 are listed in Note 5. The variation margin receivable or payable, as applicable, is included in the accompanying Statements of Assets and Liabilities. The primary risk associated with the use of futures contracts is imperfect correlation between the change in the value of the futures contracts and the market value of the securities held by the Portfolio.

F. SECURITIES LENDING

The Fund derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily.

During the period ended June 30, 1999, the following amounts of income, net of related expenses, resulting from securities lending activities are included in interest income:


PORTFOLIO                                    INCOME
---------                                   -------
WRL AEGON Bond ..........................   $ 23
WRL Janus Growth ........................    921
WRL Janus Global ........................    335
WRL LKCM Strategic Total Return .........     30
WRL VKAM Emerging Growth ................    264
WRL Alger Aggressive Growth .............    194
WRL AEGON Balanced ......................     34
WRL Federated Growth & Income ...........      4
WRL Dean Asset Allocation ...............     32
WRL C.A.S.E. Growth .....................      7
WRL NWQ Value Equity ....................      5
WRL GE U.S. Equity ......................      8

G. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.


Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for items including, but not limited to: wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.


138  WRL SERIES FUND, INC.

AT JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

NOTE 1 -- (CONTINUED)

H. DIVIDENDS AND DISTRIBUTIONS

Dividends of WRL J.P. Morgan Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining Portfolios are typically declared and reinvested annually. Dividends and distributions of the Fund are generally paid to and reinvested by the Separate Accounts and affiliates on the next business day after the ex-date.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the Fund's shareholders for federal income tax purposes.

I. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statements of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total Fund expenses.

J. INVESTMENT RISK

There are certain additional risks involved in investing in REITs rather than a more diversified portfolio of investments. WRL J.P. Morgan Real Estate Securities invests primarily in real estate related securities. As a result, the net asset value can be expected to change in light of factors affecting the real estate industry. These factors include economic conditions and changes in zoning laws, real estate values, property taxes and interest rates. The value of WRL J.P. Morgan Real Estate Securities shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.

K. REPURCHASE AGREEMENTS

Subject to a Portfolio's investment restrictions and policies, a Portfolio may enter into repurchase agreements. The Portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price.

NOTE 2 -- INVESTMENT ADVISORY AND
          TRANSACTIONS WITH AFFILIATES

WRL Investment Management, Inc. ("WRL Management") is the investment adviser for the Fund. WRL Investment Services, Inc. ("WRL Services") provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. Prior to May 1, 1999, InterSecurities, Inc. ("ISI") was the Fund's distributor. WRL Management and WRL Services are wholly owned subsidiaries of WRL. WRL and ISI are indirect wholly owned subsidiaries of AEGON NV, a Netherlands corporation. AFSG is an affiliate of WRL Management.

A. INVESTMENT ADVISORY FEES

The Portfolios pay advisory fees at the following annual rate to WRL Management as a percentage of the average daily net assets of the respective Portfolio. WRL Management currently voluntarily waives its advisory fees to the extent a Portfolio's normal operating expenses exceed the stated annual limit.

PORTFOLIO                               ADVISORY FEE   EXPENSE LIMIT
---------                              -------------- --------------
WRL J.P. Morgan Money Market .........       0.40 %         0.70 %
WRL AEGON Bond .......................       0.45 %         0.70 %
WRL Janus Growth (1) .................       0.80 %         1.00 %
WRL Janus Global (2) .................       0.80 %         1.00 %
WRL LKCM Strategic Total Return              0.80 %         1.00 %
WRL VKAM Emerging Growth .............       0.80 %         1.00 %
WRL Alger Aggressive Growth ..........       0.80 %         1.00 %
WRL AEGON Balanced ...................       0.80 %         1.00 %
WRL Federated Growth & Income                0.75 %         1.00 %
WRL Dean Asset Allocation ............       0.80 %         1.00 %
WRL C.A.S.E. Growth ..................       0.80 %         1.00 %
WRL NWQ Value Equity .................       0.80 %         1.00 %
WRL GE/Scottish Equitable
  International Equity ...............       1.00 %         1.50 %
WRL GE U.S. Equity ...................       0.80 %         1.30 %
WRL Third Avenue Value ...............       0.80 %         1.00 %
WRL J.P. Morgan Real Estate
  Securities .........................       0.80 %         1.00 %
WRL Goldman Sachs Growth (3) .........       0.90 %         1.00 %
WRL Goldman Sachs Small Cap ..........       0.90 %         1.00 %
WRL T. Rowe Price Dividend
  Growth (3) .........................       0.90 %         1.00 %
WRL T. Rowe Price Small Cap ..........       0.75 %         1.00 %
WRL Salomon All Cap (3) ..............       0.90 %         1.00 %
WRL Pilgrim Baxter Mid Cap
  Growth (3) .........................       0.90 %         1.00 %
WRL Dreyfus Mid Cap (4) ..............       0.85 %         1.00 %

                                                    1999 SEMI-ANNUAL REPORT  139

AT JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

NOTE 2 -- (CONTINUED)

(1) WRL Management currently waives 0.025 % of its advisory fee for the first $ 3 billion of the Portfolio's average daily net assets (net fee -
     0.775 %); and 0.05 % for the Portfolio's average daily net assets above $ 3 billion (net fee - 0.75 %). This waiver is voluntary and may be terminated at any time upon 90 days' notice to the Fund.

(2) WRL Management currently waives 0.025 % of its advisory fee for the Portfolio's average daily net assets above $ 2 billion (net fee -
     0.775 %). This waiver is voluntary and may be terminated at any time upon 90 days' notice to the Fund.

(3) WRL Management receives compensation for its services at 0.90 % for the first $ 100 million of the Portfolio's average daily net assets; and
     0.80 % for the Portfolio's average daily net assets above $ 100 million.

(4) WRL Management receives compensation for its services at 0.85 % for the first $ 100 million of the Portfolio's average daily net assets; and
     0.80 % for the Portfolio's average daily net assets above $ 100 million.

B. SUB-ADVISERS

WRL Management has entered into sub-advisory agreements with various management companies ("Sub-Advisers") to provide investment services to the Portfolios and compensates the Sub-Advisers as described in the Fund's Statement of Additional Information.

AEGON USA Investment Management, Inc. ("AEGON Management") is the Sub-Adviser to WRL AEGON Bond and WRL AEGON Balanced. Scottish Equitable Investment Management, Ltd. ("SEIM") is a Sub-Adviser to WRL GE/Scottish Equitable International Equity. AEGON Management and SEIM are indirect wholly owned subsidiaries of AEGON NV.

The Sub-Advisers may occasionally place portfolio business with affiliated brokers of WRL Management or a Sub-Adviser. The Fund has been informed that brokerage commissions were paid to affiliated brokers of WRL Management or a Sub-Adviser during the period ended June 30, 1999, as follows:


PORTFOLIO                                COMMISSIONS
---------                               ------------
WRL VKAM Emerging Growth ............       $   2
WRL Alger Aggressive Growth .........         479
WRL Third Avenue Value ..............           5

C. INVESTMENT IN AFFILIATES

The Fund did not hold investments in affiliates at June 30, 1999. Security transactions in affiliates during the period ended June 30, 1999 are as follows:



                                                    1999
                          1999         1999       DIVIDEND
                       PURCHASES       SALES       INCOME
                      -----------   ----------   ---------
WRL Janus Global:
 AEGON NV .........   $ 2,543       $ 4,917         $ 0

D. ADMINISTRATIVE SERVICES

The Portfolios are charged for expenses that specifically relate to their individual operations. All other operating expenses of the Fund that are not attributable to a specific Portfolio are allocated based upon the proportionate number of policy and contract owners of the underlying Separate Accounts and affiliates. WRL Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses WRL Services.

E. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999. Prior to May 1, 1999, the Distribution Agreement was with ISI. ISI waived payment by the Fund for the period January 1, 1999 through April 30, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing such Portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of each Portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to any Portfolio before April 30, 2000. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

F. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred

140  WRL SERIES FUND, INC.

AT JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

NOTE 2 -- (CONTINUED)

Compensation Plan for Directors of the WRL Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 1999, the market value of invested plan amounts was $ 85. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 1999 is included in Net assets in the accompanying Statements of Assets and Liabilities.

NOTE 3 -- SECURITIES TRANSACTIONS

Securities transactions for the period ended June 30, 1999, are summarized as follows:

                                                                                               PROCEEDS FROM MATURITIES
                                                         PURCHASES OF SECURITIES                AND SALES OF SECURITIES
                                                         -----------------------               ------------------------
                                                  LONG-TERM EXCLUDING                     LONG-TERM EXCLUDING
PORTFOLIO                                           U.S. GOVERNMENT     U.S. GOVERNMENT     U.S. GOVERNMENT    U.S. GOVERNMENT
---------                                        --------------------- ----------------- -------------------- ----------------
WRL J.P. Morgan Money Market ...................      $         0         $ 3,658,482         $         0        $ 3,622,144
WRL AEGON Bond .................................           18,639             569,336              13,417            573,328
WRL Janus Growth ...............................        1,331,189             249,777           1,898,225            344,383
WRL Janus Global ...............................          383,430              53,480             327,891            100,013
WRL LKCM Strategic Total Return ................          141,726                   0             152,462                  0
WRL VKAM Emerging Growth .......................          660,930           5,782,403             660,453          5,757,791
WRL Alger Aggressive Growth ....................          441,590                   0             383,126                  0
WRL AEGON Balanced .............................           23,830                 929              19,355              3,172
WRL Federated Growth & Income ..................           55,973                   0              45,542              6,406
WRL Dean Asset Allocation ......................           86,714              18,501             110,948              9,166
WRL C.A.S.E. Growth ............................           59,206                   0              55,302                  0
WRL NWQ Value Equity ...........................           28,229                   0              21,419              9,941
WRL GE/Scottish Equitable
 International Equity ..........................           12,480                   0              14,842                  0
WRL GE U.S. Equity .............................           55,599                   0              28,363                  0
WRL Third Avenue Value .........................            1,597                   0                 906                  0
WRL J.P. Morgan Real Estate Securities .........            4,406                   0               3,029                  0
WRL Goldman Sachs Growth .......................            2,871                   0                  86                  0
WRL Goldman Sachs Small Cap ....................            6,096                 169               1,469                150
WRL T. Rowe Price Dividend Growth ..............            1,746               1,988                  28              1,730
WRL T. Rowe Price Small Cap ....................            5,356               9,829                 151              9,832
WRL Salomon All Cap ............................            5,959                 447                 594                447
WRL Pilgrim Baxter Mid Cap Growth ..............            2,327                   0               1,504                  0
WRL Dreyfus Mid Cap ............................              626                   0                  54                  0



                                                    1999 SEMI-ANNUAL REPORT  141

AT JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

NOTE 4 -- FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions attributed to each Portfolio for accounting purposes are also attributed to that Portfolio for federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Each Portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The net capital loss carryforwards noted below as of December 31, 1998, if applicable, are available to offset future realized capital gains through the periods listed. Each Portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 1998, (Post-October Losses Deferred), if applicable, as having been incurred in the current fiscal year.

                                                       PRIOR YEAR
                                                      POST-OCTOBER   DECEMBER 31, 1998            NET CAPITAL LOSS
                                                      LOSSES TO BE    NET CAPITAL LOSS              CARRYFORWARD
PORTFOLIO                                              RECOGNIZED       CARRYFORWARD             AVAILABLE THROUGH
---------                                            -------------- ------------------- -----------------------------------
WRL J.P. Morgan Money Market .......................    $      0          $      0                     n/a
WRL AEGON Bond .....................................           0             4,326      $ 4,065 through December 31, 2002
                                                                                            261 through December 31, 2005
WRL Janus Growth ...................................           0                 0                     n/a
WRL Janus Global ...................................       3,455                 0                     n/a
WRL LKCM Strategic Total Return ....................           0                 0                     n/a
WRL VKAM Emerging Growth ...........................           0                 0                     n/a
WRL Alger Aggressive Growth ........................           0                 0                     n/a
WRL AEGON Balanced .................................         641             2,432              December 31, 2006
WRL Federated Growth & Income ......................           0                 0                     n/a
WRL Dean Asset Allocation ..........................           0                 0                     n/a
WRL C.A.S.E. Growth ................................         728                 0                     n/a
WRL NWQ Value Equity ...............................       5,333                 0                     n/a
WRL GE/Scottish Equitable International Equity .....         173               545          105 through December 31, 2005
                                                                                            440 through December 31, 2006
WRL GE U.S. Equity .................................           0                 0                     n/a
WRL Third Avenue Value .............................           0                 0                     n/a
WRL J.P. Morgan Real Estate Securities .............           5                72              December 31, 2006
WRL Goldman Sachs Growth ...........................           0                 0                     n/a
WRL Goldman Sachs Small Cap ........................           0                 0                     n/a
WRL T. Rowe Price Dividend Growth ..................           0                 0                     n/a
WRL T. Rowe Price Small Cap ........................           0                 0                     n/a
WRL Salomon All Cap ................................           0                 0                     n/a
WRL Pilgrim Baxter Mid Cap Growth ..................           0                 0                     n/a
WRL Dreyfus Mid Cap ................................           0                 0                     n/a

142  WRL SERIES FUND, INC.

AT JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

NOTE 4 -- (CONTINUED)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 1999, are as follows:


                                                                                                                NET UNREALIZED
                                                            FEDERAL TAX      UNREALIZED        UNREALIZED        APPRECIATION
PORTFOLIO                                                    COST BASIS     APPRECIATION     (DEPRECIATION)     (DEPRECIATION)
---------                                                  -------------   --------------   ----------------   ---------------
WRL J.P. Morgan Money Market ...........................    $   247,208     $         0        $        0        $         0
WRL AEGON Bond .........................................        161,420             388            (3,910)            (3,522)
WRL Janus Growth .......................................      1,844,159       1,202,634           (12,433)         1,190,201
WRL Janus Global .......................................        839,464         418,898           (16,079)           402,819
WRL LKCM Strategic Total Return ........................        484,212         131,480            (4,773)           126,707
WRL VKAM Emerging Growth ...............................        763,780         314,996           (11,304)           303,692
WRL Alger Aggressive Growth ............................        522,339         215,287           (10,169)           205,118
WRL AEGON Balanced .....................................         84,866          18,781            (1,283)            17,498
WRL Federated Growth & Income ..........................         84,415           5,625            (3,286)             2,339
WRL Dean Asset Allocation ..............................        315,490          32,065            (9,554)            22,511
WRL C.A.S.E. Growth ....................................         87,081          14,685            (9,058)             5,627
WRL NWQ Value Equity ...................................        155,624          33,474           (12,343)            21,131
WRL GE/Scottish Equitable International Equity .........         27,391           3,431            (1,999)             1,432
WRL GE U.S. Equity .....................................        126,867          23,080            (2,027)            21,053
WRL Third Avenue Value .................................         17,491           1,684            (2,496)              (812)
WRL J.P. Morgan Real Estate Securities .................          3,768              66              (142)               (76)
WRL Goldman Sachs Growth ...............................          2,780             153               (43)               110
WRL Goldman Sachs Small Cap ............................          4,686             263               (56)               207
WRL T. Rowe Price Dividend Growth ......................          1,976              57               (26)                31
WRL T. Rowe Price Small Cap ............................          5,213             525              (119)               406
WRL Salomon All Cap ....................................          5,679             298              (143)               155
WRL Pilgrim Baxter Mid Cap Growth ......................            905             100               (28)                72
WRL Dreyfus Mid Cap ....................................            615              40               (13)                27

                                                    1999 SEMI-ANNUAL REPORT  143

AT JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

NOTE 5 -- COMMITMENTS

WRL Janus Growth, WRL Janus Global and WRL GE/Scottish Equitable International Equity entered into forward foreign currency contracts, which obligate the Fund to deliver currencies at specified future dates. The open contracts at June 30, 1999, are as follows:

                                                                          VALUE IN       NET UNREALIZED
                                                        SETTLEMENT      U.S. DOLLARS      APPRECIATION
CURRENCY                              BOUGHT (SOLD)        DATE        BOUGHT (SOLD)     (DEPRECIATION)
--------                             ---------------   ------------   ---------------   ---------------
WRL Janus Growth
 Euro Dollar .....................            50       07/15/1999       $       52          $    (5)
 Euro Dollar .....................           (50)      07/15/1999              (52)               7
 Euro Dollar .....................         3,675       07/22/1999            3,796             (374)
 Euro Dollar .....................         4,500       07/22/1999            4,649             (478)
 Euro Dollar .....................         5,000       07/22/1999            5,165             (470)
 Euro Dollar .....................         3,400       07/22/1999            3,512             (331)
 Euro Dollar .....................         1,500       07/22/1999            1,550             (125)
 Euro Dollar .....................         2,100       07/22/1999            2,169             (154)
 Euro Dollar .....................           (75)      07/22/1999              (77)              11
 Euro Dollar .....................       (20,100)      07/22/1999          (20,764)           2,896
 Euro Dollar .....................           110       07/28/1999              114              (11)
 Euro Dollar .....................          (110)      07/28/1999             (114)              16
 Euro Dollar .....................            90       08/12/1999               93               (9)
 Euro Dollar .....................           (90)      08/12/1999              (93)              13
                                                                        ----------          -------
  Total WRL Janus Growth .........                                      $        0          $   986
                                                                        ==========          =======
WRL Janus Global
 British Pound ...................          (447)      07/01/1999       $     (704)         $     6
 British Pound ...................           475       07/02/1999              748               (7)
 British Pound ...................           564       07/02/1999              889               (5)
 British Pound ...................           745       07/06/1999            1,175                0
 British Pound ...................           (23)      07/06/1999              (37)               0
 British Pound ...................         8,690       10/08/1999           13,710             (310)
 British Pound ...................         5,000       10/08/1999            7,889             (148)
 British Pound ...................       (36,590)      10/08/1999          (57,729)           1,258
 British Pound ...................        (4,000)      10/14/1999           (6,311)             166
 British Pound ...................        (7,110)      12/09/1999          (11,228)             261
 Canadian Dollar .................          (865)      07/02/1999             (586)               3
 Canadian Dollar .................        (4,268)      07/06/1999           (2,890)              (3)
 Canadian Dollar .................        (1,900)      10/08/1999           (1,288)              13
 Canadian Dollar .................        (2,100)      10/08/1999           (1,424)              12
 Canadian Dollar .................          (700)      11/18/1999             (475)               7
 Euro Dollar .....................           139       07/01/1999              144               (1)
 Euro Dollar .....................            25       07/01/1999               26                0
 Euro Dollar .....................            69       07/02/1999               72               (1)
 Euro Dollar .....................           128       07/02/1999              132               (1)
 Euro Dollar .....................            20       07/02/1999               21                0
 Euro Dollar .....................           145       07/06/1999              149                0

144  WRL SERIES FUND, INC.

AT JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

NOTE 5 -- (CONTINUED)

                                                                          VALUE IN       NET UNREALIZED
                                                        SETTLEMENT      U.S. DOLLARS      APPRECIATION
CURRENCY                              BOUGHT (SOLD)        DATE        BOUGHT (SOLD)     (DEPRECIATION)
--------                             ---------------   ------------   ---------------   ---------------
WRL Janus Global (continued)
 Euro Dollar .....................            (163)    07/06/1999       $      (168)       $      1
 Euro Dollar .....................            (518)    07/06/1999              (535)              1
 Euro Dollar .....................          (6,900)    07/15/1999            (7,124)            957
 Euro Dollar .....................          (4,100)    07/28/1999            (4,237)            583
 Euro Dollar .....................          (2,600)    08/12/1999            (2,690)            380
 Euro Dollar .....................         (15,900)    08/12/1999           (16,451)          2,328
 Euro Dollar .....................          (4,000)    08/27/1999            (4,143)            546
 Euro Dollar .....................         (24,000)    08/27/1999           (24,861)          3,275
 Hong Kong Dollar ................         (26,500)    05/07/2001            (3,345)            (14)
 Hong Kong Dollar ................         (26,400)    05/07/2001            (3,332)            (20)
 Hong Kong Dollar ................          (6,600)    05/07/2001              (833)             (5)
 Hong Kong Dollar ................         (12,500)    05/07/2001            (1,578)             (9)
 Hong Kong Dollar ................         (18,000)    05/07/2001            (2,272)            (14)
 Hong Kong Dollar ................          (7,000)    05/07/2001              (883)             (5)
 Hong Kong Dollar ................         (14,000)    05/07/2001            (1,767)             (8)
 Japanese Yen ....................      (2,250,000)    09/16/1999           (18,813)            533
 Japanese Yen ....................        (555,000)    09/16/1999            (4,641)            156
 Japanese Yen ....................         800,000     10/08/1999             6,713            (221)
 Japanese Yen ....................         100,000     10/08/1999               839             (24)
 Japanese Yen ....................       1,350,000     10/08/1999            11,327            (418)
 Japanese Yen ....................         950,000     10/08/1999             7,971            (264)
 Japanese Yen ....................      (1,600,000)    10/08/1999           (13,425)            891
 Japanese Yen ....................        (400,000)    10/08/1999            (3,356)             75
 Japanese Yen ....................        (100,000)    10/08/1999              (839)             17
 Japanese Yen ....................      (1,100,000)    10/08/1999            (9,230)            382
 Japanese Yen ....................      (1,250,000)    10/08/1999           (10,488)             89
 Japanese Yen ....................        (200,000)    10/14/1999            (1,680)             36
 Japanese Yen ....................      (2,345,000)    10/21/1999           (19,717)            577
 Japanese Yen ....................         (85,000)    10/21/1999              (715)              6
 Japanese Yen ....................        (500,000)    11/18/1999            (4,223)             41
 Japanese Yen ....................        (700,000)    12/03/1999            (5,926)            (93)
 Swedish Krona ...................          (4,212)    07/01/1999              (497)              2
 Swiss Franc .....................          (4,600)    10/08/1999            (2,998)            154
 Swiss Franc .....................          (1,500)    10/21/1999              (979)             52
                                                                        -----------        --------
  Total WRL Janus Global .........                                      $  (202,613)       $ 11,237
                                                                        ===========        ========


                                                    1999 SEMI-ANNUAL REPORT  145

AT JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

NOTE 5 -- (CONTINUED)

                                                                                      VALUE IN       NET UNREALIZED
                                                                    SETTLEMENT      U.S. DOLLARS      APPRECIATION
CURRENCY                                          BOUGHT (SOLD)        DATE        BOUGHT (SOLD)     (DEPRECIATION)
--------                                         ---------------   ------------   ---------------   ---------------
WRL GE/Scottish Equitable International Equity
 British Pound ...............................           13        07/01/1999         $    20             $ 0
 British Pound ...............................           (3)       07/01/1999              (4)              0
 British Pound ...............................            3        07/02/1999               5               0
 British Pound ...............................           (9)       07/02/1999             (15)              0
 British Pound ...............................            3        07/06/1999               5               0
 British Pound ...............................           (9)       07/06/1999             (14)              0
 Danish Krone ................................           13        07/01/1999               2               0
 Euro Dollar .................................          (77)       07/01/1999             (80)              1
 Euro Dollar .................................          (25)       07/02/1999             (26)              0
 Euro Dollar .................................          (18)       07/06/1999             (18)              0
 Euro Dollar .................................            1        07/30/1999               1               0
 Euro Dollar .................................            3        07/30/1999               3               0
 Euro Dollar .................................         (665)       07/30/1999            (688)              5
                                                                                      -------             ---
  Total WRL GE/Scottish Equitable
   International Equity ......................                                        $  (809)            $ 6
                                                                                      =======             ===

WRL GE U.S. Equity entered into Standard & Poor's Index of 500 Common Stocks ("S&P 500 Index") futures contracts, which obligate the Portfolio to settle variation margins in cash daily. Securities with an aggregate market value of $ 1,210 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1999:

                                                                         NET UNREALIZED
                                         SETTLEMENT       VALUE IN        APPRECIATION
TYPE                       CONTRACTS        DATE        U.S. DOLLARS     (DEPRECIATION)
----                      -----------   ------------   --------------   ---------------
S&P 500 Index .........          16     09/17/1999         $ 5,527           $ 197

WRL GE/Scottish Equitable International Equity entered into KL Composite Index and FTSE 100 Index futures contracts, which obligate the Portfolio to settle variation margins in cash daily. Cash in the amount of $ 4 and $ 19 for the KL Composite Index and FTSE 100 Index, respectively, is held by the broker to cover margin requirements for the following open futures contracts at June 30, 1999:

                                                                                   NET UNREALIZED
                                                   SETTLEMENT       VALUE IN        APPRECIATION
TYPE                                 CONTRACTS        DATE        U.S. DOLLARS     (DEPRECIATION)
----                                -----------   ------------   --------------   ---------------
KL Composite Index ..............           2     07/30/1999          $  45           $    1
FTSE 100 Index ..................           4     09/17/1999            400              (11)
                                                                      -----           ------
  Total WRL GE/Scottish Equitable
   International Equity .........                                     $ 445           $  (10)
                                                                      =====           ======

146  WRL SERIES FUND, INC.

AT JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

NOTE 6 -- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of expenses to average net assets is net of the advisory fee waiver (see Note 2A). Without the advisory fee waived by WRL Management the ratio for each period presented would be as follows:

                                                           JUNE 30,
                                                         ------------
PORTFOLIO                                                    1999
---------                                                ------------
WRL Alger Aggressive Growth ............................         *
WRL AEGON Balanced .....................................         *
WRL Federated Growth & Income ..........................         *
WRL C.A.S.E. Growth ....................................         *
WRL NWQ Value Equity ...................................         *
WRL GE/Scottish Equitable International Equity .........      1.94 %
WRL GE U.S. Equity .....................................         *
WRL Third Avenue Value .................................      1.05 %
WRL J.P. Morgan Real Estate Securities .................      2.90 %
WRL Goldman Sachs Growth ...............................      4.39 %
WRL Goldman Sachs Small Cap ............................      2.36 %
WRL T. Rowe Price Dividend Growth ......................      5.41 %
WRL T. Rowe Price Small Cap ............................      2.47 %
WRL Salomon All Cap ....................................      2.09 %
WRL Pilgrim Baxter Mid Cap Growth ......................      4.62 %
WRL Dreyfus Mid Cap ....................................      4.83 %



                                                                                  DECEMBER 31,
                                                         --------------------------------------------------------------
PORTFOLIO                                                    1998         1997         1996         1995        1994
---------                                                ------------ ------------ ------------ ------------ ----------
WRL Alger Aggressive Growth ............................         *            *            *            *        1.18 %
WRL AEGON Balanced .....................................         *            *            *            *        1.34 %
WRL Federated Growth & Income ..........................         *            *            *         1.08 %      1.90 %
WRL C.A.S.E. Growth ....................................         *         1.13 %       1.64 %       4.15 %         **
WRL NWQ Value Equity ...................................         *            *         1.03 %          **          **
WRL GE/Scottish Equitable International Equity .........      1.96 %       3.12 %          **           **          **
WRL GE U.S. Equity .....................................         *         1.49 %          **           **          **
WRL Third Avenue Value .................................      1.13 %          **           **           **          **
WRL J.P. Morgan Real Estate Securities .................      3.34 %          **           **           **          **
WRL Goldman Sachs Growth ...............................         **           **           **           **          **
WRL Goldman Sachs Small Cap ............................         **           **           **           **          **
WRL T. Rowe Price Dividend Growth ......................         **           **           **           **          **
WRL T. Rowe Price Small Cap ............................         **           **           **           **          **
WRL Salomon All Cap ....................................         **           **           **           **          **
WRL Pilgrim Baxter Mid Cap Growth ......................         **           **           **           **          **
WRL Dreyfus Mid Cap ....................................         **           **           **           **          **

                                                    1999 SEMI-ANNUAL REPORT  147

AT JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

NOTE 6 -- (CONTINUED)
Without the advisory fee waived by WRL Management and the fees paid indirectly, the ratio for each period presented would be as follows:


                                                             JUNE 30,           DECEMBER 31,
                                                           ------------   -------------------------
PORTFOLIO                                                      1999           1998          1997
---------                                                  ------------   ------------   ----------
WRL C.A.S.E. Growth ....................................           *              *          1.14 %
WRL GE/Scottish Equitable International Equity .........        1.94 %         1.96 %        3.14 %
WRL GE U.S. Equity .....................................           *              *          1.54 %
WRL Third Avenue Value .................................        1.05 %         1.13 %           **
WRL J.P. Morgan Real Estate Securities .................        2.90 %         3.34 %           **
WRL Goldman Sachs Growth ...............................        4.39 %            **            **
WRL Goldman Sachs Small Cap ............................        2.36 %            **            **
WRL T. Rowe Price Dividend Growth ......................        5.41 %            **            **
WRL T. Rowe Price Small Cap ............................        2.47 %            **            **
WRL Salomon All Cap ....................................        2.09 %            **            **
WRL Pilgrim Baxter Mid Cap Growth ......................        4.62 %            **            **
WRL Dreyfus Mid Cap ....................................        4.83 %            **            **


 *   No waiver since the Portfolio did not exceed expense limitations.
**   Portfolio was not in existence during this period.

NOTE 7 -- SCHEDULE OF INVESTMENTS

The following provides additional information on certain of the holdings in each Portfolio.

(a) No dividends were paid during the preceding twelve months.

(b) As of June 30, 1999, the security is on loan (see Note 1F). The market value of all securities on loan at June 30, 1999, by Portfolio, is as follows:

PORTFOLIO                                  MARKET VALUE
---------                                 -------------
WRL AEGON Bond ..........................   $  16,393
WRL Janus Growth ........................     226,691
WRL Janus Global ........................     104,524
WRL LKCM Strategic Total Return .........      41,281
WRL VKAM Emerging Growth ................     173,473
WRL Alger Aggressive Growth .............      72,474
WRL AEGON Balanced ......................      23,144
WRL Federated Growth & Income ...........       3,415
WRL Dean Asset Allocation ...............      39,812
WRL C.A.S.E. Growth .....................      12,646
WRL NWQ Value Equity ....................      12,300
WRL GE U.S. Equity ......................      11,338

148  WRL SERIES FUND, INC.

AT JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

NOTE 7 -- (CONTINUED)

(c) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

(d) Floating or variable rate note. Rate listed is as of June 30, 1999.

(e) At June 30, 1999, the collateral for the repurchase agreements is as follows:

                                                                                     MARKET VALUE
PORTFOLIO                                           COLLATERAL                   AND ACCRUED INTEREST
---------                         --------------------------------------------- ---------------------
WRL LKCM Strategic Total Return   $ 10,329 Fannie Mae ARM - 313665
                                  6.69 %, due 05/01/2027                               $ 4,136

WRL Alger Aggressive Growth       $ 4,890 Freddie Mac - Series 1618 - Class FB
                                  5.30 %, due 10/15/2008                                 4,897
                                  $ 15,737 Fannie Mae ARM - 374114
                                  7.12 %, due 10/01/2023                                 8,577

WRL Federated Growth & Income     $ 1,616 U.S. Treasury Note
                                  10.63 %, due 08/15/2015                                2,392

WRL NWQ Value Equity              $ 1,398 Freddie Mac - Series 1208 - Class D
                                  5.35 %, due 02/15/2022                                   917
                                  $ 6,909 Small Business Association - 504479
                                  5.38 %, due 03/25/2024                                 6,876

WRL Goldman Sachs Small Cap       $ 239 Fannie Mae ARM - 262604
                                  6.42 %, due 12/01/2023                                    37

WRL Salomon All Cap               $ 185 U.S. Treasury Note
                                  13.88 %, due 05/15/2011                                  269

WRL Dreyfus Mid Cap               $ 255 Freddie Mac ARM - 845971
                                  6.94 %, due 10/01/2024                                    40

(f) For WRL VKAM Emerging Growth, the Convertible Preferred Stocks - Telecommunications category has been omitted since its percentage of net assets is less then 0.01 %. The security in this category, Vodafone AirTouch Public Limited Company - Series C has less than 1 share and a cost and market value of less than $ 1.

(g) Market value is less then $ 1.

(h) Number of shares is less than 1.

(i) At June 30, 1999, a portion or all of the security is segregated with the custodian to cover margin requirements for open futures contracts. The market value of all securities segregated at June 30, 1999 is $ 1,210 (see
    Note 5).

                                                    1999 SEMI-ANNUAL REPORT  149

AT JUNE 30, 1999
ALL AMOUNTS IN THOUSANDS
(UNAUDITED)

NOTE 7 -- (CONTINUED)

DEFINITIONS

ADR       American Depositary Receipt
ARM       Adjustable Rate Mortgage
GDR       Global Depositary Receipt
PEPS      Premium Equity Partnership Security Units
REIT      Real Estate Investment Trust
STRYPES   Structured Yield Product Exchangeable for Common Stock
TRACES    Trust Automatic Common Exchange Securities


150  WRL SERIES FUND, INC.

                             WRL SERIES FUND, INC.

                         OFFICE OF THE WRL SERIES FUND
                              570 Carillon Parkway
                            St. Petersburg, FL 33716
                                 1-800-851-9777

     INDEPENDENT ACCOUNTANTS:                            CUSTODIAN:
   PricewaterhouseCoopers LLP                    Investors Bank & Trust Company
      160 Federal Street                             200 Clarendon Street
       Boston, MA 02110                                  16th Floor
                                                      Boston, MA 02116

                              INVESTMENT ADVISER:

                        WRL Investment Management, Inc.
                              570 Carillon Parkway
                            St. Petersburg, FL 33716

                                 SUB-ADVISERS:

Janus Capital Corporation                          Scottish Equitable Investment
100 Fillmore Street                                           Management Limited
Denver, CO 80206                                                  Edinburgh Park
                                                    Edinburgh EH12 9SE, Scotland

Luther King Capital                                                    AEGON USA
Management Corporation                               Investment Management, Inc.
301 Commerce Street, Suite 1600                         4333 Edgewood Road, N.E.
Fort Worth, TX 76102                                      Cedar Rapids, IA 52499

Federated Investment Counseling                                 Van Kampen Asset
Federated Investors Tower                                        Management Inc.
Pittsburgh, PA 15222-3779                                     One Parkview Plaza
                                                      Oakbrook Terrace, IL 60181

NWQ Investment                                       Fred Alger Management, Inc.
Management Company, Inc.                        1 World Trade Center, Suite 9333
2049 Century Park East, 4th Floor                             New York, NY 10048
Los Angeles, CA 90067

EQSF Advisers, Inc.                                       J.P. Morgan Investment
767 Third Avenue                                                 Management Inc.
New York, NY 10017-2023                                         522 Fifth Avenue
                                                              New York, NY 10036

C.A.S.E. Management, Inc.                             Dean Investment Associates
5355 Tower Center Road, Suite 702                           2480 Kettering Tower
Boca Raton, FL 33486                                       Dayton, OH 45423-2480

Goldman Sachs Asset Management                                     GE Investment
One New York Plaza                                       Management Incorporated
New York, NY 10004                                            3003 Summer Street
                                                              Stamford, CT 06905

Salomon Brothers Asset Management Inc.         Pilgrim Baxter & Associates, Ltd.
7 World Trade Center                                          825 Duportail Road
New York, NY 10048                                               Wayne, PA 19087

T. Rowe Price Associates, Inc.                           The Dreyfus Corporation
100 E. Pratt Street                                              200 Park Avenue
Baltimore, MD 21202                                           New York, NY 10166

[LOGO]

INVESTMENT ADVISER
WRL Investment Management, Inc.
Distributor: AFSG Securities Corporation
4333 Edgewood Road, N.E.
Cedar Rapids, IA 52499

This material must be preceded or accompanied by the Fund's current prospectus.

August 1999
ACC00001-8/99

WRL QUARTERLY SUB-ACCOUNT PERFORMANCE
WRL FREEDOM ATTAINER/registered trademark/ VARIABLE ANNUITY
AT JUNE 30, 1999

                                                                             STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                     INCEPTION        ONE        THREE        FIVE        TEN         SINCE
SUB-ACCOUNT                                            DATE          YEAR        YEARS       YEARS       YEARS      INCEPTION
WRL J.P. Morgan Money Market                       02/24/1989      (2.46)%      2.52 %      3.38 %      3.56 %        3.68 %
WRL AEGON Bond                                     02/24/1989      (5.00)%      4.05 %      5.69 %      6.30 %        7.08 %
WRL Janus Growth                                   02/24/1989      36.58 %     30.71 %     30.84 %     20.32 %       21.37 %
WRL Janus Global                                   12/03/1992       7.28 %     20.60 %     21.83 %       n/a         20.98 %
WRL LKCM Strategic Total Return                    03/01/1993       2.30 %     12.77 %     14.66 %       n/a         12.69 %
WRL VKAM Emerging Growth                           03/01/1993      27.72 %     24.10 %     28.20 %       n/a         23.26 %
WRL Alger Aggressive Growth                        03/01/1994      29.44 %     28.92 %     27.56 %       n/a         23.21 %
WRL AEGON Balanced                                 03/01/1994       1.92 %     10.09 %      9.62 %       n/a          8.44 %
WRL Federated Growth & Income                      03/01/1994      (2.37)%      9.74 %     11.74 %       n/a          9.65 %
WRL Dean Asset Allocation                          01/03/1995      (4.91)%      9.22 %       n/a         n/a         11.48 %
WRL C.A.S.E. Growth                                05/01/1996      16.31 %     15.37 %       n/a         n/a         13.98 %
WRL NWQ Value Equity                               05/01/1996      (1.15)%     14.06 %       n/a         n/a         13.51 %
WRL GE/Scottish Equitable International Equity     01/02/1997     (10.48)%       n/a         n/a         n/a          4.89 %
WRL GE U.S. Equity                                 01/02/1997      14.30 %       n/a         n/a         n/a         22.40 %
WRL Third Avenue Value                             01/02/1998      (6.24)%       n/a         n/a         n/a         (7.49)%
WRL J.P. Morgan Real Estate Securities             05/01/1998     (15.83)%       n/a         n/a         n/a        (15.69)%
WRL Goldman Sachs Growth*                          05/03/1999        n/a         n/a         n/a         n/a         (2.63)%
WRL Goldman Sachs Small Cap*                       05/03/1999        n/a         n/a         n/a         n/a          0.77 %
WRL T. Rowe Price Dividend Growth*                 05/03/1999        n/a         n/a         n/a         n/a         (5.62)%
WRL T. Rowe Price Small Cap*                       05/03/1999        n/a         n/a         n/a         n/a          5.76 %
WRL Salomon All Cap*                               05/03/1999        n/a         n/a         n/a         n/a          1.27 %
WRL Pilgrim Baxter Mid Cap Growth*                 05/03/1999        n/a         n/a         n/a         n/a          4.66 %
WRL Dreyfus Mid Cap*                               05/03/1999        n/a         n/a         n/a         n/a         (1.03)%

* Not annualized.

The total returns are based on the Sub-Accounts' historical performance and neither indicate nor guarantee future investment results. The total return and value of a Sub-Account will fluctuate so that a Contract, when surrendered, may be worth more or less than the amount of its purchase payments.

The foregoing figures set forth the historical total returns of the Sub-Accounts calculated as described in the current prospectus for the Contract. The calculations set forth assume a hypothetical amount held in a Sub-Account for a Contract for various periods of time shown. Each period of time ends at June 30, 1999.

All calculations reflect the mortality and expense risk charge and administrative charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes. The "returns" assume a $ 30 annual Contract charge and a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a five year declining withdrawal charge which is initially a maximum of 6 % of the amount of the purchase payment surrendered or withdrawn.

This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Attainer/registered trademark/ Variable Annuity and WRL Series Fund, Inc. Read the prospectuses carefully before investing. This contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

                                        WRL QUARTERLY SUB-ACCOUNT PERFORMANCE  1

WRL QUARTERLY SUB-ACCOUNT PERFORMANCE
WRL FREEDOM BELLWETHER/registered trademark/ VARIABLE ANNUITY
AT JUNE 30, 1999

                                                   INCEPTION
SUB-ACCOUNT                                          DATE
WRL J.P. Morgan Money Market                     12/03/1992
WRL AEGON Bond                                   12/03/1992
WRL Janus Growth                                 12/03/1992
WRL Janus Global                                 12/03/1992
WRL LKCM Strategic Total Return                  03/01/1993
WRL VKAM Emerging Growth                         03/01/1993
WRL Alger Aggressive Growth                      03/01/1994
WRL AEGON Balanced                               03/01/1994
WRL Federated Growth & Income                    03/01/1994
WRL Dean Asset Allocation                        01/03/1995
WRL C.A.S.E. Growth                              05/01/1996
WRL NWQ Value Equity                             05/01/1996
WRL GE/Scottish Equitable International Equity   01/02/1997
WRL GE U.S. Equity                               01/02/1997
WRL Third Avenue Value                           01/02/1998
WRL J.P. Morgan Real Estate Securities           05/01/1998
WRL Goldman Sachs Growth*                        05/03/1999
WRL Goldman Sachs Small Cap*                     05/03/1999
WRL T. Rowe Price Dividend Growth*               05/03/1999
WRL T. Rowe Price Small Cap*                     05/03/1999
WRL Salomon All Cap*                             05/03/1999
WRL Pilgrim Baxter Mid Cap Growth*               05/03/1999
WRL Dreyfus Mid Cap*                             05/03/1999

                                                                 STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                         ONE               THREE              FIVE            SINCE
SUB-ACCOUNT                                             YEAR               YEARS              YEARS         INCEPTION
WRL J.P. Morgan Money Market                             3.44 %             3.66 %             3.62 %        3.02 %
WRL AEGON Bond                                           0.94 %             5.18 %             5.91 %        5.21 %
WRL Janus Growth                                        42.65 %            31.42 %            30.84 %       21.41 %
WRL Janus Global                                        13.21 %            21.39 %            21.86 %       20.83 %
WRL LKCM Strategic Total Return                          8.20 %            13.68 %            14.75 %       12.56 %
WRL VKAM Emerging Growth                                33.63 %            24.83 %            28.18 %       23.10 %
WRL Alger Aggressive Growth                             35.33 %            29.56 %            27.54 %       23.20 %
WRL AEGON Balanced                                       7.81 %            11.05 %             9.76 %        8.58 %
WRL Federated Growth & Income                            3.53 %            10.71 %            11.85 %        9.77 %
WRL Dean Asset Allocation                                0.99 %            10.20 %            n/a           11.80 %
WRL C.A.S.E. Growth                                     22.19 %            16.23 %            n/a           14.83 %
WRL NWQ Value Equity                                     4.73 %            14.93 %            n/a           14.32 %
WRL GE/Scottish Equitable International Equity          (4.59)%            n/a                n/a            6.97 %
WRL GE U.S. Equity                                      20.17 %            n/a                n/a           24.00 %
WRL Third Avenue Value                                  (0.36)%            n/a                n/a           (3.46)%
WRL J.P. Morgan Real Estate Securities                  (9.94)%            n/a                n/a          (10.51)%
WRL Goldman Sachs Growth*                               n/a                n/a                n/a            3.35 %
WRL Goldman Sachs Small Cap*                            n/a                n/a                n/a            6.75 %
WRL T. Rowe Price Dividend Growth*                      n/a                n/a                n/a            0.36 %
WRL T. Rowe Price Small Cap*                            n/a                n/a                n/a           11.73 %
WRL Salomon All Cap*                                    n/a                n/a                n/a            7.24 %
WRL Pilgrim Baxter Mid Cap Growth*                      n/a                n/a                n/a           10.64 %
WRL Dreyfus Mid Cap*                                    n/a                n/a                n/a            4.95 %

* Not annualized.

The total returns are based on the Sub-Accounts' historical performance and neither indicate nor guarantee future investment results. The total return and value of a Sub-Account will fluctuate so that a Contract, when surrendered, may be worth more or less than the amount of its purchase payments.

The foregoing figures set forth the historical total returns of the Sub-Accounts calculated as described in the current prospectus for the Contract. The calculations set forth assume a hypothetical amount held in a Sub-Account for a Contract for various periods of time shown. Each period of time ends at June 30, 1999.

All calculations reflect the mortality and expense risk charge and administrative charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes. The "returns" assume a $ 30 annual Contract charge.

This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Bellwether/registered trademark/ Variable Annuity and WRL Series Fund, Inc. Read the prospectuses carefully before investing. This contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

2  WRL QUARTERLY SUB-ACCOUNT PERFORMANCE

WRL QUARTERLY SUB-ACCOUNT PERFORMANCE
WRL FREEDOM CONQUEROR/registered trademark/ VARIABLE ANNUITY
AT JUNE 30, 1999



                                                   INCEPTION
SUB-ACCOUNT                                          DATE
WRL J.P. Morgan Money Market                     12/03/1992
WRL AEGON Bond                                   12/03/1992
WRL Janus Growth                                 12/03/1992
WRL Janus Global                                 12/03/1992
WRL LKCM Strategic Total Return                  03/01/1993
WRL VKAM Emerging Growth                         03/01/1993
WRL Alger Aggressive Growth                      03/01/1994
WRL AEGON Balanced                               03/01/1994
WRL Federated Growth & Income                    03/01/1994
WRL Dean Asset Allocation                        01/03/1995
WRL C.A.S.E. Growth                              05/01/1996
WRL NWQ Value Equity                             05/01/1996
WRL GE/Scottish Equitable International Equity   01/02/1997
WRL GE U.S. Equity                               01/02/1997
WRL Third Avenue Value                           01/02/1998
WRL J.P. Morgan Real Estate Securities           05/01/1998
WRL Goldman Sachs Growth*                        05/03/1999
WRL Goldman Sachs Small Cap*                     05/03/1999
WRL T. Rowe Price Dividend Growth*               05/03/1999
WRL T. Rowe Price Small Cap*                     05/03/1999
WRL Salomon All Cap*                             05/03/1999
WRL Pilgrim Baxter Mid Cap Growth*               05/03/1999
WRL Dreyfus Mid Cap*                             05/03/1999



                                                                 STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                         ONE                THREE              FIVE            SINCE
SUB-ACCOUNT                                              YEAR               YEARS              YEARS         INCEPTION
WRL J.P. Morgan Money Market                             (4.62)%             1.72 %             2.87 %        2.59 %
WRL AEGON Bond                                           (7.13)%             3.28 %             5.22 %        4.82 %
WRL Janus Growth                                         34.52 %            30.19 %            30.54 %       21.23 %
WRL Janus Global                                          5.07 %            19.94 %            21.45 %       20.64 %
WRL LKCM Strategic Total Return                           0.11 %            12.05 %            14.25 %       12.27 %
WRL VKAM Emerging Growth                                 25.49 %            23.46 %            27.85 %       22.92 %
WRL Alger Aggressive Growth                              27.35 %            28.33 %            27.22 %       22.86 %
WRL AEGON Balanced                                       (0.25)%             9.35 %             9.17 %        8.00 %
WRL Federated Growth & Income                            (4.54)%             9.00 %            11.30 %        9.22 %
WRL Dean Asset Allocation                                (7.08)%             8.48 %            n/a           10.99 %
WRL C.A.S.E. Growth                                      14.13 %            14.69 %            n/a           13.36 %
WRL NWQ Value Equity                                     (3.33)%            13.35 %            n/a           12.83 %
WRL GE/Scottish Equitable International Equity          (12.64)%            n/a                n/a            4.34 %
WRL GE U.S. Equity                                       12.10 %            n/a                n/a           21.90 %
WRL Third Avenue Value                                   (8.40)%            n/a                n/a           (9.05)%
WRL J.P. Morgan Real Estate Securities                  (17.98)%            n/a                n/a          (17.62)%
WRL Goldman Sachs Growth*                               n/a                 n/a                n/a           (4.65)%
WRL Goldman Sachs Small Cap*                            n/a                 n/a                n/a           (1.26)%
WRL T. Rowe Price Dividend Growth*                      n/a                 n/a                n/a           (7.65)%
WRL T. Rowe Price Small Cap*                            n/a                 n/a                n/a            3.73 %
WRL Salomon All Cap*                                    n/a                 n/a                n/a           (0.76)%
WRL Pilgrim Baxter Mid Cap Growth*                      n/a                 n/a                n/a            2.63 %
WRL Dreyfus Mid Cap*                                    n/a                 n/a                n/a           (3.06)%

* Not annualized.

The total returns are based on the Sub-Accounts' historical performance and neither indicate nor guarantee future investment results. The total return and value of a Sub-Account will fluctuate so that a Contract, when surrendered, may be worth more or less than the amount of its purchase payments.

The foregoing figures set forth the historical total returns of the Sub-Accounts calculated as described in the current prospectus for the Contract. The calculations set forth assume a hypothetical amount held in a Sub-Account for a Contract for various periods of time shown. Each period of time ends at June 30, 1999.

All calculations reflect the mortality and expense risk charge and administrative charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes. The "returns" assume a $ 35 annual Contract charge and a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a seven year declining withdrawal charge which is initially a maximum of 8 % of the amount of the purchase payment surrendered or withdrawn.

This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Conqueror/registered trademark/ Variable Annuity and WRL Series Fund, Inc. Read the prospectuses carefully before investing. This contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

                                        WRL QUARTERLY SUB-ACCOUNT PERFORMANCE  3

WRL QUARTERLY SUB-ACCOUNT PERFORMANCE
WRL FREEDOM WEALTH CREATOR/registered trademark/ VARIABLE ANNUITY
AT JUNE 30, 1999

                                                   INCEPTION
SUB-ACCOUNT                                          DATE
WRL J.P. Morgan Money Market                     12/03/1992
WRL AEGON Bond                                   12/03/1992
WRL Janus Growth                                 12/03/1992
WRL Janus Global                                 12/03/1992
WRL LKCM Strategic Total Return                  03/01/1993
WRL VKAM Emerging Growth                         03/01/1993
WRL Alger Aggressive Growth                      03/01/1994
WRL AEGON Balanced                               03/01/1994
WRL Federated Growth & Income                    03/01/1994
WRL Dean Asset Allocation                        01/03/1995
WRL C.A.S.E. Growth                              05/01/1996
WRL NWQ Value Equity                             05/01/1996
WRL GE/Scottish Equitable International Equity   01/02/1997
WRL GE U.S. Equity                               01/02/1997
WRL Third Avenue Value                           01/02/1998
WRL J.P. Morgan Real Estate Securities           05/01/1998
WRL Goldman Sachs Growth*                        05/03/1999
WRL Goldman Sachs Small Cap*                     05/03/1999
WRL T. Rowe Price Dividend Growth*               05/03/1999
WRL T. Rowe Price Small Cap*                     05/03/1999
WRL Salomon All Cap*                             05/03/1999
WRL Pilgrim Baxter Mid Cap Growth*               05/03/1999
WRL Dreyfus Mid Cap*                             05/03/1999



                                                                 STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                         ONE                THREE              FIVE            SINCE
SUB-ACCOUNT                                              YEAR               YEARS              YEARS         INCEPTION
WRL J.P. Morgan Money Market                             (4.65)%             1.69 %             2.84 %        2.69 %
WRL AEGON Bond                                           (7.17)%             3.25 %             5.19 %        4.91 %
WRL Janus Growth                                         34.43 %            30.15 %            30.52 %       21.27 %
WRL Janus Global                                          4.99 %            19.89 %            21.42 %       20.67 %
WRL LKCM Strategic Total Return                           0.06 %            12.01 %            14.22 %       12.33 %
WRL VKAM Emerging Growth                                 25.40 %            23.41 %            27.83 %       22.95 %
WRL Alger Aggressive Growth                              27.14 %            28.27 %            27.19 %       22.92 %
WRL AEGON Balanced                                       (0.30)%             9.32 %             9.14 %        8.11 %
WRL Federated Growth & Income                            (4.59)%             8.97 %            11.28 %        9.33 %
WRL Dean Asset Allocation                                (7.13)%             8.44 %            n/a           11.12 %
WRL C.A.S.E. Growth                                      14.09 %            14.66 %            n/a           13.58 %
WRL NWQ Value Equity                                     (3.36)%            13.33 %            n/a           13.05 %
WRL GE/Scottish Equitable International Equity          (12.67)%            n/a                n/a            4.69 %
WRL GE U.S. Equity                                       12.06 %            n/a                n/a           22.17 %
WRL Third Avenue Value                                   (8.43)%            n/a                n/a           (8.37)%
WRL J.P. Morgan Real Estate Securities                  (18.00)%            n/a                n/a          (16.75)%
WRL Goldman Sachs Growth*                               n/a                 n/a                n/a           (4.66)%
WRL Goldman Sachs Small Cap*                            n/a                 n/a                n/a           (1.27)%
WRL T. Rowe Price Dividend Growth*                      n/a                 n/a                n/a           (7.65)%
WRL T. Rowe Price Small Cap*                            n/a                 n/a                n/a            3.72 %
WRL Salomon All Cap*                                    n/a                 n/a                n/a           (0.77)%
WRL Pilgrim Baxter Mid Cap Growth*                      n/a                 n/a                n/a            2.62 %
WRL Dreyfus Mid Cap*                                    n/a                 n/a                n/a           (3.06)%

* Not annualized.

The total returns are based on the Sub-Accounts' historical performance and neither indicate nor guarantee future investment results. The total return and value of a Sub-Account will fluctuate so that a Contract, when surrendered, may be worth more or less than the amount of its purchase payments.

The foregoing figures set forth the historical total returns of the Sub-Accounts calculated as described in the current prospectus for the Contract. The calculations set forth assume a hypothetical amount held in a Sub-Account for a Contract for various periods of time shown. Each period of time ends at June 30, 1999.

All calculations reflect the mortality and expense risk charge and administrative charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes. The "returns" assume a $ 35 annual Contract charge and a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a seven year declining withdrawal charge which is initially a maximum of 8 % of the amount of the purchase payment surrendered or withdrawn.

This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Wealth Creator/registered trademark/ Variable Annuity and WRL Series Fund, Inc. Read the prospectuses carefully before investing. This contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

4  WRL QUARTERLY SUB-ACCOUNT PERFORMANCE

WRL QUARTERLY SUB-ACCOUNT PERFORMANCE
WRL SERIES LIFE ACCOUNT
AT JUNE 30, 1999

                                                   INCEPTION
SUB-ACCOUNT**                                        DATE
WRL J.P. Morgan Money Market                     10/02/1986
WRL AEGON Bond                                   10/02/1986
WRL Janus Growth                                 10/02/1986
WRL Janus Global                                 03/01/1994
WRL LKCM Strategic Total Return                  03/01/1993
WRL VKAM Emerging Growth                         03/01/1993
WRL Alger Aggressive Growth                      03/01/1994
WRL AEGON Balanced                               03/01/1994
WRL Federated Growth & Income                    03/01/1994
WRL Dean Asset Allocation                        01/03/1995
WRL C.A.S.E. Growth                              05/01/1996
WRL NWQ Value Equity                             05/01/1996
WRL GE/Scottish Equitable International Equity   01/02/1997
WRL GE U.S. Equity                               01/02/1997
WRL Third Avenue Value                           01/02/1998
WRL J.P. Morgan Real Estate Securities *         05/01/1998



                                                                    STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                      ONE           THREE            FIVE              TEN           SINCE
SUB-ACCOUNT**                                        YEAR           YEARS            YEARS            YEARS        INCEPTION
WRL J.P. Morgan Money Market                       3.99 %            4.22 %           4.17 %           3.98 %       4.31 %
WRL AEGON Bond                                     1.49 %            5.74 %           6.47 %           6.77 %       6.45 %
WRL Janus Growth                                  43.45 %           32.11 %          31.52 %          20.85 %      20.67 %
WRL Janus Global                                  13.87 %           22.05 %          22.50 %          n/a          19.63 %
WRL LKCM Strategic Total Return                    8.80 %           14.30 %          15.36 %          n/a          13.12 %
WRL VKAM Emerging Growth                          34.38 %           25.50 %          28.85 %          n/a          23.71 %
WRL Alger Aggressive Growth                       36.08 %           30.25 %          28.20 %          n/a          23.80 %
WRL AEGON Balanced                                 8.39 %           11.64 %          10.34 %          n/a           9.12 %
WRL Federated Growth & Income                      4.09 %           11.30 %          12.44 %          n/a          10.32 %
WRL Dean Asset Allocation                          1.54 %           10.79 %          n/a              n/a          12.39 %
WRL C.A.S.E. Growth                               22.84 %           16.84 %          n/a              n/a          15.41 %
WRL NWQ Value Equity                               5.30 %           15.54 %          n/a              n/a          14.90 %
WRL GE/Scottish Equitable International Equity    (4.08)%           n/a              n/a              n/a           7.54 %
WRL GE U.S. Equity                                20.81 %           n/a              n/a              n/a          24.66 %
WRL Third Avenue Value                             0.16 %           n/a              n/a              n/a          (2.95)%
WRL J.P. Morgan Real Estate Securities *          (9.46)%           n/a              n/a              n/a         (10.00)%

* WRL J.P. Morgan Real Estate Securities is not available in the WRL Freedom Wealth Protector/registered trademark/.

** WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL T. Rowe Price
   Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth and WRL Dreyfus Mid Cap were not available until 07/01/1999, therefore their performance history is not included.

WRL Series Life Account is the underlying investment vehicle for the Sub-Accounts funding the variable universal life insurance products of Western Reserve Life Assurance Co. of Ohio. The returns for each Sub-Account reflect deductions for the policy's mortality and expense risk charge and investment advisory fees. Please note that past performance is no guarantee of future performance. Total return and principal value of a Sub-Account will fluctuate so that an Owner's units, when redeemed, may be worth more or less than their original cost.

Please refer to the hypothetical illustrations in the prospectus which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration which reflects all the charges that apply to a policy.

This information must be preceded or accompanied by a currently effective prospectus for WRL Freedom Equity Protector/registered trademark/, WRL Freedom Wealth Protector/registered trademark/, WRL Freedom Elite/SM/ or WRL Financial Freedom Builder/registered trademark/, and WRL Series Fund, Inc. Read the prospectuses carefully before investing. This policy has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

                                        WRL QUARTERLY SUB-ACCOUNT PERFORMANCE  5